As filed July 26, 2024	Securities Act Registration No. 333-132541

Investment Company Act Registration No. 811-21872

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933			☐
Pre-Effective Amendment No.			☐
Post-Effective Amendment No.	536	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940			☐
Amendment No.	537	☒

(Check appropriate box or boxes.)

Mutual Fund Series Trust - File Nos. 333-132541 and 811-21872

(Exact Name of Registrant as Specified in Charter)

4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (402) 895-1600

CT CORPORATION SYSTEM

1300 EAST NINTH STREET

CLEVELAND, OH 44114

(Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser, Thompson Hine LLP

41 South High Street, Suite 1700, Columbus, Ohio 43215

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on August 1, 2024 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

AlphaCentric Income Opportunities Fund

CLASS A: IOFAX CLASS C: IOFCX CLASS I: IOFIX

AlphaCentric LifeSci Healthcare Fund

CLASS A: LYFAX CLASS C: LYFCX CLASS I: LYFIX

AlphaCentric Premium Opportunity Fund

CLASS A: HMXAX CLASS C: HMXCX CLASS I: HMXIX

AlphaCentric Robotics and Automation Fund

CLASS A: GNXAX CLASS C: GNXCX CLASS I: GNXIX

AlphaCentric Symmetry Strategy Fund

Class A: SymaX Class C: SymcX Class I: SymiX

AlphaCentric Strategic Income Fund

Class A: SiiaX Class C: SiicX Class I: SiiiX

PROSPECTUS

AUGUST 1, 2024

This Prospectus provides important information about the Funds that you should know before investing. Please read it carefully and keep it for future reference.

Neither the Commodity Futures Trading Commission nor the Securities and Exchange Commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

FUND SUMMARY: ALPHACENTRIC INCOME OPPORTUNITIES Fund	1

FUND SUMMARY: AlphaCentric LIFESCI HEALTHCARE Fund	8

FUND SUMMARY: ALPHACENTRIC PREMIUM OPPORTUNITY FUND	15

FUND SUMMARY: ALPHACENTRIC ROBOTICS AND AUTOMATION FUND	20

FUND SUMMARY: ALPHACENTRIC SYMMETRY STRATEGY FUND	26

FUND SUMMARY: ALPHACENTRIC strategic income FUND	33

ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	41

HOW TO BUY SHARES	73

HOW TO REDEEM SHARES	78

VALUING THE FUNDS’ ASSETS	81

DIVIDENDS, DISTRIBUTIONS AND TAXES	82

advisors and sub-advisors OF THE FUNDS	82

FINANCIAL HIGHLIGHTS	87

APPENDIX A: INTERMEDIARY-SPECIFIC SALES CHARGE REDUCTIONS AND WAIVERS	105

PRIVACY NOTICE	110

FOR MORE INFORMATION	112

FUND SUMMARY: ALPHACENTRIC INCOME OPPORTUNITIES FUND

Investment Objective:

The Fund’s objective is current income.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 73 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 55 and Waiver of Up-Front Sales Charge on Class A Shares on page 56.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load)	1.00%[1]	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.30%	1.30%	1.30%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.76%	0.76%	0.76%
Interest Expense	0.25%	0.25%	0.25%
Remaining Other Expenses	0.51%	0.51%	0.51%
Total Annual Fund Operating Expenses	2.31%	3.06%	2.06%
Fee Waiver and/or Expense Reimbursement[2]	(0.32)%	(0.32)%	(0.32)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.99%	2.74%	1.74%

1.	The 1.00% maximum deferred sales charge may be assessed in the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge) on shares redeemed within eighteen months of purchase.

2.	AlphaCentric Advisors LLC (the “Advisor”) has contractually agreed to waive advisory fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs, such as (a), interest and (b) dividends on securities sold short; taxes; and, extraordinary expenses) at 1.74%, 2.49% and 1.49% of the Class A shares, Class C shares and Class I shares, respectively, through July 31, 2025. This agreement may be terminated by the Trust’s Board of Trustees only on 60 days’ written notice to the Advisor, by the Advisor with the consent of the Board of Trustees, or upon the termination of the advisory agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of either: (i) the Fund’s expense limitation at the time such expenses were waived or (ii) the Fund’s current expense limitation at the time of recoupment.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then hold or redeem all of your shares at the end of those periods. The Example only accounts for the Fund’s expense limitation in place through its expiration period, July 31, 2025, and then depicts the Fund’s total annual expenses thereafter. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year	Class A	Class C	Class I
1	$667	$277	$177
3	$1,133	$915	$615
5	$1,624	$1,578	$1,079
10	$2,972	$3,352	$2,364

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended March 31, 2024 was 15% of the average value of its portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by primarily investing in asset-backed fixed income securities, such as securities backed by credit card receivables, automobiles, aircraft, student loans, equipment leases, and agency and non-agency residential and commercial mortgages. Asset-backed securities in which the Fund may invest also include collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”) and privately-offered collateralized loans. The allocation of the Fund’s investments in these various asset classes depends on the view of the Fund’s investment sub-advisor, Garrison Point Capital, LLC (“Sub-Advisor”), as to which asset classes offer the best risk-adjusted values in the marketplace at a given time. However, the Fund expects to focus its investments in non-agency residential mortgage backed securities. Under normal circumstances, the Fund invests over 25% of its assets in residential mortgage-backed securities (agency and non-agency) and commercial mortgage-backed securities. The Fund may be 100% invested in debt securities.

The Fund may also invest in corporate debt securities; U.S. Treasury and agency securities; structured notes; real estate investment trusts (“REITs”); preferred stock; repurchase and reverse repurchase agreements; investment companies that invest in fixed income securities (including affiliated and unaffiliated funds); and over-the-counter and exchange-traded derivative instruments. The Fund uses derivatives for hedging purposes. The Fund may hedge against rising interest rates through interest rate swaps, interest rate-linked futures and options. The Fund may hedge against rising default rates through credit default swaps, total return swaps linked to an asset or asset class that is representative of the default risks faced by the Fund, and credit spread options. The Fund may also use one or more of these derivatives as a substitute for a security or asset class (commonly referred to as “a substitution hedge”). In addition, the Fund may take short positions in exchange-traded funds (“ETFs”) including inverse and leveraged ETFs to hedge interest rate and general market risks as well as to capitalize on an expected decline in security prices.

The Fund may invest in securities of any maturity or duration. The Fund does not limit its investments to a particular credit quality and may invest in distressed asset backed securities and other below investment grade securities (commonly referred to as “junk”) without limitation. Below investment grade securities are those rated below Baa3 by Moody’s Investor Services or equivalently by another nationally recognized statistical rating organization as well as non-rated securities. The Fund may invest in securities backed by sub-prime mortgages. The Fund may hold up to 15% of its net assets in illiquid investments.

In selecting securities for investment, the Sub-Advisor favors investments it believes are undervalued and have the potential to produce consistent returns in most interest rate environments. The Sub-Advisor selects those securities for investment that it believes offer the best risk/return opportunity based on its analyses of a variety of factors including collateral quality, duration, structure, excess interest, credit support, potential for greater upside and less downside capture, liquidity, and market conditions. The Sub-Advisor attempts to diversify geographically and, with respect to asset backed securities, among servicing institutions. The Fund intends to hold the securities in its portfolio until maturity but may sell the securities held in its portfolio when the opportunity to capture outsized returns exists, or when necessitated by asset flows into or out of the Fund.

Distribution Policy: The Fund’s distribution policy is to make twelve monthly distributions to shareholders. The Fund may, at the discretion of management, target a specific level of monthly distributions (including any return of capital) from time to time. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit. For more information about the Fund’s distribution policy, please turn to “Additional Information About the Funds’ Principal Investment Strategies and Related Risks – Principal Investment Strategies – AlphaCentric Income Opportunities Fund – Distribution Policy and Goals” section in this Prospectus.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable, and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value (“NAV”) and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Acquired Funds Risk. Because the Fund may invest in other investment companies such as ETFs, the value of your investment will fluctuate in response to the performance of the acquired funds. Investing in acquired funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the securities of the acquired funds.

Affiliated Investment Company Risk. The Fund may invest in affiliated underlying funds (the “Affiliated Funds”), unaffiliated underlying funds, or a combination of both. The Advisor, therefore, is subject to conflicts of interest in allocating the Fund’s assets among the Affiliated Funds. The Advisor will receive more revenue to the extent it selects Affiliated Funds rather than unaffiliated funds for inclusion in the Fund’s portfolio. In addition, the Advisor may have an incentive to allocate the Fund’s assets to those Affiliated Funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other Affiliated Funds.

Asset-Backed and Mortgage-Backed Security Risk. When the Fund invests in mortgage-backed securities and asset-backed securities, including CLOs and CDOs, the Fund is subject to the risk that, if the underlying borrowers fail to pay interest or repay principal, the assets backing these securities may not be sufficient to support payments on the securities. Subordinate security classes (tranches) are highly sensitive to default and recovery rates on the underlying pool of assets because the more senior classes are generally entitled to receive payment before the subordinate classes. The liquidity of these assets may decrease over time.

Mortgage-backed securities represent participating interests in pools of residential mortgage loans, some of which are guaranteed by the U.S. government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by the Fund and not the purchase of shares of the Fund.

Mortgage-backed securities do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall. An increased rate of prepayments on the Fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the Fund as the Fund may be required to reinvest assets at a lower interest rate. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. The prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise. The liquidity of mortgage-backed securities may change over time.

CDOs and CLOs Risk. CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CDO or CLO, respectively, in which the Fund invests. CDOs and CLOs also carry risks including, but not limited to, interest rate risk and credit risk.

Credit Default Swap Risk. Credit default swaps (“CDS”) are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the “seller”) receives pre-determined periodic payments from the other party (the “buyer”). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. The use of CDS involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened counterparty, concentration and exposure risks.

Credit Risk. Credit risk is the risk that the issuer of a security and other instrument will not be able to make principal and interest payments when due. Credit risk may be substantial for the Fund, particularly with respect to the non-agency residential mortgage-backed securities in which the Fund invests.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Distribution Policy Risk. The Fund may, at the discretion of management, target a specific level of monthly distributions (including any return of capital) from time to time. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital (i.e., from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Futures Contract Risk. The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

Hedging Risk. Hedging is a strategy in which the Fund uses securities or derivatives to reduce the risks associated with other Fund holdings. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

Industry Concentration Risk. A fund that concentrates its investments in an industry or group of industries is more vulnerable to adverse market, economic, regulatory, political or other developments affecting such industry or group of industries than a fund that invests its assets more broadly.

Inverse ETF Risk. Investments in inverse ETFs will prevent the Fund from participating in market-wide or sector-wide gains and may not prove to be an effective hedge. Because of mathematical compounding, and because inverse ETFs have a single day investment objective to track the performance of a multiple of an index, the performance of an inverse ETF for periods greater than a single day is likely to be greater than or less than the actual multiple of the index even before accounting for the ETF’s fees and expenses. Compounding will cause longer term results to vary significantly from the stated multiple of the index particularly during periods of higher index volatility.

Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Leverage Risk. The use of leverage by the Fund, such as borrowing money to purchase securities or the use of options, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses.

Leveraged ETF Risk. Investing in leveraged ETFs will amplify the Fund’s gains and losses. Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time. A leveraged ETF will lose money when the level of the underlying index is flat. Longer holding periods, higher index volatility, and greater leverage each exacerbate the impact of compounding on the Fund’s returns.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. Although most of the Fund’s securities must be liquid at the time of investment, the Fund may purchase illiquid investments and securities may become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, the Fund’s investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemptions or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on investments in illiquid investments, may be unable to achieve its desired level of exposure to a certain sector. Some investments held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid investments may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk. The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests or sells short may prove to be incorrect and there is no guarantee that the portfolio managers’ judgment will produce the desired results.

Market Risk. Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Options Risk. There are risks associated with the Fund’s options-based hedging strategy. This strategy involves the sale and purchase of call and put options on ETFs, indices, interest rates and volatility. Generally, options may not be an effective hedge because they may have imperfect correlation to the value of the Fund’s portfolio securities. Additionally, the underlying reference instrument on which the option is based may have imperfect correlation to the value of the Fund’s portfolio securities. As the buyer of a call option, the Fund risks losing the entire premium invested in the option if the underlying reference instrument does not rise above the strike price, which means the option will expire worthless. As the buyer of a put option, the Fund risks losing the entire premium invested in the option if the underlying reference instrument does not fall below the strike price, which means the option will expire worthless. Additionally, purchased options may decline in value due to changes in price of the underlying reference instrument, passage of time and changes in volatility. As a seller (writer) of a put option, the Fund will lose money if the value of the underlying reference instrument falls below the strike price. As a seller (writer) of a call option, the Fund will lose money if the value of the underlying reference instrument rises above the strike price. The Fund’s losses are potentially large in a written put transaction and potentially unlimited in an unhedged written call transaction. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. Options are also subject to leverage and volatility risk, liquidity risk, tracking risk, and sub-strategy risk.

Options Market Risk. Markets for options and options on futures may not always operate on a fair and orderly basis. At times, prices for options and options on futures may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The dysfunction and manipulation of volatility and options markets may make it difficult for the fund to effectively implement its investment strategy and achieve its objectives and could potentially lead to significant losses.

Over-the-Counter (“OTC”) Trading Risk. Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result, and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

Preferred Stock Risk. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.

Prepayment and Extension Risk. Prepayment and extension risk is the risk that principal on a debt obligation may be repaid earlier than anticipated. Prepayment and extension risk may impact the Fund’s profits and/or require it to pay higher yields than were expected.

Real Estate and REIT Risk. The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects. Investing in REITs involves certain unique risks in addition to those associated with the real estate sector generally. REITs whose underlying properties are concentrated in a particular industry or region are also subject to risks affecting such industries and regions. REITs (especially mortgage REITs) are also subject to interest rate risks. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to Fund expenses.

Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.

Repurchase and Reverse Repurchase Agreements Risk. The Fund may enter into repurchase agreements in which it purchases a security (known as the “underlying security”) from a securities dealer or bank. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying security and losses in the event of a decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment, and involve the risk that (i) the other party may fail to return the securities in a timely manner, or at all, and (ii) the market value of assets that are required to be repurchased decline below the purchase price of the asset that has to be sold, resulting in losses to the Fund.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

Structured Note Risk. Structured notes are subject to credit risk, default risk, adverse changes in the index or reference asset to which payments are linked, and may involve leverage risk.

Sub-Prime Mortgage Risk. Lower-quality notes, such as those considered “sub-prime” are more likely to default than those considered “prime” by a rating evaluation agency or service provider. An economic downturn or period of rising interest rates could adversely affect the market for sub-prime notes and reduce the Fund’s ability to sell these securities. The lack of a liquid market for these securities could decrease the Fund’s share price. Additionally, borrowers may seek bankruptcy protection which would delay resolution of security holder claims and may eliminate or materially reduce liquidity.

U.S. Agency Securities Risk. The Fund may invest in U.S. government or agency obligations. Securities issued or guaranteed by federal agencies and U.S. government sponsored entities are not usually backed by the full faith and credit of the U.S. government.

Volatility Risk. Using derivatives that can create leverage, which can amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile, which means that the Fund’s performance may be subject to substantial short term changes up or down.

Performance:

The bar chart shown below provides an indication of the risks of investing in the Fund by showing the total return of its Class A shares for each full calendar year since inception. Although Class C and Class I shares have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C and Class I shares are different from Class A shares because Class C and Class I shares have different expenses than Class A shares. The accompanying table shows how the Fund’s average annual returns compare over time with those of a broad-based market index. Sales charges are reflected in the information shown below in the table, but the information shown in the bar chart does not reflect sales charges and, if it did, returns would be lower. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-844-ACFUNDS (844-223-8637).

AlphaCentric Income Opportunities Fund

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 20.92% (quarter ended June 30, 2020), and the lowest return for a quarter was (36.22)% (quarter ended March 31, 2020). The Fund’s Class Shares A year-to-date return for the period ended June 30, 2024 was (2.80)%.

AlphaCentric Income Opportunities Fund

Average Annual Total Returns

(for the periods ended December 31, 2023)

Class A Shares	1 Year	5 Year	Since Inception (5/28/15)
Return Before Taxes	(10.22)%	(4.36)%	1.61%
Return After Taxes on Distributions	(11.45)%	(5.58)%	0.06%
Return After Taxes on Distributions and Sale of Fund Shares	(6.04)%	(3.66)%	0.65%
Class C Shares
Return Before Taxes	(6.39)%	(4.14)%	1.45%
Class I Shares
Return Before Taxes	(5.52)%	(3.17)%	2.45%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.32%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes will vary.

Advisor: AlphaCentric Advisors LLC is the Fund’s investment advisor.

Sub-Advisor: Garrison Point Capital, LLC is the Fund’s investment sub-advisor.

Portfolio Managers: Garrett Smith, Principal and Portfolio Manager of the Sub-Advisor, and Brian Loo, Portfolio Manager of the Sub-Advisor, are the Fund’s Portfolio Managers and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. They have served the Fund in this capacity since the Fund commenced operations in May 2015.

Purchase and Sale of Fund Shares: The minimum initial investment in all share classes of the Fund is $2,500 for regular and tax-deferred plans, such as IRA and 401(k) accounts, and $100 for an automatic investment plan account. The minimum subsequent investment in all share classes of the Fund is $100. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY: ALPHACENTRIC LIFESCI HEALTHCARE FUND

Investment Objective:

The Fund’s investment objective is long-term capital appreciation.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 73 and “Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers” and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 55 and Waiver of Up-Front Sales Charge on Class A Shares on page 56.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load)	1.00%[1]	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%	1.25%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.40%	0.40%	0.40%
Acquired Fund Fees and Expenses[2]	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.91%	2.66%	1.66%
Fee Waiver and/or Expense Reimbursement[3]	(0.25)%	(0.25)%	(0.25)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.66%	2.41%	1.41%

1.	The 1.00% maximum deferred sales charge may be assessed in the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge) on shares redeemed within eighteen months of purchase.

2.	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

3.	AlphaCentric Advisors LLC (the “Advisor”) has contractually agreed to waive advisory fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs, such as (a), interest and (b) dividends on securities sold short; taxes; and, extraordinary expenses) at 1.65%, 2.40% and 1.40% of the Class A shares, Class C shares and Class I shares, respectively, through July 31, 2025. This agreement may be terminated by the Trust’s Board of Trustees only on 60 days’ written notice to the Advisor, by the Advisor with the consent of the Board of Trustees, or upon the termination of the advisory agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of either: (i) the Fund’s expense limitation at the time such expenses were waived or (ii) the Fund’s current expense limitation at the time of recoupment.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then hold or redeem all of your shares at the end of those periods. The Example only accounts for the Fund’s expense limitation in place through its expiration period, July 31, 2025, and then depicts the Fund’s total annual expenses thereafter. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year	Class A	Class C	Class I
1	$734	$244	$144
3	$1,118	$803	$499
5	$1,525	$1,388	$879
10	$2,660	$2,975	$1,944

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended March 31, 2024 was 134% of the average value of its portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by investing in the life sciences and healthcare related companies that the Fund’s investment sub-advisor, LifeSci Fund Management LLC (the “Sub-Advisor”), believes to have potential to appreciate in value. Under normal market conditions, the Fund invests at least 80% of its net assets plus borrowings for investment purposes in the securities of companies in the life sciences and healthcare sectors, which the Fund defines to be the category of companies related to producing or supplying facilities, supplies, technology, pharmaceuticals, equipment, devices or services for the preservation and care of a person’s or animal’s health. The Fund invests in equity securities, primarily common stock, of these companies and may also invest, from time to time, in exchange traded funds (“ETFs”) that primarily invest in these companies. The Fund defines life sciences and healthcare companies to include those companies that are expected to derive 50% or more of their revenue from life sciences and healthcare related products and services. These companies may include development stage companies, which are entities devoting substantially all of their efforts establishing a business for which commercial operations have not commenced or no significant revenue is being generated.

The Fund may invest up to 15% of the Fund’s net assets in private and other companies whose securities may have legal or contractual restrictions on resale or are otherwise illiquid such as initial public offerings (“IPOs”), mezzanine financing offerings and other structured transactions. The Fund may invest in securities of companies of any market capitalization and in foreign companies either directly or through American Depositary Receipts (“ADRs”).

The Fund concentrates its investments (i.e., invests more than 25% of its assets) in the biotech and pharmaceutical; health care facilities and services; and medical equipment and devices industries, collectively. Each of these industries are commonly categorized within the healthcare sector because they share similar distribution channels and regulatory constraints.

For hedging purposes or when the Sub-Advisor anticipates significant price changes due to company or market moving events, the Fund may also invest in inverse ETFs and purchase and sell call and put options on equity securities of life sciences and healthcare companies.

The Sub-Advisor begins the investment selection process by systematically screening the universe of life sciences and healthcare companies using fundamental scientific and medical literature review, and input from leading scientific and medical experts to identify highly innovative thematic areas of interest. Financial analysis, market projections and corporate diligence are then performed to select the Fund’s investments.

The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value (“NAV”) and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Acquired Fund Risk. Because the Fund may invest in other investment companies, the value of your investment will fluctuate in response to the performance of the acquired funds. Investing in acquired funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the securities of the acquired funds.

ADRs Risk. ADRs, which are typically issued by a bank, are certificates that evidence ownership of shares of a foreign company and are alternatives to purchasing foreign securities directly in their national markets and currencies. ADRs are subject to the same risks as direct investment in foreign companies and involve risks that are not found in investments in U.S. companies.

Development Stage Company Risk. The Fund may invest a substantial portion of the portfolio in development stage companies that are not generating meaningful revenue.

Equity Security Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Warrants and rights may expire worthless if the price of a common stock is below the conversion price of the warrant or right. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

ETF Risk. The ETFs (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the Sub-Advisor expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Fund. Like an open-end investment company (mutual fund), the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop; and (iii) market trading in the ETF may be halted under certain circumstances.

Foreign Currency Risk. Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Foreign Exchanges Risk. A portion of the derivatives trades made by the Fund may take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Foreign Investment Risk. Since the Fund’s investments may include ADRs and foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

Growth Stock Risk. “Growth” stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. “Growth” stocks also tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, “growth” stocks tend to be sensitive to changes in their earnings and more volatile in price than the stock market as a whole. In addition, companies that the Advisor or Sub-Advisor believes have significant growth potential are often companies with new, limited or cyclical product lines, markets or financial resources and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

Healthcare Sector Risk. Companies in the healthcare sector, including drug related companies, may be heavily dependent on clinical trials with uncertain outcomes and decisions made by the governments and regulatory authorities. Further, these companies are dependent on patent protection, and the expiration of patents may adversely affect the profitability of the companies. Additionally, the profitability of some healthcare and life sciences companies may be dependent on a relatively limited number of products, and their products can become obsolete due to sector innovation, changes in technologies or other market developments.

Hedging Risk. Hedging is a strategy in which a fund uses a derivative to offset the risks associated with other fund holdings. There can be no assurance that a fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

Industry Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse occurrences affecting the Fund more than the market as a whole, because the Fund’s investments are concentrated in the biotech and pharmaceutical; health care facilities and services; and medical equipment and devices industries, collectively.

○	Biotech and Pharmaceutical Industry Risk: The profitability of these companies is highly dependent on the development, procurement and marketing of drugs and the development, protection and exploitation of intellectual property rights and other proprietary information. These companies may be significantly affected by the expiration of patents or the loss of, or the inability to enforce, intellectual property rights. Research and other costs associated with developing or procuring new drugs and the related intellectual property rights can be significant and may not be successful. Many pharmaceutical companies face intense competition from new products and less costly generic products, which may make it difficult to raise the prices of their products and may result in price discounting. In addition, the process for obtaining regulatory approval from the U.S. Food and Drug Administration or other governmental regulatory authorities is long and costly and there is no assurance that the necessary approvals will be obtained or maintained by these companies.

These companies may be adversely affected by government regulation and changes in reimbursement rates from third-party payors, such as Medicare, Medicaid and other government-sponsored programs, private health insurance plans and health maintenance organizations. The profitability of these companies may be dependent on a relatively limited number of products. Additionally, their products can become obsolete due to industry innovation, changes in technologies or other market developments.

○	Healthcare Facilities and Services Industry Risk: The Fund is subject to the risk that the companies in that industry are likely to react similarly to legislative or regulatory changes, adverse market conditions and/or increased competition affecting their market segment. Due to the rapid pace of technological development, there is the risk that the products and services developed by these companies may become rapidly obsolete or have relatively short product cycles. There is also the risk that the products and services offered by these companies will not meet expectations or even reach the marketplace.

○	Medical Equipment and Devices Industry Risk: Many companies in the medical equipment and devices industry are affected by the expiration of patents, litigation based on product liability, industry competition, product obsolescence and regulatory approvals, among other factors.

Inverse ETF Risk. Investments in inverse ETFs will prevent the Fund from participating in market-wide or sector-wide gains and may not prove to be an effective hedge. Because of mathematical compounding, and because inverse ETFs have a single day investment objective to track the performance of a multiple of an index, the performance of an inverse ETF for periods greater than a single day is likely to be greater than or less than the actual multiple of the index even before accounting for the ETF’s fees and expenses. Compounding will cause longer term results to vary significantly from the stated multiple of the index particularly during periods of higher index volatility.

IPO Risk. The Fund invests in IPOs at the time of the initial offering and in post-IPO trading. The stocks of such companies are unseasoned equities lacking a trading history, a track record of reporting to investors and widely available research coverage. IPOs are thus often subject to extreme price volatility and speculative trading. These stocks may have above-average price appreciation in connection with the initial public offering prior to inclusion in the Fund. The price of stocks included in the Fund may not continue to appreciate. In addition, IPOs share similar liquidity risks as private equity and venture capital. Such liquidity risks exist when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. The free float shares held by the public in an IPO are typically a small percentage of the market capitalization. The ownership of many IPOs often includes large holdings by venture capital and private equity investors who seek to sell their shares in the public market in the months following an IPO when shares restricted by lock-up are released, causing greater volatility and possible downward pressure during the time that locked-up shares are released.

Large Capitalization Stock Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Life Science Sector Risk. Companies in the life science sector, including drug related companies, may be heavily dependent on clinical trials with uncertain outcomes and decisions made by the governments and regulatory authorities. Further, these companies are dependent on patent protection, and the expiration of patents may adversely affect the profitability of the companies. Additionally, the profitability of some healthcare and life sciences companies may be dependent on a relatively limited number of products, and their products can become obsolete due to sector innovation, changes in technologies or other market developments.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. Although most of the Fund’s securities must be liquid at the time of investment, the Fund may purchase illiquid investments and securities may become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, the Fund’s investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemptions or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on investments in illiquid investments, may be unable to achieve its desired level of exposure to a certain sector. Some investments held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid investments may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgments will produce the desired results.

Market Price Variance Risk. The Fund bears the risk that the market price that it pays for an inverse ETF will not be equal to the ETF’s true value.

Market Risk. Overall stock or bond market volatility may also affect the value of the Fund. Factors such as domestic and/or foreign economic growth and market conditions, interest rate levels, political events and terrorism affect the securities markets.

Medium (Mid) Capitalization Stock Risk. The earnings and prospects of mid-capitalization companies are more volatile than larger companies, they may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.

Micro Capitalization Risk. Micro capitalization companies may be newly formed or have limited product lines, distribution channels and financial and managerial resources. The risks associated with those investments are generally greater than those associated with investments in the securities of larger, more established companies. This may cause the Fund’s net asset value to be more volatile when compared to investment companies that focus only on large capitalization companies.

Options Risk. As the seller (writer) of a covered call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price because the Fund will no longer hold the underlying security. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. As the seller (writer) of a put option, the Fund will lose money if the value of the security falls below the strike price. The use of derivative instruments, such as options, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments, including the risk that the counterparty to an options transaction may not fulfill its contractual obligations.

Options Market Risk. Markets for options and options on futures may not always operate on a fair and orderly basis. At times, prices for options and options on futures may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The dysfunction and manipulation of volatility and options markets may make it difficult for the fund to effectively implement its investment strategy and achieve its objectives and could potentially lead to significant losses.

Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. There can be no guarantee the securities held by the Fund will appreciate in value.

Smaller Capitalization Stock Risk. Smaller-sized companies may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and companies may have limited markets, product lines or financial resources and lack management experience.

Structured Note Risk. The Fund may seek investment exposure to sectors through structured notes that may be exchange traded or may trade in the over-the-counter market. These notes are typically issued by banks or brokerage firms and have interest and/or principal payments which are linked to changes in the price level of certain assets or to the price performance of certain indices. The value of a structured note will be influenced by time to maturity, level of supply and demand for this type of note, interest rate and market volatility, changes in the issuer’s credit quality rating, and economic, legal, political, or events that affect the industry. In addition, there may be a lag between a change in the value of the underlying reference asset and the value of the structured note. Structured notes may also be subject to counterparty risk. The Fund may also be exposed to increased transaction costs when it seeks to sell such notes in the secondary market.

Turnover Risk. High portfolio turnover causes the Fund to incur higher transactional and brokerage costs, which may adversely affect the Fund’s performance.

Performance:

The bar chart shown below provides an indication of the risks of investing in the Fund by showing the total return of its Class A shares for each full calendar year since inception. Although Class C and Class I shares have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C and Class I shares are different from Class A shares because Class C and Class I shares have different expenses than Class A shares. The accompanying table shows how the Fund’s average annual returns compare over time with those of a broad-based market index and supplemental indexes. Sales charges are reflected in the information shown below in the table, but the information shown in the bar chart does not reflect sales charges, and, if it did, returns would be lower. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-844-ACFUNDS (844-223-8637).

AlphaCentric LifeSci Healthcare Fund

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 27.49% (quarter ended December 31, 2020), and the lowest return for a quarter was (11.88)% (quarter ended June 30, 2022). The Fund’s Class Shares A year-to-date return for the period ended June 30, 2024 was (5.53)%.

AlphaCentric LifeSci Healthcare Fund

Average Annual Total Returns

(for the periods ended December 31, 2023)

Class A Shares	1 Year	Since Inception (11/29/19)
Return Before Taxes	0.75%	10.48%
Return After Taxes on Distributions	(0.26)%	8.24%
Return After Taxes on Distributions and Sale of Fund Shares	0.51%	7.26%
Class C Shares
Return Before Taxes	6.14%	11.47%
Class I Shares
Return Before Taxes	7.17%	12.34%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	26.29%	12.59%
S&P Biotechnology Select Industry Total Return Index (reflects no deduction for fees, expenses or taxes)	7.76%	(0.94)%
S&P 500 Health Care Sector Total Return Index	2.06%	10.12%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes will vary.

Advisor: AlphaCentric Advisors LLC is the Fund’s investment advisor.

Sub-Advisor: LifeSci Fund Management LLC is the Fund’s investment sub-advisor.

Portfolio Manager: Mark G. Charest, Ph.D., is Portfolio Manager of the Sub-Advisor and is primarily responsible for the day-to-day management of the Fund’s portfolio. He has served the Fund as Portfolio Manager since the Fund commenced operations in November 2019.

Purchase and Sale of Fund Shares: The minimum initial investment in all share classes of the Fund is $2,500 for regular and tax deferred plans, such as IRA or 401(k) accounts, and $100 for an automatic investment plan account. The minimum subsequent investment in all share classes of the Fund is $100. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY: ALPHACENTRIC PREMIUM OPPORTUNITY FUND

Investment Objective:

The Fund’s objective is to achieve long-term capital appreciation.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 73 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 55 and Waiver of Up-Front Sales Charge on Class A Shares on page 56.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load)	1.00%[1]	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.75%	1.75%	1.75%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.43%	0.43%	0.43%
Acquired Fund Fees and Expenses[2]	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses	2.46%	3.21%	2.21%
Fee Waiver and/or Expense Reimbursement[3]	(0.19)%	(0.19)%	(0.19)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.27%	3.02%	2.02%

1.	The 1.00% maximum deferred sales charge may be assessed in the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge) on shares redeemed within eighteen months of purchase.

2.	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

3.	AlphaCentric Advisors LLC (the “Advisor”)’ has contractually agreed to waive advisory fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes and, extraordinary expenses) at 2.24%, 2.99% and 1.99% for Class A shares, Class C shares and Class I shares, respectively, through July 31, 2025. This agreement may be terminated by the Board of Trustees only on 60 days’ written notice to the Advisor, by the Advisor with the consent of the Board of Trustees, or upon the termination of the advisory agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: (i) the Fund’s expense limitation at the time such expenses were waived and (ii) the Fund’s current expense limitation at the time of recoupment.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then hold or redeem all of your shares at the end of those periods. The Example only accounts for the Fund’s expense limitation in place through its expiration period, July 31, 2025, and then depicts the Fund’s total annual expenses thereafter. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year	Class A	Class C	Class I
1	$792	$305	$205
3	$1,280	$971	$673
5	$1,794	$1,662	$1,167
10	$3,197	$3,500	$2,529

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended March 31, 2024 was 0% of the average value of its portfolio.

Principal Investment Strategies:

Under normal circumstances, the Fund seeks to achieve its investment objective by investing primarily in long and short futures and call and put options on futures on the S&P 500 Index (the “Index”); futures contracts on the Cboe Volatility Index; and cash and cash equivalents, including money market funds and treasury securities. The Fund may also invest in securities that represent the return of a securities index (such as exchange traded funds like the SPDR Trust Series I units); volatility exchange traded funds; and income securities of any maturity or credit quality (including lower quality fixed income securities, commonly referred to as “junk” bonds), and investment companies that invest in such income securities (including affiliated and unaffiliated investment companies).

The Fund’s strategy employs a rules-based program that seeks to achieve its investment objective in multiple ways: (1) the Fund purchases stock index futures and places option trades designed to make positive returns as the market rises, (2) the Fund collects premiums on options it sells; (3) the Fund may enter into positions designed to hedge or profit from either an increase or decrease in Index volatility; and (4) the Fund may increase or decrease the balance of puts and calls and futures based on market direction.

The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable, and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value (“NAV”) and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Acquired Fund Risk. Because the Fund may invest in other investment companies, the value of your investment will fluctuate in response to the performance of the acquired funds. Investing in acquired funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the securities of the acquired funds.

Affiliated Investment Company Risk. The Fund may invest in affiliated underlying funds (the “Affiliated Funds”), unaffiliated underlying funds, or a combination of both. The Advisor, therefore, is subject to conflicts of interest in allocating the Fund’s assets among the Affiliated Funds. The Advisor will receive more revenue to the extent it selects an Affiliated Fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. In addition, the Advisor may have an incentive to allocate the Fund’s assets to those Affiliated Funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other Affiliated Funds.

Cash and Cash Equivalents Risk. At any time, the Fund may have significant investments in cash and cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Futures Contract Risk. The successful use of futures contracts draws upon the Advisor’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Hedging Risk. Hedging is a strategy in which the Fund uses a derivative to reduce the risks associated with other Fund holdings. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.

Index Risk. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.

Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Leverage Risk. Using derivatives like futures and options to increase the Fund’s combined long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. Although most of the Fund’s securities must be liquid at the time of investment, the Fund may purchase illiquid investments and securities may become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, the Fund’s investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemptions or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on investments in illiquid investments, may be unable to achieve its desired level of exposure to a certain sector. Some investments held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid investments may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Options Risk. There are risks associated with the Fund’s options-based strategy. This strategy involves the sale and purchase of call and put options. As the buyer of a call option, the Fund risks losing the entire premium invested in the option if the underlying reference instrument does not rise above the strike price, which means the option will expire worthless. As the buyer of a put option, the Fund risks losing the entire premium invested in the option if the underlying reference instrument does not fall below the strike price, which means the option will expire worthless. Additionally, purchased options may decline in value due to changes in price of the underlying reference instrument, passage of time and changes in volatility. As a seller (writer) of a put option, the Fund will lose money if the value of the underlying reference instrument falls below the strike price. As a seller (writer) of a call option, the Fund will lose money if the value of the underlying reference instrument rises above the strike price. The Fund’s losses are potentially large in a written put transaction and potentially unlimited in an unhedged written call transaction. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. Options are also subject to leverage and volatility risk, liquidity risk and tracking risk.

Options Market Risk. Markets for options and options on futures may not always operate on a fair and orderly basis. At times, prices for options and options on futures may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The dysfunction and manipulation of volatility and options markets may make it difficult for the fund to effectively implement its investment strategy and achieve its objectives and could potentially lead to significant losses.

Regulatory Risk: Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.

U.S. Agency Securities Risk. The Fund may invest in U.S. government or agency obligations. Securities issued or guaranteed by federal agencies and U.S. government sponsored entities may or may not be backed by the full faith and credit of the U.S. government.

Volatility Risk. Using derivatives that can create leverage, which can amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile, which means that the Fund’s performance may be subject to substantial short term changes up or down.

Performance:

The bar chart shown below provides an indication of the risks of investing in the Fund by showing the total return of its Class I shares for each full calendar year since the Fund’s inception. Although Class A and C shares have similar annual returns to Class I shares because the classes are invested in the same portfolio of securities, the returns for Class A and C shares are different from Class I shares because Class A and C shares have different expenses than Class I shares. The accompanying table shows how the Fund’s average annual returns compare over time to those of a broad-based market index. Sales charges are reflected in the information shown below in the table. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information and daily NAV is available at no cost by calling 1-844-ACFUNDS (844-223-8637). The Fund acquired all of the assets and liabilities of Theta Funds, L.P. (the “Predecessor Fund”) in a tax-free reorganization on September 30, 2016. In connection with this acquisition, shares of the Predecessor Fund were exchanged for Class I shares of the Fund, so the Predecessor Fund became the Class I shares of the Fund. The Fund’s investment objective, policies and guidelines are, in all material respects, equivalent to the Predecessor Fund’s investment objectives, policies and guidelines. The performance information prior to September 30, 2016 set forth below reflects the historical performance of the Predecessor Fund shares. The Predecessor Fund was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions, limitations and diversification requirements that are imposed by the 1940 Act. If the Predecessor Fund had been registered under the 1940 Act, the Predecessor Fund’s performance may have been adversely affected.

AlphaCentric Premium Opportunity Fund

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 14.05% (quarter ended March 31, 2020), and the lowest return for a quarter was (12.25)% (quarter ended March 31, 2018). The Fund’s Class I year-to-date return for the period ended June 30, 2024 was 7.61%.

The following table shows the average annual returns for the Fund and Predecessor Fund which includes all of its actual fees and expenses over various periods ended December 31, 2023. The Predecessor Fund did not have a distribution policy. It was an unregistered limited partnership, did not qualify as a regulated investment company for federal income tax purposes and it did not pay dividends and distributions. As a result of the different tax treatment, we are unable to show the after-tax returns for the Predecessor Fund.

AlphaCentric Premium Opportunity Fund

Average Annual Total Returns

(For periods ended December 31, 2023)

	1 Year	5 Years	10 Years*
Class I Shares
Return Before Taxes	13.36%	10.25%	6.98%
Return After Taxes on Distributions	13.35%	9.84%	6.69%
Return After Taxes on Distributions and Sale of Fund Shares	7.91%	8.07%	5.59%
S&P 500 TR Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%

			Since Inception (9/30/16)
Class A Shares
Return Before Taxes	6.56%	8.69%	5.86%
Class C Shares
Return Before Taxes	12.22%	9.27%	6.03%
S&P 500 TR Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	13.51%

*	Includes the effect of performance fees paid by the investors of the Predecessor Fund.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other share classes will vary.

Advisor: AlphaCentric Advisors LLC is the Fund’s investment advisor (the “Advisor”).

Portfolio Manager: Russell Kellites is the Fund’s Portfolio Manager and is primarily responsible for the day-to-day management of the Fund’s portfolio. He has served in this capacity since the Predecessor Fund commenced operations in September 2011.

Purchase and Sale of Fund Shares: The minimum initial investment in all share classes of the Fund is $2,500 for regular and tax-deferred plans, such as IRA and 401(k) accounts, and $100 for an automatic investment plan account. The minimum subsequent investment in all share classes of the Fund is $100. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY: ALPHACENTRIC ROBOTICS AND AUTOMATION FUND

Investment Objective:

The Fund’s investment objective is long-term capital appreciation.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 73 and “Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers” and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 55 and Waiver of Up-Front Sales Charge on Class A Shares on page 56.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load)	1.00%[1]	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%	1.25%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.84%	0.84%	0.84%
Total Annual Fund Operating Expenses	2.34%	3.09%	2.09%
Fee Waiver and/or Expense Reimbursement[2]	(0.69)%	(0.69)%	(0.69)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.65%	2.40%	1.40%

1.	The 1.00% maximum deferred sales charge may be assessed in the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge) on shares redeemed within eighteen months of purchase.

2.	AlphaCentric Advisors LLC (the “Advisor”) has contractually agreed to waive advisory fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses, such as litigation) at 1.65%, 2.40% and 1.40% for Class A shares, Class C shares and Class I shares, respectively, through July 31, 2025. This agreement may be terminated by the Board of Trustees only on 60 days’ written notice to the Advisor, by the advisor with the consent of the Board of Trustees, or upon the termination of the advisory agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three fiscal years after the fees have been waived or reimbursed) so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: (i) the Fund’s expense limitation at the time such expenses were waived and (ii) the Fund’s current expense limitation at the time of recoupment.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then hold or redeem all of your shares at the end of those periods. The Example only accounts for the Fund’s expense limitation in place through its expiration period, July 31, 2025, and then depicts the Fund’s total annual expenses thereafter. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year	Class A	Class C	Class I
1	$733	$243	$143
3	$1,201	$889	$588
5	$1,694	$1,561	$1,060
10	$3,047	$3,354	$2,366

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended March 31, 2024 was 54% of the average value of its portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by investing in a portfolio of U.S. and foreign common stock of companies involved in innovative and breakthrough technologies across multiple sectors. Under normal market conditions, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in companies involved in robotics-related and/or automation-related products and/or services. Such products and services include any technology, service or device that supports, aids or contributes to any type of robot; robotics action; automation system process, software or management; machine learning; objects that are able to connect and transfer data via the internet (known as “the Internet of Things”); artificial intelligence; and human/machine interfaces. The Fund’s portfolio is composed of companies with game changing technologies in sectors such as manufacturing, infrastructure, transportation, energy, healthcare, information technology, media and communication services. These companies have a minimum market capitalization of $50 million with a sequential increase in annual research and development spending and derive a substantial amount of revenues from robotics and automation related end markets. The Fund concentrates its investments (i.e., invests more than 25% of its assets) in machinery and electrical equipment industries, collectively. The Fund separately concentrates its investments (i.e., invests more than 25% of its assets) in the healthcare equipment and supplies and healthcare technology industries, collectively. The Fund expects to invest primarily in developed markets but may also invest in emerging markets. The Fund may invest in any company with a market capitalization over $50 million.

The Fund’s investment sub-advisor, Contego Capital Group, Inc. (the “Sub-Advisor”) employs proprietary bottom-up research to identify companies worldwide with innovation technologies and potential for long-term outperformance. After such innovative companies are identified, the companies are screened and only those companies meeting the Sub-Advisor’s quantitative criteria are considered for investment. Companies are sold when the initial growth potential is no longer foreseeable.

When it deems appropriate, the Sub-Advisor may endeavor to hedge market risk by investing in inverse (short) exchange-traded funds (“ETFs”), market volatility-linked ETFs, and invest in cash and cash equivalents. These ETFs may be leveraged ETFs, which are designed to produce daily returns (before fees and expenses) that are a multiple of a reference index or asset.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value (“NAV”) and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Cash and Cash Equivalents Risk. When a substantial portion of a portfolio is held in cash and cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

Common Stock Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.

Emerging Markets Risk. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid. Due to this relative lack of liquidity, the Fund may have to accept a lower price or may not be able to sell a portfolio security at all. There may be less reliable or publicly available information about emerging markets due to non-uniform regulatory, auditing or financial recordkeeping standards (including material limits on PCAOB inspection, investigation and enforcement), which could cause errors in the implementation of the Fund’s investment strategy.

Equity Security Risk. Common and preferred stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Warrants and rights may expire worthless if the price of a common stock is below the conversion price of the warrant or right. Convertible bonds may decline in value if the price of a common stock falls below the conversion price. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

ETF Risk. The ETFs (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the Sub-Advisor expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Fund. Like an open-end investment company (mutual fund), the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop; and (iii) market trading in the ETF may be halted under certain circumstances.

Foreign Investment Risk. The value of foreign securities is subject is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

Hedging Risk. Hedging is a strategy in which the Fund uses a security to reduce the risks associated with other Fund holdings. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective and the Fund’s hedging strategy may cause the Fund to lose money.

Industry Concentration Risk. A fund that concentrates its investments in an industry or group of industries is more vulnerable to adverse market, economic, regulatory, political or other developments affecting such industry or group of industries than a fund that invests its assets more broadly. The Fund may be subject to the following industry risks:

●	Healthcare Equipment and Supplies Industry Risk: Companies in the healthcare equipment and supplies industry are likely to react similarly to legislative or regulatory changes, adverse market conditions and/or increased competition affecting their market segment. Due to the rapid pace of technological development, there is the risk that the products and services developed by these companies may become rapidly obsolete or have relatively short product cycles. There is also the risk that the products and services offered by these companies will not meet expectations or even reach the marketplace.

●	Healthcare Technology Industry Risk: Healthcare technology companies face the risk of small or limited markets, changes in business cycles, world economic growth, technological progress, rapid obsolescence, and government regulation. Healthcare technology companies may have limited product lines, markets, financial resources or personnel. Securities of healthcare technology companies, especially smaller, start-up companies, tend to be more volatile than securities of companies that do not rely heavily on technology. Rapid change to technologies that affect a company’s products could have a material adverse effect on such company’s operating results. Healthcare technology companies also rely heavily on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by these companies to protect their proprietary rights will be adequate to prevent the misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies’ technology. Healthcare technology companies typically engage in significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful.

●	Machinery and Electrical Equipment Industries Risk: The machinery and electrical equipment industries can be significantly affected by general economic trends, including employment, economic growth, and interest rates; changes in consumer sentiment and spending; overall capital spending levels, which are influenced by an individual company’s profitability and broader factors such as interest rates and foreign competition; commodity prices; technical obsolescence; labor relations legislation; government regulation and spending; import controls; and worldwide competition. Companies in these industries also can be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Inverse ETF Risk. Investments in inverse ETFs will prevent the Fund from participating in market-wide or sector-wide gains and may not prove to be an effective hedge. Because of mathematical compounding, and because inverse ETFs have a single day investment objective to track the performance of a multiple of an index, the performance of an inverse ETF for periods greater than a single day is likely to be greater than or less than the actual multiple of the index even before accounting for the ETF’s fees and expenses. Compounding will cause longer term results to vary significantly from the stated multiple of the index particularly during periods of higher index volatility.

Large Capitalization Stock Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Leveraged ETF Risk. Investing in leveraged ETFs will amplify the Fund’s gains and losses. Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time. A leveraged ETF will lose money when the level of the underlying index is flat. Longer holding periods, higher index volatility, and greater leverage each exacerbate the impact of compounding on the Fund’s returns.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. Although most of the Fund’s securities must be liquid at the time of investment, the Fund may purchase illiquid investments and securities may become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, the Fund’s investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemptions or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on investments in illiquid investments, may be unable to achieve its desired level of exposure to a certain sector. Some investments held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid investments may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Market Volatility-Linked ETFs Risk. ETFs that are linked to market volatility have the risks associated with investing in futures. The ETF’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the ETF to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the adviser’s expectation and may not produce the desired investment results. The Fund bears the risk that the market price it pays for a market volatility-linked ETF will not be equal to the ETF’s true value. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

Micro Capitalization Companies Risk. Micro capitalization companies may be newly formed or have limited product lines, distribution channels and financial and managerial resources. The risks associated with those investments are generally greater than those associated with investments in the securities of larger, more established companies. This may cause the Fund’s NAV to be more volatile when compared to investment companies that focus only on large capitalization companies.

Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.

Robotics and Automation Companies Risk. The Fund invests primarily in the equity securities of robotics and automation companies and, as such, is particularly sensitive to risks to those types of companies. These risks include, but are not limited to, small or limited markets for such securities, changes in business cycles, world economic growth, technological progress, rapid obsolescence, and government regulation. Securities of robotics and automation companies, especially smaller, start-up companies, tend to be more volatile than securities of companies that do not rely heavily on technology. Rapid change to technologies that affect a company’s products could have a material adverse effect on such company’s operating results. Robotics and automation companies may rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by these companies to protect their proprietary rights will be adequate to prevent the misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies’ technology.

Sector Exposure Risk. Sector exposure risk is the possibility that securities within the same sector will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors. The Fund will not invest more than 25% of its net assets in any particular sector other than in the following sectors in which the Fund has adopted an industry concentration policy.

●	Healthcare Sector Risk: The healthcare sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors.

●	Industrials Sector Risk: The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

Small and Medium Capitalization Stock Risk. To the extent the Fund invests in the stocks of small and mid-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. These companies may experience higher failure rates than larger companies. Small and mid-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Small and mid-sized companies may also have limited markets, product lines or financial resources and may lack management experience.

Volatility Risk. Significant short-term price movements could adversely impact the performance of the Fund. Market conditions in which significant price movements develop, but then repeated reverse, could cause substantial losses due to prices moving against any long or short positions taken by the Fund.

Performance:

The bar chart shown below provides an indication of the risks of investing in the Fund by showing the total return of its Class A shares for each full calendar year. Although Class C and Class I shares have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C and Class I shares are different from Class A shares because Class C and Class I shares have different expenses than Class A shares. The accompanying table shows how the Fund’s average annual returns compare over time with those of a broad-based market index and a supplemental index. Sales charges are reflected in the information shown below in the table, but the information shown in the bar chart does not reflect sales charges, and, if it did, returns would be lower. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-844-ACFUNDS (844-223-8637).

Effective August 1, 2022, the Fund changed its strategy. Performance information for period prior to August 1, 2022 does not reflect the current investment strategy.

AlphaCentric Robotics and Automation Fund

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 31.88% (quarter ended June 30, 2020), and the lowest return for a quarter was (24.11)% (quarter ended June 30, 2022). The Fund’s Class A year-to-date return for the period ended June 30, 2024 was (1.97)%.

AlphaCentric Robotics and Automation Fund

Average Annual Total Returns

(for the periods ended December 31, 2023)

Class A Shares	1 Year	5 Year	Since Inception (5/31/17)
Return Before Taxes	0.86%	5.10%	3.73%
Return After Taxes on Distributions	0.86%	4.64%	3.08%
Return After Taxes on Distributions and Sale of Fund Shares	0.51%	4.02%	2.80%
Class C Shares
Return Before Taxes	6.23%	5.55%	3.89%
Class I Shares
Return Before Taxes	7.21%	6.60%	4.93%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.88%
MSCI AC World Index (reflects no deduction for fees, expenses or taxes)	22.81%	12.27%	9.51%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes will vary.

Advisor: AlphaCentric Advisors LLC is the Fund’s investment advisor.

Sub-Advisor: Contego Capital Group, Inc, serves as the Fund’s investment sub-advisor.

Portfolio Manager: Brian Gahsman, Chief Investment Officer of the Sub-Advisor, is the Fund’s Portfolio Manager and is primarily responsible for the day-to-day management of the Fund’s portfolio. He has served the Fund in this capacity since the Fund commenced operations in 2017.

Purchase and Sale of Fund Shares: The minimum initial investment in all share classes of the Fund is $2,500 for regular and tax-deferred plans, such as IRA and 401(k) accounts, and $100 for an automatic investment plan account. The minimum subsequent investment in all share classes of the Fund is $100. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY: ALPHACENTRIC SYMMETRY STRATEGY FUND

Investment Objective:

The Fund’s investment objective is capital appreciation.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 73 and “Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers” and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 55 and Waiver of Up-Front Sales Charge on Class A Shares on page 56.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load)	1.00%[1]	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.35%	1.35%	1.35%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.57%	0.57%	0.57%
Acquired Fund Fees and Expenses [2]	0.11%	0.11%	0.11%
Total Annual Fund Operating Expenses	2.28%	3.03%	2.03%
Fee Waiver and/or Expense Reimbursement[3]	(0.32)%	(0.32)%	(0.32)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	1.96%	2.71%	1.71%

1.	The 1.00% maximum deferred sales charge may be assessed in the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge) on shares redeemed within eighteen months of purchase.

2.	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

3.	AlphaCentric Advisors LLC (the “Advisor”)has contractually agreed to waive advisory fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs, such as (a), interest and (b) dividends on securities sold short; taxes; and, extraordinary expenses) at 1.85%, 2.60% and 1.60% of the Class A shares, Class C shares and Class I shares, respectively, through July 31, 2025. This agreement may be terminated by the Fund’s Board of Trustees only on 60 days’ written notice to the Advisor, by the Advisor with the consent of the Board of Trustees, or upon the termination of the advisory agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed either: (i) the Fund’s expense limitation at the time such expenses were waived or (ii) the Fund’s current expense limitation at the time of recoupment.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then hold or redeem all of your shares at the end of those periods. The Example only accounts for the Fund’s expense limitation in place through its expiration period, July 31, 2025, and then depicts the Fund’s total annual expenses thereafter. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year	Class A	Class C	Class I
1	$763	$274	$174
3	$1,218	$906	$606
5	$1,698	$1,564	$1,064
10	$3,017	$3,324	$2,333

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended March 31, 2024 was 329% of the average value of its portfolio.

Principal Investment Strategies:

The Fund’s investment sub-advisor, Mount Lucas Management LP (the “Sub-Advisor”), seeks to achieve the Fund’s investment objective by employing two complementary strategies:

●	Traditional Component Strategy

●	Alternative Component Strategy

The Traditional Component Strategy seeks to capture returns that have been historically associated with risk premiums for investing in equity and debt securities. Risk premiums are the difference between the expected return on an investment and the return on a risk-free investment. The Sub-Advisor executes this strategy by investing in: (A) common stocks, and (B) exchange traded funds (“ETFs”) that hold (i) preferred stock, (ii) corporate bonds, (iii) corporate loans, (iv) dividend paying common stock, (v) emerging market securities, (vi) sovereign debt, (vii) income producing mortgage REITS, (viii) convertible bonds, (ix) municipal bonds, (x) inflation linked bonds, (xi) credit default linked instruments, and (xii) equity linked contracts. The Sub-Advisor expects this strategy to benefit from periods of economic growth.

The Alternative Component Strategy seeks to capture returns from what the Sub-Advisor believes are short term dislocations in currency, interest rate and commodity markets. The Sub-Advisor executes this strategy by investing in: (A) futures contracts, (B) forward contracts, (C) swap contracts, and (D) options on futures contracts. The Sub-Advisor expects this strategy to benefit from periods of economic uncertainty and risk. The Fund segregates the full notional amount of any written credit default swap to cover its obligations. The Sub-Advisor uses a quantitative investment process for selecting portfolios of securities primarily in, but not limited to, the U.S., Europe, and Japan.

The Sub-Advisor invests without restriction as to capitalization, country, credit quality, and debt maturity. The Fund may invest in below investment grade debt instruments (commonly known as junk bonds) including securities that are in default. The Sub-Advisor invests up to 80% of Fund assets under the Traditional Component Strategy and invests up to 50% of Fund assets under the Alternative Component Strategy. The Sub-Advisor adjusts allocations between the strategies based on its view of expected returns. Within each strategy, the Sub-Advisor adjusts allocations between instruments based on its view of expected returns and each strategy if focused on a type of risk premium (either price risk premium or capital risk premium).

The Sub-Advisor executes a portion of the Alternative Component Strategy by investing up to 25% of Fund assets in a wholly-owned and controlled subsidiary (the “Subsidiary”). The Subsidiary is designed to enhance the ability of the Fund to obtain exposure to the commodities market through commodity linked investments consistent with the limits of the U.S. federal tax law requirements applicable to registered investment companies. The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis.

The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value (“NAV”) and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Acquired Fund Risk. Because the Fund may invest in other investment companies, the value of your investment will fluctuate in response to the performance of the acquired funds. Investing in acquired funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the securities of the acquired funds.

Commodity Risk: Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geological and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Credit Default Swap Index Products Risk: Credit default swap index products (“CDSIPs”) are typically two-party financial contracts that transfer the credit exposure of the constituents of an index between the two parties (for example, between an exchange and the Fund). Under a typical CDSIP, one party (the “seller”) receives pre-determined periodic payments from the other party (the “buyer”). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. The use of CDSIPs involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened counterparty, concentration and exposure risks.

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund’s total return. Credit risk may be substantial for the Fund.

Derivatives Risk. Even a small investment in derivatives (which include options, futures and other transactions) may give rise to leverage risk (which can increase volatility and magnify the Fund’s potential for loss), and can have a significant impact on the Fund’s performance. Derivatives are also subject to credit risk (the counterparty may default) and liquidity risk (the Fund may not be able to sell the security or otherwise exit the contract in a timely manner).

Emerging Markets Risk. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid. Due to this relative lack of liquidity, the Fund may have to accept a lower price or may not be able to sell a portfolio security at all. There may be less reliable or publicly available information about emerging markets due to non-uniform regulatory, auditing or financial recordkeeping standards (including material limits on PCAOB inspection, investigation and enforcement), which could cause errors in the implementation of the Fund’s investment strategy.

Equity Security Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

ETF Risk. The ETFs (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the Sub-Advisor expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Fund. Like an open-end investment company (mutual fund), the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop; and (iii) market trading in the ETF may be halted under certain circumstances.

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Prior to the cessation of LIBOR on June 30, 2023, the Fund had exposure to LIBOR-linked investments. While some instruments may provide for an alternative rate setting methodology, not all instruments may have such provisions and there is significant uncertainty regarding the effectiveness of any such alternative methodologies and potential for short-term and long-term market instability. The Fund cannot reasonably estimate the impact of the transition away from LIBOR at this time. There could be an adverse impact on the value of preferred and debt securities with floating or fixed-to-floating rate coupons.

Foreign Currency Risk. Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Foreign Exchanges Risk. A portion of the derivatives trades made by the Fund may take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Foreign Investment Risk. Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

Forward and Futures Contract Risk. The successful use of forwards and futures contracts draws upon the Advisor’s and Sub-Advisor’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Advisor and Sub-Advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Inflation-Indexed Bond Risk. Inflation-indexed bonds are fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation indexed bonds does not adjust according to the rate of inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-indexed bond will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If the Fund invests in such bonds, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be desirable.

Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. For example, if interest rates go up by 1.0%, the price of a 4% coupon bond will decrease by approximately 1.0% for a bond with 1 year to maturity and approximately 4.4% for a bond with 5 years to maturity. Rising interest rates pose a heightened risk to the Fund’s longer-term fixed income securities.

Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Leverage Risk. Using derivatives like futures and options to increase the Fund’s combined long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. Although most of the Fund’s securities must be liquid at the time of investment, the Fund may purchase illiquid investments and securities may become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, the Fund’s investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemptions or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on investments in illiquid investments, may be unable to achieve its desired level of exposure to a certain sector. Some investments held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid investments may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk. The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular asset classes, securities and derivatives in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio managers’ judgment will produce the desired results.

Market Risk. Overall securities and derivatives market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Model and Data Risk. Like all quantitative analysis, the investment models utilized by the Sub-Advisor carry the risk that the ranking system, valuation results and predictions might be based on one or more incorrect assumptions, insufficient historical data, inadequate design, or may not be suitable for the purpose intended. In addition, models may not perform as intended for many reasons including errors, omissions, imperfections or malfunctions. Because the use of models are usually based on data supplied by third parties, the success of the Sub-Advisor’s use of such models is dependent on the accuracy and reliability of the supplied data. Historical data inputs may be subject to revision or corrections, which may diminish data reliability and quality of predictive results. Changing and unforeseen market dynamics could also lead to a decrease in the short-term or long-term effectiveness of a model. Models may lose their predictive validity and incorrectly forecast future market behavior and asset prices, leading to potential losses. No assurance can be given that a model will be successful under all or any market conditions.

Municipal Securities Risk. The value of municipal bonds that depend on a specific revenue source or general revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source(s) or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source(s). In addition, tax laws are subject to change. Changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal bonds. Investments in inverse floating rate securities typically involve greater risk than investments in municipal bonds of comparable maturity and credit quality and their values are more volatile than municipal bonds due to the leverage they entail.

Non-diversification Risk. Because a relatively high percentage of a non-diversified Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Options Risk. There are risks associated with the sale and purchase of call and put options. As the seller (writer) of a call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price. Because they are unhedged, the Fund’s written calls expose the Fund to potentially unlimited losses.

Options Market Risk. Markets for options and options on futures may not always operate on a fair and orderly basis. At times, prices for options and options on futures may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The dysfunction and manipulation of volatility and options markets may make it difficult for the fund to effectively implement its investment strategy and achieve its objectives and could potentially lead to significant losses.

Preferred Stock. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.

Real Estate and REIT Risk. The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects. REITs are heavily dependent upon the management team and are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.

Sovereign Debt Risk. The issuer of the foreign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. The market prices of sovereign debt, and the Fund’s net asset value, may be more volatile than prices of U.S. debt obligations and certain emerging markets may encounter difficulties in servicing their debt obligations.

Swap Risk. Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses.

Taxation Risk. By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.

Turnover Risk. High portfolio turnover causes the Fund to incur higher transactional and brokerage costs, which may adversely affect the Fund’s performance.

Volatility Risk. Using derivatives that can create leverage, which can amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile, which means that the Fund’s performance may be subject to substantial short-term changes up or down.

Wholly-Owned Subsidiary Risk. The Subsidiary is not registered under the Investment Company Act of 1940 (“1940 Act”) and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. Your cost of investing in the Fund is higher because you indirectly bear the expenses of the Subsidiary. Shareholders of the Fund are indirectly subject to the principal risks of the Subsidiary by virtue of the Fund’s investment in the Subsidiary. The Fund and the Subsidiary are “commodity pools” under the U.S. Commodity Exchange Act, and the Advisor is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Fund and the Subsidiary and subject each to CFTC penalties if reporting was found to be deficient.

Performance:

The Fund acquired all of the assets and liabilities of MLM Symmetry Fund, LP (the “Predecessor Fund”) in a tax-free reorganization on August 9, 2019. In connection with this acquisition, shares of the Predecessor Fund were exchanged for Class I shares of the Fund. The Fund’s investment objectives, policies, restrictions, and guidelines are, in all material respects, equivalent to the Predecessor Fund’s investment objectives, policies, restrictions, and guidelines. The Sub-Advisor was the adviser to the Predecessor Fund. The performance information set forth below includes the historical performance of the Predecessor Fund shares.

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class I shares for each full calendar year since the Predecessor Fund’s inception. Although Class A, and Class C shares have similar annual returns to Class I shares because the classes are invested in the same portfolio of securities, the returns for Class A, and Class C shares are different from Class I shares because Class A, and Class C shares have different expenses than Class I shares. The performance table compares the performance of the Fund’s shares over time to those of a broad-based market index and a blended index. You should be aware that the Fund’s and Predecessor Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.

The Fund’s performance provided below for periods prior to the commencement of the Fund’s operations is that of the Predecessor Fund, which includes all of the Predecessor Fund’s gross fees and expenses over various periods ended December 31, 2019, as adjusted to include the applicable sales loads of each class of shares of the Fund. The performance of the Predecessor Fund has not been restated to reflect the fees, estimated expenses and fee waivers and/or expense limitations applicable to each class of shares of the Fund. If the performance of the Predecessor Fund had been restated to reflect the applicable fees and expenses of each class of shares of the Fund, the performance would have been lower. The Predecessor Fund did not have a distribution policy. It was a limited partnership, did not qualify as a regulated investment company for federal income tax purposes, and it did not pay dividends and distributions. As a result of the different tax treatment, we are unable to show the after-tax returns for the Predecessor Fund prior to its operations as the Fund. The Predecessor Fund was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions, limitations and diversification requirements that are imposed by the 1940 Act. If the Predecessor Fund had been registered under the 1940 Act, the Predecessor Fund’s performance may have been adversely affected.

AlphaCentric Symmetry Strategy Fund

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 9.89% (quarter ended December 31, 2020), and the lowest return for a quarter was (11.28)% (quarter ended March 31, 2020). The Fund’s Class I shares year-to-date returns for the period ended June 30, 2024 was 2.19%.

AlphaCentric Symmetry Strategy Fund

Average Annual Total Returns

(for the periods ended December 31, 2023)

Class I Shares	1 Year	5 Year[1]	Since the Predecessor Fund’s Inception (9/1/14) [1]
Return Before Taxes	0.93%	3.43%	3.18%
Return After Taxes on Distributions	0.27%	2.30%	2.57%
Return After Taxes on Distributions and Sale of Fund Shares	0.73%	2.25%	2.27%
Class A Shares[2]
Return Before Taxes	(5.13)%	1.99%	2.93%
Class C Shares
Return Before Taxes	(0.06)%	2.45%	2.17%
S&P 500 TR Index[3] (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	11.81%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index[4] (reflects no deduction for fees, expenses or taxes)	5.04%	1.89%	1.34%
MSCI World/Bloomberg US Aggregate Bond Blended Index[5] (reflects no deduction for fees, expenses or taxes)	15.12%	7.25%	4.75%

1.	Includes the effect of performance fees paid by the investors of the Predecessor Fund.

2.	Includes the effect of the maximum sales load.

3.	The Fund changed its primary benchmark from the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index to the S&P 500 TR Index because the S&P 500 TR Index is a more appropriate broad-based market index to compare the Fund’s performance.

4.	BofA Merrill Lynch 3-Month U.S. Treasury Bill Index tracks the performance of the U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months.

5.	MSCI World/Bloomberg US Aggregate Bond Blended Index reflects an unmanaged portfolio of 60% of the MSCI World Index and 40% of the Bloomberg U.S. Aggregate Bond Index.

Updated performance information and daily net asset value per share are available at no cost by calling toll-free 1-844-223-8637.

Advisor: AlphaCentric Advisors LLC is the Fund’s investment advisor.

Sub-Advisor: Mount Lucas Management LP is the Fund’s investment sub-advisor.

Portfolio Managers: Gerald L. Prior, III, Chief Operating Officer and Portfolio Manager of Mount Lucas; David Aspell, Portfolio Manager of Mount Lucas; and Timothy J. Rudderow Sr., Chief Executive Officer and Chief Investment Officer of Mount Lucas are the Fund’s Portfolio Managers and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. They have served the Fund as Portfolio Managers since the Fund commenced operations in August 2019.

Purchase and Sale of Fund Shares: The minimum initial investment in all share classes of the Fund is $2,500 for regular and tax-deferred plans, such as IRA and 401(k) accounts, and $100 for an automatic investment plan account. The minimum subsequent investment in all share classes of the Fund is $100. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY: AlphaCentric STRATEGIC INCOME Fund

Investment Objective:

The Fund’s investment objective is total return through current income and capital appreciation.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 73 and “Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers” and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 55 and Waiver of Up-Front Sales Charge on Class A Shares on page 56.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load)	1.00%[1]	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%	1.50%	1.50%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.52%	0.52%	0.52%
Acquired Fund Fees and Expenses[2]	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	2.29%	3.04%	2.04%
Fee Waiver and/or Expense Reimbursement[3]	(0.53)%	(0.53)%	(0.53)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	1.76%	2.51%	1.51%

[1]	The 1.00% maximum deferred sales charge may be assessed in the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge) on shares redeemed within eighteen months of purchase.

[2]	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

[3]	AlphaCentric Advisors LLC (the “Advisor”) has contractually agreed to waive advisory fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs, such as (a), interest and (b) dividends on securities sold short; taxes; and, extraordinary expenses) at 1.74%, 2.49% and 1.49% of the Fund’s Class A shares, Class C shares, and Class I shares, respectively, through July 31, 2025. This agreement may be terminated by the Fund’s Board of Trustees only on 60 days’ written notice to the Advisor, by the Advisor with the consent of the Board of Trustees, or upon the termination of the advisory agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time such expenses were waived or (ii) the Fund’s current expense limitation at the time of recoupment.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then hold or redeem all of your shares at the end of those periods. The Example only accounts for the Fund’s expense limitation in place through its expiration period, July 31, 2025, and then depicts the Fund’s total annual expenses thereafter. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year	Class A	Class C	Class I
1	$645	$254	$154
3	$1,108	$890	$588
5	$1,596	$1,550	$1,049
10	$2,937	$3,318	$2,327

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended March 31, 2024 was 44% of the average value of its portfolio.

Principal Investment Strategies:

Goshen Rock Capital, LLC, the Fund’s investment sub-advisor (the “Sub-Advisor”), seeks undervalued investments and endeavors to identify overlooked factors that lead to price appreciation. The Sub-Advisor uses a fundamental, research driven approach to detect market inefficiencies and to identify what it perceives to be attractive risk-adjusted return potential. The Sub-Advisor’s analytic framework typically incorporates a “bottom up,” value-oriented evaluation of an investment’s potential. For fixed income securities, analysis is focused on understanding credit risks as well as structural nuances that could affect value. For equity securities, the focus revolves around asset-based analysis to uncover overlooked sources of value. The Sub-Advisor endeavors to purchase securities at a discount to their actual value based on the Sub-Advisor’s assessment of quantitative and qualitative factors (i.e., “intrinsic value”). The Sub-Advisor generally sells a security when it is at or near its intrinsic value or to facilitate the purchase of a security with a more attractive risk-adjusted return potential. Ultimately, investment decisions rely on the judgement and experience of the Sub-Advisor.

The Fund seeks to achieve its investment objective by investing primarily in interest-bearing fixed income securities, including convertible bonds, and dividend paying equity securities. The Fund focuses its investments in agency and non-agency residential and commercial mortgage-backed securities (“MBS”), including MBS secured by sub-prime mortgages; and debt and equity securities of companies engaged in real estate and mortgage related businesses, including, but not limited to, mortgage originators, mortgage servicers and real estate investment trusts (mortgage and equity) (“REITs”). The Fund may also invest in senior and subordinate collateralized debt obligations (“CDOs”) and collateralized loan obligations (“CLOs”), and the senior and subordinate debt securities and equity securities of businesses unrelated to real estate and mortgages. The Fund’s CDO or CLO investments will be concentrated in debt tranches, a portion of which could be subordinate debt tranches rated below investment grade. The Fund may invest in domestic and foreign entities.

The Fund concentrates its investments (i.e., invests more than 25% of its net assets) in securities of real estate industry companies. Real estate industry companies are defined by the Fund as REITs, MBS and companies that derive a majority of their revenue from real estate or mortgage related businesses or have a majority of their assets invested in real estate or mortgages.

The Fund may invest in debt securities of any maturity or duration. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The more sensitive a security is to changes in interest rates, the higher its volatility risk. The Fund may invest in distressed asset backed securities and other below investment grade securities (commonly referred to as “junk”) without limitation. Below investment grade securities are rated below Baa3 by Moody’s Investor Services or equivalently by another nationally recognized statistical rating organization as well as non-rated securities. The equity securities in which the Fund may invest include the common stock, preferred stock and American Depository Receipts (“ADRs”) of companies of any capitalization. The Fund may hold up to 15% of its net assets in illiquid investments. The Fund may use derivatives for hedging purposes. The Fund may hedge against rising interest rates through interest rate swaps, interest rate-linked futures and options. The Fund may hedge against rising default rates through credit default swaps, total return swaps linked to an asset or asset class that is representative of the default risks faced by the Fund, and credit spread options.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors.

Distribution Policy: The Fund’s distribution policy is to make monthly distributions to shareholders. The Fund may, at the discretion of management, target a specific level of monthly distributions (including any return of capital) from time to time. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. For more information about the Fund’s distribution policy, please turn to “Additional Information About the Fund’s Principal Investment Strategies and Related Risks – Principal Investment Strategies – AlphaCentric Strategic Income Fund Distribution Policy and Goals” section in the Fund’s Prospectus.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Acquired Fund Risk. Because the Fund may invest in other investment companies, the value of your investment will fluctuate in response to the performance of the acquired funds. Investing in acquired funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the securities of the acquired funds.

ADRs Risk. ADRs, which are typically issued by a bank, are certificates that evidence ownership of shares of a foreign company and are alternatives to purchasing foreign securities directly in their national markets and currencies. ADRs are subject to the same risks as direct investment in foreign companies and involve risks that are not found in investments in U.S. companies.

Asset-Backed and Mortgage-Backed Security Risk. When the Fund invests in mortgage-backed securities and asset-backed securities, including CLOs and CDOs, the Fund is subject to the risk that, if the underlying borrowers fail to pay interest or repay principal, the assets backing these securities may not be sufficient to support payments on the securities. Subordinate security classes (tranches) are highly sensitive to default and recovery rates on the underlying pool of assets because the more senior classes are generally entitled to receive payment before the subordinate classes. The liquidity of these assets may decrease over time.

Mortgage-backed securities represent participating interests in pools of residential mortgage loans, some of which are guaranteed by the U.S. government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by the Fund and not the purchase of shares of the Fund.

Mortgage-backed securities do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall. An increased rate of prepayments on the Fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the Fund as the Fund may be required to reinvest assets at a lower interest rate. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. The prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise. The liquidity of mortgage-backed securities may change over time.

Call Risk. Call risk is the risk that a security may be redeemed prior to its anticipated maturity. Call risk may impact the Fund’s profits and/or require it to reinvest at lower yields than were expected.

CDOs and CLOs Risk: CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CDO or CLO, respectively, in which the Fund invests. Losses incurred by a CDO or CLO are borne first by holders of equity and the most subordinate tranches. CDOs and CLOs also carry risks including, but not limited to, interest rate risk and credit risk.

Changing Fixed Income Market Conditions Risk. Interest rate increases by the Federal Reserve could cause the value of the Fund to decrease to the extent that it invests in fixed rate fixed income securities. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline. If the Fund invests in derivatives tied to fixed-income markets, the Fund may be more substantially exposed to these risks than a fund that does not invest in derivatives. To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs the Fund incurs and may lower its performance. Furthermore, if rising interest rates cause the Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund. In addition, decreases in fixed income dealer market-making capacity may persist in the future, potentially leading to decreased liquidity and increased volatility in the fixed income markets.

Convertible Securities Risk. Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are subject to fixed income security risks and conversion value-related equity risk. Convertible bonds are similar to other fixed-income securities because they usually pay a fixed interest rate and are obligated to repay principal on a given date in the future. The market value of fixed-income securities tends to decline as interest rates increase. Convertible bonds are particularly sensitive to changes in interest rates when their conversion to equity feature is small relative to the interest and principal value of the bond. Convertible issuers may not be able to make principal and interest payments on the bond as they become due. Convertible bonds may also be subject to prepayment or redemption risk. Convertible securities have characteristics similar to common stocks especially when their conversion value is greater than the interest and principal value of the bond. When a convertible bond’s value is more closely tied to its conversion to stock feature, it is sensitive to the underlying stock’s price.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Credit Risk. Credit risk is the risk that the issuer of a security and other instrument will not be able to make principal and interest payments when due. Credit risk may be substantial for the Fund, particularly with respect to the non-agency residential mortgage-backed securities in which the Fund invests.

Derivatives Risk. The Fund may use derivatives (including options, futures and swaps) to hedge against market declines and rising default rates. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time.

Distribution Policy Risk. The Fund may, at the discretion of management, target a specific level of monthly distributions (including any return of capital) from time to time. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital (i.e., from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

Dividend Yield Risk. While the Fund may hold securities of companies that have historically paid a dividend, those companies may reduce or discontinue their dividends, thus reducing the yield of the Fund. Lower priced securities in the Fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in certain market conditions, may be worse than the market return of other investment strategies or the overall stock market.

Duration Risk. Longer-term securities may be more sensitive to interest rate changes. A heightened risk is posed by rising interest rates to a fund whose portfolios include longer-term fixed income securities. Effective duration estimates price changes for relatively small changes in rates. If rates rise significantly, effective duration may tend to understate the drop in a security’s price. If rates drop significantly, effective duration may tend to overstate the rise in a security’s price.

Equity Security Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Warrants and rights may expire worthless if the price of a common stock is below the conversion price of the warrant or right. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Foreign Investments Risk. Since the Fund’s investments may include ADRs and foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

Industry Concentration Risk. A fund that concentrates its investments in an industry or group of industries is more vulnerable to adverse market, economic, regulatory, political or other developments affecting such industry or group of industries than a fund that invests its assets more broadly.

Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. For example, if interest rates go up by 1.0%, the price of a 4% coupon bond will decrease by approximately 1.0% for a bond with 1 year to maturity and approximately 4.4% for a bond with 5 years to maturity. From time to time, the maturity and effective duration of the Fund’s bond portfolio may vary. Rising interest rates pose a heighted risk to the Fund’s longer-term fixed income securities.

Issuer Specific Risk. The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. The value of each underlying pool will be dependent on the success of the strategies used by its manager or managers. Certain managers may be dependent upon a single individual or small group of individuals, the loss of which could adversely affect their success.

Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Large Capitalization Stock Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Legislative Risk. Legislative changes can adversely affect the value of the Fund’s portfolio. Legal, tax and other regulatory changes can be expected to occur over time that may adversely affect the Fund. The regulatory environment with respect to investment funds and their managers is evolving, and changes in regulations that affect investment funds and asset managers may result in an adverse effect on the value of the investments made by the Fund and on the ability of the Fund to pursue its investment objectives.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. Although most of the Fund’s securities must be liquid at the time of investment, the Fund may purchase illiquid investments and securities may become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, the Fund’s investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemptions or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on investments in illiquid investments, may be unable to achieve its desired level of exposure to a certain sector. Some investments held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid investments may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk. The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests or sells short may prove to be incorrect and there is no guarantee that the portfolio managers’ judgment will produce the desired results.

Market Risk. Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Model and Data Risk. Like all quantitative analysis, the investment models utilized by the Sub-Advisor carry the risk that the ranking system, valuation results and predictions might be based on one or more incorrect assumptions, insufficient historical data, inadequate design, or may not be suitable for the purpose intended. In addition, models may not perform as intended for many reasons including errors, omissions, imperfections or malfunctions. Because the use of models are usually based on data supplied by third parties, the success of the Sub-Advisor’s use of such models is dependent on the accuracy and reliability of the supplied data. Historical data inputs may be subject to revision or corrections, which may diminish data reliability and quality of predictive results. Changing and unforeseen market dynamics could also lead to a decrease in the short-term or long-term effectiveness of a model. Models may lose their predictive validity and incorrectly forecast future market behavior and asset prices, leading to potential losses. No assurance can be given that a model will be successful under all or any market conditions.

Non-diversification Risk. Because a relatively high percentage of a non-diversified Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible 60 to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Preferred Stock Risk. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.

Prepayment and Extension Risk. Prepayment and extension risk is the risk that principal on a debt obligation may be repaid earlier than anticipated. Prepayment and extension risk may impact the Fund’s profits and/or require it to reinvest at lower yields than were expected.

Real Estate and REIT Risk.  The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate.  These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects. Investing in REITs involves certain unique risks in addition to those associated with the real estate sector generally. REITs whose underlying properties are concentrated in a particular industry or region are also subject to risks affecting such industries and regions. REITs (especially mortgage REITs) are also subject to interest rate risks. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to Fund expenses.

Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.

Sector Exposure Risk. Sector exposure risk is the possibility that securities within the same sector will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

Small and Medium Capitalization Stock Risk. To the extent the Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Smaller-sized companies may experience higher failure rates than do larger companies. The trading volume of securities of smaller-sized companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Smaller-sized companies may have limited markets, product lines or financial resources and may lack management experience.

Sub-Prime Mortgage Risk. Lower-quality notes, such as those considered “sub-prime” are more likely to default than those considered “prime” by a rating evaluation agency or service provider. An economic downturn or period of rising interest rates could adversely affect the market for sub-prime notes and reduce the Fund’s ability to sell these securities. The lack of a liquid market for these securities could decrease the Fund’s share price. Additionally, borrowers may seek bankruptcy protection which would delay resolution of security holder claims and may eliminate or materially reduce liquidity.

Performance:

The Fund acquired all the assets and liabilities of Strategos Deep Value Fund LP (the “Predecessor Fund”) in a tax-free reorganization on May 28, 2021.  In connection with this acquisition, shares of the Predecessor Fund were exchanged for Class I shares of the Fund.  The Fund’s investment objective, policies, restrictions, and guidelines are, in all material respects, equivalent to the Predecessor Fund’s investment objective, policies, restrictions, and guidelines. The Sub-Advisor is an affiliate of the adviser to the Predecessor Fund and the Portfolio Managers for the Fund were also the portfolio managers for the Predecessor Fund. The performance information set forth below reflects the historical performance of the Predecessor Fund shares.

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class I shares for each full calendar year since the Predecessor Fund’s inception. Although Class A and Class C shares have similar annual returns to Class I shares because the classes are invested in the same portfolio of securities, the returns for Class A and Class C shares are different from Class I shares because Class A, and Class C shares have different expenses than Class I shares. Class A sales charges are reflected in the information shown below in the average annual total return table. The performance table compares the performance of the Fund’s shares over time to the performance of a broad-based securities market index and supplemental broad-based securities market index composed of U.S. REITs.  You should be aware that the Fund’s and Predecessor Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.

The Fund’s performance provided below for periods prior to the commencement of the Fund’s operations is that of the Predecessor Fund, which includes all the Predecessor Fund’s gross fees and expenses and, in the case of the performance table, as adjusted to include the applicable sales loads of each class of shares of the Fund. The performance of the Predecessor Fund has not been restated to reflect the fees, estimated expenses and fee waivers and/or expense limitations applicable to each class of shares of the Fund. If the performance of the Predecessor Fund had been restated to reflect the applicable fees and expenses of each class of shares of the Fund, the performance would have been lower. The Predecessor Fund did not have a distribution policy. It was a limited partnership, did not qualify as a regulated investment company for federal income tax purposes, and did not pay dividends or distributions. As a result of the different tax treatment, we are unable to show the after-tax returns for the Predecessor Fund. The Predecessor Fund was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions, limitations and diversification requirements that are imposed by the 1940 Act. If the Predecessor Fund had been registered under the 1940 Act, the Predecessor Fund’s performance may have been adversely affected.

AlphaCentric Strategic Income Fund

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 24.17% (quarter ended June 30, 2020), and the lowest return for a quarter was (10.93)% (quarter ended June 30, 2022). The Fund’s Class I shares year-to-date returns as of June 30, 2024 was 3.01%.

AlphaCentric Strategic Income Fund

Average Annual Total Returns

(for the periods ended December 31, 2023)

Class I Shares	1 Year	5 Year[1]	10 Year[1]
Return Before Taxes	17.01%	13.07%	10.50%
Return After Taxes on Distributions	14.57%	11.86%	9.91%
Return After Taxes on Distributions and Sale of Fund Shares	10.30%	9.98%	8.46%
Class A Shares[2]
Return Before Taxes	11.24%	11.69%	9.68%
Class C Shares
Return Before Taxes	15.90%	11.96%	9.40%
S&P 500 TR Index[3] (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
Bloomberg U.S. MBS TR Index (reflects no deduction for fees, expenses or taxes)	5.05%	0.25%	1.38%

1.	Includes the effect of performance fees paid by the investors of the Predecessor Fund.

2.	Includes the effect of the maximum sales load.

3.	The Fund changed its primary benchmark from the Bloomberg U.S. MBS TR Index to the S&P 500 TR Index because the S&P 500 TR Index is a more appropriate broad-based market index to compare the Fund’s performance.

Updated performance information and daily net asset value per share are available at no cost by calling toll-free 1-844-223-8637.

Advisor: AlphaCentric Advisors LLC is the Fund’s investment advisor.

Sub-Advisor: Goshen Rock Capital, LLC is the Fund’s investment sub-advisor.

Portfolio Managers: David Gregory, Managing Member, Chief Executive Officer and Chief Investment Officer of the Sub-Advisor, and Alex Cigolle, CFA, a Member and Portfolio Manager of the Sub-Advisor, are the portfolio managers of the Fund and are primarily responsible for the day- to- day management of the Fund’s portfolio. Mr. Gregory is the Lead Portfolio Manager of the Fund. They have served the Fund as portfolio managers since the Fund commenced operations in 2021.

Purchase and Sale of Fund Shares: The minimum initial investment in all share classes of the Fund is $2,500 for regular and tax-deferred plans, such as IRA and 401(k) accounts, and $100 for an automatic investment plan account. The minimum subsequent investment in all share classes of the Fund is $100. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVES

The investment objective of each Fund is non-fundamental and may be changed by the Board of Trustees (the “Board”) without shareholder approval. If the Board decides to change a Fund’s investment objective, or in regard to the AlphaCentric Robotics and Automation Fund, change the Fund’s policy to invest at least 80% of the Fund’s net assets plus borrowings for investment purposes in companies involved in robotics-related and/or automation-related products and/or services, or in regard to the AlphaCentric LifeSci Healthcare Fund, to invest at least 80% of its net assets (plus borrowings for investment purposes) in the securities of companies in the life sciences and healthcare sectors, shareholders will be given 60 days’ advance notice.

Fund	Investment Objective
AlphaCentric Income Opportunities Fund	The Fund’s objective is current income.
AlphaCentric LifeSci Healthcare Fund	The Fund’s investment objective is long-term capital appreciation.
AlphaCentric Premium Opportunity Fund	The Fund’s investment objective is to achieve long-term capital appreciation.
AlphaCentric Robotics and Automation Fund	The Fund’s investment objective is long-term capital appreciation.
AlphaCentric Symmetry Strategy Fund	The Fund’s investment objective is capital appreciation.
AlphaCentric Strategic Income Fund	The Fund’s investment objective is total return through current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Each Fund’s main investment strategies are discussed below and in the Summary Section for the Fund and are the strategies that the Advisor and/or Sub-Advisor believes are most likely to be important in trying to achieve the Fund’s investment objective. You should note, however, that each Fund may use other non-principal strategies and invest in other securities not described in this prospectus, but are disclosed in detail in the Funds’ Statement of Additional Information (“SAI”). For a copy of the SAI please call toll free at 1-844-ACFUNDS (844-223-8637) or visit the Funds’ website at www.AlphaCentricFunds.com.

AlphaCentric Income Opportunities Fund

The Fund seeks to achieve its investment objective by primarily investing in asset-backed fixed income securities, such as securities backed by credit card receivables, automobiles, aircraft, student loans, equipment leases, and agency and non-agency residential and commercial mortgages. Asset-backed securities in which the Fund may invest also include CDOs, CLOs and privately-offered collateralized loans. The allocation of the Fund’s investments in these various asset classes depends on the view of the Sub-Advisor, as to which asset classes offer the best risk-adjusted values in the marketplace at a given time. However, the Fund expects to focus its investments in non-agency residential mortgage backed securities. Under normal circumstances, the Fund invests over 25% of its assets in residential mortgage-backed securities (agency and non-agency) and commercial mortgage-backed securities. The Fund may be 100% invested in debt securities.

The Fund may also invest in corporate debt securities; U.S. Treasury and agency securities; structured notes, REITs, preferred stock, repurchase and reverse repurchase agreements; investment companies that invest in fixed income securities (including affiliated and unaffiliated funds); and over-the-counter and exchange-traded derivative instruments. The Fund will use derivatives for hedging purposes. The Fund may hedge against rising interest rates through interest rate swaps, interest rate-linked futures and options. The Fund may hedge against rising default rates through credit default swaps, total return swaps linked to an asset or asset class that is representative of the default risks faced by the Fund, and credit spread options. The Fund may also use one or more of these derivatives as a substitute for a security or asset class (commonly referred to as “a substitution hedge”). In addition, the Fund may take short positions in ETFs including inverse and leveraged ETFs to hedge interest rate and general market risks as well as to capitalize on an expected decline in security prices.

The Fund may invest in securities of any maturity or duration. The Fund does not limit its investments to a particular credit quality and may invest in distressed asset backed securities and other below investment grade securities (commonly referred to as “junk”) without limitation.

Below investment grade securities are those rated below Baa3 by Moody’s Investor Services or equivalently by another nationally recognized statistical rating organization as well as non-rated securities. The Fund may invest in securities backed by sub-prime mortgages. The Fund may hold up to 15% of its net assets in illiquid investments.

In selecting securities for investment, the Sub-Advisor favors investments it believes are undervalued and have the potential to produce consistent returns in most interest rate environments. The Sub-Advisor selects those securities for investment that it believes offer the best risk/return opportunity based on its analyses of a variety of factors including collateral quality, duration, structure, excess interest, credit support, potential for greater upside and less downside capture, liquidity, and market conditions. The Sub-Advisor attempts to diversify geographically and, with respect to asset backed securities, among servicing institutions. The Fund holds the securities in its portfolio until maturity but may sell the securities held in its portfolio when the opportunity to capture outsized returns exists, or when necessitated by asset flows into or out of the Fund.

The Fund’s distribution policy is to make twelve monthly distributions to shareholders. The level of monthly distributions (including any return of capital) is not fixed and is neither designed to generate, nor expected to result in, distributions that equal a fixed percentage of the Fund’s current net asset value per share. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit.

Distribution Policy and Goals:

The Fund’s distribution policy is to make monthly distributions to shareholders. All income is distributed monthly regardless of whether such income is treated as return of capital.

The Fund generally distributes to shareholders substantially all of its net income (for example, interest and dividends) as well as substantially all of its net capital gains (that is, long-term capital gains from the sale of portfolio securities and short-term capital gains from both the sale of portfolio securities and option premium earned). In addition, pursuant to its distribution policy, the Fund may make distributions that are treated as a return of capital. Return of capital is the portion of a distribution that is the return of your original investment dollars in the Fund. A return of capital is not taxable to a shareholder unless it exceeds a shareholder’s tax basis in the shares.

Returns of capital reduce a shareholder’s tax cost (or “tax basis”). Once a shareholder’s tax basis is reduced to zero, any further return of capital would be taxable. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital (i.e., from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. As required under the 1940 Act, the Fund will provide a notice to shareholders at the time of distribution when such distribution does not consist solely of net income. Additionally, each distribution payment will be accompanied by a written statement which discloses the source or sources of each distribution. The IRS requires you to report these amounts, excluding returns of capital, on your income tax return for the year declared. The Fund provides disclosures, with each monthly distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital. At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes. An additional distribution may be made in December, and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law. Distributions declared in December, if paid to shareholders by the end of January, are treated for federal income tax purposes as if received in December.

AlphaCentric LifeSci Healthcare Fund

The Fund seeks to achieve its investment objective by investing in life sciences and healthcare related companies that the Sub-Advisor believes to have growth potential. Under normal market conditions, the Fund invests at least 80% of its net assets plus borrowings for investment purposes in the securities of companies in the life sciences and healthcare sectors, which the Fund defines to be the category of companies related to producing or supplying facilities, supplies, technology, pharmaceuticals, equipment, devices or services for the preservation and care of a person’s or animal’s health. The Fund invests in equity securities, primarily common stock, of these companies and may also invest, from time to time, in ETFs that primarily invest in these companies. The Fund considers the composition of the underlying funds when determining its compliance with this test. Any investment in derivatives is valued on a market-to-market basis to the extent that they count towards this policy. The Fund defines life sciences and healthcare companies to include those companies are expected to derive 50% or more of their revenue from life sciences and healthcare related products and services including, but not limited to, healthcare services, healthcare facilities, healthcare supplies, healthcare information technology, healthcare information services, healthcare distribution, pharmaceuticals, pharmaceutical manufacturing products, pharmaceutical manufacturing services, medical equipment, medical devices, medical delivery, diagnostics, life science tools, biotechnology, synthetic biology, and managed healthcare. These companies may include development stage companies, which are entities devoting substantially all of their efforts establishing a business for which commercial operations have not commenced or no significant revenue is being generated.

The Fund may invest up to 15% of the Fund’s net assets in private and other companies whose securities may have legal or contractual restrictions on resale or are otherwise illiquid such as initial public offerings, mezzanine financing offerings and other structured transactions. The Fund may invest in securities of companies of any market capitalization and may invest without limitation in securities of companies domiciled outside the United States either directly or through ADRs.

The Fund concentrates its investments (i.e., invests more than 25% of its assets) in the biotech and pharmaceutical; health care facilities and services; and medical equipment and devices industries. Each of these industries are commonly categorized to be within the healthcare sector because they share similar distribution channels and regulatory constraints.

For hedging purposes or when the Sub-Advisor anticipates significant price changes due to company or market moving events, the Fund may also invest in inverse ETFs and purchase and sell call and put options on equity securities of life sciences and healthcare companies. An inverse ETF is designed to produce daily returns, before the effect of fees and expenses, that are the opposite of the daily returns of a reference index. The Sub-Advisor will rebalance the inverse ETF position when necessary as dictated by the market.

The Sub-Advisor uses proprietary primary research to select companies it believes have significant potential to appreciate in value. The Sub-Advisor begins the investment selection process by systematically screening the universe of life sciences and healthcare companies using fundamental scientific and medical literature review and input from leading scientific and medical experts to identify highly innovative thematic areas of interest. Financial analysis, market projections and corporate diligence are then preformed to select the companies for investment and the price targets for the purchase and sale of each potential investment.

The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

AlphaCentric Premium Opportunity Fund

Under normal circumstances, the Fund seeks to achieve its investment objective by investing primarily in long and short futures and call and put options on futures on the S&P 500 Index; futures contracts on the Cboe Volatility Index; and cash and cash equivalents, including money market funds and treasury securities. The Fund may also invest in securities that represent the return of a securities index (such as exchange traded funds like the SPDR Trust Series I units); volatility exchange traded funds; and income securities of any maturity or credit quality (including lower quality fixed income securities, commonly referred to as “junk” bonds), and investment companies that invest in such income securities (including affiliated and unaffiliated investment companies).

Call and put options give you the right to buy (call) or sell (put), in exchange for a premium, certain underlying securities at specified prices, known as strike prices, before predetermined expiration dates. Buyers of option contracts are long, while sellers or writers of option contracts are short. The buyers believe the price of the underlying security will go down; whereas sellers believe the price of the underlying security will go up. The Fund seeks capital appreciation over the long-term.

The Fund’s strategy employs a rules-based program that seeks to achieve its investment objective in multiple ways: (1) the Fund purchases stock index futures and places option trades designed to make positive returns as the market rises, (2) the Fund collects premiums on options it sells; (2) The Fund collects premiums on options it sells; (3) the Fund may enter into positions designed to hedge or profit from either an increase or a decrease in Index volatility; and (4) the Fund may increase or decrease the balance of puts and calls and futures based on market direction.

The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

AlphaCentric Robotics and Automation Fund

The Fund seeks to achieve its investment objective by investing in a portfolio of U.S. and foreign common stock of companies involved in innovative and breakthrough technologies across multiple sectors. Under normal market conditions, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in companies involved in robotics-related and/or automation-related products and/or services. Such products and services include any technology, service or device that supports, aids or contributes to any type of robot; robotic action; automation system process, software or management; machine learning; objects that are able to connect and transfer data via the internet (known as “the Internet of Things”); artificial intelligence; and human/machine interfaces. The Fund’s portfolio is composed of companies with game changing technologies in sectors such as manufacturing, infrastructure, transportation, energy, healthcare, information technology, media and communication services. These companies have a minimum market capitalization of $50 million with a sequential increase in annual research and development spending and derive a substantial amount of revenues from robotics and automation related end markets. The Fund concentrates its investments (i.e., invests more than 25% of its assets) in machinery and electrical equipment industries, collectively. The Fund separately concentrates its investments (i.e., invests more than 25% of its assets) in the healthcare equipment and supplies and healthcare technology industries, collectively. The Fund expects to invest primarily in developed markets, but may also invest in emerging markets. The Fund may invest in any company with a market capitalization over $50 million.

The Sub-Advisor employs proprietary bottom-up research to identify companies worldwide with innovation technologies, such as robotics and automation companies, and potential for long-term outperformance. After such innovative companies are identified, the companies are screened and only those companies meeting the Sub-Advisor’s quantitative criteria are considered for investment. Companies are sold when the initial growth potential is no longer foreseeable.

When it deems appropriate, the Sub-Advisor may endeavor to hedge market risk by investing in inverse (short) ETFs, market volatility-linked ETFs, and invest in cash and cash equivalents. Inverse ETFs are designed to produce daily returns, before the effect of fees and expenses, that are the opposite of the daily returns of a reference index. Volatility ETFs are designed to track (before the effect of fees and expenses) the daily returns of an index of market volatility, such as the Chicago Board Options Exchange’s Volatility Index. A volatility ETF is an ETF that holds underlying assets that track an index. These ETFs may be leveraged ETFs, which are designed to produce daily returns (before fees and expenses) that are a multiple of a reference index or asset. Depending on the Sub-Advisor’s assessment of market conditions, the Sub-Advisor expects the Fund’s net long market exposure (long positions net of non-speculative short positions intended as market hedges) may range from approximately zero to 100% of the Fund’s NAV.

The Fund considers the investments of its underlying funds, including ETFs, when determining its compliance with its policy to invest at least 80% of its net assets in companies involved in robotics-related and/or automation-related products and/or services, and its policies to concentrate its investments in the machinery and electrical equipment industries and in the healthcare equipment and supplies and healthcare technology industries.

AlphaCentric Symmetry Strategy Fund

The Sub-Advisor seeks to achieve the Fund’s investment objective by employing two complementary strategies:

●	Traditional Component Strategy

●	Alternative Component Strategy

Traditional Component Strategy

The Traditional Component Strategy seeks to capture returns that have been historically associated with risk premiums for investing in equity and debt securities. Risk premiums are the difference between the expected return on an investment and the return on a risk-free investment. The Sub-Advisor executes this strategy by investing in: (A) common stocks, and (B) exchange traded funds (“ETFs”) that hold (i) preferred stock, (ii) corporate bonds, (iii) corporate loans, (iv) dividend paying common stock, (v) emerging market securities, (vi) sovereign debt, (vii) income producing mortgage REITS, (viii) convertible bonds, (ix) municipal bonds, (x) inflation linked bonds, (xi) credit default linked instruments, and (xii) equity linked contracts. Equity linked contracts are contracts for difference. A contract for difference offers exposure to price changes in an underlying security without ownership of such security, typically by providing investors the ability to trade on margin.

The Sub-Advisor seeks to capture the investment returns from risk associated with participating in the capital structuring of companies and countries primarily through, but not limited to, the equity and credit markets which have long existed as a means for businesses and economies to raise capital to fund their future growth. There are inherent risks involved with raising capital and growing a business. These markets exist to allow companies to transfer that risk to investors. In return, investors earn a premium for taking on that risk. The Sub-Advisor defines that transfer as the capital risk premium. The Sub-Advisor believes that, over the long term, the premium that is earned by investors is a direct result of the successful growth of those businesses. Short term opportunities may exist to profit from price dislocations, however, the fundamental basis for the existence of these markets is for long term growth. Based on that fundamental concept, the Sub-Advisor believes that the capital risk premium available in the equity and credit markets is primarily accessed from investing long in those markets. The Sub-Advisor seeks to capture that broad risk premium using its interpretations of heavily researched and academically supported investment factors such as, but not limited to, value, momentum, low-volatility, size, income and concentration. Additionally, trend following may be used where the Sub-Advisor thinks it is best suited, as a risk control function, by allocating Fund assets away from risk markets to safety markets in periods of stress, and back to risk markets in periods of strength.

The Sub-Advisor uses a quantitative investment process for selecting portfolios of securities primarily in, but not limited to, the U.S., Europe, and Japan. Additionally, market exposures may be taken based on the Sub-Advisor’s quantitative signals in sector, emerging country, and income ETFs among others, as well as broad based credit default swap indices. Investments in companies may be held directly in their securities or indirectly through ETFs or credit default swap indices. The Sub-Advisor selects investments for the Fund that may be of any market capitalization, sector, country, currency, maturity or credit rating. The Fund may invest in below investment grade securities, which are commonly referred to as “junk bonds”, and in issuers in the U.S. and foreign developed and emerging markets.

The Fund will invest up to 80% of its assets in the Traditional Component and expects it to contribute about half of the Fund’s risk over a market cycle. The Sub-Advisor expects this strategy to benefit from periods of economic growth.

Alternative Component Strategy

The Alternative Component Strategy seeks to capture returns from, what the Sub-Advisor believes, are short term dislocations in currency, interest rate and commodity markets. The Sub-Advisor executes this strategy by investing in: (A) futures contracts, (B) forward contracts, (C) swap contacts, and (D) options on futures contracts. The Fund segregates the full notional amount of any written credit default swap to cover its obligations.

The Alternative Component of the Fund’s portfolio is rooted in the fact that there are operational risks which impact the running of a business on a day-to-day basis. These risks include such things as exogenous input costs, output price fluctuation, currency and interest rate movements. There is a desire for businesses to transfer these exposures to “price” risks and the currency, fixed income and commodity futures and derivative markets exist to allow them to do that. In return, investors typically earn a premium for assuming those risks. The Sub-Advisor defines that transfer as price risk premium. The Alternative Component of the Fund’s portfolio seeks to capture the price risk premium by taking long and short positions on futures contracts, forward contracts, swaps (including, but not limited to, total return swaps), and/or options on futures contracts on or related to the following sectors: equities, currencies, fixed income, and commodities. Investments may be made in domestic and foreign markets, including emerging markets. Investment in these instruments may be made by the Fund directly or indirectly by investing through its Subsidiary (as described below).

The Alternative Component assets are allocated among various asset classes including currencies, fixed income, and commodities including metal, agricultural, energy and meat markets. The Sub-Advisor selects instruments providing exposure to each of the asset classes for investment based on the Sub-Advisor’s proprietary quantitative models. These models may include, but are not limited to, both trend following and relative value models that generate buy or sell decisions in a particular market based on the quantitative analysis of technical market information (such as price, liquidity, and transaction costs) and/or non-price economic variables (such as economic statistics, interest rates, and supply/demand pressures).

The Sub-Advisor executes a portion of the Alternative Component Strategy by investing up to 25% of Fund assets in a wholly-owned and controlled subsidiary (the “Subsidiary”). The Subsidiary is designed to enhance the ability of the Fund to obtain exposure to the commodities market through commodity linked investments consistent with the limits of the U.S. federal tax law requirements applicable to registered investment companies. The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis.

The Fund invests up to 50% of its assets in the Alternative Component and expects it to contribute about half of the Fund’s risk over a market cycle.

Traditional Component Strategy and Alternative Component Strategy Interaction

The Sub-Advisor invests up to 80% of Fund assets under the Traditional Component Strategy and invests up to 50% of Fund assets under the Alternative Component Strategy. Under normal market conditions, the Sub-Advisor invests in the Alternative Component and Traditional Component strategies in substantially equal risk adjusted proportions. The Sub-Advisor expects the Traditional Component to benefit from periods of economic growth and the Alternative Component to benefit from periods of economic uncertainty and growth risk. The Sub-Advisor adjusts allocations between the strategies based on its view of expected returns. Within each strategy, the Sub-Advisor adjusts allocations between instruments based on its view of expected returns and each strategy if focused on a type of risk premium (either price risk premium or capital risk premium).

The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors.

Subsidiary

The Fund executes a portion of its strategy by investing up to 25% of its total assets in a wholly-owned and controlled Subsidiary. The Subsidiary invests the majority of its assets in commodities and other futures contracts, forward contract, swaps, options on futures contracts, and collateral for such derivatives subject to the same investment restrictions as the Fund, when viewed on a consolidated basis. The principal investment strategies and principal investment risks of the Subsidiary are also principal investment strategies and principal risks of the Fund and are reflected in this Prospectus. The financial statements of the Subsidiary will be consolidated with those of the Fund. By investing in commodities indirectly through the Subsidiary, the Fund obtains exposure to the commodities markets within the federal tax requirements that apply to the Fund. Specifically, the Subsidiary provides the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Subchapter M requires, among other things, that at least 90% of the Fund’s income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). The Fund invests in certain commodity-linked derivatives through the Subsidiary because income from these derivatives is not treated as “qualifying income” for purposes of the 90% income requirement if the Fund invests in the derivative directly.

The Internal Revenue Service has issued a number of private letter rulings to other mutual funds (unrelated to the Fund), which indicate that certain income from a fund’s investment in a wholly-owned foreign subsidiary will constitute “qualifying income” for purposes of Subchapter M. The Fund does not have a private letter ruling. To satisfy the 90% income requirement, the Subsidiary will, no less than annually, declare and distribute a dividend to the Fund, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of “Subpart F” income (as defined in Section 951 of the Code) generated by or expected to be generated by the Subsidiary’s investments during the fiscal year. Such dividend distributions are “qualifying income” pursuant to Subchapter M (Section 851(b)) of the Code.

Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary. For that reason, references to the Fund may also include the Subsidiary.

The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Fund. The Fund complies with the provisions of the 1940 Act governing investment policies, capital structure and leverage on an aggregate basis with the Subsidiary. In addition, the Subsidiary complies with the provisions of the 1940 Act relating to affiliated transactions and custody. The Fund’s custodian also serves as the custodian to the Subsidiary.

The adviser and sub-adviser to the Subsidiary comply with the provisions of the 1940 Act regarding investment advisory and sub-advisory contracts and are considered to be an investment adviser and sub-adviser to the Fund under the 1940 Act.

AlphaCentric Strategic Income Fund

The Sub-Advisor seeks to uncover undervalued investments and endeavors to identify overlooked factors that will ultimately lead to price appreciation. The Sub-Advisor uses a fundamental, research driven approach to detect market inefficiencies and to identify what it perceives to be attractive risk-adjusted return potential. The Sub-Advisor’s analytic framework typically incorporates a “bottom up,” value-oriented evaluation of an investment’s potential. A “bottom up” approach focuses on the analysis of the individual investment and de-emphasizes the significance of macroeconomic and market cycles.

For fixed income securities, analysis is focused on gaining a thorough understanding of credit risks as well as structural nuances that could affect value. The Sub-Advisor considers the structural protection offered by subordinate debt, preferred and common shares when evaluating the senior debt of an issuer. For equity securities, the focus revolves around asset-based analysis which attempts to uncover overlooked sources of value.

The Sub-Advisor endeavors to utilize this analysis to purchase securities for the Fund at a discount to its actual value based on the Sub-Advisor’s assessment of quantitative and qualitative factors (i.e., “intrinsic value”). Quantitative factors are observable factors that reflect the health and profitability of a company, such as its assets, liabilities, revenue and price-to-earnings ratio. Qualitative factors are subjective factors such as a company’s brand or reputation. The Sub-Adviser generally sells a security when it is at or near its intrinsic value or to facilitate the purchase of a security with a more attractive risk-adjusted return potential. Ultimately, investment decisions made for the Fund rely on the judgement and experience of the Sub-Advisor.

The Fund seeks to achieve its investment objective by investing primarily in interest-bearing fixed income securities, including convertible bonds, and dividend paying equity securities. The Fund focuses its investments in agency and non-agency residential and commercial MBS, including MBS secured by sub-prime mortgages; and debt and equity securities of companies engaged in real estate and mortgage related businesses, including, but not limited to, mortgage originators, mortgage servicers and REITs (mortgage and equity).

The Fund may also invest in senior and subordinate CDOs and CLOs, and the senior and subordinate debt securities and equity securities of businesses unrelated to real estate and mortgages. The Fund’s CDO or CLO investments will be concentrated in debt tranches, a portion of which could be subordinate debt tranches rated below investment grade. The Fund may invest in domestic and foreign entities.

The Fund concentrates its investments (i.e., invests more than 25% of its net assets) in securities of real estate industry companies. Real estate industry companies are defined by the Fund as REITs, MBS and companies that derive a majority of their revenue from real estate or mortgage related businesses or have a majority of their assets invested in real estate or mortgages. When assessing the value of MBS, the Sub-Advisor evaluates the credit quality of the underlying pool of mortgages as well as the structural protections offered by subordinate tranches of the particular MBS.

The Fund may invest in debt securities of any maturity or duration. Maturity refers to the period of time before the principal amount of a debt instrument becomes due. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. For example, if a bond has a duration of 5 years, a 1% rise in rates would result in a 5% decline in share price. If a bond has a duration of 10 years, a 1% rise in interest rates would result in a 10% decline in share price. The Fund may invest in distressed asset backed securities and other below investment grade securities (commonly referred to as “junk”) without limitation. Below investment grade securities are rated below Baa3 by Moody’s Investor Services or equivalently by another nationally recognized statistical rating organization (“NRSRO”) as well as non-rated securities. An NRSRO is an SEC registered credit rating agency that provides an assessment of the creditworthiness of a security. The equity securities in which the Fund may invest include the common stock, preferred stock and ADRs of companies of any capitalization. The Fund may hold up to 15% of its net assets in illiquid investments. The Fund may use derivatives for hedging purposes. The Fund may hedge against rising interest rates through interest rate swaps, interest rate-linked futures and options. The Fund may hedge against rising default rates through credit default swaps, total return swaps linked to an asset or asset class that is representative of the default risks faced by the Fund, and credit spread options.

The Fund is classified as “non-diversified” for purposes of the 1940 Act, which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors.

Distribution Policy and Goals:

The Fund’s distribution policy is to make monthly distributions to shareholders. A portion of the distribution may be a return of capital. The Fund may, at the discretion of management, target a specific level of monthly distributions (including any return of capital) from time to time.

The Fund generally distributes to shareholders substantially all its net income (for example, interest and dividends) monthly as well as substantially all of its net capital gains (that is, long-term capital gains from the sale of portfolio securities and short-term capital gains from both the sale of portfolio securities and option premium earned) annually. In addition, pursuant to its distribution policy, the Fund may make distributions that are treated as a return of capital. Distributions in excess of the Fund’s earnings and profits will be treated as a return of capital. A return of capital is not taxable to a shareholder unless it exceeds a shareholder’s tax basis in the shares.

Returns of capital reduce a shareholder’s tax cost (or “tax basis”). Once a shareholder’s tax basis is reduced to zero, any further return of capital would be taxable. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. As required under the 1940 Act, the Fund will provide a notice to shareholders at the time of distribution when such distribution does not consist solely of net income. Additionally, each distribution payment will be accompanied by a written statement which discloses the estimated source or sources of each distribution. The IRS requires you to report these amounts, excluding returns of capital, on your income tax return for the year declared. The Fund will provide disclosures, with each monthly distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital. At the end of the year, the Fund may be required under applicable law to characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes. An additional distribution may be made in December, and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law. Distributions declared in December, if paid to shareholders by the end of January, are treated for federal income tax purposes as if received in December.

Temporary Defensive Positions

From time to time, each Fund may take temporary defensive positions, which are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Funds may hold all or a portion of their respective assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers’ acceptances, commercial paper, money market funds and repurchase agreements. While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. If a Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative advisory fees. Although a Fund would do this only in seeking to avoid losses, the Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. Each Fund may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Manager-of-Managers Order

Mutual Fund Series Trust and the Advisor have received an exemptive order (the “Order”) from the SEC that would permit the Advisor, with the Board’s approval, to enter into sub-advisory agreements with one or more sub-advisors without obtaining shareholder approval. The Order permits the Advisor, subject to the approval of the Board, to replace sub-advisors or amend sub-advisory agreements, including fees, without shareholder approval whenever the Advisor and the Board believe such action will benefit a Fund and its shareholders.

PRINCIPAL AND NON-PRINCIPAL INVESTMENT RISKS

All mutual funds carry a certain amount of risk. As with any mutual fund, there is no guarantee that a Fund will achieve its objective. Investment markets are unpredictable, and there will be certain market conditions where a Fund will not meet its investment objective and will lose money. Each Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant. An investment in a Fund is not a complete investment program.

The table below identifies each Fund’s principal risks and non-principal risks.

Key:

Principal Risk: ●

Non-Principal Risk: ○

Not Applicable: blank

Risks	AlphaCentric Income Opportunities Fund	AlphaCentric LifeSci Healthcare Fund	AlphaCentric Premium Opportunity Fund	AlphaCentric Robotics and Automation Fund	AlphaCentric Symmetry Strategy Fund	AlphaCentric Strategic Income Fund
Acquired Fund Risk	●	●	●	○	●	●
ADR Currency Risk	○	○	○	○	○	○
ADRs Risk	○	●	○	○	○	●
Aerospace and Defense Industry Risk	○	○	○	○	○	○
Affiliated Investment Company Risk	●	○	●	○	○	○
Allocation Risk	○	○	○	○	○	○
Asset-Backed and Mortgage Backed Security Risk	●	○	○	○	○	●
Auto Components Industry Risk	○	○	○	○	○	○
Bank Loans Risk	○	○	○	○	○	○
Basic Materials Industry Risk	○	○	○	○	○	○
Biotech and Pharmaceutical Industry Risk		●		○		○
Biotechnology Industry Risk	○	○	○	○	○	○
Business Development Companies (“BDC”) Risk	○	○	○	○	○	○
Call Risk						●
Call Options Risk	○	○	○	○	○	○
Capacity Risk	○	○	○	○	○	○
Cash and Cash Equivalents Risk	○	○	●	●	○	○
CDOs and CLOs Risk	●	○	○	○	○	●
Changing Fixed Income Market Conditions Risk	○	○	○	○	○	●
Collateralized Bond Obligation Risk	○	○	○	○	○	○
Commodity Risk	○	○	○	○	●	○
Common Stock Risk	○	○	○	●	○	○
Communication Services Sector Risk	○	○	○	○		○
Conflict of Interest – Advisors/Sub-Advisors Risk	○	○	○	○	○	○
Conflict of Interest – Portfolio Manager Risk	○	○	○	○	○	○
Consumer Discretionary Sector Risk	○	○	○	○	○	○
Consumer Staples Sector Risk	○	○	○	○	○	○
Convertible Securities Risk	○	○	○	○	○	●

Risks	AlphaCentric Income Opportunities Fund	AlphaCentric LifeSci Healthcare Fund	AlphaCentric Premium Opportunity Fund	AlphaCentric Robotics and Automation Fund	AlphaCentric Symmetry Strategy Fund	AlphaCentric Strategic Income Fund
Counterparty Risk	○	○	○	○	○	●
Credit Default Swap Index Products Risk	○	○	○	○	●	○
Credit Default Swap Risk	●	○	○	○	○	○
Credit Risk	●	○	○	○	●	●
Credit Risk (for Floating Rate Loans)	○	○	○	○	○	○
Currency Risk	○	○	○	○	○	○
Derivatives Risk	●	○	●	○	●	●
Development Stage Company Risk	○	●	○	○	○	○
Distribution Policy Risk	●	○	○	○	○	●
Dividend Yield Risk	○	○	○	○	○	●
Duration Risk	○	○	○	○	○	●
Emerging Markets Risk	○	○	○	●	●	○
Energy Sector Risk	○	○	○	○	○	○
Equity Security Risk	○	●	○	●	●	●
ETF Risk	○	●		●	●	○
Exchange Traded Notes Risk	○	○	○	○	○	○
Financials Sector Risk	○	○	○	○	○	○
Fixed Income Risk	●	○	●	○	●	●
Foreign Currency Risk	○	●	○	○	●	○
Foreign Exchanges Risk	○	●	○	○	●	○
Foreign Investment Risk	○	●	○	●	●	●
Foreign Currency Forwards Risk	○	○	○	○	○	○
Forwards Risk					●
Futures Contract Risk	●	○	●	○	●	○
Geographic Concentration Risk	○	○	○	○	○	○
Growth Stock Risk	○	●	○	○	○	○
Healthcare Equipment and Supplies Industry Risk	○	○	○	●	○	○
Healthcare Facilities and Services Industry Risk	○	●	○	○	○	○
Healthcare Sector Risk		●		●	○	○
Healthcare Technology Industry Risk	○	○	○	●	○	○
Hedging Risk	●	●	●	●	○	○
Household Durables Industry Risk	○	○	○	○	○	○
Index Risk	○	○	●	○	○	○
Industrials Sector Risk	○	○	○	●	○	○
Industry Concentration Risk	●	●		●		●
Inflation-Indexed Bond Risk	○	○	○	○	●	○
Inflation Protected Securities Risk	○	○	○	○	○	○
Information Technology Sector Risk	○	○	○	○	○	○
Infrastructure Sector Risk	○	○	○	○	○	○
Interest Rate Risk	○	○	○	○	●	●
Interest Rate Risk (for Floating Rate Loans)	○	○	○	○	○	○
Inverse ETF Risk	●	●	○	●	○	○
Investment Style Risk	○	○	○	○	○	○
IPO Risk		●	○	○	○	○
Issuer Specific Risk	○	○	○	○	○	●
Junk Bond Risk	●	○	●	○	●	●

Risks	AlphaCentric Income Opportunities Fund	AlphaCentric LifeSci Healthcare Fund	AlphaCentric Premium Opportunity Fund	AlphaCentric Robotics and Automation Fund	AlphaCentric Symmetry Strategy Fund	AlphaCentric Strategic Income Fund
Large Capitalization Stock Risk	○	●	○	●	○	●
Legislative Risk	○	○	○	○	○	●
Leverage Risk	●	○	●	○	●	○
Leveraged ETF Risk	●	○	○	●	○	○
Life Science Sector Risk	○	●	○	○	○	○
Life Sciences Tools and Services Industry Risk	○	○	○	○	○	○
Limited History of Operations Risk
Liquidity Risk	●	●	●	●	●	●
Litigation Risk	○	○	○	○	○	○
Loan Risk	○	○	○	○	○	○
Machinery and Electrical Equipment Industry Risk	○	○	○	●		○
Management Risk	●	●	●	●	●	●
Manufacturing Sector Risk	○	○	○	○	○	○
Market Risk	●	●	●	●	●	●
Market Price Variance Risk	○	●	○	○	○	○
Market Volatility-Linked ETFs Risk	○	○	○	●	○	○
Media Sector Risk	○	○	○	○	○	○
Medical Equipment and Devices Industry Risk		●		○		○
Medium (Mid) Capitalization Stock Risk	○	●	○	○	○	○
Metals and Mining Industry Risk	○	○	○	○	○	○
Micro Capitalization Companies Risk	○	●	○	●	○	○
MLP and MLP-Related Securities Risk	○	○	○	○	○	○
Model and Data Risk	○	○	○	○	●	●
Municipal Market Risk	○	○	○	○	○	○
Municipal Securities Risk	○	○	○	○	●	○
New Sub-Advisor Risk
Non-diversification Risk					●	●
Options Risk	●	●	●	○	●	○
Options Market Risk	●	●	●	○	●	○
OTC Trading Risk	●	○	○	○	○	○
Overlay Risk			○	○	○	○
Preferred Stock Risk	●	○	○	○	●	●
Prepayment and Extension Risk	●	○	○	○	○	●
Privately Held Companies Risk	○	○	○	○	○	○
Real Estate and REIT Risk	●	○	○	○	●	●
Regulatory Risk	●	●	●	●	●	●
Repurchase and Reverse Repurchase Agreement Risk	●	○	○	○	○	○
Restricted Securities Risk	○	○	○	○	○	○
Risk Management Risk	○	○	○	○	○	○
Robotics and Automation Companies Risk	○	○	○	●	○	○
Sector Exposure Risk	○	○	○	●	○	●
Security Risk	●	●	○	●	○	●
Semiconductor and Semiconductor Equipment Industry Risk	○	○	○	○	○	○
Short Selling Risk	○	○	○	○	○	○

Risks	AlphaCentric Income Opportunities Fund	AlphaCentric LifeSci Healthcare Fund	AlphaCentric Premium Opportunity Fund	AlphaCentric Robotics and Automation Fund	AlphaCentric Symmetry Strategy Fund	AlphaCentric Strategic Income Fund
Smaller Capitalization Stock Risk	○	●	○	○	○	○
Small and Mid Capitalization Company Risk	○	○	○	●	○	●
Software Industry Risk	○	○	○	○	○	○
Sovereign Debt Risk	○	○	○	○	●	○
Structured Note Risk	●	●	○	○	○	○
Sub-Prime Mortgage Risk	●	○	○	○	○	●
Swaps Risk	○	○	○	○	●	○
Taxation Risk					●	○
Tax Reform Risk on Municipals	○	○	○	○	○	○
Technology Hardware, Storage and Peripherals Industry Risk	○	○	○	○	○	○
Technology Sector Risk	○	○	○	○	○	○
Tender Option Bonds Risk	○	○	○	○	○	○
Tracking Risk of ETFs	○	○	○	○	○	○
Transportation Sector Risk	○	○	○	○	○	○
Turnover Risk	○	●	○	○	●	○
U.S. Agency Securities Risk	●	○	●	○	○	○
U.S. Government Obligations Risk	○	○	○	○	○	○
Utilities Sector	○	○	○	○	○	○
Volatility Risk	●	○	●	●	●	○
Volatility ETN Risk	○	○	○	○	○	○
Wholly-Owned Subsidiary Risk					●

Descriptions of these principal risks as well as the non-principal risks of the Funds are set forth below. These risks could adversely affect the net asset value, total return and the value of a Fund and your investment.

Acquired Fund Risk. Other investment companies including mutual funds, ETFs and closed-end funds (“Underlying Funds”) in which a Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in a Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the Advisor expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the applicable Fund. Additional risks of investing in ETFs and mutual funds are described below:

○	Closed-End Fund Risk: Closed-end funds are subject to investment advisory and other expenses, which will be indirectly paid by a Fund. As a result, your cost of investing will be higher than the cost of investing directly in a closed-end fund and may be higher than other mutual funds that invest directly in stocks and bonds. Closed-end funds are also subject to management risk because the adviser to the underlying closed-end fund may be unsuccessful in meeting the fund’s investment objective. These funds may also trade at a discount or premium to their net asset value and may trade at a larger discount or smaller premium subsequent to purchase by ta Fund. Since closed-end funds trade on exchanges, a Fund will also incur brokerage expenses and commissions when it buys or sells closed-end fund shares.

○	ETF Tracking Risk: Investment in a Fund should be made with the understanding that the passive ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the passive ETFs in which a Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the passive ETFs may, from time to time, temporarily be unavailable, which may further impede the passive ETFs’ ability to track their applicable indices.

○	Inverse Correlation Risk: Underlying Funds that are inverse funds should lose value as the index or security tracked by such fund’s benchmark increases in value; a result that is the opposite from traditional mutual funds. Successful use of inverse funds requires that the Advisor and/or Sub-Advisor correctly predict short term market movements. If a Fund invests in an inverse fund and markets rise, the Fund could lose money. Inverse funds may also employ leverage such that their returns are more than one times that of their benchmark.

○	Management Risk: When a Fund invests in Underlying Funds there is a risk that the investment advisers of those Underlying Funds may make investment decisions that are detrimental to the performance of the Fund.

○	Mutual Fund Risk: Mutual funds are subject to investment advisory and other expenses, which will be indirectly paid by a Fund. As a result, your cost of investing will be higher than the cost of investing directly in a mutual fund and may be higher than other mutual funds that invest directly in stocks and bonds. Mutual funds are also subject management risk because the adviser to the underlying mutual fund may be unsuccessful in meeting the fund’s investment objective and may temporarily pursue strategies which are inconsistent with the applicable Fund’s investment objective.

○	Net Asset Value and Market Price Risk: The market value of ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when shares trade at a premium or discount to net asset value.

○	Strategies Risk: Each Underlying Fund is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, and foreign currency risk, as well as risks associated with fixed income securities and commodities.

ADR Currency Risk. To establish a value for the shares, the issuer establishes a “conversion rate” equal to one share of an ADR for a certain number of shares of the stock of a foreign company. This “conversion rate” establishes a universal monetary relationship between the value of the ADR and the local currency of the foreign company stock. Although an ADR is priced in U.S. dollars, in order to preserve the uniformity of the established “conversion rate,” movements in the exchange rate of the local currency versus U.S. dollars are automatically reflected in the price of the ADR in U.S. dollars. Therefore, even if the price of the foreign security does not change on its market, if the exchange rate of the local currency relative to U.S. dollars declines, the ADR price would decline by a similar measure.

ADRs Risk. ADRs, which are typically issued by a bank, are certificates that evidence ownership of shares of a foreign company and are alternatives to purchasing foreign securities directly in their national markets and currencies. ADRs are subject to the same risks as direct investment in foreign companies and involve risks that are not found in investments in U.S. companies. In addition to the risks of investing in foreign securities discussed below, there is no guarantee that an ADR issuer will continue to offer a particular ADR. As a result, a Fund may have difficulty selling the ADR, or selling them quickly and efficiently at the prices at which they have been valued. In a sponsored ADR arrangement, the foreign company assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign company assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the foreign company, available information concerning the foreign company may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading. Certain ADRs are not listed on an exchange and therefore may be considered to be illiquid.

Aerospace and Defense Industry Risk. The aerospace and defense industry may be significantly affected by government aerospace and defense regulations, spending policies, and geopolitical stability because companies involved in this industry rely to a significant extent on U.S. (and other) government demand for their products and services. The financial condition of and investor interest in aerospace and defense companies will be negatively influenced by governmental defense spending policies that, outside the occurrence of certain events, such as terrorist attacks, war, and other geopolitical events, are typically under pressure from efforts to control the U.S. (and other) government budgets. The industry’s reliance on the successful development and implementation of new defense and aerospace technologies may result in limited product lines, markets, financial resources, customers, or personnel, all of which may have an adverse effect on profit margins. Products and technologies may face obsolescence due to rapid technological developments and frequent new product introduction, and as such, companies may face unpredictable changes in growth rates, competition for the services of qualified personnel and competition from foreign competitors with lower production costs.

Affiliated Investment Company Risk. A Fund may invest in affiliated underlying funds (the “Affiliated Funds”), unaffiliated underlying funds, or a combination of both. The Advisor, therefore, is subject to conflicts of interest in allocating a Fund’s assets among the Affiliated Funds. The Advisor will receive more revenue to the extent it selects an Affiliated Fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. In addition, the Advisor may have an incentive to allocate the Fund’s assets to those Affiliated Funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other Affiliated Funds.

Allocation Risk. The risk that if a Fund’s strategy for allocating assets among different assets classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with the same or similar investment strategy.

Asset-Backed and Mortgage-Backed Security Risk. Prepayment risk is associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of a Fund’s investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of a Fund to successfully utilize these instruments may depend on the ability of the Fund’s Advisor or Sub-Advisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. The more senior security classes are generally entitled to receive payment before the subordinate classes if the cash flow generated by the underlying assets is not sufficient to pay all investors. Certain mortgage-backed securities may be secured by pools of mortgages on single-family, multi-family properties, as well as commercial properties. Similarly, asset backed securities may be secured by pools of loans, such as student loans, automobile loans, equipment leases, and credit card receivables. The credit risk on such securities is affected by borrowers or lessees defaulting on their payments. The values of assets underlying mortgage-backed and asset-backed securities may decline and, therefore, may not be adequate to cover underlying investors. Mortgage-backed securities and other securities issued by participants in housing and commercial real estate finance, as well as other real estate-related markets have experienced extraordinary weakness and volatility in certain years. Possible legislation in the area of residential mortgages, credit cards and other loans that may collateralize the securities in which the Fund may invest could negatively impact the value of the Fund’s investments. To the extent the Fund focuses its investments in particular types of mortgage-backed or asset-backed securities, the Fund may be more susceptible to risk factors affecting such types of securities. The liquidity of these assets may decrease over time.

Mortgage-backed securities represent participating interests in pools of residential mortgage loans, some of which are guaranteed by the U.S. government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by the Fund and not the purchase of shares of the Fund.

Mortgaged-backed securities do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall. An increased rate of prepayments on the Fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the Fund as the Fund may be required to reinvest assets at a lower interest rate. A decreased rate of prepayments lengthens the expected maturity of a mortgaged-backed security. The prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise.

Mortgaged-backed securities and collateralized mortgage obligations are subject to credit risk because underlying loan borrowers may default. Mortgaged-backed securities and collateralized mortgage obligations default rates tend to be sensitive to overall economic conditions and to localized property vacancy rates and prices. Borrower default rates may be significantly higher than estimated. Certain individual securities may be more sensitive to default rates because payments may be subordinated to other securities of the same issuer. The Advisor’s or Sub-Advisor’s assessment, or a rating agency’s assessment, of borrower credit quality, default rates and loss rates may prove to be overly optimistic. Collateral mortgage obligations may be less susceptible to prepayment risk because payment priorities within the collateralized mortgage obligation may have the effect of a prepayment lock out period.

Auto Components Industry Risk. The auto components industry can be highly cyclical, and companies in the industry may suffer periodic operating losses. The industry can be significantly affected by labor relations and fluctuating component prices. While most of the major manufacturers are large, financially strong companies, many others are small and can be non-diversified in both product line and customer base.

Bank Loans Risk. The market for bank loans may not be highly liquid and a Fund may have difficulty selling them. These investments expose a Fund to the credit risk of both the financial institution and the underlying borrower. Bank loans settle on a delayed basis, potentially leading to the sale proceeds of such loans not being available to meet redemptions for a substantial period of time after the sale of the bank loans. Certain bank loans may not be considered “securities,” and purchasers, such as a Fund, therefore may not be entitled to rely on the protections of federal securities laws, including anti-fraud provisions.

Basic Materials Industry Risk. To the extent that a Fund’s investments are exposed to issuers conducting business in basic materials, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of basic materials companies also may fluctuate widely in response to such events.

Biotech and Pharmaceutical Industry Risk. The profitability of these companies is highly dependent on the development, procurement and marketing of drugs and the development, protection and exploitation of intellectual property rights and other proprietary information. These companies may be significantly affected by the expiration of patents or the loss of, or the inability to enforce, intellectual property rights. Research and other costs associated with developing or procuring new drugs and the related intellectual property rights can be significant and may not be successful. Many pharmaceutical companies face intense competition from new products and less costly generic products, which may make it difficult to raise the prices of their products and may result in price discounting. In addition, the process for obtaining regulatory approval from the U.S. Food and Drug Administration or other governmental regulatory authorities is long and costly and there is no assurance that the necessary approvals will be obtained or maintained by these companies.

These companies may be adversely affected by government regulation and changes in reimbursement rates from third-party payors, such as Medicare, Medicaid and other government-sponsored programs, private health insurance plans and health maintenance organizations. The profitability of these companies may be dependent on a relatively limited number of products. Additionally, their products can become obsolete due to industry innovation, changes in technologies or other market developments.

Biotechnology Industry Risk. Biotechnology companies face intense competition and the potential for rapid product obsolescence. Biotechnology companies may be adversely affected by the loss or impairment of intellectual property rights or changes in government regulations. Demand for biotechnology products and services may fluctuate due to unexpected events, including but not limited to global health crises like pandemics which could strain health care systems and alter health care needs. Such demand could positively or negatively impact biotechnology companies.

Business Development Companies (“BDC”) Risk. BDCs may carry risks similar to those of a private equity or venture capital fund. BDC company securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. A BDC is a form of investment company that is required to invest at least 70% of its total assets in securities (typically debt) of private companies, thinly traded U.S. public companies, or short-term high-quality debt securities. The BDCs held by a Fund may leverage their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility and the possibility that a BDC’s common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises. A significant portion of a BDC’s investments are recorded at fair value as determined by its board of directors which may create uncertainty as to the value of the BDC’s investments. Non-traded BDCs are illiquid and it may not be possible to redeem shares or to do so without paying a substantial penalty. Publicly-traded BDCs usually trade at a discount to their net asset value because they invest in unlisted securities and have limited access to capital markets. BDCs are subject to high failure rates among the companies in which they invest and federal securities laws impose restraints upon the organization and operations of BDCs that can limit or negatively impact the performance of a BDC. However, each Fund does not believe it would be liable for the actions of any entity in which it invests and that only its investment is at risk. Also, BDCs may engage in certain principal and joint transactions that a mutual fund or closed-end fund may not without an exemptive order from the SEC.

Call Risk. Call risk is the risk that a security may be redeemed prior to its anticipated maturity. Call risk may impact a Fund’s profits and/or require it to reinvest at lower yields than were expected.

Call Options Risk. There are risks associated with the sale and purchase of call options. As the seller (writer) of a covered call option, a Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price. A Fund continues to bear the risk that it will lose money if the value of the security falls below the strike price. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. As the buyer of a call option, a Fund assumes the risk that the market price of the underlying security will not increase above the strike price plus the premiums paid, so the Fund bears the risk that it will lose the premium paid for the option.

Capacity Risk. The markets and securities in which a Fund invests may, at times, be limited. Under such conditions, the execution of a Fund’s strategy may be affected and the Fund may not achieve its investment objective. In addition, a Fund may not be able to purchase or sell securities at favorable market prices.

Cash and Cash Equivalents Risk. At any time, a Fund may have significant investments in cash and cash equivalents. When a substantial portion of a portfolio is held in cash and cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

CDOs and CLOs Risk. CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CDO or CLO, respectively, in which a Fund invests. CDOs and CLOs also carry risks including, but not limited to, interest rate risk and credit risk.

Changing Fixed Income Market Conditions Risk. Future interest rate increases by the Federal Reserve could cause the value of any Fund that invests in fixed income securities to decrease. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of a Fund’s investments and share price to decline. If a Fund invests in derivatives tied to fixed-income markets, the Fund may be more substantially exposed to these risks than a fund that does not invest in derivatives. To the extent a Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs the Fund incurs and may lower its performance. Furthermore, if rising interest rates cause a Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund. In addition, decreases in fixed income dealer market-making capacity may persist in the future, potentially leading to decreased liquidity and increased volatility in the fixed income markets.

Collateralized Bond Obligation Risk. The pool of securities underlying collateralized bond obligations is typically separated in groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

Commodity Risk. A Fund’s exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based exchange traded trusts and commodity-based exchange traded funds and notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Common Stock Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

Communication Services Sector Risk. Companies in the communication services sector are subject to the risk that they will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition.

Concentration Risk. Concentration risk results from maintaining exposure to the performance of the residential and commercial mortgages held in the mortgage-backed securities in which a Fund will invest. The risk of concentrating in these types of investments is that a Fund will be susceptible to the risks associated with mortgage-backed securities as discussed above.

Conflict of Interest - Advisor/Sub-Advisors Risk. The Advisor, Sub-Advisors, portfolio managers and other individuals associated with the Advisor and Sub-Advisors may receive compensation and/or have other arrangements that may be in conflict to the interests of a Fund.

Conflict of Interest - Portfolio Manager Risk. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

●	Advising multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Advising multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

●	With respect to securities transactions for the Funds, the Advisor or Sub-Advisors determine which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

●	The appearance of a conflict of interest may arise where the Advisor or Sub-Advisor has an incentive, such as a performance-based advisory fee. Advising personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds’ code of ethics will adequately address such conflicts. One of a portfolio manager’s numerous responsibilities is to assist in the sale of Fund shares. Because a portfolio manager’s compensation is indirectly linked to the sale of Fund shares, they may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares

●	The Advisor and each Sub-Advisor has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

Consumer Staples Sector Risk. The consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and other factors affecting consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.

Convertible Securities Risk. Convertible securities are hybrid securities that have characteristics of both bonds and common stocks and are subject to fixed income security risks and conversion value-related equity risk. Convertible bonds are similar to other fixed-income securities because they usually pay a fixed interest rate and are obligated to repay principal on a given date in the future. The market value of fixed-income securities tends to decline as interest rates increase. Convertible bonds are particularly sensitive to changes in interest rates when their conversion to equity feature is small relative to the interest and principal value of the bond. If a convertible security’s investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible issuers may not be able to make principal and interest payments on the bond as they become due. Convertible bonds may also be subject to prepayment or redemption risk. If a convertible bond is called for redemption, a Fund will be required to surrender the security for redemption, convert it into the issuing company’s common stock or cash at a time that may be unfavorable to the Fund. Convertible securities have characteristics similar to common stocks especially when their conversion value is greater than the interest and principal value of the bond. The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates. When a convertible bond’s value is more closely tied to its conversion to stock feature, it is sensitive to the underlying stock’s price.

Counterparty Risk. The risk exists that a counterparty to a financial instrument held by a Fund or by a special purpose or structured vehicle in which the Fund invests may become insolvent or otherwise fail to perform its obligations due to financial difficulties, including making payments to the Fund. The Fund may obtain no or limited recovery in a bankruptcy or other organizational proceedings, and any recovery may be significantly delayed. Transactions that a Fund enters into may involve counterparties in the financial services sector and, as a result, events affecting the financial services sector may cause the Fund’s share value to fluctuate.

Credit Default Swap Index Products Risk. Credit default swap index products (“CDSIP”) are typically two-party financial contracts that transfer the credit exposure of the constituents of an index between the two parties (for example, between an exchange and the Fund). Under a typical CDSIP, one party (the “seller”) receives pre-determined periodic payments from the other party (the “buyer”). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. The use of CDSIP involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened counterparty, concentration and exposure risks.

Credit Default Swap Risk. Credit default swaps (“CDS”) are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the “seller”) receives pre-determined periodic payments from the other party (the “buyer”). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. The use of CDS involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened counterparty, concentration and exposure risks.

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing a Fund’s total return. In addition, the credit quality of fixed income securities held by the Fund may be lowered if an issuer’s financial condition changes. Credit risk may be substantial for the Fund.

Credit Risk (for Floating Rate Loans). Credit risk is the risk that the issuer of a security and other instrument will not be able to make principal and interest payments when due. The value of a Fund’s shares, and the Fund’s ability to pay dividends, is dependent upon the performance of the assets in its portfolio. Prices of a Fund’s investments can fall if the actual or perceived financial health of the borrowers on, or issuers of, such investments deteriorates, whether because of broad economic or issuer-specific reasons. In severe cases, the borrower or issuer could be late in paying interest or principal, or could fail to pay altogether.

In the event a borrower fails to pay scheduled interest or principal payments on an investment held by a Fund, the Fund will experience a reduction in its income and a decline in the market value of such investment. This will likely reduce the amount of dividends paid by a Fund and likely lead to a decline in the net asset value of the Fund’s shares.

A Fund may invest in floating rate loans that are senior in the capital structure of the borrower or issuer, and that are secured with specific collateral. Loans that are senior and secured generally involve less risk than unsecured or subordinated debt and equity instruments of the same borrower because the payment of principal and interest on senior loans is an obligation of the borrower that, in most instances, takes precedence over the payment of dividends or the return of capital to the borrower’s shareholders, and payments to bond holders; and because of the collateral supporting the repayment of the debt instrument. However, the value of the collateral may not equal a Fund’s investment when the debt instrument is acquired or may decline below the principal amount of the debt instrument subsequent to the Fund’s investment. Also, to the extent that collateral consists of stocks of the borrower, or its subsidiaries or affiliates, a Fund bears the risk that the stocks may decline in value, be relatively illiquid, or may lose all or substantially all of their value, causing the Fund’s investment to be undercollateralized. Therefore, the liquidation of the collateral underlying a floating rate loan in which a

Fund has invested, may not satisfy the borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be able to be readily liquidated.

In the event of the bankruptcy of a borrower or issuer, a Fund could experience delays and limitations on its ability to realize the benefits of the collateral securing the Fund’s investment. Among the risks involved in a bankruptcy are assertions that the pledge of collateral to secure a loan constitutes a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating a Fund’s rights to the collateral.

The floating rate debt in which a Fund invests may be generally rated lower than investment-grade credit quality, i.e., rated lower than “Baa3” by Moody’s Investors Service, Inc. (“Moody’s”) or “BBB-” by Standard & Poor’s Ratings Services (“S&P”), or have been made to borrowers who have issued debt securities that are rated lower than investment-grade in quality or, if unrated, would be rated lower than investment-grade credit quality. Investment decisions for a Fund will be based largely on the credit analysis performed by the Sub-Advisor, and not entirely on rating agency evaluation. This analysis may be difficult to perform. Information about a loan and its borrower generally is not in the public domain. Many borrowers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, however, borrowers are required to provide financial information to lenders and information may be available from other loan market participants or agents that originate or administer loans.

Currency Risk. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Fund’s investments. Currency risk includes the risk that the currencies in which a Fund has taken a position, or in which the Fund’s investments are denominated, will decline in value. Derivative transactions in foreign currencies (such as futures, forwards, options, and swaps) are also subject to currency risk. Some currencies are illiquid, and the Fund may not be able to convert them into U.S. dollars or may only be able to do so at an unfavorable exchange rate. Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless. A Fund may also take short positions, through derivatives, if the Advisor or Sub-Advisor believes the value of a currency is likely to depreciate in value. A “short” position is, in effect, similar to a sale in which a Fund sells a currency it does not own but, has borrowed in anticipation that the market price of the currency will decline. The Fund must replace a short currency position by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund took a short position in the currency.

Derivatives Risk. A Fund may use derivatives (including options, futures, swap contracts and other transactions) to hedge against market declines. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities including:

○	Leverage and Volatility Risk: Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to a Fund. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leveraged derivatives can magnify a Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

○	Liquidity Risk: It is possible that particular derivative investments might be difficult to purchase or sell, possibly preventing a Fund from executing positions at an advantageous time or price, or possibly requiring them to dispose of other investments at unfavorable times or prices in order to satisfy their obligations. Most U.S. commodity futures exchanges impose daily limits regulating the maximum amount above or below the previous day’s settlement price which a futures contract price may fluctuate during a single day. During a single trading day no trades may be executed at prices beyond the daily limit. Once the price of a particular futures contract has increased or decreased to the limit point, it may be difficult, costly or impossible to liquidate a position. It is also possible that an exchange or the Commodity Futures Trading Commission (“CFTC”), which regulates commodity futures exchanges, may suspend trading in a particular contract, order immediate settlement of a contract or order the liquidation or trading of open positions only.

○	Risk of Options: Because option premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

Development Stage Company Risk. The Fund may invest a substantial portion of the portfolio in development stage companies that are not generating meaningful revenue.

Distribution Policy Risk. A Fund may, at the discretion of management, target a specific level of monthly distributions from time to time. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders receiving periodic payments from a Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital (i.e., from your original investment). Distributions in excess of the Fund’s earnings and profits will be treated as a return of capital. Shareholders should not assume that the source of a distribution from a Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. A Fund will provide disclosures, with each monthly distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital. At the end of the year, a Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes.

Dividend Yield Risk. While a Fund may hold securities of companies that have historically paid a dividend, those companies may reduce or discontinue their dividends, thus reducing the yield of a Fund. Lower priced securities in a Fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in certain market conditions, may be worse than the market return of other investment strategies or the overall stock market.

Duration Risk. A portfolio with a longer average portfolio duration may be more sensitive to interest rate changes. Rising interest rates pose a heightened risk to a Fund’s longer-term fixed income securities. If rates rise significantly, effective duration may tend to understate the drop in a security’s price. If rates drop significantly, effective duration may tend to overstate the rise in a security’s price.

Emerging Markets Risk. A Fund may invest in countries with newly organized or less developed securities markets. There are typically greater risks involved in investing in emerging markets securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. There may also be less reliable or publicly available information about emerging markets due to non-uniform regulatory, auditing or financial recordkeeping standards (including material limits on PCAOB inspection, investigation, and enforcement), which could cause errors in the implementation of a Fund’s investment strategy. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. A Fund’s performance may depend on issues other than those that affect U.S. companies and may be adversely affected by different rights and remedies associated with emerging market investments, or the lack thereof, compared to those associated with U.S. companies. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, a Fund may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to meet cash obligations or take advantage of other investment opportunities.

Energy Sector Risk. Risks of energy related securities include the risks that a decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of energy related securities. To maintain or grow their revenues, these companies need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of energy related securities may be adversely affected if a master limited partnership (“MLP”), or the companies to whom it provides the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline. Various governmental authorities have the power to enforce compliance with regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy related securities. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of energy related securities. energy related securities are also subject to risks that are specific to the industry they serve. Energy related entities that provide crude oil, refined product, natural gas liquids and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

Equity Security Risk. Common and preferred stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Warrants and rights may expire worthless if the price of a common stock is below the conversion price of the warrant or right. Convertible bonds may decline in value if the price of a common stock falls below the conversion price. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

ETF Risk. The Underlying Funds in which a Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in a Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the Advisor/Sub-Advisor expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in a Fund. Like an open-end investment company (mutual fund), the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop; and (iii) market trading in the ETF may be halted under certain circumstances. Additional risks of investing in ETFs and mutual funds are described below:

○	Closed-End Fund Risk: Closed-end funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing will be higher than the cost of investing directly in a closed-end fund and may be higher than other mutual funds that invest directly in stocks and bonds. Closed-end funds are also subject to management risk because the adviser to the underlying closed-end fund may be unsuccessful in meeting the fund’s investment objective. These funds may also trade at a discount or premium to their net asset value and may trade at a larger discount or smaller premium subsequent to purchase by the Fund. Since closed-end funds trade on exchanges, the Fund will also incur brokerage expenses and commissions when it buys or sells closed-end fund shares.

○	ETF Tracking Risk: Investment in the Fund should be made with the understanding that the passive ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the passive ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the passive ETFs may, from time to time, temporarily be unavailable, which may further impede the passive ETFs’ ability to track their applicable indices.

○	Inverse Correlation Risk: Underlying Funds that are inverse funds should lose value as the index or security tracked by such fund’s benchmark increases in value; a result that is the opposite from traditional mutual funds. Successful use of inverse funds requires that the Advisor and/or Sub-Advisor correctly predict short term market movements. If the Fund invests in an inverse fund and markets rise, the Fund could lose money. Inverse funds may also employ leverage such that their returns are more than one times that of their benchmark.

○	Management Risk: When a Fund invests in Underlying Funds there is a risk that the investment advisers of those Underlying Funds may make investment decisions that are detrimental to the performance of the Fund.

○	Mutual Fund Risk: Mutual funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing will be higher than the cost of investing directly in a mutual fund and may be higher than other mutual funds that invest directly in stocks and bonds. Mutual funds are also subject management risk because the adviser to the underlying mutual fund may be unsuccessful in meeting the fund’s investment objective and may temporarily pursue strategies which are inconsistent with the Fund’s investment objective.

○	Net Asset Value and Market Price Risk: The market value of ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when shares trade at a premium or discount to net asset value.

○	Strategies Risk: Each Underlying Fund is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, and foreign currency risk, as well as risks associated with fixed income securities and commodities.

Exchange Traded Note (“ETN”) Risk. Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed-income risk.

Financials Sector Risk. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted.

Fixed Income Risk. When a Fund invests in fixed income securities (“U.S. Treasuries”), the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by a Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). Other risk factors include credit risk (the debtor may default). Lowered credit ratings may cause a drop in a fixed income security’s price and are associated with greater risk of default on interest and principal payments. Certain fixed income securities may be paid off early when the issuer can repay the principal prior to a security’s maturity. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. If interest rates rise, repayments of principal on certain fixed income securities may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result, which reduces the Fund’s ability to reinvest at higher rates. These risks could affect the value of a particular investment by a Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Foreign Currency Risk. Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies in which a Fund is long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Foreign Exchanges Risk. A portion of the derivatives trades made by a Fund may take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Foreign Investment Risk. To the extent a Fund invest in foreign securities, the Fund could be subject to greater risks because the Fund’s performance may depend on issues other than the performance of a particular company or U.S. market sector. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees and other costs of investing in foreign securities are generally higher than in the United States. Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations. As a result, the Fund may be exposed to greater risk and will be more dependent on the Sub-Advisor’s ability to assess such risk than if the Fund invested solely in more developed countries.

Foreign Currency Forward Risk. Foreign currency forward contracts are a type of derivative contract whereby a Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These contracts are subject to the risk of political and economic factors applicable to the countries issuing the underlying currencies and may fall in value due to foreign market downswings or foreign currency value fluctuations. Forward foreign currency contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty and subject to counterparty risk. A Fund’s investment or hedging strategies may not achieve their objective. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Derivative contracts ordinarily have leverage inherent in their terms and low margin deposits normally required in trading derivatives permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to a Fund. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify a Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Forwards Risk. Forward contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty and subject to counterparty default risk and liquidity risk. If a counterparty defaults and fails to deliver or settle a forward trade, replacing the transaction may be costly. Liquidity risk exists because no organized secondary market exists to trade or dispose of forward obligations.

Futures Contract Risk. A Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on a Fund. This risk could cause a Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the Advisor’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based. Foreign futures markets may be subject to fewer regulations, fewer investor protections, and may have less liquidity than domestic futures markets.

Geographic Concentration Risk. A Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, a Fund’s net asset value may be more volatile than a more geographically diversified fund.

Growth Stock Risk. “Growth” stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. “Growth” stocks also tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, “growth” stocks tend to be sensitive to changes in their earnings and more volatile in price than the stock market as a whole. In addition, companies that the Advisor or Sub-Advisor believes have significant growth potential are often companies with new, limited or cyclical product lines, markets or financial resources and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

Healthcare Equipment and Supplies Industry Risk. Companies in the healthcare equipment and supplies industry are likely to react similarly to legislative or regulatory changes, adverse market conditions and/or increased competition affecting their market segment. Due to the rapid pace of technological development, there is the risk that the products and services developed by these companies may become rapidly obsolete or have relatively short product cycles. There is also the risk that the products and services offered by these companies will not meet expectations or even reach the marketplace.

Healthcare Facilities and Services Industry Risk. Companies in the healthcare facilities and services industry are likely to react to legislative or regulatory changes, adverse market conditions and/or increased competition affecting their market segment. Due to the rapid pace of technological development, there is the risk that the products and services developed by these companies may become rapidly obsolete or have relatively short product cycles. There is also the risk that the products and services offered by these companies will not meet expectations or even reach the marketplace.

Healthcare Sector Risk. Companies in the healthcare sector, including drug related companies, may be heavily dependent on clinical trials with uncertain outcomes and decisions made by the governments and regulatory authorities. Further, these companies are dependent on patent protection, and the expiration of patents may adversely affect the profitability of the companies. Additionally, the profitability of some healthcare and life sciences companies may be dependent on a relatively limited number of products, and their products can become obsolete due to sector innovation, changes in technologies or other market developments.

Healthcare Technology Industry Risk. Healthcare technology companies face the risk of small or limited markets, changes in business cycles, world economic growth, technological progress, rapid obsolescence, and government regulation. Healthcare technology companies may have limited product lines, markets, financial resources or personnel. Securities of healthcare technology companies, especially smaller, start-up companies, tend to be more volatile than securities of companies that do not rely heavily on technology. Rapid change to technologies that affect a company’s products could have a material adverse effect on such company’s operating results. Healthcare technology companies also rely heavily on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by these companies to protect their proprietary rights will be adequate to prevent the misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies’ technology. Healthcare technology companies typically engage in significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful.

Hedging Risk. Hedging is a strategy in which a Fund uses a security or derivative to reduce the risks associated with other Fund holdings. There can be no assurance that a Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A Fund is not required to use hedging strategies and may choose not to do so.

Household Durables Industry Risk. The household durables industry includes companies involved in the design, production, or distribution of household durables, leisure equipment and goods, textiles, luxury goods or apparel, each of which may be affected by changes in domestic and international economies, consumer confidence, disposable household income and spending, and consumer tastes and preferences. Companies in the household durables industry face intense competition, which may have an adverse effect on their profitability. The success of companies in the household durables industry may be strongly affected by social trends and marketing campaigns. Companies in the household durables industry may be dependent on outside financing, which may be difficult to obtain. Many of these companies are dependent on third party suppliers and distribution systems. Household durables companies may be unable to protect their intellectual property rights or may be liable for infringing the intellectual property rights of others. In addition, goods in the household durables industry may face the risk of rapid obsolescence.

Index Risk. If a Fund or an underlying fund is linked to the performance of an index, it will be subject to the risks associated with changes in that index.

Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.

Industry Concentration Risk. A Fund that concentrates its investments in an industry or group of industries is more vulnerable to adverse market, economic, regulatory, political or other developments affecting such industry or group of industries than a fund that invests its assets more broadly.

Inflation-Indexed Bond Risk. Inflation-indexed bonds are fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation indexed bonds does not adjust according to the rate of inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-indexed bond will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If a Fund invests in such bonds, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be desirable.

Inflation Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Information Technology Sector Risk. Information technology companies face intense competition and potentially rapid product obsolescence.

Infrastructure Sector Risk. Companies in the infrastructure sector are subject to risks that can negatively impact their revenues and viability including, but not limited to, commodity price volatility risk, supply and demand risk, reserve and depletion risk, operations risk, regulatory risk, environmental risk, terrorism risk and the risk of natural disasters.

Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by a Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. For example, if interest rates go up by 1.0%, the price of a 4% coupon bond will decrease by approximately 1.0% for a bond with 1 year to maturity and approximately 4.4% for a bond with 5 years to maturity. Rising interest rates pose a heightened risk to a Fund’s longer-term fixed income securities.

The Federal Reserve increased interest rates in light of inflationary pressures. These inflationary price movements have caused the fixed income securities markets to experience heightened levels of interest rate volatility and liquidity risk. A substantial increase in interest rates could have a material adverse effect on the performance of a Fund.

Interest Rate Risk (for Floating Rate Loans). Changes in short-term market interest rates will directly affect the yield on the shares of a Fund whose investments are normally invested in floating rate debt. If short-term market interest rates fall, the yield on a Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in a Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. In addition, to the extent that the interest rate spreads on floating rate debt in a Fund’s portfolio experience a general decline, the yield on a Fund’s shares will fall and the value of the Fund’s assets may decrease, which will cause the Fund’s net asset value to decrease. With respect to a Fund’s investments in fixed rate instruments, a rise in interest rates generally causes values to fall. The values of fixed rate securities with longer maturities or duration are more sensitive to changes in interest rates.

Inverse ETF Risk. Investing in inverse ETFs may result in increased volatility due to the Funds’ possible use of short sales of securities and derivatives such as options and futures. The use of leverage by an ETF increases risk to a Fund. The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. During periods of increased volatility, inverse ETFs may not perform in the manner they are designed.

Investment Style Risk. The particular type of investments in which a Fund focuses (such as large-capitalization stocks or growth stocks) may underperform other asset classes or the overall market. Individual market segments such as the large-cap, mid-cap and small-cap U.S. equity market segments tend to go through cycles of performing better or worse than other types of securities. These periods may last as long as several years. Additionally, a particular market segment could fall out of favor with investors, causing the Fund that focuses on that market segment to underperform those that favor other kinds of securities.

IPO Risk. A Fund may invest in IPOs at the time of the initial offering and in post-IPO trading. The stocks of such companies are unseasoned equities lacking a trading history, a track record of reporting to investors and widely available research coverage. IPOs are thus often subject to extreme price volatility and speculative trading. These stocks may have above-average price appreciation in connection with the initial public offering prior to inclusion in a Fund. The price of stocks included in a Fund may not continue to appreciate. In addition, IPOs share similar liquidity risks as private equity and venture capital. Such liquidity risks exist when particular investments of a Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. The free float shares held by the public in an IPO are typically a small percentage of the market capitalization. The ownership of many IPOs often includes large holdings by venture capital and private equity investors who seek to sell their shares in the public market in the months following an IPO when shares restricted by lock-up are released, causing greater volatility and possible downward pressure during the time that locked-up shares are released.

Issuer Specific Risk. The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. The value of each underlying pool will be dependent on the success of the strategies used by its manager or managers. Certain managers may be dependent upon a single individual or small group of individuals, the loss of which could adversely affect their success.

Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the bond may decrease, and the Fund’s share price may decrease and its income distribution may be reduced. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds (liquidity risk). Such securities may also include “Rule 144A” investments, which are subject to resale restrictions. The lack of a liquid market for these bonds could decrease a Fund’s share price.

Large Capitalization Stock Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Legislative Risk. Legislative changes can adversely affect the value of a Fund’s portfolio. Legal, tax and other regulatory changes can be expected to occur over time that may adversely affect the Fund. The regulatory environment with respect to investment funds and their managers is evolving, and changes in regulations that affect investment funds and asset managers may result in an adverse effect on the value of the investments made by a Fund and on the ability of the Fund to pursue its investment objectives. In addition, the securities and futures markets are subject to comprehensive statutes and regulations and the authority of the SEC and CFTC with regard to such matters was greatly augmented by the Dodd-Frank Act. Securities and commodities regulators in the United States and elsewhere and self-regulatory organizations are authorized to take extraordinary actions in times of market crisis and this could have an adverse effect on a Fund. The U.S. Congress and the governing bodies of non-U.S. jurisdiction may periodically consider certain legislation impacting greater regulation of the private investment fund industry, such as certain changes under the Dodd-Frank Act that the SEC is in the process of implementing with regard to the registration of, or reporting by, investment advisers. It is impossible to predict what, if any, changes in the regulations applicable to a Fund, the Advisor or Sub-Advisors, the markets in which they trade and invest, or the counterparties with which they do business may be instituted in the future. Any such regulation could have a material adverse effect on a Fund’s performance. In addition, there is a risk that there could be changes in legislation at the federal or state level which could affect the ability of states and municipal issuers to declare bankruptcy. Currently, there are statutory prohibitions in numerous jurisdictions against such occurrence and even in the absence of express prohibition there are significant legal and practical restrictions on such an option. However, there is increasing discussion of changing the law in this area. Any such change in law, or even the specter of the possibility of such change in law, could have an adverse effect on the municipal bond market as a whole and a Fund in particular.

Leverage Risk. A Fund may use actual and economic leverage. Using derivatives like futures to increase a Fund’s combined long and short exposure creates leverage, which can magnify a Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on a Fund’s share price. The purchase of closed end funds could also add leverage as many of these funds have embedded leverage. Inverse floaters also can be used to add leverage, as would borrowings. A Fund’s use of a line of credit is direct leverage. The embedded borrowing of municipal closed-end funds is indirect, or embedded, leverage. Inverse floaters and the futures and swaps used in the overlay strategy is economic leverage. The use of leverage exposes a Fund to additional levels of risk including (i) greater losses from positions than would otherwise have been the case had the Fund not borrowed to take the positions, (ii) margin calls or changes in margin requirements on the municipal bonds or the futures contracts or credit default swaps used by the overlay may force premature liquidations of positions and (iii) losses on positions where the positions fail to earn a return that equals or exceeds the Fund’s cost of leverage related to such positions. In case of a sudden, precipitous drop in value of a Fund’s assets, the Fund might not be able to liquidate assets quickly enough to repay its borrowings, further magnifying the losses incurred by the Fund.

The use of leverage by a Fund, such as borrowing money to purchase securities or the use of derivatives, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses.

Leveraged ETF Risk. Investing in leveraged ETFs will amplify a Fund’s gains and losses. Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.

Life Sciences Sector Risk. Companies in the life sciences sector, including drug related companies, may be heavily dependent on clinical trials with uncertain outcomes and decisions made by the governments and regulatory authorities. Further, these companies are dependent on patent protection, and the expiration of patents may adversely affect the profitability of the companies. Additionally, the profitability of some healthcare and life sciences companies may be dependent on a relatively limited number of products, and their products can become obsolete due to sector innovation, changes in technologies or other market developments.

Life Sciences Tools and Services Industry Risk. Life sciences companies, including drug related companies, may be heavily dependent on clinical trials with uncertain outcomes and decisions made by the governments and regulatory authorities. Further, these companies are dependent on patent protection, and the expiration of patents may adversely affect the profitability of the companies. Additionally, the profitability of some healthcare and life sciences companies may be dependent on a relatively limited number of products, and their products can become obsolete due to innovation, changes in technologies or other market developments.

Limited History of Operations Risk. A Fund may have a limited history of operations for investors to evaluate. Due to such Fund’s small asset size, certain of the Fund’s expenses and its portfolio transaction costs may be higher than those of a fund with a larger asset size. There can be no assurance that the Fund will grow to an economically viable size, in which case the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at a loss.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. Although most of a Fund’s securities must be liquid at the time of investment, a Fund may purchase illiquid investments and securities may become illiquid after purchase by the Fund, particularly during periods of market turmoil. When a Fund holds illiquid investments, the Fund’s investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemptions or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on investments in illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.

Litigation Risk. A Fund may be named in a lawsuit despite no wrongdoing by the Fund, its Advisor or Sub-Advisor or any other service provider to the Fund. The defense of a lawsuit may detrimentally impact the Fund and its shareholders, including incurring legal defense cost, regulatory costs and increased insurance premiums.

Loan Risk. Investments in bank loans may subject a Fund to heightened credit risks because such loans tend to be highly leveraged and potentially more susceptible to the risks of interest deferral, default and/or bankruptcy. Senior floating rate loans are often rated below investment grade, but may also be unrated. The risks associated with these loans can be similar to the risks of below investment grade fixed income instruments. An economic downturn would generally lead to a higher non-payment rate, and a senior floating rate loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a senior floating rate loan may decline in value or become illiquid, which would adversely affect the loan’s value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in loans may have uncertain settlement time periods. Senior floating rate loans are subject to a number of risks described elsewhere in this Prospectus, including liquidity risk and the risk of investing in below-investment grade fixed income instruments.

Machinery and Electrical Equipment Industry Risk. The machinery and electrical equipment industries can be significantly affected by general economic trends, including employment, economic growth, and interest rates; changes in consumer sentiment and spending; overall capital spending levels, which are influenced by an individual company’s profitability and broader factors such as interest rates and foreign competition; commodity prices; technical obsolescence; labor relations legislation; government regulation and spending; import controls; and worldwide competition. Companies in these industries also can be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Management Risk. The Advisor’s and/or Sub-Advisor’s reliance on its strategy and its judgments about the value and potential appreciation securities in which a Fund invests may prove to be incorrect, including the tactical allocation of the Fund’s portfolio among its investments. The ability of a Fund to meet its investment objective is directly related to the Advisor’s and/or Sub-Advisor’s proprietary investment process. The Advisor’s and/or Sub-Advisor’s assessment of the relative value of securities, their attractiveness and potential appreciation of particular investments in which a Fund invests may prove to be incorrect and there is no guarantee that the Advisor’s and/or Sub-Advisor’s investment strategy will produce the desired results.

Manufacturing Sector Risk. Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations

Market Risk. Overall market risks may also affect the value of the Funds. The market values of securities or other investments owned by the Funds will go up or down, sometimes rapidly or unpredictably. Factors such as economic growth and market conditions, interest rate levels, exchange rates and political events affect the securities markets. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. Unexpected local, regional or global events and their aftermath, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; climate change and climate-related events; the spread of infectious illnesses or other public health issues; recessions and depressions; or other tragedies, catastrophes and events could have a significant impact on each Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. Such events can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. In times of severe market disruptions, you could lose your entire investment.

COVID-19 adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of these effects cannot be determined with certainty.

Market Price Variance Risk. A Fund bears the risk that the market price that it pays for an inverse ETF will not be equal to the ETF’s true value.

Market Volatility-Linked ETFs Risk. ETFs that are linked to market volatility have the risks associated with investing in futures. An ETF’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on a Fund. This risk could cause the ETF to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the advisor’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

Media Sector Risk. Companies engaged in design, production or distribution of goods or services for the media industry may become obsolete quickly. Media companies are subject to risks which include cyclicality of revenues and earnings, a decrease in the discretionary income of targeted individuals, changing consumer tastes and interests, competition in the industry and the potential for increased government regulation.

Medical Equipment and Devices Industry Risk. Many companies in the medical equipment and devices industry are affected by the expiration of patents, litigation based on product liability, industry competition, product obsolescence and regulatory approvals, among other factors.

Medium (Mid) Capitalization Stock Risk. To the extent a Fund invests in the stocks of mid-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. These companies may experience higher failure rates than larger companies. Mid-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Mid-sized companies may also have limited markets, product lines or financial resources and may lack management experience.

Metals and Mining Industry Risk. Metals and mining companies can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, and tax and other government regulations. Investments in metals and mining companies may be speculative and may be subject to greater price volatility than investments in other types of companies. Risks of metals and mining investments include: changes in international monetary policies or economic and political conditions that can affect the supply of precious metals and consequently the value of metals and mining company investments; the United States or foreign governments may pass laws or regulations limiting metals investments for strategic or other policy reasons; and increased environmental or labor costs may depress the value of metals and mining investments.

Micro Capitalization Risk. Micro capitalization companies may be newly formed or have limited product lines, distribution channels and financial and managerial resources. The risks associated with those investments are generally greater than those associated with investments in the securities of larger, more established companies. This may cause a Fund’s net asset value to be more volatile when compared to investment companies that focus only on large capitalization companies.

Generally, securities of micro capitalization companies are more likely to experience sharper swings in market value, less liquid markets in which it may be more difficult for the Advisor and/or Sub-Advisor to sell at times and at prices that the Advisor and/or Sub-Advisor believes appropriate and generally are more volatile than those of larger companies. Compared to large companies, micro capitalization companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories. Further, the equity securities of micro capitalization companies are often traded over-the-counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, a Fund may be required to dispose of these securities over a larger period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

MLP and MLP-Related Securities Risk. Investments in MLPs and MLP-related securities involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks (which could occur if the MLP raises capital and then invests it in projects whose return fails to exceed the cost of capital raised) and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. During periods of rising interest rates, the use of MLPs or MLP-related securities could hinder the overall performance of a Fund.

○	MLP Tax Risk: MLPs, typically, do not pay U.S. federal income tax at the partnership level. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income, as compared to an MLP that is not taxed as a corporation.

Model and Data Risk. Like all quantitative analysis, the investment models utilized by a Sub-Advisor carry the risk that the ranking system, valuation results and predictions might be based on one or more incorrect assumptions, insufficient historical data, inadequate design, or may not be suitable for the purpose intended. In addition, models may not perform as intended for many reasons including errors, omissions, imperfections or malfunctions. Because the use of models is usually based on data supplied by third parties, the success of a Sub-Advisor’s use of such models is dependent on the accuracy and reliability of the supplied data. Historical data inputs may be subject to revision or corrections, which may diminish data reliability and quality of predictive results. Changing and unforeseen market dynamics could also lead to a decrease in the short-term or long-term effectiveness of a model. Models may lose their predictive validity and incorrectly forecast future market behavior and asset prices, leading to potential losses. No assurance can be given that a model will be successful under all or any market conditions.

Municipal Market Risk. The municipal market is a fragmented market that is very technically driven. There can be regional variations in economic conditions or supply-demand fundamentals. Municipals essentially cannot be shorted or be the subject of standard repurchase agreements, and any interest or other expenses incurred for their purchase cannot be deducted for U.S. federal income tax purposes. What is issued by municipalities must be held by beneficial owners for their interest to be treated as tax-exempt in the U.S. The municipal market is also still predominantly a retail buyer-driven market which impacts supply-demand fundamentals for the market. This is particularly evident with fund flows into mutual funds which in the past have been very sensitive to “headline” risk. For these reasons, it is subject to very different supply-demand fundamentals than those of the securities underlying the futures used in the overlay’s interest rate strategy. Public information in the municipal market is also less available than in other markets, increasing the difficulty of evaluating and valuing securities. Some bonds in the municipal market are insured by private companies. Changes in market conditions affecting the bonds insured, the availability of capacity of such private insurance companies to insure, or the downgrade or insolvency of any or all of such insurers could have a negative impact on the municipal market and a Fund’s performance.

A Sub-Advisor will rely on the issuer’s counsel’s tax opinions on the exemption of a security’s interest income from federal taxation. At times, the tax-exempt nature of a municipal bond’s interest income is challenged or denied by the Internal Revenue Service. Were this to occur for a security held by a Fund, there could be a significant loss of value in that security.

Municipal Securities Risk. The value of municipal bonds that depend on a specific revenue source or general revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source(s) or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source(s). In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal bonds. There is no guarantee that a municipality will pay interest or repay principal. In addition, the ability of an issuer to make payments or repay interest may be affected by litigation or bankruptcy. In the event of such an issuer’s bankruptcy, a Fund could experience delays in collecting principal and interest, and may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, a debt holder may, in some instances, take possession of, and manage, the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from a Fund’s ownership or operation of such assets may not be tax-exempt. Municipal bonds are generally subject to interest rate, credit and market risk.

Because many municipal bonds are issued to finance similar projects (such as those relating to education, health care, housing, transportation, and utilities), conditions in those sectors may affect the overall municipal securities market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. Municipal bonds backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the supporting taxation or the inability to collect revenues for the specific project or specific assets. Municipal bonds are subject to the risk that the Internal Revenue Service (the “IRS”) may determine that an issuer has not complied with applicable tax requirements and that interest from the municipal bond is taxable, which may result in a 20 significant decline in the value of the security. Municipal bonds may be less liquid than taxable bonds and there may be less publicly available information on the financial condition of municipal bond issuers than for issuers of other securities, and the investment performance of a Fund may, therefore, be more dependent on the analytical abilities of a Sub-Advisor than if the Fund held other types of investments. The secondary market for municipal bonds also tends to be less well-developed or liquid than many other securities markets, a by-product of lower capital commitments to the asset class by the dealer community, which may adversely affect the Fund’s ability to sell municipal bonds at attractive prices or value municipal bonds.

New Sub-Advisor Risk. Mutual funds and their advisors are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the management of other types of individual and institutional accounts. Investors may not have a long-term track record of managing a mutual fund from which to judge a Sub-Advisor and the Sub-Advisor may not achieve the intended result in managing the Fund.

Non-diversification Risk. If a Fund is non-diversified, it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolios may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Options Risk. There are risks associated with a Fund’s options strategy. Generally, options may not be an effective hedge because they may have imperfect correlation to the value of a Fund’s portfolio securities. Additionally, the underlying reference instrument on which the option is based may have imperfect correlation to the value of a Fund’s portfolio securities. As the buyer of a call option, a Fund risks losing the entire premium invested in the option if the underlying reference instrument does not rise above the strike price, which means the option will expire worthless. As the buyer of a put option, a Fund risks losing the entire premium invested in the option if the underlying reference instrument does not fall below the strike price, which means the option will expire worthless. Additionally, purchased options may decline in value due to changes in price of the underlying reference instrument, passage of time and changes in volatility. As a seller (writer) of a put option, a Fund will lose money if the value of the underlying reference instrument falls below the strike price. As a seller (writer) of a call option, a Fund will lose money if the value of the underlying reference instrument rises above the strike price. A Fund’s losses are potentially large in a written put transaction and potentially unlimited in a written call transaction. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account.

In general, option prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading options involves risks different from, or possibly greater than, the risks associated with investing directly in securities including:

○	Leverage and Volatility Risk: Option contracts ordinarily have leverage inherent in their terms. The low initial investment normally required in trading options permits a high degree of leverage. Accordingly, a relatively small price movement in the underlying reference instrument may result in an immediate and substantial loss. The use of options leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral requirements. The use of options can amplify the effects of market volatility on a Fund’s share price.

○	Liquidity Risk: Although it is anticipated that the options traded will be actively traded, it is possible that particular options might be difficult to purchase or sell, possibly preventing a Fund from executing positions at an advantageous time or price, or possibly requiring it to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

○	Tracking Risk: Options may not be perfect substitutes for the securities or other underlying reference instrument they are intended to track or hedge. Factors such as differences in supply and demand for certain options may cause their returns to deviate from the Advisor’s or Sub-Advisor’s expectations. Consequently, option returns may not be highly correlated to the securities they are intended to hedge.

○	Sub-strategy Risk: Certain hedging strategies know as spreads or straddles expose a Fund to the risk that these sub-strategies may not perform as expected. In a spread transaction a Fund will invest in a combination of long and sold (written) positions on an option on an underlying reference instrument but with, for example, different strike prices. The long option may underperform while the sold option increases in price more than the Advisor or Sub-Advisor expects. In a straddle transaction a Fund will invest in long puts and calls or sell puts and calls on an underlying reference instrument. Long straddle options may expire worthless. Short straddle options expose a Fund to potentially large losses on sold puts and potentially unlimited losses on sold calls.

Options Market Risk. Markets for options and options on futures may not always operate on a fair and orderly basis. At times, prices for options and options on futures may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The dysfunction and manipulation of volatility and options markets may make it difficult for the fund to effectively implement its investment strategy and achieve its objectives and could potentially lead to significant losses.

Over-the-Counter (“OTC”) Trading Risk. Certain of the derivatives in which a Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, a Fund is subject to counterparty credit risk with respect to such derivative contracts.

Overlay Risk. The overlay is expected to help mitigate interest rate and credit spread risks. Generally, hedging is a strategy in which a Fund uses a derivative or other type of security to offset the risks associated with other Fund holdings. There can be no assurance that the Fund’s implementation of an interest rate and credit spread overlay strategy will reduce overall risk or mitigate changes in value of the municipal securities. In addition, the overlay strategy may increase overall interest rate risk or credit risk in certain markets, increasing the volatility of the Fund. The overlay strategy is not required to hedge interest rate or credit spread risk and may not do so in certain market environments.

Preferred Stock Risk. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move more slowly upwards than common stock prices. In an issuer bankruptcy, preferred stockholders are subordinate to the claims of debtholders and may receive little or no recovery.

Prepayment and Extension Risk. A Fund may invest in debt securities that may be paid off early when the issuer of a debt security can repay the principal prior to a security’s maturity. If interest rates fall, a Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Privately Held Companies Risk. Privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Advisor or Sub-Advisor may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which a Fund invests. Investments in privately held companies may be illiquid and difficult to value.

Real Estate and REIT Risk. The Funds are subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects. Investing in REITs involves certain unique risks in addition to those associated with the real estate sector generally. REITs whose underlying properties are concentrated in a particular industry or region are also subject to risks affecting such industries and regions. REITs (especially mortgage REITs) are also subject to interest rate risks. By investing in REITs through a Fund, a shareholder will bear expenses of the REITs in addition to Fund expenses. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity.

Regulatory Risk. Regulatory authorities in the United States or other countries may adopt rules that restrict the ability of a Fund to fully implement its strategy, either generally, or with respect to certain securities, industries or countries, which may impact a Fund’s ability to fully implement its investment strategies. Regulators may interpret rules differently than a Fund or the mutual fund industry generally, and disputes over such interpretations can increase in legal expenses incurred by a Fund.

Repurchase and Reverse Repurchase Agreements Risk. A Fund may enter into repurchase agreements in which it purchases a security (known as the “underlying security”) from a securities dealer or bank. In the event of a bankruptcy or other default by the seller of are purchase agreement, a Fund could experience delays in liquidating the underlying security and losses in the event of a decline in the value of the underlying security while a Fund is seeking to enforce its rights under the repurchase agreement. Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment, and involve the risk that (i) the other party may fail to return the securities in a timely manner, or at all, and (ii) the market value of assets that are required to be repurchased decline below the purchase price of the asset that has to be sold, resulting in losses to the Fund.

Restricted Securities Risk. A Fund may hold securities that are restricted as to resale under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent the Fund from disposing of them promptly at reasonable prices or at all. A Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

Risk Management Risk. The measures that the Advisor, Sub-Advisor or portfolio manager(s) use to monitor and manage the risks of a Fund may not accomplish the intended results and a Fund may experience losses significantly greater than expected.

Robotics and Automation Companies Risk. A Fund that invests primarily in the equity securities of robotics and automation companies is particularly sensitive to risks to those types of companies. These risks include, but are not limited to, small or limited markets for such securities, changes in business cycles, world economic growth, technological progress, rapid obsolescence, and government regulation. Securities of robotics and automation companies, especially smaller, start-up companies, tend to be more volatile than securities of companies that do not rely heavily on technology. Rapid change to technologies that affect a company’s products could have a material adverse effect on such company’s operating results. Robotics and automation companies may rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by these companies to protect their proprietary rights will be adequate to prevent the misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies’ technology.

Sector Exposure Risk. Sector exposure risk is the possibility that securities within the same sector will decline in price due to sector-specific market or economic developments. If a Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.

○	Communications Sector Risk: Companies in the communications sector are subject to the risk that they will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition.

○	Energy Sector Risk: Companies in the energy sector may be adversely affected by the regulation of various product components and production methods, marketing campaigns and other factors affecting consumer demand.

○	Healthcare Sector Risk: The healthcare sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Healthcare companies are subject to competitive forces that may result in price discounting.

○	Information Technology Sector Risk: Information technology companies face intense competition and potentially rapid product obsolescence.

○	Infrastructure Sector Risk: Companies in the infrastructure sector are subject to risks that can negatively impact their revenues and viability including, but not limited to, commodity price volatility risk, supply and demand risk, reserve and depletion risk, operations risk, regulatory risk, environmental risk, terrorism risk and the risk of natural disasters.

○	Manufacturing Sector Risk: Companies focused on manufacturing activities may be adversely affected by changes in government regulation, world events and economic conditions. In addition, these companies are at risk for environmental damage claims. Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations.

○	Media Sector Risk: Companies engaged in design, production or distribution of goods or services for the media industry may become obsolete quickly. Media companies are subject to risks which include cyclicality of revenues and earnings, a decrease in the discretionary income of targeted individuals, changing consumer tastes and interests, competition in the industry and the potential for increased government regulation. Media companies’ revenues are dependent in large part on advertising spending. A weakening general economy or shift from online to other forms of advertising may lead to a reduction in discretionary spending on online advertising.

○	Transportation Sector Risk: Companies in the transportation sector can be significantly affected by changes in the economy, fuel prices, labor relations, technology developments, exchange rates, insurance costs, industry competition and government regulation.

Security Risk. The value of a Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. The net asset value of a Fund will fluctuate based on changes in the value of the securities in which the Fund invests. A Fund may invest in securities that may be more volatile and carry more risk than some other forms of investment. The price of securities may rise or fall because of economic or political changes. Security prices in general may decline over short or even extended periods of time. Market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses, lack of earnings, failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

Semiconductor and Semiconductor Equipment Industry Risk. Semiconductor companies face intense competition, both domestically and internationally, and such competition may have an adverse effect on profit margins. Semiconductor companies may have limited product lines, markets, financial resources or personnel. The products of semiconductor companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Capital equipment expenditures could be substantial, and equipment generally suffers from rapid obsolescence. Companies in the semiconductor industry are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights would adversely affect the profitability of these companies.

Short Selling Risk. A Fund’s use of short positions to eliminate or reduce risk exposure in the Fund’s long positions may not be successful and the Fund may lose money on its long positions. An increase in the value of a security over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Advisor or Sub-Advisor will be able to close out the position at any particular time or at an acceptable price. The loss from a short position is potentially unlimited. A Fund’s use of short sales will likely result in the creation of leverage in the Fund.

A Fund may have substantial short security positions and must borrow those securities to make delivery to the buyer. A Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, a Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons.

A Fund also may be required to pay a commission and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the commission, dividends, interest or expenses a Fund may be required to pay in connection with the short sale.

Until a Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund’s short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. A Fund’s ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances the Fund may not be able to substitute or sell the pledged collateral. Additionally, a Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the short sale obligations. This may limit a Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Smaller Capitalization Stock Risk. Smaller-sized companies may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and companies may have limited markets, product lines or financial resources and lack management experience.

Small and Mid Capitalization Company Risk. To the extent a Fund invests in the stocks of small and mid-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. These companies may experience higher failure rates than larger companies. Small and mid-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Small and mid-sized companies may also have limited markets, product lines or financial resources and may lack management experience.

Software Industry Risk. Software companies can be significantly affected by competitive pressures, aggressive pricing, technological developments, changing domestic demand, the ability to attract and retain skilled employees and availability and price of components. The market for products produced by software companies is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of software companies depends in substantial part on the timely and successful introduction of new products and the ability to service such products. An unexpected change in one or more of the technologies affecting an issuer’s products or in the market for products based on a particular technology could have a material adverse effect on a participant’s operating results. Many software companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by software companies to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies’ technology.

Sovereign Debt Risk. Sovereign debt securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Securities issued by certain governmental entities may be lower rated securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and lead to liquidity risk. These risks are magnified to the extent that a Fund concentrates its investments in the sovereign debt of a single country. The market prices of sovereign debt, and a Fund’s net asset value, may be more volatile than prices of U.S. debt obligations.

Structured Note Risk. A Fund may seek investment exposure to sectors through structured notes that may be exchange traded or may trade in the over-the-counter market. These notes are typically issued by banks or brokerage firms, and have interest and/or principal payments which are linked to changes in the price level of certain assets or to the price performance of certain indices. The value of a structured note will be influenced by time to maturity, level of supply and demand for this type of note, interest rate and market volatility, changes in the issuer’s credit quality rating, and economic, legal, political, events that affect the industry, and adverse changes in the index or reference asset to which payments are linked. In addition, there may be a lag between a change in the value of the underlying reference asset and the value of the structured note. Structured notes may also be subject to issuer default risk. A Fund is also exposed to increased transaction costs when it seeks to sell such notes in the secondary market.

Sub-Prime Mortgage Risk. Lower-quality notes, such as those considered “sub-prime” are more likely to default than those considered “prime” by a rating evaluation agency or service provider. An economic downturn or period of rising interest rates could adversely affect the market for sub-prime notes and reduce a Fund’s ability to sell these securities. The lack of a liquid market for these securities could decrease a Fund’s share price. Additionally, borrowers may seek bankruptcy protection which would delay resolution of security holder claims and may eliminate or materially reduce liquidity.

Swaps Risk. A Fund’s use of total return swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to a Fund. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leveraged derivatives can magnify a Fund’s potential for loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Taxation Risk. If a Fund invests in commodities indirectly through a subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. A subsidiary is classified as a controlled foreign corporation for US tax purposes. Typically any gains/losses from trading in Section 1256 futures contracts, such as exchange-traded commodity futures contracts, are taxed as 60% long term capital gains/losses and 40% short term capital gains/losses. However, because a subsidiary is a controlled foreign corporation, any income received from its investments will be passed through to a Fund as ordinary income and reflected on shareholder’s tax Form 1099s as such.

Tax Reform Risk on Municipals. Municipal bonds are appealing to many investors, both retail and institutional, due to the federal (and state) tax preference on their interest income. Changes to the tax code could change the desirability and value of municipal bonds versus alternatives and hence the value of the bonds in a Fund’s portfolio. Of particular concern would be large changes in marginal income tax rates or the elimination of the tax preference for municipal interest income versus currently taxable interest income. Also, the failure or possible failure of such debt issuances to qualify for tax-exempt treatment in the U.S. may cause the prices of such municipal securities to decline, possibly adversely affecting the value of a Fund’s portfolio.

Technology Hardware, Storage and Peripherals Industry Risk. Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Technology companies are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Technology Sector Risk. Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Tender Option Bonds Risk. A Fund’s participation in tender option bond (TOB) transactions may reduce the Fund’s returns and/or increase volatility. Investments in TOB transactions expose the Fund to counterparty risk and leverage risk. An investment in a TOB transaction typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on TOB residuals will bear an inverse relationship to short-term municipal security interest rates. Distributions on TOB residuals paid to the Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. TOB residuals generally will underperform the market for fixed rate municipal securities in a rising interest rate environment. The Fund may invest in TOB trusts on either a non-recourse or recourse basis. If the Fund invests in a TOB trust on a recourse basis, it could suffer losses in excess of the value of its TOB residuals.

Tracking Risk of ETFs. The ETFs in which a Fund may invest will not be able to replicate exactly the performance of the indices or sector they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which a Fund may invest will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices.

Transportation Sector Risk. Companies in the transportation sector can be significantly affected by changes in the economy, fuel prices, labor relations, technology developments, exchange rates, insurance costs, industry competition and government regulation

Turnover Risk. A Fund may have a high turnover of the securities held in its portfolio. Increased portfolio turnover causes a Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

U.S. Agency Securities Risk. A Fund may invest in U.S. government or agency obligations. Securities issued or guaranteed by federal agencies and U.S. government sponsored entities may or may not be backed by the full faith and credit of the U.S. government. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. A Fund may be subject to such risk to the extent it invests in securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises.

Utilities Sector Risk. Deregulation may subject utility companies to greater competition and may adversely affect their profitability. As deregulation allows utility companies to diversify outside of their original geographic regions and their traditional lines of business, utility companies may engage in riskier ventures. In addition, deregulation may eliminate restrictions on the profits of certain utility companies, but may also subject these companies to greater risk of loss. Companies in the utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, or financing large construction projects during periods of inflation or unsettled capital markets; face restrictions on operations and increased cost and delays attributable to environmental considerations and regulation; find that existing plants, equipment or products have been rendered obsolete by technological innovations; or be subject to increased costs because of the scarcity of certain fuels or the effects of man-made or natural disasters. Existing and future regulations or legislation may make it difficult for utility companies to operate profitably. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. There is no assurance that regulatory authorities will grant rate increases in the future, or that such increases will be adequate to permit the payment of dividends on stocks issued by a utility company. Energy conservation and changes in climate policy may also have a significant adverse impact on the revenues and expenses of utility companies.

Volatility Risk. Significant short-term price movements could adversely impact the performance of a Fund. Market conditions in which significant price movements develop, but then repeatedly reverse, could cause substantial losses due to prices moving against a Fund’s long or short positions (which are based on prior trends). The performance of a Fund is based in part on the prices of one or more of the VIX Futures or other volatility products in which the Fund invests. Each of the equity securities held by a Fund and the volatility products are affected by a variety of factors and may change unpredictably, affecting the value of such equity securities and volatility products and, consequently, the value and the market price of the Fund’s shares.’

Volatility ETN Risk. ETNs that are linked to market volatility are subject to default risk of the issuer; may not provide an effective hedge as historical correlation trends between the reference volatility index or measure and other asset classes may not continue or may reverse, limiting or eliminating any potential hedging effect; may become mispriced or improperly valued when compared to expectations and may not produce the desired investment results; may have tracking risk if the ETN does not move in step with its reference index; and may become illiquid.

Wholly-Owned Subsidiary Risk: A Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which a Fund and Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. Your cost of investing in a Fund may be higher because you indirectly bear the expenses of a Subsidiary. Shareholders of a Fund will indirectly be subject to the principal risks of the Subsidiary by virtue of the Fund’s investment in the Subsidiary. A Fund and Subsidiary are “commodity pools” under the U.S. Commodity Exchange Act, and the Advisor is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to a Fund and Subsidiary and subject each to CFTC penalties if reporting was found to be deficient.

Portfolio Holdings Disclosure Policies

A description of the Funds’ policies regarding disclosure of the securities in the Funds’ portfolios is found in the SAI.

Cybersecurity

The computer systems, networks and devices used by the Funds and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Funds and their service providers, systems, networks, or devices potentially can be breached. The Funds and their shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Funds’ business operations, potentially resulting in financial losses; interference with the Funds’ ability to calculate their net asset value; impediments to trading; the inability of the Funds, the Advisor, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Funds invest; counterparties with which the Funds engage in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Funds’ shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

HOW TO BUY SHARES

Purchasing Shares

You may buy shares on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (“NYSE”) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Juneteenth, Labor Day, Thanksgiving and Christmas Day.

Each Fund calculates its net asset value (“NAV”) per share as of the close of regular trading on the NYSE every day the NYSE is open. The NYSE normally closes at 4:00 p.m. Eastern Time (“ET”). Each Fund’s NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent.

All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before 4:00 p.m. ET will be processed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

●      the name of the Fund and share class

●      the dollar amount of shares to be purchased

●      a completed purchase application or investment stub

●      check payable to the applicable Fund

Sales Charge Waivers and Reductions Available Through Certain Financial Intermediaries

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Intermediaries may impose different sales charges other than those listed below for Class A shares and may have different policies and procedures regarding the availability of sales load and waivers or reductions. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers”. Appendix A is incorporated by reference into (or legally considered part of) this prospectus.

In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these reductions or waivers.

Multiple Classes

Each Fund offers Class A, Class C and Class I shares for sale. Each Class of shares has a different distribution arrangement and expenses to provide for different investment needs. This allows you to choose the class of shares most suitable for you depending on the amount and length of investment and other relevant factors. Sales personnel may receive different compensation for selling each class of shares. Each class of shares represents an interest in the same portfolio of investments in a Fund. Not all share classes may be available in all states.

Class A Shares

You can buy Class A shares at the public offering price, which is the NAV plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described below. The up-front sales charge also does not apply to Class A shares acquired through reinvestment of dividends and capital gains distributions. Intermediaries may impose different sales charges other than those listed below for Class A shares and may have different policies and procedures regarding the availability of sales load and waivers or reductions. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers”. Class A shares are subject to a 12b-1 fee of 0.25% which is lower than the 12b-1 fee for Class C shares of 1.00%.

The up-front Class A sales charge and the commissions paid to dealers for the AlphaCentric Premium Opportunity Fund, AlphaCentric LifeSci Healthcare Fund, AlphaCentric Robotics and Automation Fund, and AlphaCentric Symmetry Strategy Fund are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	4.00%	4.17%	3.25%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.50%	2.56%	2.00%
$1,000,000 and above (1)	0.00%	0.00%	0.00%(2)

The up-front Class A sales charge and the commissions paid to dealers for the AlphaCentric Income Opportunities Fund and the AlphaCentric Strategic Income Fund are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	4.25%	4.44%	3.50%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.50%
$1,000,000 and above (1)	0.00%	0.00%	0.00%(2)

(1)	In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within eighteen months of purchase. As explained below, the CDSC for these Class A shares is based on the NAV at the time of purchase. The holding period for the CDSC begins on the day you buy your shares. Some intermediaries may waive the CDSC under certain circumstances. Please refer to Appendix A for more information.

(2)	The Advisor may pay a commission out of its own resources to broker-dealers who initiate and are responsible for the purchase of shares of $1 million or more in accordance with the following schedule: 1.00% of Class A shares purchases of $1,000,000 to $4,999,999; 0.50% of Class A shares purchases of $5,000,000 to $9,999,999; and 0.25% of Class A shares purchases of $10,000,000 and over.

How to Reduce Your Sales Charge

The Funds offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares.

Class A Sales Charge Reductions

Reduced sales charges are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances.

Letter of Intent: An investor may qualify for a reduced sales charge immediately by stating his or her intention to invest in one or more of the funds in the AlphaCentric Family of Funds, during a 13-month period, an amount that would qualify for a reduced sales charge and by signing a Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. However, if an investor does not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when you sell your shares, if earlier), the additional shares that were purchased due to the reduced sales charge credit the investor received will be liquidated to pay the additional sales charge owed.

Rights of Accumulation: You may add the current value of all of your existing AlphaCentric Fund shares to determine the front-end sales charge to be applied to your current Class A purchase. Only balances currently held entirely at the Funds or, if held in an account through a financial services firm, at the same firm through whom you are making your current purchase, will be eligible to be added to your current purchase for purposes of determining your Class A sales charge. You may include the value of AlphaCentric Fund investments held by the members of your immediate family, including the value of Fund investments held by you or them in individual retirement plans, such as individual retirement accounts, or IRAs, provided such balances are also currently held entirely at the Funds or, if held in an account through a financial services firm, at the same financial services firm through whom you are making your current purchase. The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s NAV. If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current purchase broker-dealer.

Class A Sales Charge Waivers: The Funds may sell Class A shares at NAV (i.e. without the investor paying any initial sales charge) to certain categories of investors, including: (1) investment advisory clients or investors referred by the Advisor or its affiliates; (2) officers and present or former Trustees; directors and employees of selected dealers or agents; the spouse, sibling, parent or child (collectively “relatives”) of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Funds); (3) the Advisor or its affiliates and certain employee benefit plans for employees of the Advisor; (4) fee-based financial planners and registered investment advisors who are purchasing on behalf of their clients, where there is an agreement in place with respect to such purchases; (5) registered representatives of broker-dealers who have entered into selling agreements with the Advisor for their own accounts; and (6) participants in no-transaction-fee programs of broker dealers that have entered into an agreement with respect to such purchases.

Investments of $1 Million or More: With respect to Class A shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1.00% CDSC on shares redeemed within eighteen months of purchase (excluding shares purchased with reinvested dividends and/or distributions). The CDSC for these Class A shares is based on the NAV at the time of purchase. The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 15th of the month, they will age one month on the 15th day of the next month and each following month. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased.

Please refer to the SAI for detailed program descriptions and eligibility requirements. Additional information is available by calling 1-844-ACFUNDS (1-844-223-8637). Your financial advisor can also help you prepare any necessary application forms. You or your financial advisor must notify the Funds at the time of each purchase if you are eligible for any of these programs. The Funds may modify or discontinue these programs at any time. Information on sales charge reductions and/or waivers is not separately available on the Funds’ website because it is contained in this Prospectus.

For more information regarding which intermediaries may have agreements with a Fund or distributor and their policies and procedures with respect to purchases at NAV, see Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers”. In addition, certain intermediaries may provide for different sales charge discounts, which are described in Appendix A to this prospectus, entitled “Intermediary-Specific Charge Reductions and Waivers”.

Class C Shares

You can buy Class C shares at NAV. Class C shares are subject to a 12b-1 fee of 1.00% of the respective Fund’s average daily net assets, payable to the Advisor or selected dealers. Because Class C shares pay a higher 12b-1 fee than Class A shares, Class C shares have higher ongoing expenses than Class A shares.

Class I Shares

Sales of Class I shares are not subject to a front-end sales charge. Each Fund except the AlphaCentric Income Opportunities Fund has adopted a 12b-1 plan for Class I Shares pursuant to which the Class is subject to a 12b-1 fee of 0.25% of its average daily net assets. The 12b-1 plan has not been implemented for Class I shares of these Funds and there are no plans to do so. The AlphaCentric Income Opportunities Fund has not adopted a 12b-1 plan for Class I Shares. Availability of Class I shares is subject to agreement between the distributor and financial intermediary. Class I Shares may also be available on certain brokerage platforms. An investor transacting in Class I Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

Distribution Plans

Each Fund has adopted distribution and service plans under Rule 12b-1 of the 1940 Act (“Plan”) that allows the Fund to pay distribution and/or service fees in connection with the distribution of its Class A and Class C shares and for services provided to shareholders. Each Fund except the AlphaCentric Income Opportunities Fund has also adopted a Plan that allows the Fund to pay distributions and/or service fees in connection with the distribution of Class I Shares and for services provided to shareholders. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A Shares - Under the Funds’ Plan related to the Class A Shares, each Fund may pay an annual fee of up to 0.50% of the average daily net assets of the respective Fund’s Class A Shares (the “Class A 12b 1 Fee”) for shareholder services and distribution related expenses. Each Fund is currently paying a Class A 12b-1 Fee of 0.25% of its average daily net assets. If authorized by the Board and upon notice to shareholders, the Fund may increase the percentage paid under the Plan up to the Class A 12b-1 Fee amount. All or a portion of the distribution and services fees may be paid to your financial advisor for providing ongoing services to you.

Class C Shares - Under the Funds’ Plan related to the Class C Shares, each Fund may pay an annual fee of up to 1.00% of the average daily net assets of the respective Fund’s Class C Shares. All or a portion of the distribution and services fees may be paid to your financial advisor for providing ongoing service to you.

Class I Shares - Under the Funds’ Plan related to the Class I Shares, each Fund except the AlphaCentric Income Opportunities Fund pays an annual fee of 0.25% of the average daily net assets of the respective Fund’s Class I Shares. No Fund is currently paying 12b-1 fees, and there are no plans to impose these fees.

Opening an Account

You may purchase shares directly through the Funds’ transfer agent or through a brokerage firm or other financial institution that has agreed to sell Fund shares. If you purchase shares through a brokerage firm or other financial institution, you may be charged a fee by the firm or institution.

If you are investing in a Fund for the first time through the Fund’s transfer agent, you need to establish an account with the Fund. Accounts may be opened by mailing a completed Shareholder Account Application along with payment (in the form of a check or wire transfer) to the Fund to the appropriate address below. Shareholder Account Applications may be obtained on the Funds’ website at www.alphacentricfunds.com or by calling 844-223-8637.

Be sure to sign up for all the account options that you plan to take advantage of. For example, if you would like to be able to redeem you shares by telephone, you should select this option on your Shareholder Account Application. Doing so when you open your account means that you will not need to complete additional paperwork later.

Send the completed Shareholder Account Application and payment to the appropriate Fund to the following address:

Regular Mail AlphaCentric Funds c/o Ultimus Fund Solutions, LLC P.O. Box 541150 Omaha, Nebraska 68154	Express/Overnight Mail AlphaCentric Funds c/o Ultimus Fund Solutions, LLC 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, credit cards or third-party checks will be accepted. A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or a Fund is unable to debit your predesignated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. Your investment in a Fund should be intended to serve as a long-term investment vehicle. The Funds are not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. Each Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading. Each Fund also reserves the right to stop offering shares at any time.

If you choose to pay by wire, you must call the Funds’ transfer agent, at 1-844-ACFUNDS (1-844-223-8637) to obtain instructions on how to set up your account and to obtain an account number and wire instructions.

Wire orders will be accepted only on a day on which the Funds, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money and purchase order are received by the Funds. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Funds or the transfer agent. The Funds presently do not charge a fee for the receipt of wired funds, but the Funds may charge shareholders for this service in the future.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information, and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

Minimum Purchase Amount

The minimum initial investment in all share classes is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment for each class of shares in a Fund is $100 for all accounts. The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts. Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

Automatic Investment Plan

You may open an automatic investment plan account with a $100 initial purchase and a $100 investment on a periodic basis. If you have an existing account that does not include the automatic investment plan, you can contact the Funds’ transfer agent to establish an automatic investment plan. The automatic investment plan provides a convenient method to have monies deducted directly from your bank account for investment in the Funds. You may authorize the automatic withdrawal of funds from your bank account for a minimum amount of $100. The Funds may alter, modify or terminate this plan at any time. To begin participating in this plan, please complete the Automatic Investment Plan Section found on the application or contact the Funds at 1-844-ACFUNDS (1-844-223-8637).

Additional Investments

The minimum subsequent investment in the Funds is $100. You may purchase additional shares of a Fund by check, wire, or ACH (Automated Clearing House) debit of your bank account of record. Payment for shares purchased online may be made only through an ACH debit of your bank account of record. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions with the Fund. ACH payments will not be accepted for initial purchases except those made online. Your bank wire should be sent as outlined above. You also may purchase Fund shares by making automatic periodic investments from your bank account. To use this feature, select the automatic investment option in the account application and provide the necessary information about the bank account from which your investments will be made. You may revoke your election to make automatic investments by calling 1-844-ACFUNDS (1-844-223-8637) or by writing to the Fund at:

AlphaCentric Funds

c/o Ultimus Fund Solutions, LLC

P.O. Box 541150

Omaha, Nebraska 68154

Other Purchase Information

Each Fund may limit the amount of purchases and refuse to sell to any person. If your wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, each Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Funds.

Each Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. These broker-dealers and financial institutions may charge a fee for their services. A Fund is deemed to have received an order when the authorized person or designee receives the order, and the order is processed at the NAV next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Funds’ transfer agent.

Market Timing

The Funds discourage market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. To the extent that a Fund significantly invests in small or mid-capitalization equity securities or derivative investments, because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board has adopted a policy directing the Funds to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of a Fund that indicates market timing or trading that it determines is abusive. This policy applies uniformly to all Fund shareholders. While the Funds attempt to deter market timing, there is no assurance that they will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provide each Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Funds to detect market timing, and there can be no assurance that the Funds will be able to do so.

HOW TO REDEEM SHARES

You may redeem your shares on any business day. Redemption orders received in good order by the Funds’ transfer agent or by a brokerage firm or other financial institution that sells Fund shares, authorized to accept redemption orders on the Funds’ behalf, before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s NAV.

Shares of the Funds may be redeemed by mail, telephone or online. Redemptions will be paid by check, wire or ACH transfer only to the address or bank account of record. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions with the Funds.

The Funds typically expect that it will take up to seven calendar days following the receipt of your redemption request to pay out redemption proceeds by check or electronic transfer. The Funds’ transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire. If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

The Funds typically expect to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, any lines of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions.

Shares of the Funds may be redeemed by mail, telephone or online. Redemptions will be paid by check, wire or ACH transfer only to the address or bank account of record. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions with the Funds. Shares of the Funds may be redeemed by mail or telephone. You may receive redemption payments in the form of a check or federal wire transfer, subject to any applicable redemption fee.

By Mail. You may redeem any part of your account in a Fund at no charge by mail. Your request, in good order, should be addressed to:

Regular Mail AlphaCentric Funds c/o Ultimus Fund Solutions, LLC P.O. Box 541150 Omaha, Nebraska 68154	Express/Overnight Mail AlphaCentric Funds c/o Ultimus Fund Solutions, LLC 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474

“Good order” means your request for redemption must:

●      Include the Fund name and account number;

●      Include the account name(s) and address;

●      State the dollar amount or number of shares you wish to redeem; and

●      Be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

The Funds may require that the signatures be guaranteed. A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized transfers. You may need your signature guaranteed if:

●	you request the redemption check be mailed to an address other than the address of record;

●	if you request the redemption check be mailed to a mailing address that has been changed within 30 days of the redemption request;

●	if you request that the redemption be sent electronically to a bank account other than bank account on record;

●	if the redemption request is in the amount of $100,000 or more; or

●	in other circumstances such as to prevent an unauthorized account transfer or redemption.

You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at 1-844-ACFUNDS (1-844-223-8637) if you have questions. At the discretion of the Funds, you may be required to furnish additional legal documents to insure proper authorization.

By Telephone. You may redeem any part of your account in a Fund by calling the transfer agent at 1-844-ACFUNDS (1-844-223-8637). You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. If redeeming from an IRA account, you will be asked whether the Fund should withhold federal income tax. The Funds, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Funds may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Funds, although neither the Funds nor the transfer agent have ever experienced difficulties in receiving or responding to telephone requests for redemptions or exchanges in a timely fashion. If you are unable to reach the Funds by telephone, you may request a redemption or exchange by mail. If redeeming from an IRA account, you will be asked about tax withholding.

Systematic Withdrawal Plan. You may participate in the Funds’ Systematic Withdrawal Plan, an investment plan that automatically moves money to your bank account from a Fund through the use of electronic funds transfers. You may elect to make subsequent withdrawals by transfer of a minimum of $100 on a periodic basis into your established bank account. Please contact the Funds at 1-844-ACFUNDS (1-844-223-8637) for more information about the Funds’ Systematic Withdrawal Plan.

Redemptions in Kind: The Funds reserve the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than the lesser of $250,000 or 1% of a Fund’s assets. The securities will be chosen by a Fund and valued under a Fund’s NAV procedures. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash. However, the Board has determined that, until otherwise approved by the Board, all redemptions in a Fund be made in cash only. If the Board determines to allow the Funds to redeem in kind in the future, the Funds will provide shareholders with notice of such change to the redemption policy.

Additional Information. If you are not certain of the requirements for redemption please call the transfer agent at 1-844-ACFUNDS (1-844-223-8637). Redemptions specifying a certain date or share price cannot be accepted and will be returned. You may be assessed a fee if a Fund incurs bank charges because you request that the Fund re-issue a redemption check. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Funds may suspend redemptions or postpone payment dates.

Because each Fund incurs certain fixed costs in maintaining shareholder accounts, a Fund may require you to redeem all of your shares in the Fund on 30 days written notice if the value of your shares in the Fund is less than $2,500 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in a Fund to the minimum amount within the 30-day period. All shares of a Fund are also subject to involuntary redemption if the Board determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

An account may be turned over as unclaimed property to the investor’s last known state of tax residence if the account is deemed “inactive” or “lost” during the time frame specified within the applicable state’s unclaimed property laws. Investors who are residents of the state of Texas may designate a representative to receive legislatively.

Online Transactions

To establish online transaction privileges, you must enroll through the website at www.alphacentricfunds.com. You automatically have the ability to establish online transaction privileges unless you decline the privileges on your Shareholder Account Application or IRA Application. You will be required to enter into a user’s agreement through the website in order to enroll in these privileges. To purchase shares online, you must also have ACH instructions on your account. Redemption proceeds may be sent to you by check to the address or record, or if your account has existing bank information, by wire or ACH. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Fund’s’ website. Transactions through the website are subject to the same minimums and maximums as other transaction methods. Online transactions are subject to the same purchase minimums and maximums as other purchase methods. However, the maximum online redemption amount is $100,000.

You should be aware that the internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to perform online transactions is dependent upon the internet and equipment, software, systems, data and services provided by various vendors and third parties. While the Funds and their service providers have established certain security procedures, the Funds, their distributor and their transfer agent cannot assure you that trading information will be completely secure. There may also be delays, malfunctions, or other inconveniences generally associated with this medium. There also may be times when the website is unavailable for Fund transactions or other purposes. Should this happen, you should consider purchasing or redeeming shares by another method. Neither the Funds nor their transfer agent, distributor or Advisor will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.

Exchange Privilege

You may exchange shares of a particular class of a Fund only for shares of the same class of another Fund in the AlphaCentric Family of Funds (including AlphaCentric Funds offered by a separate prospectus), provided the account registration information of the other Fund is the same. For example, you can exchange Class A shares of the AlphaCentric Income Opportunities Fund for Class A shares of the AlphaCentric Premium Opportunity Fund. Shares of the Fund selected for exchange must be available for sale in your state of residence. You must meet the minimum purchase requirements for the Fund you purchase by exchange. For tax purposes, exchanges of shares involve a sale of shares of the Fund you own and a purchase of the shares of the other Fund, which may result in a capital gain or loss. In order to exchange shares of a Fund on a particular day, the Fund or its designated agent must receive your request before the close of regular trading on the NYSE (normally 4:00 p.m. ET) that day. Exchanges are made at the NAV determined after the order is considered received. You will not be charged the upfront sales charge or the CDSC on exchanges of Class A shares.

Converting Shares

Shareholders of a Fund may elect on a voluntary basis to convert their shares in one class of the Fund into shares of a different class of the same Fund, subject to satisfying the eligibility requirements for investment in the new share class.

Shares held through a financial intermediary offering different programs and fee structures that has an agreement with the Advisor or the Funds’ distributor may be converted by the financial intermediary, without notice, to another share class of the Funds, including share classes with a higher expense ratio than the original share class, if such conversion is consistent with the fee-based or wrap fee program’s policies.

An investor may directly or through his or her financial intermediary contact the Funds to request a voluntary conversion between share classes of the same Fund as described above. You may be required to provide sufficient information to establish eligibility to convert to the new share class.

Class C shares convert automatically to Class A shares after ten years (unless otherwise specified by your financial intermediary), provided that the financial intermediary through which you purchased Class C shares has records verifying that the Class C shares have been held for at least ten years. Class A shares are available for purchase by persons in your state or territory of residence and the shares are not subject to a CDSC. Under the Funds’ Plan related to Class A shares, each Fund may pay an annual fee of up to 0.50% of the average daily net assets of its Class A shares (the “Class A 12b-1 Fee”) for shareholder services and distribution related expenses (Class C shares presently pay a 1.00% 12b-1 fee). Each Fund is currently paying a Class A 12b-1 Fee of 0.25% of its average daily net assets. If authorized by the Board and upon notice to the shareholders, a Fund may increase the percentage paid under the 12b-1 Plan up to the Class A 12b-1 Fee amount. Because these fees are paid out of each Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. You should consult your financial representative for more information about eligibility for Class C share conversion.

All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any front-end sales load. A share conversion within a Fund will not result in a capital gain or loss for federal income tax purposes. The Funds may change, suspend or terminate this these conversion features at any time.

VALUING THE FUNDS’ ASSETS

Each Fund’s assets are generally valued at their market value. If market prices are not available or, in the Advisor’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially effects fair value, the Advisor will value the Funds’ assets at their fair value according to policies approved by the Board. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Advisor may need to price the security using the Fund’s fair value pricing guidelines. In these cases, the Funds’ NAV will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Securities trading on overseas markets present time zone arbitrage opportunities when events effecting portfolio security values occur after the close of the overseas market, bur prior to the close of the U.S. market. Fair valuation of a Fund’s securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by short term traders. The Funds may use pricing services to determine market value. The NAV for a Fund investing in other investment companies is calculated based upon the NAV of the underlying investment companies in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Because the Funds may invest in securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Funds do not price its shares, the value of some of the Funds’ portfolio securities may change on days when you may not be able to buy or sell Fund shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

Each Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the applicable Fund unless you request cash distributions on your application or through a written request to the Fund. Each Fund expects that its distributions will consist of both capital gains and dividend income. The AlphaCentric Robotics and Automation Fund, the AlphaCentric Premium Opportunity Fund, the AlphaCentric Symmetry Strategy Fund and the AlphaCentric LifeSci Healthcare Fund intend to make annual dividend distributions. The AlphaCentric Income Opportunities Fund and AlphaCentric Strategic Income Fund intend to make monthly dividend distributions. Each Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards) annually.

Please refer to the sub-heading “Distribution Policy and Goals” under the section headings “Additional Information About the Fund’s Principal Investment Strategies and Related Risks – Principal Investment Strategies – AlphaCentric Income Opportunities Fund” and “Additional Information About the Fund’s Principal Investment Strategies and Related Risks – Principal Investment Risks” for a detailed description of the AlphaCentric Income Opportunities Fund’s distribution policy and tax consequences.

Taxes

Selling or exchanging shares of a Fund are taxable events that may be subject to federal income tax. Depending on the purchase price and the sale or exchange price, you may have a gain or a loss on any shares sold or exchanged. Generally, receiving income or capital gain distributions (whether reinvested or taken in cash) are taxable events. These distributions are taxable as ordinary income or capital gains, which may be taxable at different rates depending on how long a Fund has held an asset.

Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when a Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares. A Fund may produce capital gains even if it does not have income to distribute and performance has been poor.

Early each year, the Funds will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

The Funds must report to the IRS and furnish to shareholders the cost basis information for shares purchased and sold. Each Fund uses average cost as its standing (default) tax lot identification method for all shareholders, which means this method is used to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. Shareholders may, however, choose a method other than the Fund’s standing method at the time of their purchase or upon sale of covered shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

The tax considerations related to taxable events described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor’s tax circumstances are unique, please consult with your tax advisor about your investment.

ADVISOR AND SUB-ADVISORS OF THE FUNDS

Advisor

AlphaCentric Advisors LLC, a Delaware limited liability company located at 53 Palmeras St. Suite 601, San Juan, PR 00901 serves as Advisor to the Funds. The Advisor was formed in February 2014. Advising the Funds is currently its primary business. The Advisor is under common control with Catalyst Capital Advisors LLC and Rational Advisors, Inc, the investment advisers of other funds in the same group of investment companies also known as a “Fund Complex”. Information regarding the funds in the Fund Complex can be found at http://intelligentaltfunds.com. MFund Services, LLC, an affiliate of the Advisor, provides the Funds with management, legal administrative and compliance services. Under the terms of the advisory agreement, AlphaCentric Advisors LLC is responsible for formulating the Funds’ investment policies, making ongoing investment decisions and engaging in portfolio transactions.

Sub-Advisor: AlphaCentric Income Opportunities Fund

Garrison Point Capital, LLC (“Garrison Point”), located at 2033 N Main Street, Suite 1050, Walnut Creek, CA 94596, serves as investment sub-advisor to the Fund. Garrison Point was founded in 2012 and, in addition to serving as investment sub-advisor to the Fund, provides investment advice to individuals, high net worth individuals, trusts and various institutions.

Subject to the oversight and approval of the Advisor, Garrison Point is responsible for making investment decisions and executing portfolio transactions for the Fund. In addition, Garrison Point is responsible for maintaining certain transaction and compliance related records of the Fund. As compensation for the sub-advisory services it provides to the Fund, the Advisor, and not the Fund, will pay Garrison Point 50% of the net advisory fees that the Advisor receives from the Fund.

Portfolio Managers: AlphaCentric Income Opportunities Fund

Garrett Smith and Brian Loo are jointly and primarily responsible for the day-to-day management of the Opportunities Fund’s portfolio.

Garrett Smith

Garrett Smith has been a Principal and Portfolio Manager of Garrison Point since 2012. He has also been a Principal and Portfolio Manager of Garrison Point Funds, LLC since 2012. From 2008 to co-founding Garrison Point in 2012, Mr. Smith was Vice President of Barclays Capital, Inc. and, from 2006 to 2008, he was a Securitized Product Trader for Lehman Brothers, Inc. where he traded agency and non-agency mortgage-backed securities. From 1996 to 2005, Mr. Smith was an officer in the U.S. Navy. Mr. Smith received MBA and MEM degrees from Northwestern University and BS degrees from the United States Naval Academy and University of Maryland.

Brian Loo

Brian Loo has been a Portfolio Manager of Garrison Point since 2013.He has also been the Managing Director of Garrison Point Funds, LLC since 2013. Mr. Loo joined the Sub-Advisor in 2013 from The TCW Group, Inc. where he served as a Portfolio Manager in the Structured Products Group beginning in 2009. Mr. Loo began his career in the mortgage-backed securities department of TCW in 1994 and left in 1996 to co-found Metropolitan West Asset Management, a fixed income money manager, which was acquired by TCW in 1996. Mr. Loo holds his BS in Math/Applied Science with a specialization in Computing from UCLA, an MSIA from Carnegie Mellon, and is a CFA charterholder.

Sub-Advisor: AlphaCentric LifeSci Healthcare Fund

LifeSci Fund Management LLC (“LifeSci”), located at 250 West 55th Street, Suite 3401, New York, NY, 10019 serves as investment sub-advisor to the Fund’s portfolio. LifeSci Fund Management was formed in 2019 and is an independent entity under common control with LifeSci Advisors, LLC, LifeSci Public Relations, LLC, LifeSci Capital LLC, LifeSci Venture Management, LLC and LifeSci Index Partners, LLC (collectively, the “LifeSci Companies”). The LifeSci Companies are providers of strategic scientific consulting services in the areas of investor relations, public relations, corporate communications, executive search and capital markets advisory. Combining deep domain expertise in the life sciences with decades of experience in capital markets and corporate communications, LifeSci Companies seek to deliver unparalleled services to life sciences companies globally.

Subject to the oversight and approval of the Advisor, LifeSci is responsible for making investment decisions and executing portfolio transactions for the Fund. In addition, LifeSci is responsible for maintaining certain transaction and compliance related records of the Fund. As compensation for the sub-advisory services it provides to the Fund, the Advisor pays LifeSci 50% of the net advisory fees that the Advisor receives from the Fund.

Portfolio Managers: AlphaCentric LifeSci Healthcare Fund

Mark G. Charest, Ph.D., is primarily responsible for the day-to-day management of the Fund’s portfolio.

Mark G. Charest

Dr. Charest has served as a portfolio manager of LifeSci since 2019. In 2017, he founded Phenomic Capital LLC to provide investment advice and consulting services focused on the healthcare sector. From 2015 to 2016, Mark was SVP at Tekla Capital Management, focused on public and private healthcare technology investments. Between 2012 and 2015, he was Portfolio Manager at New Leaf Venture Partners, focused on public healthcare technology investments. From 2010 to 2012, Dr. Charest was a Kauffman Fellow at Panorama Capital where he served on the board of directors of Itero Biopharmaceuticals and was a board observer at Presidio Pharmaceuticals and PowerVision. Dr. Charest is an inventor on eight drug patents. Prior to his investment career, he held an operating role in the oncology area as a Medicinal Chemistry Lab Manager at the Novartis Institutes for BioMedical Research. Dr. Charest earned his PhD in chemistry and chemical biology from Harvard University as a National Science Foundation Graduate Research Fellow, his

MS in chemistry and chemical biology from Harvard University, and his BA in chemistry, with Highest Honors, from Rutgers University.

Portfolio Manager: AlphaCentric Premium Opportunity Fund

Russell Kellites is primarily responsible for the day-to-day management of the Fund’s portfolio.

Russell Kellites

Russell Kellites has been the portfolio manager of the Fund since its inception in 2016. He has been a portfolio manager at the Advisor since 2016 and has served as Managing Director of Theta Capital Partners since 2008. Prior to joining Theta Capital Partners, Mr. Kellites’ employment included Goldman Sachs & Co where he was an Associate and Merrill Lynch & Co where he was a Vice President. Mr. Kellites attended Columbia University where he received a BS in computer science (cum laude), matriculated in the MS computer science program, with a focus in artificial intelligence, and received an MBA.

Sub-Advisor: AlphaCentric Robotics and Automation Fund

Contego Capital Group, Inc, (“Contego”), located at 7400 Metro Blvd, Edina, Minnesota 55439, serves as investment sub-advisor to the Fund. Contego was formed in 2011 and, in addition to serving as investment sub-advisor to the Fund, provides investment advice to individuals, high net worth individuals and pension and profit-sharing plans.

Subject to the oversight and approval of the Advisor, Contego is responsible for making investment decisions and executing portfolio transactions for the Fund. In addition, Contego is responsible for maintaining certain transaction and compliance related records of the Fund. As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay Contego 50% of the net advisory fees that the Advisor receives from the Fund.

Portfolio Manager: AlphaCentric Robotics and Automation Fund

Brian Gahsman is primarily responsible for the day-to-day management of the Fund’s portfolio.

Brian Gahsman

Brian Gahsman, Chief Investment Officer of Contego, has been the portfolio manager of the Fund since the Fund’s inception. Mr. Gahsman was portfolio manager of Pacific View’s Global Innovations Team from 2017 through November 30, 2018. Mr. Gahsman was a founder and the Chief Investment Officer of Gahsman Branton, LLC from its inception in 2016 to its merger with Pacific View in 2017. Prior thereto, Mr. Gahsman was employed by The Leuthold Group as an Operations Research Analyst/Institutional Trader (2008 to 2013), and as a Portfolio Manager (2013-2015). Mr. Gahsman graduated with a Bachelor of Business Administration in Finance from the Haworth College of Business at Western Michigan University.

Sub-Advisor: AlphaCentric Symmetry Strategy Fund

Mount Lucas Management LP (“Mount Lucas”), located at 405 South State Street, Newtown, Pennsylvania 18940 serves as investment sub-advisor to the Fund’s portfolio. Mount Lucas was formed in 1986 and, in addition to serving as investment sub-advisor to the Fund, provides investment advice to institutional investors, pension plans, trusts, mutual funds and high-net-worth individuals.

Subject to the oversight and approval of the Advisor, Mount Lucas is responsible for making investment decisions and executing portfolio transactions for the Fund. In addition, Mount Lucas is responsible for maintaining certain transaction and compliance related records of the Fund. As compensation for the sub-advisory services the Sub-Advisors provide to the Fund, the Advisor pays Mount Lucas 100% of the net advisory fees paid to the Advisor on assets received by the Fund in connection with the reorganization of the Predecessor Fund and 50% of the net advisory fees earned by the Advisor from the Fund on all other Fund assets.

Portfolio Managers: AlphaCentric Symmetry Strategy Fund

Gerald L. Prior, III, David Aspell, and Timothy J. Rudderow Sr. are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Gerald L. Prior, III

Gerald L. Prior, III is Chief Operating Officer and Portfolio Manager of Mount Lucas Management LP and a Manager of its General Partner, MLM LLC. Mr. Prior joined the predecessor to Mount Lucas Management LP (Mount Lucas Management Corp.) in 1997. He served as portfolio manager for MLM Index™, for MLM Symmetry™ and for custom quantitative derivative products. Previously, he was responsible for maintaining the firm’s investment technology infrastructure and for conducting extensive portfolio research using futures modelling. Mr. Prior’s particular expertise is in the development, implementation, and oversight of the firm’s proprietary models, and their execution through the trading operation. Mr. Prior graduated cum laude in 1997 from Villanova University with a B.S. in Mathematics.

David Aspell

David Aspell, Portfolio Manager, joined Mount Lucas in 2011 as the firm’s Chief Risk Officer. Prior to joining Mount Lucas, Mr. Aspell spent approximately 6 years at Man Group as a Senior Risk Manager, working in London, New York, and Chicago. Mr. Aspell holds a Masters degree from Nottingham University.

Timothy J. Rudderow, Sr.

Timothy J. Rudderow Sr., is the Chief Executive and Chief Investment Officer of Mount Lucas Management LP and a Manager of its General Partner, MLM LLC. Mr. Rudderow helped to establish Mount Lucas Management Corporation in 1986. Prior to the mergers that took place in October 1999, Mr. Rudderow was also a principal of Little Brook Corporation in New Jersey, which he joined in 1983 as Director of Research and Development, and of CA Partners, Inc., a company he helped form in 1990. From 1984 to 2000, he was registered as a Commodity Trading Advisor in his own name. Prior to joining Little Brook, Mr. Rudderow was employed by Commodities Corporation with responsibilities for the design and management of technical trading systems. Before joining Commodities Corporation, Mr. Rudderow taught Economics at Drexel University. Mr. Rudderow received a B.A. in Mathematics from Rutgers University in 1977 and an M.B.A. in Management Analysis from Drexel University in 1979. Mr. Rudderow was born in 1955

Sub-Advisor: AlphaCentric Strategic Income Fund

Goshen Rock Capital, LLC

Goshen Rock Capital, LLC (“GRC”), founded in February 2021 and located at 134 N Wayne Avenue, Suite 203, Wayne, PA 19087, serves as investment sub-advisor to the Fund’s portfolio. In addition to the Fund, GRC also manages multiple separate accounts for institutional investors and provides portfolio management and other services to Strategos Capital Management, LLC (“SCM”) an SEC registered investment advisor under common control with GRC.

Subject to the oversight and approval of the Advisor, GRC is responsible for making investment decisions and executing portfolio transactions for the Fund. In addition, GRC is responsible for maintaining certain transaction and compliance related records of the Fund. As compensation for the sub-advisory services it provides to the Fund, the Advisor pays GRC 50% of the net advisory fees that the Advisor receives from the Fund.

Portfolio Managers: AlphaCentric Strategic Income Fund

David Gregory and Alex Cigolle, CFA, are the Fund’s portfolio managers and are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Gregory is the Lead Portfolio Manager of the Fund.

David Gregory

Mr. Gregory is the Managing Member, Chief Executive Officer and Chief Investment Officer of GRC since its inception in 2021. Mr. Gregory is also a Portfolio Manager at SCM where he manages a private fund. Mr. Gregory has responsibility for portfolio management and trading at both GRC and SCM. He has over ten years of portfolio management experience with a focus on securitized products and other real estate related investments. In addition to his expertise pertaining to fundamental analysis and deal structure, his sourcing capabilities have led to investments in multiple new asset classes for’ client accounts. Mr. Gregory has a particular expertise in complex asset classes including various types of RMBS, derivatives, CMBS, esoteric ABS, CDOs and REITS. He also serves on the investment committee for a family scholarship fund and investment partnership. Mr. Gregory is a graduate of Bucknell University (2006), where he received a Bachelor of Science in Business Management with a focus on Finance.

Alex Cigolle, CFA

Mr. Cigolle is a Member and Portfolio Manager of GRC since its inception in 2021. He is also the founding Member of SCM and has served as Chief Executive Officer and Chief Investment Officer of SCM since its inception in September 2004. From 2000 to 2004, Mr. Cigolle served as Vice President of Delaware Investments in the Structured Products Group. At Delaware Investments, Mr. Cigolle directed the trading and structuring of collateralized debt obligations (CDOs). In addition, Mr. Cigolle was responsible for credit analysis of various structured products including ABS, MBS, and CDOs. Prior to Delaware Investments, Mr. Cigolle was employed with Bank of America Securities where he was a structurer in the Structured Credit Products Group. Mr. Cigolle is a graduate of the Massachusetts Institute of Technology where he earned a bachelor’s degree in Economics.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and ownership of securities in the Funds.

Advisory Fees

Each Fund is authorized to pay the Advisor an annual fee based on its average daily net assets. The advisory fee is paid monthly. The Advisor has contractually agreed to waive fees and/or reimburse expenses, but only to the extent necessary to maintain each Fund’s total annual operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; and extraordinary expenses) such as regulatory inquiry and litigation expenses) at a certain level through July 31, 2025. Fee waivers and expense reimbursements are subject to possible recoupment from each Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limitation in place at the time of waiver/reimbursement and the expense limitation in place at the time of recapture. so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed either: (i) the Fund’s expense limitation at the time such expenses were waived or (ii) the Fund’s current expense limitation at the time of recoupment.

The following table describes (i) the contractual advisory fee, (ii) the advisory fees, after waivers, as a percentage of each Fund’s average net assets, received by the Adviser for the Fund’s most recent fiscal year and (iii) the expense limitation for each Fund.

	Contractual Advisory Fee	Net Advisory Fee Received	Expense Limitation*
AlphaCentric Income Opportunities Fund	1.30%	0.98%	Class A - 1.74% Class C – 2.49% Class I – 1.49%
AlphaCentric LifeSci Healthcare Fund	1.25%	1.00%	Class A – 1.65% Class C – 2.40% Class I – 1.40%
AlphaCentric Premium Opportunity Fund	1.75%	1.56%	Class A – 2.24% Class C – 2.99% Class I – 1.99%
AlphaCentric Robotics and Automation Fund	1.25%	0.56%	Class A - 1.65% Class C – 2.40% Class I – 1.40%
AlphaCentric Symmetry Strategy Fund	1.35%	1.03%	Class A – 1.85% Class C – 2.60% Class I – 1.60%
AlphaCentric Strategic Income Fund	1.50%	0.97%	Class A – 1.74% Class C – 2.49% Class I – 1.49%

*	Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limitation in place at the time of waiver/reimbursement and the expense limitation in place at the time of recapture so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: (i) the Fund’s expense limitation at the time such expenses were waived and (ii) the Fund’s current expense limitation at the time of recoupment.

The Funds may directly enter into agreements with financial intermediaries (which may include banks, brokers, securities dealers and other industry professionals) pursuant to which a Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Each Fund, through its rule 12b-1 distribution plan, or each Fund’s respective Advisor or Sub-Advisor (not the Fund) may also pay certain financial intermediaries a fee for providing distribution related services for each respective Fund’s shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. Please refer to the section of the SAI entitled “Additional Compensation to Financial Intermediaries” for more information.

The discussions regarding the basis of the Board’s renewal of the advisory agreement with the Advisor with respect to the Funds; the sub-advisory agreement between the Advisor and Garrison Point with respect to the AlphaCentric Income Opportunities Fund; the sub-advisory agreement between the Advisor and Contego with respect to the AlphaCentric Robotics and Automation Fund; the sub-advisory agreement between the Advisor and Mount Lucas with respect to the AlphaCentric Symmetry Strategy Fund and the sub-advisory agreement between the Advisor and GRC with respect to the AlphaCentric Strategic Income Fund are available in the Funds’ annual report to shareholders dated March 31, 2024.

FINANCIAL HIGHLIGHTS

AlphaCentric Income Opportunities Fund

The following table is intended to help you better understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented.

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	March 31,		March 31,		March 31,		March 31,		March 31,
Class A (IOFAX)	2024		2023		2022		2021		2020
Net asset value, beginning of year	$8.68		$11.48		$11.50		$8.15		$12.28
Activity from investment operations:
Net investment income (1)	0.28		0.22		0.13		0.19		0.46
Net realized and unrealized gain (loss) on investments	(0.60)		(2.52)		0.30		3.62		(4.02)
Total from investment operations	(0.32)		(2.30)		0.43		3.81		(3.56)
Less distributions from:
Net investment income	(0.25)		(0.19)		(0.26)		(0.21)		(0.48)
Return of capital	(0.32)		(0.31)		(0.19)		(0.25)		(0.09)
Total distributions	(0.57)		(0.50)		(0.45)		(0.46)		(0.57)
Net asset value, end of year	$7.79		$8.68		$11.48		$11.50		$8.15
Total return (2)	(3.63	)% (10)	(20.20)%		3.68%		47.64%		(30.45)%
Net assets, at end of year (000s)	$34,190		$44,561		$146,192		$221,961		$152,646
Ratio of gross expenses to average net assets before expense reimbursement (3)	2.31	% (9)	2.18	% (8)	1.95	% (7)	1.97	% (6)	1.93	% (5)
Ratio of net expenses to average net assets after expense reimbursement	1.99	% (9)	1.90	% (8)	1.76	% (7)	1.75	% (6)	1.75	% (5)
Ratio of net investment income to average net assets (4)	3.46	% (9)	2.32	% (8)	1.09	% (7)	1.83	% (6)	3.67	% (5)
Portfolio Turnover Rate	15%		0%		14%		3%		54%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	Includes 0.01% for the year ended March 31, 2020 attributed to line of credit fees which are not subject to waiver by the adviser.

(6)	Includes 0.01% for the year ended March 31, 2021 attributed to borrowing costs (line of credit fees) and extraordinary expenses which are not subject to waiver by the adviser.

(7)	Includes 0.02% for the year ended March 31, 2022 attributed to borrowing costs (line of credit fees) and extraordinary expenses which are not subject to waiver by the adviser.

(8)	Includes 0.16% for the year ended March 31, 2023 attributed to borrowing costs (line of credit fees) and extraordinary expenses which are not subject to waiver by the adviser.

(9)	Includes 0.25% for the year ended March 31, 2024 attributed to borrowing costs (line of credit fees) and extraordinary expenses which are not subject to waiver by the adviser.

(10)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	March 31,		March 31,		March 31,		March 31,		March 31,
Class C (IOFCX)	2024		2023		2022		2021		2020
Net asset value, beginning of year	$8.65		$11.43		$11.45		$8.12		$12.24
Activity from investment operations:
Net investment income (1)	0.23		0.16		0.04		0.11		0.37
Net realized and unrealized gain (loss) on investments	(0.60)		(2.51)		0.30		3.61		(4.01)
Total from investment operations	(0.37)		(2.35)		0.34		3.72		(3.64)
Less distributions from:
Net investment income	(0.23)		(0.17)		(0.21)		(0.14)		(0.41)
Return of capital	(0.29)		(0.26)		(0.15)		(0.25)		(0.07)
Total distributions	(0.52)		(0.43)		(0.36)		(0.39)		(0.48)
Net asset value, end of year	$7.76		$8.65		$11.43		$11.45		$8.12
Total return (2)	(4.37	)% (10)	(20.74)%		2.92%		46.47%		(30.98)%
Net assets, at end of year (000s)	$24,330		$46,084		$100,794		$118,599		$87,724
Ratio of gross expenses to average net assets before expense reimbursement (3)	3.06	% (9)	2.93	% (8)	2.71	% (7)	2.72	% (6)	2.68	% (5)
Ratio of net expenses to average net assets after expense reimbursement	2.74	% (9)	2.65	% (8)	2.51	% (7)	2.50	% (6)	2.50	% (5)
Ratio of net investment income to average net assets (4)	2.74	% (9)	1.66	% (8)	0.34	% (7)	1.08	% (6)	2.95	% (5)
Portfolio Turnover Rate	15%		0%		14%		3%		54%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	Includes 0.01% for the year ended March 31, 2020 attributed to line of credit fees which are not subject to waiver by the adviser.

(6)	Includes 0.01% for the year ended March 31, 2021 attributed to borrowing costs (line of credit fees) and extraordinary expenses which are not subject to waiver by the adviser.

(7)	Includes 0.02% for the year ended March 31, 2022 attributed to borrowing costs (line of credit fees) and extraordinary expenses which are not subject to waiver by the adviser.

(8)	Includes 0.16% for the year ended March 31, 2023 attributed to borrowing costs (line of credit fees) and extraordinary expenses which are not subject to waiver by the adviser.

(9)	Includes 0.25% for the year ended March 31, 2024 attributed to borrowing costs (line of credit fees) and extraordinary expenses which are not subject to waiver by the adviser.

(10)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	March 31,		March 31,		March 31,		March 31,		March 31,
Class I (IOFIX)	2024		2023		2022		2021		2020
Net asset value, beginning of year	$8.69		$11.49		$11.51		$8.16		$12.30
Activity from investment operations:
Net investment income (1)	0.31		0.25		0.16		0.22		0.50
Net realized and unrealized gain (loss) on investments	(0.60)		(2.52)		0.30		3.63		(4.03)
Total from investment operations	(0.29)		(2.27)		0.46		3.85		(3.53)
Less distributions from:
Net investment income	(0.26)		(0.20)		(0.28)		(0.23)		(0.52)
Return of capital	(0.34)		(0.33)		(0.20)		(0.27)		(0.09)
Total distributions	(0.60)		(0.53)		(0.48)		(0.50)		(0.61)
Net asset value, end of year	$7.80		$8.69		$11.49		$11.51		$8.16
Total return (2)	(3.38	)% (10)	(19.99)%		3.93%		47.94%		(30.29)%
Net assets, at end of year (000s)	$284,496		$528,778		$2,189,289		$3,315,245		$1,515,562
Ratio of gross expenses to average net assets before expense reimbursement (3)	2.06	% (9)	1.93	% (8)	1.70	% (7)	1.72	% (6)	1.68	% (5)
Ratio of net expenses to average net assets after expense reimbursement	1.74	% (9)	1.65	% (8)	1.51	% (7)	1.50	% (6)	1.50	% (5)
Ratio of net investment income to average net assets (4)	3.74	% (9)	2.56	% (8)	1.34	% (7)	2.07	% (6)	3.91	% (5)
Portfolio Turnover Rate	15%		0%		14%		3%		54%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	Includes 0.01% for the year ended March 31, 2020 attributed to line of credit fees which are not subject to waiver by the adviser.

(6)	Includes 0.01% for the year ended March 31, 2021 attributed to borrowing costs (line of credit fees) and extraordinary expenses which are not subject to waiver by the adviser.

(7)	Includes 0.02% for the year ended March 31, 2022 attributed to borrowing costs (line of credit fees) and extraordinary expenses which are not subject to waiver by the adviser.

(8)	Includes 0.16% for the year ended March 31, 2023 attributed to borrowing costs (line of credit fees) and extraordinary expenses which are not subject to waiver by the adviser.

(9)	Includes 0.25% for the year ended March 31, 2024 attributed to borrowing costs (line of credit fees) and extraordinary expenses which are not subject to waiver by the adviser.

(10)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

AlphaCentric LifeSci Healthcare Fund

The following table is intended to help you better understand the Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented.

	Year Ended	Year Ended		Year Ended		Year Ended		Period Ended
	March 31,	March 31,		March 31,		March 31,		March 31,
Class A (LYFAX)	2024	2023		2022		2021		2020 (1)
Net asset value, beginning of period	$13.18	$13.38		$15.56		$9.55		$10.00
Activity from investment operations:
Net investment loss (2)	(0.08)	(0.09)		(0.21)		(0.19)		(0.04)
Net realized and unrealized gain (loss) on investments	(0.03)	0.44		(0.32)		6.55		(0.41)
Total from investment operations	(0.11)	0.35		(0.53)		6.36		(0.45)
Less distributions from:
Net investment income	—	—		(0.07)		—		—
Net realized gains	(0.34)	(0.55)		(1.58)		(0.35)		—
Total distributions	(0.34)	(0.55)		(1.65)		(0.35)		—
Net asset value, end of period	$12.73	$13.18		$13.38		$15.56		$9.55
Total return (3)(6)	(0.79)%	3.00%		(2.74)%		66.70%		(4.50)%
Net assets, at end of period (000s)	$6,622	$3,786		$1,815		$1,300		$10 (7)
Ratio of gross expenses to average net assets before expense reimbursement (4)(5)	1.90%	2.00	% (10)	2.11	% (9)	2.78	% (8)	24.39%
Ratio of net expenses to average net assets after expense reimbursement (5)	1.65%	1.65	% (10)	1.66	% (9)	1.66	% (8)	1.65%
Ratio of net investment loss to average net assets (5)	(0.62)%	(0.71	)% (10)	(1.46	)% (9)	(1.21	)% (8)	(0.48)%
Portfolio Turnover Rate (6)	134%	142%		167%		141%		215%

(1)	The AlphaCentric LifeSci Healthcare Fund Class A commenced operations on November 29, 2019.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the adviser not waived and reimbursed a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(5)	Annualized for periods less than one year.

(6)	Not annualized for periods less than one year.

(7)	Actual net assets, not truncated.

(8)	Includes 0.01% for the year ended March 31, 2021 attributable to extraordinary expenses which are not subject to waiver by the adviser.

(9)	Includes 0.01% for the year ended March 31, 2022 attributed to line of credit fees which are not subject to waiver by the adviser.

(10)	Includes 0.00% for the year ended March 31, 2023 attributed to line of credit fees which are not subject to waiver by the adviser.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended	Year Ended		Year Ended		Year Ended		Period Ended
	March 31,	March 31,		March 31,		March 31,		March 31,
Class C (LYFCX)	2024	2023		2022		2021		2020 (1)
Net asset value, beginning of period	$13.01	$13.31		$15.53		$9.55		$10.00
Activity from investment operations:
Net investment loss (2)	(0.16)	(0.18)		(0.32)		(0.32)		(0.06)
Net realized and unrealized gain (loss) on investments	(0.04)	0.43		(0.32)		6.65		(0.39)
Total from investment operations	(0.20)	0.25		(0.64)		6.33		(0.45)
Less distributions from:
Net realized gains	(0.34)	(0.55)		(1.58)		(0.35)		—
Total distributions	(0.34)	(0.55)		(1.58)		(0.35)		—
Net asset value, end of period	$12.47	$13.01		$13.31		$15.53		$9.55
Total return (3)(6)	(1.50)%	2.26%		(3.54)%		66.38%		(4.50)%
Net assets, at end of period (000s)	$2,157	$709		$302		$215		$10 (7)
Ratio of gross expenses to average net assets before expense reimbursement (4)(5)	2.65%	2.75	% (10)	2.86	% (9)	3.53	% (8)	25.14%
Ratio of net expenses to average net assets after expense reimbursement (5)	2.40%	2.40	% (10)	2.41	% (9)	2.41	% (8)	2.40%
Ratio of net investment loss to average net assets (5)	(1.30)%	(1.49	)% (10)	(2.21	)% (9)	(1.96	)% (8)	(1.23)%
Portfolio Turnover Rate (6)	134%	142%		167%		141%		215%

(1)	The AlphaCentric LifeSci Healthcare Fund Class C commenced operations on November 29, 2019.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the adviser not waived and reimbursed a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(5)	Annualized for periods less than one year.

(6)	Not annualized for periods less than one year.

(7)	Actual net assets, not truncated.

(8)	Includes 0.01% for the year ended March 31, 2021 attributable to extraordinary expenses which are not subject to waiver by the adviser.

(9)	Includes 0.01% for the year ended March 31, 2022 attributed to line of credit fees which are not subject to waiver by the adviser.

(10)	Includes 0.00% for the year ended March 31, 2023 attributed to line of credit fees which are not subject to waiver by the adviser.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended	Year Ended		Year Ended		Year Ended		Period Ended
	March 31,	March 31,		March 31,		March 31,		March 31,
Class I (LYFIX)	2024	2023		2022		2021		2020 (1)
Net asset value, beginning of period	$13.25	$13.42		$15.59		$9.55		$10.00
Activity from investment operations:
Net investment loss (2)	(0.06)	(0.06)		(0.18)		(0.14)		(0.01)
Net realized and unrealized gain (loss) on investments	(0.02)	0.44		(0.31)		6.53		(0.44)
Total from investment operations	(0.08)	0.38		(0.49)		6.39		(0.45)
Less distributions from:
Net investment income	—	—		(0.10)		(0.00	) (7)	—
Net realized gains	(0.34)	(0.55)		(1.58)		(0.35)		—
Total distributions	(0.34)	(0.55)		(1.68)		(0.35)		—
Net asset value, end of period	$12.83	$13.25		$13.42		$15.59		$9.55
Total return (3)(6)	(0.56)%	3.22%		(2.47)%		67.02%		(4.50)%
Net assets, at end of period (000s)	$94,358	$75,021		$29,483		$26,404		$1,601
Ratio of gross expenses to average net assets before expense reimbursement (4)(5)	1.65%	1.75	% (10)	1.86	% (9)	2.53	% (8)	24.14%
Ratio of net expenses to average net assets after expense reimbursement (5)	1.40%	1.40	% (10)	1.41	% (9)	1.41	% (8)	1.40%
Ratio of net investment loss to average net assets (5)	(0.40)%	(0.47	)% (10)	(1.21	)% (9)	(0.96	)% (8)	(0.23)%
Portfolio Turnover Rate (6)	134%	142%		167%		141%		215%

(1)	The AlphaCentric LifeSci Healthcare Fund Class I commenced operations on November 29, 2019.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the adviser not waived and reimbursed a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(5)	Annualized for periods less than one year.

(6)	Not annualized for periods less than one year.

(7)	Less than $0.01

(8)	Includes 0.01% for the year ended March 31, 2021 attributable to extraordinary expenses which are not subject to waiver by the adviser.

(9)	Includes 0.01% for the year ended March 31, 2022 attributed to line of credit fees which are not subject to waiver by the adviser.

(10)	Includes 0.00% for the year ended March 31, 2023 attributed to line of credit fees which are not subject to waiver by the adviser.

AlphaCentric Premium Opportunity Fund

The following table is intended to help you better understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented.

	Year Ended		Year Ended	Year Ended	Year Ended		Year Ended
	March 31,		March 31,	March 31,	March 31,		March 31,
Class A (HMXAX)	2024		2023	2022	2021		2020
Net asset value, beginning of year	$24.00		$25.14	$25.80	$23.12		$18.70
Activity from investment operations:
Net investment income (loss) (1)	0.37		(0.07)	(0.58)	(0.53)		(0.06)
Net realized and unrealized gain (loss) on investments	2.96		(1.07)	1.19	3.79		4.48
Total from investment operations	3.33		(1.14)	0.61	3.26		4.42
Less distributions from:
Net realized gains	—		—	(1.27)	(0.58)		—
Total distributions	—		—	(1.27)	(0.58)		—
Net asset value, end of year	$27.33		$24.00	$25.14	$25.80		$23.12
Total return (2)	13.88	% (7)	(4.53)%	2.24%	14.17%		23.64%
Net assets, at end of year (000s)	$4,314		$7,452	$6,187	$6,455		$1,722
Ratio of gross expenses to average net assets before expense reimbursement (3)	2.43%		2.37%	2.25%	2.31	% (6)	3.19	% (5)
Ratio of net expenses to average net assets after expense reimbursement	2.24%		2.24%	2.24%	2.25	% (6)	2.33	% (5)
Ratio of net investment income (loss) to average net assets	1.48%		(0.31)%	(2.22)%	(2.11	)% (6)	(0.31	)% (5)
Portfolio Turnover Rate (4)	0%		0%	0%	9%		0%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	All securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the portfolio turnover calculation.

(5)	Includes 0.09% for the year ended March 31, 2020 attributable to margin expense on short sales, which is not subject to waiver by the adviser.

(6)	Includes 0.01% for the year ended March 31, 2021 attributable to margin expense on short sales, which is not subject to waiver by the adviser.

(7)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Year Ended		Year Ended	Year Ended	Year Ended		Year Ended
	March 31,		March 31,	March 31,	March 31,		March 31,
Class C (HMXCX)	2024		2023	2022	2021		2020
Net asset value, beginning of year	$22.96		$24.24	$25.10	$22.68		$18.38
Activity from investment operations:
Net investment income (loss) (1)	0.18		(0.29)	(0.75)	(0.71)		(0.25)
Net realized and unrealized gain (loss) on investments	2.81		(0.99)	1.16	3.71		4.55
Total from investment operations	2.99		(1.28)	0.41	3.00		4.30
Less distributions from:
Net realized gains	—		—	(1.27)	(0.58)		—
Total distributions	—		—	(1.27)	(0.58)		—
Net asset value, end of year	$25.95		$22.96	$24.24	$25.10		$22.68
Total return (2)	13.02	% (7)	(5.28)%	1.50%	13.29%		23.40%
Net assets, at end of year (000s)	$1,646		$1,783	$3,652	$2,079		$164
Ratio of gross expenses to average net assets before expense reimbursement (3)	3.18%		3.12%	3.00%	3.06	% (6)	3.94	% (5)
Ratio of net expenses to average net assets after expense reimbursement	2.99%		2.99%	2.99%	3.00	% (6)	3.04	% (5)
Ratio of net investment income (loss) to average net assets	0.73%		(1.30)%	(2.97)%	(2.88	)% (6)	(1.23	)% (5)
Portfolio Turnover Rate (4)	0%		0%	0%	9%		0%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	All securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the portfolio turnover calculation.

(5)	Includes 0.05% for the year ended March 31, 2020 attributable to margin expense on short sales, which is not subject to waiver by the adviser.

(6)	Includes 0.01% for the year ended March 31, 2021 attributable to margin expense on short sales, which is not subject to waiver by the adviser.

(7)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	March 31,	March 31,	March 31,	March 31,		March 31,
Class I (HMXIX)	2024	2023	2022	2021		2020
Net asset value, beginning of year	$24.56	$25.67	$26.25	$23.46		$18.93
Activity from investment operations:
Net investment income (loss) (1)	0.45	(0.07)	(0.52)	(0.48)		(0.03)
Net realized and unrealized gain (loss) on investments	3.03	(1.04)	1.21	3.85		4.56
Total from investment operations	3.48	(1.11)	0.69	3.37		4.53
Less distributions from:
Net realized gains	—	—	(1.27)	(0.58)		—
Total distributions	—	—	(1.27)	(0.58)		—
Net asset value, end of year	$28.04	$24.56	$25.67	$26.25		$23.46
Total return (2)	14.17%	(4.32)%	2.51%	14.43%		23.93%
Net assets, at end of year (000s)	$68,207	$79,979	$167,686	$93,490		$26,792
Ratio of gross expenses to average net assets before expense reimbursement (3)	2.18%	2.12%	2.01%	2.06	% (6)	2.94	% (5)
Ratio of net expenses to average net assets after expense reimbursement	1.99%	1.99%	1.99%	2.00	% (6)	2.05	% (5)
Ratio of net investment income (loss) to average net assets	1.73%	(0.30)%	(1.97)%	(1.87	)% (6)	(0.13	)% (5)
Portfolio Turnover Rate (4)	0%	0%	0%	9%		0%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	All securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the portfolio turnover calculation.

(5)	Includes 0.06% for the year ended March 31, 2020 attributable to margin expense on short sales, which is not subject to waiver by the adviser.

(6)	Includes 0.01% for the year ended March 31, 2021 attributable to margin expense on short sales, which is not subject to waiver by the adviser.

AlphaCentric Robotics and Automation Fund

The following table is intended to help you better understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented.

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	March 31,		March 31,	March 31,	March 31,	March 31,
Class A (GNXAX)	2024		2023	2022	2021	2020
Net asset value, beginning of year	$11.61		$13.99	$17.06	$9.63	$11.46
Activity from investment operations:
Net investment loss (1)	(0.04)		(0.02)	(0.14)	(0.14)	(0.08)
Net realized and unrealized gain (loss) on investments	0.69		(1.78)	(2.20)	7.57	(1.75)
Total from investment operations	0.65		(1.80)	(2.34)	7.43	(1.83)
Less distributions from:
Net realized gains	—		(0.58)	(0.73)	—	—
Total distributions	—		(0.58)	(0.73)	—	—
Net asset value, end of year	$12.26		$11.61	$13.99	$17.06	$9.63
Total return (2)	5.60%		(12.70)%	(14.41)%	77.15%	(15.97)%
Net assets, at end of year (000s)	$2,988		$3,729	$5,853	$7,796	$4,711
Ratio of gross expenses to average net assets before expense reimbursement (3)	2.34	% (4)	2.31%	2.02%	2.10%	2.18%
Ratio of net expenses to average net assets after expense reimbursement	1.65	% (4)	1.65%	1.65%	1.65%	1.65%
Ratio of net investment loss to average net assets	(0.32)	% (4)	(0.20)%	(0.85)%	(0.96)%	(0.69)%
Portfolio Turnover Rate	54%		38%	73%	125%	315%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	Includes 0.00% for the year ended March 31, 2024 attributed to borrowing costs (line of credit fees) which are not subject to waiver by the adviser.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	March 31,		March 31,	March 31,	March 31,	March 31,
Class C (GNXCX)	2024		2023	2022	2021	2020
Net asset value, beginning of year	$11.07		$13.47	$16.57	$9.43	$11.30
Activity from investment operations:
Net investment loss (1)	(0.11)		(0.10)	(0.26)	(0.24)	(0.16)
Net realized and unrealized gain (loss) on investments	0.64		(1.72)	(2.11)	7.38	(1.71)
Total from investment operations	0.53		(1.82)	(2.37)	7.14	(1.87)
Less distributions from:
Net realized gains	—		(0.58)	(0.73)	—	—
Total distributions	—		(0.58)	(0.73)	—	—
Net asset value, end of year	$11.60		$11.07	$13.47	$16.57	$9.43
Total return (2)	4.79%		(13.34)%	(15.03)%	75.72%	(16.55)%
Net assets, at end of year (000s)	$536		$676	$1,258	$1,258	$828
Ratio of gross expenses to average net assets before expense reimbursement (3)	3.09	% (4)	3.06%	2.78%	2.85%	2.93%
Ratio of net expenses to average net assets after expense reimbursement	2.40	% (4)	2.40%	2.40%	2.40%	2.40%
Ratio of net investment loss to average net assets	(1.07	)% (4)	(0.96)%	(1.61)%	(1.71)%	(1.47)%
Portfolio Turnover Rate	54%		38%	73%	125%	315%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	Includes 0.00% for the year ended March 31, 2024 attributed to borrowing costs (line of credit fees) which are not subject to waiver by the adviser.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	March 31,		March 31,	March 31,	March 31,	March 31,
Class I (GNXIX)	2024		2023	2022	2021	2020
Net asset value, beginning of year	$11.81		$14.17	$17.23	$9.71	$11.52
Activity from investment operations:
Net investment income (loss) (1)	(0.01)		0.01 (4)	(0.10)	(0.10)	(0.05)
Net realized and unrealized gain (loss) on investments	0.70		(1.79)	(2.23)	7.62	(1.76)
Total from investment operations	0.69		(1.78)	(2.33)	7.52	(1.81)
Less distributions from:
Net realized gains	—		(0.58)	(0.73)	—	—
Total distributions	—		(0.58)	(0.73)	—	—
Net asset value, end of year	$12.50		$11.81	$14.17	$17.23	$9.71
Total return (2)	5.84	% (5)	(12.39)%	(14.21)%	77.45%	(15.71)%
Net assets, at end of year (000s)	$23,092		$27,309	$32,289	$34,754	$20,392
Ratio of gross expenses to average net assets before expense reimbursement (3)	2.09	% (6)	2.06%	1.78%	1.85%	1.93%
Ratio of net expenses to average net assets after expense reimbursement	1.40	% (6)	1.40%	1.40%	1.40%	1.40%
Ratio of net investment income (loss) to average net assets	(0.07	)% (6)	0.03%	(0.60)%	(0.70)%	(0.46)%
Portfolio Turnover Rate	54%		38%	73%	125%	315%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	Net investment income (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not accord with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(5)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(6)	Includes 0.00% for the year ended March 31, 2024 attributed to borrowing costs (line of credit fees) which are not subject to waiver by the adviser.

AlphaCentric Symmetry Strategy Fund

The following table is intended to help you better understand the Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented.

	Year Ended		Year Ended	Year Ended		Year Ended		Period Ended
	March 31,		March 31,	March 31,		March 31,		March 31,
Class A (SYMAX)	2024		2023	2022		2021		2020 (1)
Net asset value, beginning of period	$11.30		$12.76	$11.46		$9.75		$11.28
Activity from investment operations:
Net investment income (loss) (2)	0.19		0.08	(0.08)		(0.04)		0.05
Net realized and unrealized gain (loss) on investments	0.85		(0.43)	1.40		1.89		(1.33	) (8)
Total from investment operations	1.04		(0.35)	1.32		1.85		(1.28)
Less distributions from:
Net investment income	(0.15)		(0.98)	(0.02)		(0.14)		(0.25)
Net realized gains	—		(0.13)	—		—		—
Total distributions	(0.15)		(1.11)	(0.02)		(0.14)		(0.25)
Net asset value, end of period	$12.19		$11.30	$12.76		$11.46		$9.75
Total return (3)(6)	9.28%		(2.86)%	11.57%		19.11%		(11.64)%
Net assets, at end of period (000s)	$189		$858	$211		$1,016	(7)	$865	(7)
Ratio of gross expenses to average net assets before expense reimbursement (4)(5)	2.17	% (12)	1.95%	2.38	% (11)	2.63	% (10)	2.51	% (9)
Ratio of net expenses to average net assets after expense reimbursement (5)	1.85	% (12)	1.85%	2.01	% (11)	2.26	% (10)	2.25	% (9)
Ratio of net investment income (loss) to average net assets (5)	1.63	% (12)	0.65%	(0.54	)% (11)	(0.45	)% (10)	0.38	% (9)
Portfolio Turnover Rate (6)	329%		362%	189%		121%		133%

(1)	AlphaCentric Symmetry Strategy Fund Class A commenced operations on August 8, 2019.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(5)	Annualized for periods less than one year.

(6)	Not annualized for periods less than one year.

(7)	Actual net assets, not truncated.

(8)	As required by SEC standard per share calculation methodology, this represents a rebalancing figure derived from other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the period ended March 31, 2020, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(9)	Includes 0.01% for the period ended March 31, 2020 attributable to margin expense on futures, which is not subject to waiver by the adviser.

(10)	Includes 0.02% for the year ended March 31, 2021 attributable to margin expense on futures, which is not subject to waiver by the adviser.

(11)	Includes 0.02% for the year ended March 31, 2022 attributable to margin expense on futures, which is not subject to waiver by the adviser.

(12)	Includes 0.00% for the year ended March 31, 2024 attributed to borrowing costs (line of credit fees) which are not subject to waiver by the adviser.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended		Year Ended	Year Ended		Year Ended		Period Ended
	March 31,		March 31,	March 31,		March 31,		March 31,
Class C (SYMCX)	2024		2023	2022		2021		2020 (1)
Net asset value, beginning of period	$11.11		$12.63	$11.42		$9.75		$11.28
Activity from investment operations:
Net investment income (loss) (2)	0.11		0.01	(0.15)		(0.12)		(0.00	) (7)
Net realized and unrealized gain (loss) on investments	0.82		(0.44)	1.36		1.88		(1.33	) (9)
Total from investment operations	0.93		(0.43)	1.21		1.76		(1.33)
Less distributions from:
Net investment income	(0.10)		(0.96)	—		(0.09)		(0.20)
Net realized gains	—		(0.13)	—		—		—
Total distributions	(0.10)		(1.09)	—		(0.09)		(0.20)
Net asset value, end of period	$11.94		$11.11	$12.63		$11.42		$9.75
Total return (3)(6)	8.46%		(3.53)%	10.60%		18.10%		(11.97)%
Net assets, at end of period (000s)	$739		$954	$9		$1,013	(8)	$864	(8)
Ratio of gross expenses to average net assets before expense reimbursement (4)(5)	2.92	% (13)	2.70%	3.12	% (12)	3.37	% (11)	3.26	% (10)
Ratio of net expenses to average net assets after expense reimbursement (5)	2.60	% (13)	2.60%	2.76	% (12)	3.01	% (11)	3.00	% (10)
Ratio of net investment income (loss) to average net assets (5)	0.98	% (13)	0.06%	(1.29	)% (12)	(1.20	)% (11)	(0.16)	% (10)
Portfolio Turnover Rate (6)	329%		362%	189%		121%		133%

(1)	AlphaCentric Symmetry Strategy Fund Class C commenced operations on August 8, 2019.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(5)	Annualized for periods less than one year.

(6)	Not annualized for periods less than one year.

(7)	Less than $0.01

(8)	Actual net assets, not truncated.

(9)	As required by SEC standard per share calculation methodology, this represents a rebalancing figure derived from other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the period ended March 31, 2020, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(10)	Includes 0.01% for the period ended March 31, 2020 attributable to margin expense on futures, which is not subject to waiver by the adviser.

(11)	Includes 0.02% for the year ended March 31, 2021 attributable to margin expense on futures, which is not subject to waiver by the adviser.

(12)	Includes 0.02% for the year ended March 31, 2022 attributable to margin expense on futures, which is not subject to waiver by the adviser.

(13)	Includes 0.00% for the year ended March 31, 2024 attributed to borrowing costs (line of credit fees) which are not subject to waiver by the adviser.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended		Year Ended	Year Ended		Year Ended		Period Ended
	March 31,		March 31,	March 31,		March 31,		March 31,
Class I (SYMIX)	2024		2023	2022		2021		2020 (1)
Net asset value, beginning of period	$11.30		$12.75	$11.44		$9.75		$11.28
Activity from investment operations:
Net investment income (loss) (2)	0.23		0.08	(0.04)		(0.02)		0.07
Net realized and unrealized gain (loss) on investments	0.84		(0.40)	1.38		1.89		(1.33)	(7)
Total from investment operations	1.07		(0.32)	1.34		1.87		(1.26)
Less distributions from:
Net investment income	(0.24)		(1.00)	(0.03)		(0.18)		(0.27)
Net realized gains	—		(0.13)	—		—		—
Total distributions	(0.24)		(1.13)	(0.03)		(0.18)		(0.27)
Net asset value, end of period	$12.13		$11.30	$12.75		$11.44		$9.75
Total return (3)(6)	9.57%		(2.65)%	11.74%		19.37%		(11.47)%
Net assets, at end of period (000s)	$39,785		$48,961	$34,898		$36,619		$30,845
Ratio of gross expenses to average net assets before expense reimbursement (4)(5)	1.92	% (11)	1.70%	2.12	% (10)	2.38	% (9)	2.26	% (8)
Ratio of net expenses to average net assets after expense reimbursement (5)	1.60	% (11)	1.60%	1.76	% (10)	2.01	% (9)	2.00	% (8)
Ratio of net investment income (loss) to average net assets (5)	1.98	% (11)	0.71%	(0.29	)% (10)	(0.21	)% (9)	0.96	% (8)
Portfolio Turnover Rate (6)	329%		362%	189%		121%		133%

(1)	AlphaCentric Symmetry Strategy Fund Class I commenced operations on September 1, 2014 and does not include performance prior to August 8, 2019 when Class I shares were previously shares of a private fund.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(5)	Annualized for periods less than one year.

(6)	Not annualized for periods less than one year.

(7)	As required by SEC standard per share calculation methodology, this represents a rebalancing figure derived from other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the period ended March 31, 2020, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(8)	Includes 0.01% for the period ended March 31, 2020 attributable to margin expense on futures, which is not subject to waiver by the adviser.

(9)	Includes 0.02% for the year ended March 31, 2021 attributable to margin expense on futures, which is not subject to waiver by the adviser.

(10)	Includes 0.02% for the year ended March 31, 2022 attributable to margin expense on futures, which is not subject to waiver by the adviser.

(11)	Includes 0.00% for the year ended March 31, 2024 attributed to borrowing costs (line of credit fees) which are not subject to waiver by the adviser.

AlphaCentric Strategic Income Fund

The following table is intended to help you better understand the Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented.

	Year Ended		Year Ended	Period Ended
	March 31,		March 31,	March 31,
Class A (SIIAX)	2024		2023	2022 (1)
Net asset value, beginning of period	$14.86		$17.67	$18.48
Activity from investment operations:
Net investment income (2)	0.83		0.70	0.40
Net realized and unrealized gain (loss) on investments	1.73		(2.54)	(0.38	) (8)
Total from investment operations	2.56		(1.84)	0.02
Less distributions from:
Net investment income	(1.04)		(0.75)	(0.55)
Net realized gains	—		—	(0.18)
Return of capital	—		(0.22)	(0.10)
Total distributions	(1.04)		(0.97)	(0.83)
Net asset value, end of period	$16.38		$14.86	$17.67
Total return (3)(7)	17.77%		(10.58)%	0.02%
Net assets, at end of period (000s)	$1,257		$467	$246
Ratio of gross expenses to average net assets before expense reimbursement (4)(5)(6)	2.27	% (10)	2.37%	2.37	% (9)
Ratio of net expenses to average net assets after expense reimbursement (5)(6)	1.74	% (10)	1.74%	1.75	% (9)
Ratio of net investment income to average net assets (5)(6)	5.21	% (10)	4.42%	2.64	% (9)
Portfolio Turnover Rate (7)	44%		22%	20%

(1)	The AlphaCentric Strategic Income Fund Class A commenced operations on May 28, 2021.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the adviser not waived and reimbursed a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Annualized for periods less than one year.

(7)	Not annualized for periods less than one year.

(8)	The amount of net realized and unrealized gain on investments per share does not accord with the amounts in the Statements of Operations due to the timing of shareholder subscriptions and redemptions relative to fluctuating net asset values during the year.

(9)	Includes 0.01% for the period ended March 31, 2022 attributed to line of credit fees which are not subject to waiver by the adviser.

(10)	Includes 0.00% for the year ended March 31, 2024 attributed to borrowing costs (line of credit fees) which are not subject to waiver by the adviser.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended		Year Ended	Period Ended
	March 31,		March 31,	March 31,
Class C (SIICX)	2024		2023	2022 (1)
Net asset value, beginning of period	$14.83		$17.64	$18.48
Activity from investment operations:
Net investment income (2)	0.68		0.51	0.21
Net realized and unrealized gain (loss) on investments	1.76		(2.47)	(0.31	) (8)
Total from investment operations	2.44		(1.96)	(0.10)
Less distributions from:
Net investment income	(0.93)		(0.65)	(0.47)
Net realized gains	—		—	(0.18)
Return of capital	—		(0.20)	(0.09)
Total distributions	(0.93)		(0.85)	(0.74)
Net asset value, end of period	$16.34		$14.83	$17.64
Total return (3)(7)	16.88%		(11.24)%	(0.61)%
Net assets, at end of period (000s)	$1,850		$983	$563
Ratio of gross expenses to average net assets before expense reimbursement(4)(5)(6)	3.02	% (10)	3.12%	3.12	% (9)
Ratio of net expenses to average net assets after expense reimbursement (5)(6)	2.49	% (10)	2.49%	2.50	% (9)
Ratio of net investment income to average net assets (5)(6)	4.35	% (10)	3.26%	1.41	% (9)
Portfolio Turnover Rate (7)	44%		22%	20%

(1)	The AlphaCentric Strategic Income Fund Class C commenced operations on May 28, 2021.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the adviser not waived and reimbursed a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Annualized for periods less than one year.

(7)	Not annualized for periods less than one year.

(8)	The amount of net realized and unrealized gain on investments per share does not accord with the amounts in the Statements of Operations due to the timing of shareholder subscriptions and redemptions relative to fluctuating net asset values during the year.

(9)	Includes 0.01% for the period ended March 31, 2022 attributed to line of credit fees which are not subject to waiver by the adviser.

(10)	Includes 0.00% for the year ended March 31, 2024 attributed to borrowing costs (line of credit fees) which are not subject to waiver by the adviser.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended		Year Ended	Period Ended
	March 31,		March 31,	March 31,
Class I (SIIIX)	2024		2023	2022 (1)
Net asset value, beginning of period	$14.89		$17.69	$18.48
Activity from investment operations:
Net investment income (2)	0.83		0.62	0.35
Net realized and unrealized gain (loss) on investments	1.77		(2.42)	(0.29	) (8)
Total from investment operations	2.60		(1.80)	0.06
Less distributions from:
Net investment income	(1.08)		(0.77)	(0.56)
Net realized gains	—		—	(0.18)
Return of capital	—		(0.23)	(0.11)
Total distributions	(1.08)		(1.00)	(0.85)
Net asset value, end of period	$16.41		$14.89	$17.69
Total return (3)(7)	18.00%		(10.29)%	0.23%
Net assets, at end of period (000s)	$53,708		$46,511	$45,539
Ratio of gross expenses to average net assets before expense reimbursement (4)(5)(6)	2.02	% (10)	2.12%	2.12	% (9)
Ratio of net expenses to average net assets after expense reimbursement (5)(6)	1.49	% (10)	1.49%	1.50	% (9)
Ratio of net investment income to average net assets (5)(6)	5.30	% (10)	3.91%	2.25	% (9)
Portfolio Turnover Rate (7)	44%		22%	20%

(1)	The AlphaCentric Strategic Income Fund Class I commenced operations on August 1, 2011 and financial highlights above does not include performance prior to May 28, 2021 when Class I shares were previously shares of a private fund.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the adviser not waived and reimbursed a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Annualized for periods less than one year.

(7)	Not annualized for periods less than one year.

(8)	The amount of net realized and unrealized gain on investments per share does not accord with the amounts in the Statements of Operations due to the timing of shareholder subscriptions and redemptions relative to fluctuating net asset values during the year.

(9)	Includes 0.01% for the period ended March 31, 2022 attributed to line of credit fees which are not subject to waiver by the adviser.

(10)	Includes 0.00% for the year ended March 31, 2024 attributed to borrowing costs (line of credit fees) which are not subject to waiver by the adviser.

APPENDIX A:

INTERMEDIARY-SPECIFIC SALES CHARGE REDUCTIONS AND WAIVERS

Specific intermediaries may have different policies and procedures regarding the availability of sales charge reductions and waivers, which are discussed below. In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers.

The information below was provided by the Financial Intermediary. The Fund is not responsible for the accuracy of the information.

MERRILL LYNCH

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

●	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

●	Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents).

●	Shares purchased through a Merrill Lynch affiliated investment advisory program.

●	Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers.

●	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform.

●	Shares of funds purchased through the Merrill Edge Self-Directed platform.

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

●	Shares exchanged from Class C (i.e., level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers.

●	Employees and registered representatives of Merrill Lynch or its affiliates and their family members.

●	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus.

●	Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement.

CDSC Waivers on A, B and C Shares available at Merrill Lynch

●	Death or disability of the shareholder,

●	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.

●	Return of excess contributions from an IRA Account

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

●	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch.

●	Shares acquired through a right of reinstatement.

●	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only).

●	Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers.

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

●	Breakpoints as described in this prospectus.

●	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

●	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time.

RBC CAPITAL MARKETS, LLC (“RBC”)

Front-end Sales Load Waivers on Class A Shares available at RBC

●	Employer-sponsored retirement plans.

RAYMOND JAMES & ASSOCIATES, INC., RAYMOND JAMES FINANCIAL SERVICES, INC. & EACH ENTITY’S AFFILIATES (“Raymond James”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

●	Shares purchased in an investment advisory program.

●	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

●	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

●	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

●	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

●	Death or disability of the shareholder.

●	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

●	Return of excess contributions from an IRA Account.

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.

●	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

●	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

●	Breakpoints as described in this prospectus.

●	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

●	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

JANNEY MONTGOMERY SCOTT LLC (Income Opportunities Fund, Premium Opportunity Fund and Robotics and Automation Fund only)

Effective May 1, 2020, if you purchase fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

●	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

●	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

●	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

●	Shares acquired through a right of reinstatement.

●	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

●	Shares sold upon the death or disability of the shareholder.

●	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.

●	Shares purchased in connection with a return of excess contributions from an IRA account.

●	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the fund’s Prospectus.

●	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

●	Shares acquired through a right of reinstatement.

●	Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

●	Breakpoints as described in the fund’s Prospectus.

●	Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

●	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*	Also referred to as an “initial sales charge.”

STIFEL, NICOLAUS & COMPANY, INCORPORATED (“Stifel”)

Effective July 1, 2020, shareholders purchasing Fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.

Front-end Sales Load Waiver on Class A Shares

●	Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same Fund pursuant to Stifel’s policies and procedures.

All other sales charge waivers and reductions described elsewhere in the Fund’ Prospectus or SAI still apply.

ROBERT W. BAIRD & CO. (“Baird”)

Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-End Sales Charge Waivers on Investors A-shares Available at Baird

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

●	Shares purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird

●	Shares purchased using the proceeds of redemptions from a xxxx Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

●	A shareholder in the Funds Investor C Shares will have their share converted at net asset value to Investor A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

●	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Investor A and C shares Available at Baird

●	Shares sold due to death or disability of the shareholder

●	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

●	Shares bought due to returns of excess contributions from an IRA Account

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus

●	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

●	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

●	Breakpoints as described in this prospectus

●	Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of xxxx assets held by accounts within the purchaser’s household at Baird. Eligible xxxx assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

●	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of xxxx through Baird, over a 13-month period of time

MORGAN STANLEY WEALTH MANAGEMENT

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management (“Morgan Stanley”) transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Funds’ Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley

●	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

●	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

●	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

●	Shares purchased through a Morgan Stanley self-directed brokerage account

●	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

●	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

The information disclosed in the appendix is part of, and incorporated in, the prospectus

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. August 2021

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●    Social Security number and wire transfer instructions

●    account transactions and transaction history

●    investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you:

●  open an account or deposit money

●  direct us to buy securities or direct us to sell your securities

●  seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●  sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●  affiliates from using your information to market to you.

●  sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust doesn’t jointly market.

	Alpha Centric	844-223-8637
	Catalyst	866-447-4228
QUESTIONS?	Day Hagan	877-329-4246
CALL	Empiric	888-839-7424
	Eventide	877-771-3836
	JAG	855-552-4596

FOR MORE INFORMATION

Several additional sources of information are available to you. The Statement of Additional Information (“SAI”), incorporated into this Prospectus by reference, contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Funds’ affiliates. Annual and semi-annual reports contain management’s discussion of market conditions and investment strategies that significantly affected each Fund’s performance results as of the Fund’s latest semi-annual or annual fiscal year end.

Call the Funds at 1-844-ACFUNDS (1-844-223-8637) to request free copies of the SAI, the annual report and the semi-annual report, to request other information about the Funds and to make shareholder inquiries. You may also obtain this information from the Funds’ internet site at www.AlphaCentricFunds.com.

You may obtain reports and other information about the Funds on the EDGAR Database on the SEC’s Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act File No. 811-21872

STATEMENT OF ADDITIONAL INFORMATION

August 1, 2024

MUTUAL FUND SERIES TRUST

AlphaCentric Income Opportunities Fund

Class A: IOFAX Class C: IOFCX Class I: IOFIX

AlphaCentric LifeSci Healthcare Fund

Class A: LYFAX Class LYFCX Class I: LYFIX

AlphaCentric Premium Opportunity Fund

Class A: HMXAX Class C: HMXCX Class I: HMXIX

AlphaCentric Robotics and Automation Fund

Class A: GNXAX Class C: GNXCX Class I: GNXIX

AlphaCentric Symmetry Strategy Fund

Class A: SYMAX Class C: SYMAX Class I: SYMAX

AlphaCentric Strategic Income Fund

Class A: SIIAX Class C: SIICX Class I: SIIIX

4221 North 203rd Street, Suite 100

Elkhorn, Nebraska 68022

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of the AlphaCentric Income Opportunities Fund (“Income Opportunities Fund”), AlphaCentric LifeSci Healthcare Fund (“LifeSci Healthcare Fund”), AlphaCentric Premium Opportunity Fund (“Premium Opportunity Fund”), AlphaCentric Robotics and Automation Fund (“Robotics and Automation Fund”), AlphaCentric Symmetry Strategy Fund (“Symmetry Strategy Fund”) and AlphaCentric Strategic Income Fund (“Strategic Income Fund”), (each a “Fund” and as defined and collectively the “Funds”) dated August 1, 2024. Each Fund is a separate series of Mutual Fund Series Trust (the “Trust”), an open-end management company organized as an Ohio business trust. The Funds’ Annual Report to shareholders for the fiscal year ended March 31, 2024 is incorporated herein by reference and is available on the Funds’ website www.AlphaCentricFunds.com. This SAI has been incorporated in its entirety into the Prospectus. Copies of the Prospectus and Annual and Semi-Annual Reports may be obtained at no charge from the Trust by writing to the above address or calling 1-844-ACFUNDS (1-844-223-8637).

MUTUAL FUND SERIES TRUST	1
INVESTMENT RESTRICTIONS	1
OTHER INVESTMENT POLICIES	3
ADDITIONAL INFORMATION ABOUT INVESTMENTS AND RISKS	3
DISCLOSURE OF PORTFOLIO HOLDINGS	20
TRUSTEES AND OFFICERS	21
PRINCIPAL SHAREHOLDERS	27
ADVISOR AND SUB-ADVISORS	37
CODE OF ETHICS	45
TRANSFER AGENT, FUND ACCOUNTING AGENT AND ADMINISTRATOR	46
COMPLIANCE SERVICES	47
CUSTODIAN	48
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	48
COUNSEL	48
DISTRIBUTOR	48
ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES	51
PROXY VOTING POLICY	52
PORTFOLIO TURNOVER	53
PORTFOLIO TRANSACTIONS	53
Purchase and Redemption of Shares	55
Reduction of Up-Front Sales Charge on Class A Shares	55
Waivers of Up-Front Sales Charge on Class A Shares	56
Exchange Privilege	56
NET ASSET VALUE	57
TAX INFORMATION	58
INVESTMENTS IN FOREIGN SECURITIES	59
BACKUP WITHHOLDING	59
FOREIGN SHAREHOLDERS	60
FINANCIAL STATEMENTS	60
Appendix A	61
Appendix B	63
Appendix C	84
Appendix D	86
Appendix E	89
Appendix F	91
Appendix G	95

MUTUAL FUND SERIES TRUST

The Trust (formerly known as Catalyst Funds), an Ohio business trust, is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company (or mutual fund). The Trust was formed by an Agreement and Declaration of Trust on February 27, 2006. The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Symmetry Strategy Fund and the Strategic Income Fund are separate non-diversified series of the Trust. The Income Opportunities Fund, Premium Opportunity Fund, LifeSci Healthcare Fund, and Robotics and Automation Fund, are each diversified series of the Trust. There are currently several other series (or funds) of the Trust and additional series may be created by the Board from time to time.

AlphaCentric Advisors LLC (“AlphaCentric” or the “Advisor”) acts as the investment advisor to the Funds.

Garrison Point Capital, LLC (“Garrison Point” or a “Sub-Advisor”) acts as the investment sub-advisor to the Income Opportunities Fund.

LifeSci Fund Management LLC (“LifeSci” or a “Sub-Advisor”) acts as the investment sub-advisor to the LifeSci Healthcare Fund.

Contego Capital Group, Inc. (“Contego” or a “Sub-Advisor”) acts as the investment sub-advisor to Robotics and Automation Fund.

Mount Lucas Management LP (“Mount Lucas” or a “Sub-Advisor”) acts as an investment sub-advisor to the Symmetry Strategy Fund.

Goshen Rock Capital, LLC (“GRC” or a “Sub-Advisor”) acts as the investment sub-advisor to the Strategic Income Fund.

The Trust does not issue share certificates. All shares are held in non-certificate form registered on the books of the Trust and the Trust’s transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Board. The shares do not have cumulative voting rights or any pre-emptive or conversion rights, and the Board has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. There can be no assurance that a series will grow to an economically viable size, in which case the Board may determine to liquidate the series at a time that may not be opportune for shareholders. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Board in such manner as the Board determines to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Each Fund offers three classes of shares: Class A, Class C and Class I Shares. Each share class represents an interest in the same assets of a Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental policies of the Funds and cannot be changed unless the change is approved by the lesser of (a) 67% or more of the shares present at a meeting of shareholders if the holders of more than 50% of the outstanding voting shares of that Fund are present or represented by proxy or (b) more than 50% of the outstanding voting shares of that Fund.

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As a matter of fundamental policy, each Fund, except where otherwise noted, may not:

(a)        borrow money, except as permitted under the Investment Company Act of 1940, as amended (the “1940 Act”) *, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(b)        issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(c)        engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(d)        purchase or sell real estate, which does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities;

(e)        purchase or sell physical commodities or forward contracts relating to physical commodities;

(f)        make loans to others, except (a) where each loan is represented by a note executed by the borrower, (b) through the purchase of debt securities in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement, in a manner consistent with the Fund’s investment policies or as otherwise permitted under the 1940 Act, is deemed to be a loan, and (d) by loaning portfolio securities; and

(g)       invest 25% or more of its total assets in a particular industry or group of industries except that: the Income Opportunities Fund will invest more than 25% of its net assets in residential mortgage-backed securities (agency and non-agency) and commercial mortgage-backed securities; the LifeSci Healthcare Fund will invest more than 25% of its net assets in biotech and pharmaceutical, health care facilities and services, and medical equipment and devices industries, collectively; and the Robotics and Automation Fund will invest more than 25% of its net assets in the machinery and electrical equipment industries, collectively, and will separately invest more than 25% of its net assets in the healthcare equipment and supplies and healthcare technology industries, collectively. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto. The Fund will consider the investments of underlying investment companies when determining its compliance with this restriction.

(h)        (Income Opportunities Fund, Premium Opportunity Fund, LifeSci Healthcare Fund and Robotics and Automation Fund Only) with respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result (i) more than 5% of the Fund’s total assets would be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

*       The 1940 Act limits a Fund’s ability to borrow money, prohibiting the Fund from issuing senior securities, except the Fund may borrow from any bank provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%.

With respect to interpretations of the SEC or its staff described in paragraph (b) above, the SEC and its staff have identified various securities trading practices and derivative instruments used by mutual funds that give rise to potential senior security issues under Section 18(f) of the 1940 Act. However, rather than rigidly deeming all such practices as impermissible forms of issuing a “senior security” under Section 18(f), the SEC has adopted Rule 18f-4 under the 1940 Act, which permits a Fund to enter into derivatives transactions and certain similar transactions notwithstanding the prohibitions and restrictions on the issuance of senior securities under Section 18(f) of the 1940 Act, subject to the conditions of the Rule.

Rule 18f-4 imposes limits on the amount of derivatives a Fund can enter into, eliminates the asset segregation framework previously used by the Funds to comply with Section 18 of the 1940 Act, treats derivatives as senior securities and requires a Fund to maintain a comprehensive derivative risk management program and appoint a derivatives risk manager if its exposure to derivatives is above a specified amount.

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OTHER INVESTMENT POLICIES

The investment policies set forth below are not fundamental and may be changed by the Board without the approval of the shareholders of the Funds:

With respect to each Fund:

(a)       No Fund will purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving futures contracts, and other permitted investments and techniques;

(b)       No Fund will purchase any security while borrowings (including reverse repurchase transactions) representing more than one third of its total assets are outstanding.

(c)       No Fund will mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with permitted borrowings. The Fund shall maintain asset coverage of 300% of all borrowing. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales, securities lending and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

(d)       Under normal market conditions, the Robotics & Automation Fund will invest at least 80% of its net assets plus any borrowings for investment purposes, in companies involved in robotics-related and/or automation-related products and/or services.

If a restriction on a Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

Pursuant to Rule 22e-4, a Fund will not invest more than 15% of its net assets in investments for which there are legal or contractual restrictions on resale and other illiquid investments. Rule 144A investments with registration rights are not considered to be illiquid. If illiquid investments exceed 15% of a Fund’s net assets, the Fund will take corrective action consistent with Rule 22e-4.

Temporary Defensive Positions

From time to time, a Fund may take temporary defensive positions, which are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, a Fund may hold all or a portion of its assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers’ acceptances, commercial paper, money market funds and repurchase agreements. If a Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative advisory fees. Although a Fund would do this only in seeking to avoid losses, the Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. A Fund also may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

ADDITIONAL INFORMATION ABOUT INVESTMENTS AND RISKS

Unless restricted by the fundamental policies of any Fund, the following policies supplement the investment objective and policies of the Funds as set forth in the Prospectus.

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Common Stocks. The Funds may invest in common stocks, which include the common stock of any class or series of domestic or foreign corporations or any similar equity interest, such as a trust or partnership interest. These investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company’s capital structure. The Funds may also invest in warrants and rights related to common stocks.

Investments in Small and Unseasoned Companies. Unseasoned and small companies may have limited or unprofitable operating histories, limited financial resources, and inexperienced management. In addition, they often face competition from larger or more established firms that have greater resources. Securities of small and unseasoned companies are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. To dispose of these securities, a Fund may need to sell them over an extended period or below the original purchase price. Investments by a Fund in these small or unseasoned companies may be regarded as speculative.

Securities of Other Investment Companies. The Funds may invest in securities issued by other investment companies. Each Fund intends to limit its investments in accordance with applicable law or as permitted by Rule 12d1-4 under the 1940 Act. Among other things, such law limits these investments so that, as determined immediately after a securities purchase is made by a Fund: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company (the “5% Limitation”); (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group (the “10% Limitation”); (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund (the “3% Limitation”); and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned by the Fund together with all other investment companies that have the same advisor. Under certain sets of conditions, different sets of restrictions may be applicable. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their Shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne directly by the Funds’ shareholders.

The Funds intend to rely on Section 12(d)(1)(F) and Rule 12d1-4 under the 1940 Act which in conjunction with one another allow registered investment companies to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by the Financial Industry Regulatory Authority (“FINRA”) for funds of funds and the registered investment company “mirror votes” any securities purchased pursuant to Section 12(d)(1)(F).

Exchange Traded Funds. Each Fund may invest in a range of ETFs. An ETF is an investment company that offers investors a proportionate share in a portfolio of stocks, bonds, commodities, currencies or other securities. Like individual equity securities, ETFs are traded on a stock exchange and can be bought and sold throughout the day. Traditional ETFs attempt to achieve the same investment return as that of a particular market index, such as the S&P 500 Index. To mirror the performance of a market index, an ETF invests either in all of the securities in the index or a representative sample of securities in the index. Some ETFs also invest in futures contracts or other derivative instruments to track their benchmark index. Unlike traditional indexes, which generally weight their holdings based on relative size (market capitalization), enhanced or fundamentally weighted indexes use weighting structures that include other criteria such as earnings, sales, growth, liquidity, book value or dividends. Some ETFs also use active investment strategies instead of tracking broad market indexes. Investments in ETFs are considered to be investment companies, see “Securities of Other Investment Companies” above.

When a Fund invests in ETFs, it is subject to the specific risks of the underlying investment of the ETF. These risks could include those associated with small companies, illiquidity risk, sector risk, foreign and emerging market risk, short selling, leverage as well as risks associated with fixed income securities, real estate investments, and commodities. ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices or sector they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices.

When a Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If a Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, a Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.

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Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which each Fund may be more heavily invested will vary.

To offset the risk of declining security prices, the Funds may invest in inverse ETFs.  Inverse ETFs are funds designed to rise in price when stock prices are falling.   Inverse ETF index funds seek to provide investment results that will match a certain percentage of the inverse of the performance of a specific benchmark on a daily basis.  For example, if an inverse ETFs current benchmark is the inverse of the Russell 2000 Index and the ETF meets its objective, the value of the ETF will tend to increase on a daily basis when the value of the underlying index decreases (e.g., if the Russell 2000 Index goes down 5% then the inverse ETF’s value should go up 5%).  ETFs or inverse ETFs may employ leverage, which magnifies the changes in the underlying stock index upon which they are based.  Any strategy that includes inverse or leveraged securities could cause a Fund to suffer significant losses.

Closed-End Investment Companies. The Funds may invest in “closed-end” investment companies (or “closed-end funds”), subject to the investment restrictions set forth below. The Funds, together with any company or companies controlled by the Funds, and any other investment companies having a sub-adviser as an investment adviser, may purchase only up to 10% of the total outstanding voting stock of any closed-end fund. Typically, the common shares of closed-end funds are offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission. Such securities are then listed for trading on a national securities exchange or in the over-the-counter markets. Because the common shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Funds), investors seek to buy and sell common shares of closed-end funds in the secondary market. The common shares of closed-end funds may trade at a price per share which is more or less than the net asset value (“NAV”) per share, the difference representing the “market premium” and the “market discount” of such common shares, respectively. The Funds may also acquire shares of closed-end funds in reliance upon Rule 12d1-4.

There can be no assurance that a market discount on common shares of any closed-end fund will ever decrease. In fact, it is possible that this market discount may increase, and a Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of that Fund’s shares. Similarly, there can be no assurance that the common shares of closed-end funds which trade at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by a Fund. The Funds may also invest in preferred shares of closed-end funds.

Investors in the Funds should recognize that they may invest directly in closed-end funds and that by investing in closed-end funds indirectly through the Funds they will bear not only their proportionate share of the expenses of the Funds (including operating costs and investment advisory and administrative fees) but also, indirectly, similar fees of the underlying closed-end funds. An investor may incur increased tax liabilities by investing in the Funds rather than directly in the underlying funds.

Business Development Companies (BDCs) and Special Purpose Acquisition Companies (SPACs). The Funds may invest in BDCs and SPACs. Federal securities laws impose certain restraints upon the organization and operations of BDCs and SPACs. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or in thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt instruments that mature in one year or less. SPACs typically hold 85% to 100% of the proceeds raised from their IPO in trust to be used at a later date for a merger or acquisition. The SPAC must sign a letter of intent for a merger or acquisition within 18 months of the IPO. Otherwise, it will be forced to dissolve and return the assets held in the trust to the public stockholders. However, if a letter of intent is signed within 18 months, the SPAC can close the transaction within 24 months. In addition, the target of the acquisition must have a fair market value that is equal to at least 80% of the SPAC’s assets at the time of acquisition and a majority of shareholders voting must approve this combination with no more than 20% of the shareholders voting against the acquisition and requesting their money back. When a deal is proposed, a shareholder can stay with the transaction by voting for it or elect to sell his shares in the SPAC if voting against it. SPACs are more transparent than private equity as they may be subject to certain SEC regulations, including registration statement requirements under the Securities Act of 1933 and 10-K, 10-Q and 8-K financial reporting requirements. Since SPACs are publicly traded, they provide limited liquidity to an investor (i.e., investment comes in the form of common shares and warrants which can be traded). Other than the risks normally associated with IPOs, the risks borne by a SPAC’s public shareholders include limited liquidity of their securities (as shares are generally thinly traded), loss of 0-15% of their investments (resulting from the SPACs operating costs) if no deals are made and lack of investment diversification as assets are invested in a single company.

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Options on Securities. Each Fund may purchase put or call options on equity securities (including securities of ETFs). Each Fund may also write call options and put options on stocks only if they are covered, as described below, and such options must remain covered so long as the Fund is obligated as a writer. Option transactions can be executed either on a national exchange or through a private transaction with a broker-dealer (an “over-the-counter” transaction). Each Fund may write (sell) “covered” call options and purchase options in a spread to hedge (cover) written options, and to close out options previously written by it.

A call option gives the holder (buyer) the “right to purchase” a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer (seller) of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. To secure the obligation to deliver the underlying security upon exercise of a call option subject to the Options Clearing Corporation (“OCC”), a writer is required to deposit in escrow the underlying security or other assets in accordance with OCC rules.

The purpose of writing covered call options is to generate additional premium income for a Fund. This premium income will serve to enhance a Fund’s total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which, in the opinion of the Advisor, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the particular Fund.

A Fund may write only call options that are “covered”. A call option is “covered” if the Fund either owns the underlying security or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that security on the same economic terms. If a Fund writes a call option, the purchaser of the option has the right to buy (and the Fund has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The initial amount paid to a Fund by the purchaser of the option is the “premium”. A Fund’s obligation as the writer of a call option to deliver the underlying security against payment of the exercise price will terminate either upon expiration of the option or earlier if the Fund is able to effect a “closing purchase transaction” through the purchase of an equivalent option. There can be no assurance that a closing purchase transaction can be effected at any particular time or at all. A Fund would not be able to effect a closing purchase transaction after it had received notice of exercise. Fund securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with a Fund’s investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Funds will not do), but capable of enhancing a Fund’s total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, a Fund has no control over when the Fund may be required to sell the underlying securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

The premium received is the market value of an option. The premium a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. Once the decision to write a call option has been made, the Advisor, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for such option. The premium received by a Fund for writing covered call options will be recorded as a liability in the Fund’s statement of assets and liabilities. This liability will be adjusted daily to the option’s current market value which is the mean of the closing bid and asked prices, after closing rotation is completed (i.e., after such closing prices are computed, currently at 4:02 p.m. and 4:15 p.m., depending on the type of contract), the closing prices as of the time at which the net asset value per share of the Fund is computed (the close of the New York Stock Exchange). The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date

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or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, the Fund will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect such closing transactions at a favorable price. If a Fund cannot effect such a closing transaction, the Fund may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. A Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to the Fund, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. It is possible that the cost of effecting a closing transaction may be greater than the premium received by a Fund for writing the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the purchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

In order to write a call option, a Fund is required to comply with OCC rules and the rules of the various exchanges with respect to collateral requirements.

A Fund may also purchase put options so long as they are listed on an exchange. If a Fund purchases a put option, it has the option to sell the subject security at a specified price at any time during the term of the option.

Purchasing put options may be used as a portfolio investment strategy when the Advisor perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a stock that the Advisor feels has strong fundamentals, but for some reason may be weak in the near term, it may purchase a listed put on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put option’s strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security. If, during the period of the option the market price for the underlying security remains at or above the put option’s strike price, the put will expire worthless, representing a loss of the price a Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

A Fund may write put options on a fully covered basis on a stock the Fund intends to purchase. If a Fund writes a put option, the purchaser of the option has the right to sell (and the Fund has the obligation to buy) the underlying security at the exercise price throughout the term of the option. The initial amount paid to a Fund by the purchaser of the option is the “premium”. A Fund’s obligation to purchase the underlying security against payment of the exercise price will terminate either upon expiration of the option or earlier if the Fund is able to effect a “closing purchase transaction” through the purchase of an equivalent option. There can be no assurance that a closing purchase transaction can be effected at any particular time or at all.

A Fund may purchase a call option or sell a put option on a stock (including securities of ETFs) it may purchase at some point in the future. The purchase of a call option or sale of a put option is viewed as an alternative to the purchase of the actual stock. The number of option contracts purchased multiplied by the exercise price times the option multiplier will normally not be any greater than the number of shares that would have been purchased had the underlying security been purchased. If a Fund purchases a call option, it has the right but not the obligation to purchase (and the seller has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The initial amount paid by a Fund to the seller of the call option is known as the “premium”. If during the period of the option the market price of the underlying security remains at or below the exercise price, a Fund will be able to purchase the security at the lower market price. The profit or loss a Fund may realize on the eventual sale of a security purchased by means of the exercise of a call option will be reduced by the premium paid for the call option. If, during the period of the call option, the market price for the underlying security is at or below the call option’s strike price, the call option will expire worthless, representing a loss of the price a Fund paid for the call option, plus transaction costs.

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Stock Index Options. A Fund will write call options on stock indexes only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts.

Transactions in Stock Options. Purchase and sales of options involves the risk that there will be no market in which to effect a closing transaction. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series or if the transaction was an over-the-counter transaction, through the original broker-dealer. Although a Fund will generally buy and sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. If the Fund, as a covered call or put option writer, is unable to effect an offsetting closing transaction in a secondary market, it will, for a call option it has written, not be able to sell the underlying security until the call option expires and, for a put option it has written, not be able to avoid purchasing the underlying security until the put option expires.

Options on Stock Indexes. Each Fund’s purchase and sale of options on stock indexes will be subject to risks described above under “Transactions in Stock Options”. In addition, the distinctive characteristics of options on stock indexes create certain risks that are not present with stock options.

Since the value of a stock index option depends upon the movements in the level of the stock index, rather than the price of a particular stock, whether a Fund will realize a gain or loss on the purchase or sale of an option on a stock index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on stock indexes is subject to the Advisor’s ability to correctly predict movements in the direction of the stock market generally or of a particular industry or market segment. This requires skills and techniques different from predicting changes in the price of individual stocks.

Stock index prices may be distorted if trading of certain stocks included in the stock index is interrupted. Trading in the stock index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the stock index. If this occurred, a Fund would not be able to close out options that it had purchased or written and, if restrictions on exercise were imposed, might not be able to exercise an option that it was holding, which could result in substantial losses to the Fund. It is the policy of each Fund to purchase or write options only on stock indexes that include a number of stocks sufficient to minimize the likelihood of a trading halt in the stock index, for example, the S&P 100 or S&P 500 index option.

Although the markets for certain stock index option contracts have developed rapidly, the markets for other stock index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all stock index option contracts. Fund will not purchase or sell stock index option contracts unless and until, in the Advisor’s opinion, the market for such options has developed sufficiently that the risk in connection with these transactions is no greater than the risk in connection with options on stock.

Hedging. Hedging is a means of transferring risk that an investor does not wish to assume during an uncertain market environment. The Funds are permitted to enter into these transactions solely: (a) to hedge against changes in the market value of portfolio securities and against changes in the market value of securities intended to be purchased, (b) to close out or offset existing positions, or (c) to manage the duration of a portfolio’s fixed income investments.

Hedging activity in a Fund may include buying or selling (writing) put or call options on stocks, shares of ETFs or stock indexes, entering into stock index futures contracts or buying or selling options on stock index futures contracts or financial futures contracts, such as futures contracts on U.S. Treasury securities and interest related indices, and options on financial futures. The Fund will buy or sell options on stock index futures traded on a national exchange or board of trade and options on securities and on stock indexes traded on national securities exchanges or through private transactions directly with a broker-dealer. The Fund may hedge a portion of its portfolio by selling stock index futures contracts or purchasing puts on these contracts to limit exposure to an actual or anticipated market decline. A Fund may hedge against fluctuations in currency exchange rates, in connection with its investments in foreign securities, by purchasing foreign forward currency exchange contracts. All hedging transactions must be appropriate for reduction of risk and they cannot be for speculation.

The Funds may engage in transactions in futures contracts and options on futures contracts.

Regulation as a Commodity Pool Operator. The Advisor, on behalf of Robotics and Automation Fund, has filed with the National Futures Association (“NFA”), a notice claiming an exclusion from the definition of the term “commodity

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pool operator” under the Commodity Exchange Act, as amended (“CEA”), and the rules of the Commodity Futures Trading Commission (“CFTC”) promulgated thereunder, with respect to each Fund’s operations.  Accordingly, the Funds are not currently subject to registration or regulation as a commodity pool operator. Premium Opportunity Fund and Symmetry Strategy Fund are each a “commodity pool” under the CEA, and the Advisor is registered as a “commodity pool operator” with CFTC and is a member of the NFA. As a registered commodity pool operator with respect to Premium Opportunity Fund and Symmetry Strategy Fund, the Advisor must comply with various regulatory requirements under the CEA, and the rules and regulations of the CFTC and the NFA, including investor protection requirements, antifraud prohibitions, disclosure requirements, and reporting and recordkeeping requirements. The Advisor is also subject to periodic inspections and audits by the CFTC and NFA.

Convertible Securities. The Funds may invest in convertible securities, including debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time. They also entitle the holder to receive interest or dividends until the holder elects to exercise the conversion privilege.

The terms of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holder’s claims on assets and earnings are generally subordinate to the claims of other creditors, and senior to the claims of preferred and common stockholders. In the case of convertible preferred stock, the holder’s claims on assets and earnings are subordinate to the claims of all creditors and are senior to the claims of common stockholders. As a result of their ranking in a company’s capitalization, convertible securities that are rated by nationally recognized statistical rating organizations (“NRSROs”) are generally rated below other obligations of the company and many convertible securities are not rated.

Preferred Stock. The Funds may invest in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of the preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

Warrants. The Funds may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a certain date or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor’s risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

United States Government Obligations. The Funds may invest in obligations issued or guaranteed by the United States Government, or by its agencies or instrumentalities. Obligations issued or guaranteed by federal agencies or instrumentalities may or may not be backed by the “full faith and credit” of the United States. Securities that are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds, and obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal National

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Mortgage Association and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency.

Foreign Government Obligations. The Funds may invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in United States dollars or in another currency. See “Foreign Investment” below.

Bank Obligations. Each Fund may invest in bank obligations such as bankers’ acceptances, certificates of deposit, and time deposits.

Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments will be in bankers’ acceptances guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Commercial Paper. Commercial paper consists of unsecured promissory notes, including master notes, issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Master notes, however, are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed.

Master notes are governed by agreements between the issuer and the Advisor acting as agent, for no additional fee, in its capacity as Advisor to a Fund and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from accounts maintained with or managed by the Advisor or its affiliates pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Advisor, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Treasury bill auction rate, the rate on master notes is subject to change. Repayment of master notes to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Advisor. Master notes typically are not rated by credit rating agencies.

The Funds may purchase commercial paper consisting of issues rated at the time of purchase within the three highest rating categories by an NRSRO. The Funds may also invest in commercial paper that is not rated but is determined by the Advisor, under guidelines established by the Board, to be of comparable quality.

Other Fixed Income Securities. Other fixed income securities in which the Funds may invest include nonconvertible preferred stocks and nonconvertible corporate debt securities.

The Funds may invest in short-term investments (including repurchase agreements “collateralized fully,” as provided in Rule 2a-7 under the 1940 Act; interest-bearing or discounted commercial paper, including dollar denominated commercial paper of foreign issuers; and any other taxable and tax-exempt money market instruments, including variable rate demand notes, that are “Eligible Securities” as defined in Rule 2a-7 under the 1940 Act).

Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic readjustments in the interest rate according to the terms of the instrument. They are also referred to as variable rate demand notes. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time or during specified periods not exceeding one year, depending upon the instrument involved, and may resell the note at any time to a third party. The Advisor will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

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Variable and Floating Rate Notes. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies. These notes must satisfy the same quality standards as commercial paper investments. Unrated variable and floating rate notes purchased by a Fund must be determined by the Advisor under guidelines approved by the Board to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund’s investment policies. In making such determinations, the Advisor will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, a Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and a Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

Foreign Investments. The Funds may invest in certain obligations or securities of foreign issuers. Certain of these investments may be in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), other similar depositary receipts, and ETFs or other investment companies that invest in foreign securities, Yankee Obligations, and U.S. dollar-denominated securities issued by foreign branches of U.S. and foreign banks. Foreign investments may subject a Fund to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, possible seizure, nationalization, or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source or other taxes, and the adoption of other foreign governmental restrictions.

Additional risks include less publicly available information, less government supervision and regulation of foreign securities exchanges, brokers and issuers, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and that therefore many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and brokerage costs may be higher. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. Certain of these investments may subject the Funds to currency fluctuation risks.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of a Fund’s income which may reduce the net return on non-U.S. investments as compared to income received from a U.S. issuer, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of the Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian’s bankruptcy.

In addition, there may be less publicly-available information about a non-U.S. issuer than about a U.S. issuer, and non-U.S. issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets.

Finally, in the event of a default of any such foreign obligations, it may be more difficult for a Fund to obtain or enforce a judgment against the issuers of such obligations. The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund. For example, a Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some

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instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

Depositary Receipts. Each Fund’s investments may include securities of foreign issuers in the form of sponsored or unsponsored ADRs, GDRs and EDRs. ADRs are depositary receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, depositary receipts in registered form are designed for use in the United States securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Ownership of unsponsored depositary receipts may not entitle a Fund to financial or other reports from the issuer of the underlying security, to which it would be entitled as the owner of sponsored depositary receipts.

Emerging Markets. Each Fund may invest in securities of issuers located in “emerging markets” (lesser developed countries located outside of the U.S.) or ETFs or other investment companies that invest in emerging market securities. Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. For example, many investments in emerging markets experienced significant declines in value due to political and currency volatility in emerging markets countries during the latter part of 1997 and the first half of 1998. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

When-Issued and Delayed Delivery Securities. The Funds may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no interest or income accrues to a Fund until settlement. When entering into a when-issued or delayed delivery transaction, a Fund will rely on the other party to consummate the transaction; if the other party fails to do so, the Fund may be disadvantaged. It is the current policy of the Funds not to enter into when-issued commitments exceeding in the aggregate 25% of the market value of a Fund’s total assets, less liabilities other than the obligations created by these commitments.

Lower Rated or Unrated Securities. Securities rated Baa by Moody’s or BBB by S&P or lower, or deemed of comparable quality by the advisor, may have speculative characteristics. Securities rated below investment grade, i.e., below Baa or BBB, or deemed of comparable quality by the Advisor, have higher yields but also involve greater risks than higher rated securities. Under guidelines used by rating agencies, securities rated below investment grade, or deemed of comparable quality, have large uncertainties or major risk exposures in the event of adverse conditions, which features outweigh any quality and protective characteristics. Securities with the lowest ratings are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of such securities held by a Fund with a commensurate effect on the value of its shares.

The secondary market for lower rated securities is not as liquid as that for higher rated securities. This market is concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and investment companies. In addition, the trading market for lower rated securities is generally lower than that for higher-rated securities, and that for which the secondary markets could under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on a Fund’s ability to dispose of these securities and may limit its ability to obtain accurate market quotations for purposes of determining the value of its assets. If a Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value its portfolio, requiring them to rely more on judgment. Less liquid secondary markets may also affect a Fund’s ability to sell securities at their fair value. Each Fund may invest up to 15% of its net assets, measured at the time of investment, in illiquid investments, which may be more difficult to

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value and to sell at fair value. If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of a Fund’s assets invested in illiquid investments may increase.

In the case of corporate debt securities, while the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. Price volatility in these securities will be reflected in a Fund’s share value. In addition, such securities generally present a higher degree of credit risk. Issuers of these securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

A description of the quality ratings of certain NRSROs is contained in Appendix A.

Zero Coupon Securities. The Funds may invest in “zero coupon” U.S. Treasury, foreign government and U.S. and foreign corporate convertible and nonconvertible debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. Each Fund anticipates that it will not normally hold zero coupon securities to maturity. Redemption of shares of the Fund that require it to sell zero coupon securities prior to maturity may result in capital gains or losses that may be substantial. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. Such accrued discount will be includible in determining the amount of dividends a Fund must pay each year and, in order to generate cash necessary to pay such dividends, a Fund may liquidate portfolio securities at a time when it would not otherwise have done so.

Forward Foreign Currency Exchange Contracts. A Fund may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities. A forward contract may be used by a Fund only to hedge against possible variations in exchange rates of currencies in countries in which it may invest. A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Futures Contracts. A Fund may invest in futures contracts and options thereon (stock index futures contracts, exchange traded Bitcoin and Ethereum futures contracts, interest rate futures contracts or currency futures contracts or options thereon). When a futures contract is executed, each party deposits with a futures commission merchant (“FCM”) or broker (“Custodian”), a specified percentage of the contract amount, called the initial margin, and during the term of the contract, the amount of the deposit is adjusted based on the current value of the futures contract by payments of variation margin to or from the FCM or broker. In the case of options on futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume the option writer’s position in the futures contract and related margin account. If the option is exercised on the last trading day, cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index, interest rate or currency price, as applicable, on the expiration date is delivered.

Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it would be disadvantageous to do so. In addition, a Fund might be required to make delivery of the instruments underlying futures contracts it holds. The inability to close positions in futures or options thereon also could have an adverse impact on a Fund’s ability to hedge or manage risks effectively.

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Successful use of futures by a Fund is also subject to the Advisor’s or Sub-Advisor’s ability to predict movements correctly in the direction of the market. There is typically an imperfect correlation between movements in the price of the future and movements in the price of the securities that are the subject of the hedge. In addition, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Advisor may still not result in a successful hedging transaction over a short time frame.

The trading of futures contracts is also subject to the risk of trading halts, suspension, exchange or clearing house equipment failures, government intervention, insolvency of a commodities or brokerage firm or clearing house or other disruption of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

A Fund will purchase or sell futures contracts (or related options thereon) in accordance with the CFTC regulations described above.

Interest Rate Futures. A Fund may purchase an interest rate futures contract. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Thus, if a Fund holds long-term debt obligations and the Advisor or Sub-Advisor anticipates a rise in long-term interest rates, the Fund could, instead of selling its debt obligations, enter into an interest rate futures contract for the sale of similar long-term securities. If interest rates rise, the value of the futures contract would also rise, helping to offset the price decline of the obligations held by the Fund. A Fund might also purchase futures contracts as a proxy for underlying securities that it cannot currently buy.

Stock Index Futures. A Fund may purchase and sell stock index futures contracts. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.

A Fund may hedge a portion of its portfolio by selling stock index futures contracts or purchasing puts on these contracts to limit exposure to an actual or anticipated market decline. This provides an alternative to liquidation of securities positions. Conversely, during a market advance or when the Advisor or Sub-Advisor anticipates an advance, a Fund may hedge a portion of its portfolio by purchasing stock index futures, or options on these futures. This affords a hedge against a Fund not participating in a market advance when it is not fully invested and serves as a temporary substitute for the purchase of individual securities, which may later be purchased in a more advantageous manner.

A Fund’s successful use of stock index futures contracts depends upon the Advisor’s or Sub-Advisor’s ability to predict the direction of the market and is subject to various additional risks. The correlation between movement in the price of the stock index future and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases as the composition of a Fund’s portfolio diverges from the composition of the relevant index. In addition, if a Fund purchases futures to hedge against market advances before it can invest in common stock in an advantageous manner and the market declines, there may be a loss on the futures contracts. In addition, the ability of a Fund to close out a futures position or an option on futures depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option on a futures contract at any particular time. The risk of loss to a Fund is theoretically unlimited when the Fund sells an uncovered futures contract because there is an obligation to make delivery unless the contract is closed out, regardless of fluctuations in the price of the underlying security.

Foreign Currency Futures Transactions. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contract are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts. As part of their financial futures transactions, the Funds may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, the Funds may be able to achieve many of the same objectives as through investing in forward foreign currency exchange.

Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner

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the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

A Fund may write only foreign currency options that are “covered”. A call option is “covered” if the Fund either owns the underlying currency or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that currency on the same economic terms. ‘In addition, a Fund will not permit the option to become uncovered prior to the expiration of the option or termination through a closing purchase transaction as described in “Options on Securities” above.

A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect a Fund against an adverse movement in the value of a foreign currency, it would not limit the gain which might result from a favorable movement in the value of the currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the Fund’s gain would be offset in part by the premium paid for the option. Similarly, if a Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the Fund would acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

REITs. The Funds may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as “Equity REITs”, “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values, and income from real property continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Direct investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Structured Securities. The Funds may purchase any type of publicly traded or privately negotiated fixed income security, including mortgage-backed securities; structured notes, bonds or debentures; and assignments of and participations in loans.

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Mortgage-Backed Securities. The Funds may invest in mortgage-backed securities, such as those issued by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”) or certain foreign issuers. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of a Fund’s shares. These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool’s term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages in a stable interest rate environment, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life, although it may vary depending on numerous factors. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting a Fund’s yield.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Asset-Backed Securities. The Funds may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

Asset-backed securities present certain risks that are not presented by other securities in which a Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

Structured Notes, Bonds and Debentures. The Funds may invest in structured notes, bonds and debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of

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specific currencies, interest rates, commodities, indexes or other financial indicators (the “Reference”) or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Fund’s entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

Assignments and Participations. The Funds may invest in assignments of and participations in loans issued by banks and other financial institutions.

When a Fund purchases assignments from lending financial institutions, the Fund will acquire direct rights against the borrower on the loan. However, since assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

Participations in loans will typically result in a Fund having a contractual relationship with the lending financial institution, not the borrower. The Fund would have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender of the payments from the borrower. In connection with purchasing a participation, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased a participation. As a result, a Fund purchasing a participation will assume the credit risk of both the borrower and the lender selling the participation. In the event of the insolvency of the lender selling the participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

A Fund may have difficulty disposing of assignments and participations because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on a Fund’s ability to dispose of particular assignments or participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid market for assignments and participations also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its net asset value.

A Fund may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a foreign government (a “Borrower”) and one or more financial institutions (“Lenders”). The majority of a Fund’s investments in Loans are in the form of participations in Loans (“Participations”) and assignments of portions of Loans from third parties (“Assignments”). Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the Borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, a Fund generally has no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund assumes the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. A Fund acquires Participations only if the Lender interpositioned between the Fund and the Borrower is determined by the Advisor to be creditworthy.

When a Fund purchases Assignments from Lenders, the Fund acquires direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

There are risks involved in investing in Participations and Assignments. A Fund may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on a Fund’s ability to dispose of particular Participations or Assignments when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness

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of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its net asset value.

Restricted and Illiquid Investments. A Fund may acquire, in privately negotiated transactions, securities that cannot be offered for public sale in the United States without first being registered under the Securities Act of 1933 (“Securities Act”). Restricted securities are subject to restrictions on resale under federal securities law. Because of these restrictions, a Fund may not be able to readily resell these securities at a price equal to what it might obtain for similar securities with a more liquid market. A Fund’s valuation of these securities will reflect relevant liquidity considerations. Under criteria established by the Board, certain restricted securities sold pursuant to Rule 144A under the Securities Act may be determined to be liquid. To the extent that restricted securities are not determined to be liquid, each Fund will limit its purchase, together with other illiquid investments including non-negotiable time deposits and repurchase agreements providing for settlement in more than seven days after notice, to no more than 15% of its net assets.

Restricted securities in which a Fund may invest may include commercial paper issued in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act. Section 4(a)(2) commercial paper is restricted as to disposition under federal securities law, and is generally sold to institutional investors, such as the Funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(a)(2) commercial paper is normally resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in Section 4(a)(2) commercial paper, thus providing liquidity. The Advisor and each Sub-Advisor believes that Section 4(a)(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Board are quite liquid. The Funds intend, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Board, including Section 4(a)(2) commercial paper, as determined by the Advisor or a Sub-Advisor, as liquid and not subject to the investment limitations applicable to illiquid investments.

Repurchase Agreements. Securities held by a Fund may be subject to repurchase agreements. These transactions permit a Fund to earn income for periods as short as overnight. The Fund could receive less than the repurchase price on any sale of such securities. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and registered broker-dealers and other financial institutions that the Advisor or a Sub-Advisor deems creditworthy under guidelines approved by the Board, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain continually the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, a Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Trust believes that, under the regular procedures normally in effect for custody of the Funds’ securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Funds’ Custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

Reverse Repurchase Agreements. The Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase it at a mutually agreed upon date and at a price reflecting the interest rate effective for the term of the agreement. This may also be viewed as the borrowing of money by the Fund. The Funds will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement.

Reverse repurchase agreements involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities it has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds from the agreement may be restricted pending a determination by the other party or its trustee or receiver whether to enforce the Fund’s obligation to repurchase the securities.

Loans of Portfolio Securities. Each Fund may lend securities if such loans are secured continuously by liquid assets consisting of cash, U.S. government securities or other liquid debt securities or by a letter of credit in favor of a Fund at least

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equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, currently three Business Days after notice, or by the borrower on one day’s notice (as used herein, “Business Day” shall denote any day on which the New York Stock Exchange and the custodian are both open for business). Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and its shareholders. The Funds may pay reasonable finders’ and custodial fees, including fees to the Advisor or a Sub-Advisor or their affiliates, in connection with loans. In addition, the Funds consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and the Funds do not lend their securities to any director, officer, employee, or affiliate of the Advisor or Sub-Advisor, the Administrator or Distributor, unless permitted by applicable law. Loans of portfolio securities involve risks, such as delays or an inability to regain the securities or collateral adjustments in the event the borrower defaults or enters into bankruptcy.

Short Sales “Against The Box.” The Funds may engage in short sales against the box. In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. The Funds may engage in a short sale if at the time of the short sale a Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.” It may be entered into by a Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. No more than 10% of a Fund’s net assets (taken at current value) may be held as collateral for short sales “against the box” at any one time.

A Fund may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but a Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if a Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Fund may effect short sales.

Short Sales (excluding Short Sales “Against the Box”). The Funds may sell securities short or purchase ETFs that sell securities short. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities.

To deliver the securities to a buyer, a Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. A Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.

A Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker.

Municipal Securities. Municipal securities are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding of outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Such obligations, which may include lease arrangements, are included within the term “municipal securities” if the interest paid thereon qualifies as exempt from federal

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income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of municipal securities are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds that are municipal securities are in most cases revenue bonds and do not generally involve the pledge of the credit of the issuer of such bonds. There are, of course, variations in the degree of risk of municipal securities, both within a particular classification and between classifications, depending upon numerous factors.

The yields on municipal securities are dependent upon a variety of factors, including general money market conditions, general conditions of the municipal securities market, size of particular offering, maturity of the obligation and rating of the issue. The ratings of Moody’s and S&P represent their opinions as to the quality of the municipal securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields, while municipal securities of the same maturity and coupon with different ratings may have the same yield.

Each Fund may invest in “private activity” bonds. Each Fund may also purchase participation interests in municipal securities (such as industrial development bonds) from financial institutions, including banks, insurance companies and broker-dealers. A participation interest gives a Fund an undivided interest in the municipal securities in the proportion that the Fund’s participation interest bears to the total principal amount of the municipal securities. These instruments may be variable or fixed rate.

Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those municipal securities or the tax-free nature of the interest thereon.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted policies and procedures for the public and nonpublic disclosure of the Funds’ portfolio securities.

As a general matter, no information concerning the portfolio holdings of a Fund may be disclosed to any unaffiliated third party except (1) to service providers that require such information in the course of performing their duties (for example, the Fund’s custodian, administrator, Advisor, Sub-Advisor, independent public accountants, attorneys, officers and trustees) and are subject to a duty of confidentiality including duties not to trade on non-public information, and (2) pursuant to certain exceptions that serve a legitimate business purpose. These exceptions may include: (1) disclosure of portfolio holdings only after such information has been publicly disclosed on the Fund’s website, in marketing materials (provided the portfolio holdings disclosed in the materials are at least 15 days old) or through filings with the SEC as described below and (2) to third-party vendors that (a) agree to not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund before the portfolio holdings or results of the analysis become publicly available; and (b) sign a written confidentiality agreement. The confidentiality agreement must provide, but is not limited to, that the recipient of the portfolio holdings information agrees to limit access to the portfolio holdings information to its employees who, on a need to know basis are (1) authorized to have access to the portfolio holdings information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive that the confidentiality obligations contained in the confidentiality agreement.

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The Funds’ portfolio holdings are currently disclosed to the public through filings with the SEC. The Funds disclose their portfolio holdings by delivering annual and semi-annual reports, or notice of electronic availability thereof, to shareholders approximately two months after the end of the fiscal year and semi-annual period. In addition, the Funds disclose their portfolio holdings reports on Forms N-CSR two months after the end of each quarter/semi-annual period and Form N-PORT 30 days after each fiscal quarter end.

Neither the Funds nor the Advisor may enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any exceptions to the policies and procedures may only be made by the consent of the Trust’s chief compliance officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Fund and will be reported to the Board at the Board’s next regularly scheduled meeting.

TRUSTEES AND OFFICERS

The Board manages the business and affairs of the Trust and appoints or elects officers responsible for the day-to-day operations of the Trust and the execution of policies established by Board resolution or directive. In the absence of such provisions, the respective officers have the powers and discharge the duties customarily held and performed by like officers of corporations similar in organization and business purposes.

The Trustees who are not “interested persons” (for regulatory purposes) of the Trust, Advisor or Sub-Advisor, or the distributor (the “Independent Trustees”) are charged with, among other functions, recommending to the full Board approval of the distribution, transfer agency and accounting services agreements and the investment advisory agreements. When considering renewal of the existing advisory and sub-advisory agreements, the Independent Trustees evaluate the nature and quality of the services provided by the Advisor and the Sub-Advisor, the performance of the Funds, the Advisor and Sub-Advisor’s costs and the profitability of the agreements to the Advisor and Sub-Advisor, ancillary benefits to the Advisor and Sub-Advisor or their affiliates in connection with its relationship to the Funds and the amount of fees charged in comparison to those of other investment companies.

The Board currently has three standing committees: the Audit Committee, the Risk and Compliance Committee, and the Nominating Committee. In addition, the Board has a Special Committee that oversees litigation matters on behalf of the Trust. Each committee is described below.

The term of office for each Trustee is for the duration of the Trust or until death, removal, resignation or retirement. The term of office of each officer is until the successor is elected.

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Information pertaining to the Board and officers of the Trust, including their principal occupations for the last five years, is set forth below.

Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in the Fund Complex**	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 36 N. New York Avenue, Huntington, NY 11743 Year of Birth: 1967	Lead Trustee, Chairman of the Audit Committee and Nominating Committee	Since 6/2006	Manager, Genovese Family Enterprises, LLC (and affiliates, family office) 1999-present, Managing Member, Bear Properties, LLC (real estate firm) (2006-present).	48

Chairman of the Board, Mutual Fund and Variable Insurance Trust since 2016; Chairman of the Board, Strategy Shares since 2016; Trustee, IDX Funds Trust (formerly, M3Sixty Funds Trust) since 2016; Chairman of the Board, Catalyst Strategic Income Opportunities Fund since April 2024; Chairman of the Board of AlphaCentric Prime Meridian Income Fund from 2018 to August 2023.

Stephen P. Lachenauer c/o Mutual Fund Series Trust 36 N. New York Avenue, Huntington, NY 11743 Year of Birth: 1967	Trustee	Since 4/2022	Attorney, private practice since 2010.	48	Trustee and Chair of the Audit and Risk and Compliance Committees since 2016, and Chair of the Investment Committee since November 2020, Mutual Fund and Variable Insurance Trust; Trustee and Chair of the Audit and Risk and Compliance Committees since 2016, and Chair of the Investment Committee since November 2020, Strategy Shares; Trustee and Chairman of the Audit Committee, Catalyst Strategic Income Opportunities Fund since 2024; Trustee and Chair of the Audit and Risk and Compliance Committees from 2018 to 2023, and Chair of the Investment Committee from 2020 to 2023, AlphaCentric Prime Meridian Income Fund.
Tiberiu Weisz c/o Mutual Fund Series Trust 36 N. New York Avenue, Huntington, NY 11743 Year of Birth: 1949	Trustee, Chairman of the Risk and Compliance Committee	Since 6/2006	Attorney since 1982.	34	Trustee and Chairman of the Risk and Compliance Committee, Catalyst Strategic Income Opportunities Fund since April 2024.

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Interested Trustee*** and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Jerry Szilagyi 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1962	Chairman of the Board	Trustee since 7/2006; President 2/2012-3/2022	President of the Trust, 2/2012—3/2022; President, Rational Advisors, Inc., since 2016; Chief Executive Officer, Catalyst Capital Advisors LLC, since 2006; Member, AlphaCentric Advisors LLC, since 2014 ; Managing Member, MFund Distributors LLC, since 2012; Managing Member, MFund Services LLC, since 2012; CEO, Catalyst International Advisors LLC, since 2019; CEO, Insights Media LLC, since 2019; CEO, MFund Management LLC, since 2019.	34	None
Michael Schoonover 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1983	President	Since 3/2022

Vice President of the Trust, 2018-2022; Chief Operating Officer, Catalyst Capital Advisors LLC and Rational Advisors, Inc., since 2017; Portfolio Manager, Catalyst Capital Advisors LLC 12/2013 to 5/2021; President, MFund Distributors LLC, since 2020; COO, Catalyst International Advisors LLC, since 2019; COO, Insights Media LLC, since 2019; COO, MFund Management LLC, since 2019; COO, AlphaCentric Advisors LLC, since 2021.

				N/A	N/A
Alex Merino 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1985	Vice President	Since 3/2022

Investment Operations Manager, MFund Management LLC, since 2022; Investment Operations Analyst, MFund Management LLC, 9/2020 to 12/2021; Tax Senior Associate, PwC Asset & Wealth Management NY Metro, 7/2016-6/2019.

				N/A	N/A
Erik Naviloff 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Ultimus Fund Solutions, LLC, since 2011.	N/A	N/A
Brian Curley 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President – Fund Administration, Ultimus Fund Solutions, LLC since 2015.	N/A	N/A
Sam Singh 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1976	Assistant Treasurer	Since 2/2015	Vice President – Fund Administration, Ultimus Fund Solutions, LLC since 2015.	N/A	N/A
Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director of Compliance Services, MFund Services LLC since 2015.	N/A	N/A
Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Since 4/2014	Director of Legal Services, MFund Services LLC, since 2012.	N/A	N/A

*	The term of office of each Trustee is indefinite.

**	The ‘Fund Complex’ includes the Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares and Catalyst Strategic Income Opportunities Fund, each a registered investment company.

***	The Trustee who is an “interested person” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the advisor to certain series of the Trust.

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Leadership Structure. The Trust is led by Jerry Szilagyi, who has served as the Chairman of the Board since 2010. Mr. Szilagyi is an interested person by virtue of his controlling interest in the Advisor and in Catalyst Capital Advisors LLC, the investment adviser to certain series of the Trust. The Board is comprised of Mr. Szilagyi, an Interested Trustee, and Tobias Caldwell, Stephen Lachenauer and Tiberiu Weisz, each an Independent Trustee. Mr. Caldwell serves as the Lead Independent Trustee. The Lead Independent Trustee serves as a key point person for dealings between management and the Independent Trustees and assists in setting the agendas for Board meetings. The Independent Trustees meet in executive session at each Board meeting. Under the Trust’s bylaws and governance guidelines, the Chairman of the Board is responsible for (a) chairing Board meetings, (b) setting the agendas for these meetings and (c) providing information to Board members in advance of each Board meeting and between Board meetings. The Board believes this is the most appropriate leadership structure for the Trust given Mr. Szilagyi’s background in the investment management industry and his experience in providing both advisory and administrative services to other mutual funds. Additionally, as the President of MFund Services LLC, which provides management and legal administrative services to the Trust, Mr. Szilagyi is well positioned and informed regarding issues requiring the attention of the Board, and as the leader of the Board, can ensure such issues are included in the Board’s agenda for meetings and that appropriate time is allocated to discuss such issues and take any necessary actions.

Risk Oversight. In its risk oversight role, the Board oversees risk management, and the full Board engages in discussions of risk management and receives reports on investment and compliance risk at quarterly meetings and on an ad hoc basis, when and if necessary. The Board, directly or through its Audit Committee, reviews reports from among others, the advisers, sub-advisers, the Trust’s Chief Compliance Officer, the Trust’s independent registered public accounting firm, and the Independent Trustees’ counsel, as appropriate, regarding risks faced by the Trust and the Funds and the risk management programs of the Trust, the advisers and certain service providers. The full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from the Trust’s Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Trust’s Chief Compliance Officer also meets at least quarterly in executive session with the Independent Trustees. The actual day-to-day risk management with respect to the Funds resides with the Advisor and other service providers to the Funds. Although the risk management policies of the

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Advisor and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Generally, the Board believes that its oversight of material risks is adequately maintained through the risk-reporting chain where the Trust’s Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Audit Committee. Mr. Caldwell, Mr. Lachenauer and Mr. Weisz serve on the Board’s Audit Committee. The Board’s Audit Committee is a standing independent committee with a separate chair.  The primary function of the Audit Committee is to assist the full Board in fulfilling its oversight responsibilities to shareholders and the investment community relating to fund accounting, reporting practices and the quality and integrity of the financial reports. To satisfy these responsibilities, the Audit Committee reviews with the independent auditors, the audit plan and results and recommendations following independent audits, reviews the performance of the independent auditors and recommends engagement or discharge of the auditors to the full Board, reviews the independence of the independent auditors, reviews the adequacy of the Funds’ internal controls and prepares and submits Audit Committee meeting minutes and supporting documentation to the full Board. During the fiscal year ended March 31, 2024, the Audit Committee met 4 times.

Risk and Compliance Committee. Mr. Caldwell, Mr. Lachenauer and Mr. Weisz serve on the Board’s Risk and Compliance Committee. The Risk and Compliance Committee is a standing independent committee with a separate chair. The primary function of the Risk and Compliance Committee is to assist the full Board in fulfilling its oversight responsibilities to shareholders and the investment community relating to the adequacy and effectiveness of the Trust’s compliance program and to oversee the Trust’s Chief Compliance Officer. The Risk and Compliance Committee meets as often as necessary, and no less than quarterly. During the fiscal year ended March 31, 2024, the Risk and Compliance Committee met 4 times.

Nominating Committee. Mr. Caldwell, Mr. Lachenauer and Mr. Weisz serve on the Board’s Nominating Committee. The Board’s Nominating Committee is a standing independent committee with a separate chair.  The primary functions of the Nominating Committee are to assist the Board in carrying out its responsibilities relating to (i) the identification and selection of qualified individuals to become Board members and members of Board committees and (ii) the development, adoption and periodic monitoring and updating of criteria and characteristics relating to the consideration, nomination and selection of interested and non-interested trustees. The Nominating Committee meets as often as necessary.

Special Committee. Mr. Caldwell, Mr. Lachenauer and Mr. Weisz serve on a Special Committee responsible for reviewing the allegations of any lawsuit filed against the Trust, or any demand for books and records served upon the Trust. The Special Committee is also responsible for taking such other actions that may be referred to it from time to time by the Board. The Special Committee met as needed during the fiscal year ended March 31, 2024.

Background and Qualifications of the Trustees. Mr. Szilagyi is a member of AlphaCentric Advisors LLC, an investment advisor to other series of the Trust, President of Rational Advisors, Inc., the investment advisor to funds in the Mutual Fund and Variable Insurance Trust and Strategy Shares, and the managing member of Catalyst Capital Advisors LLC, an investment advisor and original sponsor of the Trust. He is also the managing member of MFund Services LLC, which provides management and legal administrative services to the Trust. Mr. Szilagyi has many years of experience managing mutual funds and providing administrative services to other mutual funds. His experience in the investment management industry makes him uniquely qualified to serve as the Trust’s Chairman.

Mr. Caldwell is the manager of the Genovese family office, and a managing member of a real estate investment firm. Mr. Caldwell’s experience in the real estate and investment industries provides the Board with an additional perspective and understanding of investment strategies used by advisers to the funds. Mr. Caldwell also serves as a Trustee of other mutual funds.

Mr. Lachenauer has been an attorney in private practice for over fifteen years, providing advice and counsel to small businesses and individuals on real estate, commercial contracts, general business and financial matters. Mr. Lachenauer’s previous experience at large law firms and as an attorney at a large investment bank provides the Board with knowledge of financial and investment regulatory matters. Mr. Lachenauer also serves on the boards of other registered investment companies in the Fund Complex.

Mr. Weisz is an attorney and provides the Board with general insight regarding their duties and standards of care. Mr. Weisz also serves on the board of another registered investment company in the Fund Complex.

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Share Ownership in the Funds

Fund Shares Owned by Trustees as of December 31, 2023

Name of Trustee	Mr. Caldwell	Mr. Lachenauer	Mr. Szilagyi	Mr. Weisz
Dollar Range of Equity Securities in Income Opportunities Fund	$1-$10,000	None	Over $100,000	None
Dollar Range of Equity Securities in LifeSci Healthcare Fund	None	None	Over $100,000	None
Dollar Range of Equity Securities in Premium Opportunity Fund	None	None	Over $100,000	None
Dollar Range of Equity Securities in Robotics and Automation Fund	None	None	Over $100,000	None
Dollar Range of Equity Securities in Symmetry Strategy Fund	None	None	Over $100,000	None
Dollar Range of Equity Securities in Strategic Income Fund	None	None	Over $100,000	None
Equity Securities in all Registered Investment Companies overseen by Trustee in the Trust	Over $100,000	None	Over $100,000	None

Compensation of the Board of Trustees

The Independent Trustees are paid a quarterly retainer and receive compensation for each special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting are shared equally by the Funds of the Trust. The Lead Independent Trustee of the Trust and the Chairman of the Trust’s Audit Committee and Risk and Compliance Committee receive an additional quarterly retainer.

The following table describes the compensation paid to the Trustees of the Trust during the fiscal year ended March 31, 2024. The Trust has no retirement or pension plans.

Name of Person, Position(s)	Mr. Caldwell	Mr. Lachenauer	Mr. Szilagyi**	Mr. Weisz
Aggregate Compensation from the Income Opportunities Fund	$5,760	$4,372	$0	$4,649
Aggregate Compensation from the LifeSci Healthcare Fund	$5,760	$4,372	$0	$4,649
Aggregate Compensation from the Premium Opportunity Fund	$5,760	$4,372	$0	$4,649
Aggregate Compensation from the Robotics and Automation Fund	$5,760	$4,372	$0	$4,649
Aggregate Compensation from the Symmetry Strategy Fund	$5,760	$4,372	$0	$4,649
Aggregate Compensation from the Strategic Income Fund	$5,760	$4,372	$0	$4,649
Total Compensation from Fund Complex*	$307,908	$263,908	$0	$169,375

*	The ‘Fund Complex’ includes the Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares and Catalyst Strategic Income Opportunities Fund, each a registered investment company. During the period reflected in the table above, the “Fund Complex” also included the AlphaCentric Prime Meridian Income Fund (“ACPMIF”). ACPMIF was deregistered as a closed-end investment company with the SEC on August 23, 2023 and liquidated on September 1, 2023.

**	Mr. Szilagyi is compensated by MFund Services LLC for management and legal administrative support services to the Trust. Please see the “Transfer Agent, Fund Accounting and Administrator” section for more details.

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ORGANIZATION AND MANAGEMENT OF WHOLLY-OWNED SUBSIDIARY (Symmetry Strategy Fund)

The Symmetry Strategy Fund may invest up to 25% of its total assets in its Subsidiary. The Subsidiary invests primarily in commodities and other futures contracts. For the purpose of determining limits related to investment policies, capital structure and leverage, the investments of the Subsidiary is considered on an aggregate basis with those of the Fund.

The Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of ACSSF Fund Limited, c/o Walkers Corporate Limited, 190 Elgin Avenue, George Town, Grand Cayman KY1-9001, Cayman Islands. The Subsidiary’s affairs are overseen by a board of directors.

Directors. Two of the Independent Trustees, Mr. Caldwell and Mr. Weisz, also serve as Directors of the Subsidiary.

The Subsidiary has entered into separate contracts with the Advisor and Mount Lucas for advising and sub-advising the Subsidiary’s portfolio, without compensation. The Subsidiary has also entered into arrangements with the Trust’s custodian to serve as the Subsidiary’s custodian and with Ultimus to serve as the Subsidiary’s transfer agent, fund accountant and administrator. The Subsidiary has adopted compliance policies and procedures that are substantially similar to the policies and procedures adopted by the Funds. The Trust’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Board regarding the Subsidiary’s compliance with its policies and procedures.

The Subsidiary pays no fee to the Advisor, Mount Lucas or Ultimus for their services. The Subsidiary will bear the fees and expenses incurred in connection with the custody services that it receives. The Fund expects that the expenses borne by its Subsidiary will not be material in relation to the value of the Fund’s assets. It is also anticipated that the Fund’s own expense will be reduced to some extent as a result of the payment of such expenses at the Subsidiary level. It is therefore expected that the Fund’s investment in the Subsidiary will not result in the Fund paying duplicative fees for similar services provided to the Fund and Subsidiary.

PRINCIPAL SHAREHOLDERS

Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund’s fundamental policies or the terms of the advisory agreement with the advisor. Persons owning 25% or more of the outstanding shares of a Fund (or a class of shares of a Fund) may be deemed to control the Fund (or class of the Fund). Below are the beneficial and/or record holders of 5% or more of each fund.

As of July 3, 2024, the following persons owned 5% or more of the outstanding shares of each Fund:

Income Opportunities Fund

Class A Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Income Opportunities Fund’s Class A shares on July 3, 2024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Charles Schwab 211 Main Street San Francisco, CA 94105	2,031,400.6560	52.53%*
Charles Schwab 211 Main Street San Francisco, CA 94105	658,653.8390	17.03%
RBC Capital Markets LLC 60 South Sixth Street P08 Minneapolis, MN 55402	214,035.6320	5.54%

*	May be deemed to control Class A shares of the Fund because holds more than 25% of the outstanding Class A shares.

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As of July 3, 2024, securities of the Income Opportunities Fund’s Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Class C Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Income Opportunities Fund’s Class C shares on July 3, 2024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Charles Schwab 211 Main Street San Francisco, CA 94105	976,993.1330	34.47%*
UBS Financial Services Inc. 1000 Harbor Boulevard Weehawken, NJ 07086	559,544.5900	19.74%
RBC Capital Markets LLC 60 South Sixth Street P08 Minneapolis, MN 55402	160,448.7570	5.66%
LPL Financial 4707 Executive Drive San Diego, CA 92121	548,606.0890	19.35%

*	May be deemed to control Class C shares of the Fund because holds more than 25% of the outstanding Class C shares.

As of July 3, 2024, securities of the Income Opportunities Fund’s Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

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Class I Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Income Opportunities Fund’s Class I shares on July 3, 2024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
UBS Financial Services Inc. 1000 Harbor Boulevard Weehawken, NJ 07086	6,387,695.0080	19.64%
RBC Capital Markets LLC 60 South Sixth Street P08 Minneapolis, MN 55402	2,993,845.3090	9.20%
LPL Financial 4707 Executive Drive San Diego, CA 92121	1,826,763.4800	5.62%
Charles Schwab 211 Main Street San Francisco, CA 94105	9,647,574.4550	29.66%*

*	May be deemed to control Class I shares of the Fund because holds more than 25% of the outstanding Class I shares.

As of July 3, 2024, securities of the Income Opportunities Fund’s Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class I shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

LifeSci Healthcare Fund

Class A Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the LifeSci Healthcare Fund’s Class A shares on July 3, 2024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Charles Schwab 211 Main Street San Francisco, CA 94105	123,046.0250	26.26%*
LPL Financial 4707 Executive Drive San Diego, CA 92121	40,411.0880	8.62%
Charles Schwab 211 Main Street San Francisco, CA 94105	109,783.9760	23.43%
RBC Capital Markets LLC 60 South Sixth Street P08 Minneapolis, MN 55402	35,141.0980	7.50%

*	May be deemed to control Class A shares of the Fund because holds more than 25% of the outstanding Class A shares.

As of July 3, 2024, securities of the LifeSci Healthcare Fund’s Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

29

Class C Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the LifeSci Healthcare Fund’s Class C shares on July 3, 2024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Charles Schwab 211 Main Street San Francisco, CA 94105	60,700.7700	36.26%*
LPL Financial 4707 Executive Drive San Diego, CA 92121	36,046.7090	21.53%
RBC Capital Markets LLC 60 South Sixth Street P08 Minneapolis, MN 55402	9,631.6010	5.75%
Wells Fargo Clearing Services A/C 7792-4444 One North Jefferson Avenue Saint Louis, MO 63103	12,663.4770	7.57%

*	May be deemed to control Class C shares of the Fund because holds more than 25% of the outstanding Class C shares.

As of July 3, 2024, securities of the LifeSci Healthcare Fund’s Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Class I Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the LifeSci Healthcare Fund’s Class I shares on July 3, 2024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial 4707 Executive Drive San Diego, CA 92121	916,834.6690	15.22%
RBC Capital Markets LLC 60 South Sixth Street P08 Minneapolis, MN 55402	614,364.8390	10.20%
Charles Schwab 211 Main Street San Francisco, CA 94105	1,846,299.6680	30.65%*

As of July 3, 2024, securities of the LifeSci Healthcare Fund’s Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented 5.24% of the outstanding Class I shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Premium Opportunity Fund

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Class A Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Premium Opportunity Fund’s Class A shares on July 3, 2024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Charles Schwab 211 Main Street San Francisco, CA 94105	6,699.5990	5.13%
Charles Schwab 211 Main Street San Francisco, CA 94105	75,016.4430	57.39%*
National Financial Services 499 Washington Boulevard Jersey City, NJ 07310	8,134.4900	6.22%
LPL Financial 4707 Executive Drive San Diego, CA 92121	6,884.3880	5.27%

*	May be deemed to control Class A shares of the Fund because holds more than 25% of the outstanding Class A shares.

As of July 3, 2024, securities of the Premium Opportunity Fund’s Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Class C Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Premium Opportunity Fund’s Class C shares on July 3, 2024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Constellation Trust Co Cust FBO/David L Dickenson R/O IRA 511 N Hickory St. Centralia, IL 62801	6,878.0440	12.35%
LPL Financial 4707 Executive Drive San Diego, CA 92121	5,988,6300	10.75%
Pershing LLC Cust FBO/Jeffery Port P.O. Box 2052 Jersey City, NJ 07303	4,050.0280	7.27%
Charles Schwab 211 Main Street San Francisco, CA 94105	4,217.7100	7.57%
Pershing LLC Cust FBO/Sandra S. Ro P.O. Box 2052 Jersey City, NJ 07303	4,821.3910	8.65%

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As of July 3, 2024, securities of the Premium Opportunity Fund’s Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Class I Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Premium Opportunity Fund’s Class I shares on July 3, 2024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial 4707 Executive Drive San Diego, CA 92121	643,131.4780	28.98%*
Charles Schwab 211 Main Street San Francisco, CA 94105	125,763.9030	5.67%
Charles Schwab 211 Main Street San Francisco, CA 94105	370,156.7230	16.68%

As of July 3, 2024, securities of the Premium Opportunity Fund’s Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented 1.82% of the outstanding Class I shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Robotics and Automation Fund

Class A Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Robotics and Automation Fund’s Class A shares on July 3, 2024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
UBS Financial Services Inc. 1000 Harbor Boulevard Weehawken, NJ 07086	10,193.6150	6.25%
LPL Financial 4707 Executive Drive San Diego, CA 92121	14,215.7880	9.27%
RBC Capital Markets LLC 60 South Sixth Street P08 Minneapolis, MN 55402	11,232.9080	6.89%
Morgan Stanley Smith Barney LLC/For the Exclusive Benefit of Customers of MSSP 1 New York Plaza, 39th Floor New York, NY 10004	15,115.3980	9.27%

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As of July 3, 2024, securities of the Robotics and Automation Fund’s Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Class C Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Robotics and Automation Fund’s Class C shares on July 3, 2024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
UBS Financial Services Inc. 1000 Harbor Boulevard Weehawken, NJ 07086	11,053.1980	25.02%*
LPL Financial 4707 Executive Drive San Diego, CA 92121	15,803.4820	35.78%*
RBC Capital Markets LLC 60 South Sixth Street P08 Minneapolis, MN 55402	2,773.9210	6.28%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	2,951.0520	6.68%

*	May be deemed to control Class C shares of the Fund because holds more than 25% of the outstanding Class C shares.

As of July 3, 2024, securities of the Robotics and Automation Fund’s Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

33

Class I Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Robotics and Automation Fund’s Class I shares on July 3, 2024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Isobel Szilagyi &/June A Szilagyi TTEES of the Jerry J. Szilagyi 2015 Family Trust UA DTD 12-29-2015 5 Abbington Dr. Huntington, NY 11743	72,039.0820	6.63%
Charles Schwab 211 Main Street San Francisco, CA 94105	61,758.2450	5.88%
UBS Financial Services Inc. 1000 Harbor Boulevard Weehawken, NJ 07086	65,880.9810	6.06%
LPL Financial 4707 Executive Drive San Diego, CA 92121	69,491.5310	6.40%

*	May be deemed to control Class I shares of the Fund because holds more than 25% of the outstanding Class I shares.

As of July 3, 2024, securities of the Robotics and Automation Fund’s Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented 11.63% of the outstanding Class I shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Symmetry Strategy Fund

Class A Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Symmetry Strategy Fund’s Class A shares on July 3, 2024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Charles Schwab 211 Main Street San Francisco, CA 94105	4,499.3760	37.35%*
RBC Capital Markets LLC/Mutual Fund Omnibus Processing Attn Mutual Fund Ops Manager 60 South Sixth Street PO8 Minneapolis, MN 55402-4400	3,979.9590	33.04%*
LPL Financial 4707 Executive Drive San Diego, CA 92121	2,201.6250	18.27%

*	May be deemed to control Class A shares of the Fund because holds more than 25% of the outstanding Class A shares.

As of July 3, 2024, securities of the Symmetry Strategy Fund’s Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

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The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Class C Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Symmetry Strategy Fund’s Class C shares on July 3, 2024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial 4707 Executive Drive San Diego, CA 92121	38,261.0650	68.00%*
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	3,005.6870	5.34%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	3,374.1260	6.00%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	3,393.7030	6.03%

*	May be deemed to control Class C shares of the Fund because holds more than 25% of the outstanding Class C shares.

As of July 3, 2024, securities of the Symmetry Strategy Fund’s Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Class I Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Symmetry Strategy Fund’s Class I shares on July 3, 2024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Hartz Capital Investments 400 Plaza Drive Secaucus, NJ 07094	2,310,905.0340	71.08%*
Charles Schwab 211 Main Street San Francisco, CA 94105	257,587.0610	7.92%

*	May be deemed to control Class I shares of the Fund because holds more than 25% of the outstanding Class I shares.

As of July 3, 2024, securities of the Symmetry Strategy Fund’s Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented 6.91% of the outstanding Class I shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

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Strategic Income Fund

Class A Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Strategic Income Fund’s Class A shares on July 3, 2024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial 4707 Executive Drive San Diego, CA 92121	26,466.4860	25.90%*
Charles Schwab 211 Main Street San Francisco, CA 94105	9,352.4280	9.15%
RBC Capital Markets LLC/Mutual Fund Omnibus Processing Attn Mutual Fund Ops Manager 60 South Sixth Street PO8 Minneapolis, MN 55402-4400	9,187.7550	8.99%
Joyce S Easley TOD/NE/Subject to STA TOD Rules 2169 E FM 462 Moore, TX 78057	17,214.7420	16.85%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	6,014.1230	5.89%
Pershing LLC Mable L Riggle P.O. Box 2052 Jersey City, NJ 07303	10,373.4440	10.15%

*	May be deemed to control Class A shares of the Fund because holds more than 25% of the outstanding Class A shares.

As of July 3, 2024, securities of Strategic Income Fund’s Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Class C Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Strategic Income Fund’s Class C shares on July 3, 2024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial 4707 Executive Drive San Diego, CA 92121	53,561.1240	39.77%*
Wells Fargo Clearing Services A/C 6132-0246 One North Jefferson Avenue Saint Louis, MO 63103	7,315.4820	5.43%

*	May be deemed to control Class C shares of the Fund because holds more than 25% of the outstanding Class C shares.

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As of July 3, 2024, securities of the Strategic Income Fund’s Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Class I Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Strategic Income Fund’s Class I shares on July 3, 2024 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial 4707 Executive Drive San Diego, CA 92121	678,883.7170	23.13%
Charles Schwab 211 Main Street San Francisco, CA 94105	388,599.3670	13.24%
Isobel Szilagyi &/June A Szilagyi TTEES of the Jerry J. Szilagyi 2015 Family Trust UA DTD 12-29-2015 5 Abbington Dr. Huntington, NY 11743	167,815.4530	5.72%

As of July 3, 2024, securities of the Strategic Income Fund’s Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented 7.1% of the outstanding Class I shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

ADVISOR AND SUB-ADVISORS

AlphaCentric has been retained by the Funds under an investment advisory agreement (the “Advisory Agreement”) to act as each Fund’s advisor, subject to the oversight of the Board. AlphaCentric was organized under the laws of Delaware in February 2014. AlphaCentric oversees the day-to-day investment decisions for the Fund and continuously reviews, supervises and administers each Fund’s investment program. The address of AlphaCentric is 53 Palmeras St., Suite 601, San Juan, PR 00901. AlphaCentric is controlled by Jerry Szilagyi. AlphaCentric is under common control with Catalyst Capital Advisors LLC and Rational Advisors, Inc., the investment advisers of other funds in the same group of investment companies also known as a “fund complex”, and with MFund Services LLC, a provider of management, legal administration and compliance services to the Funds and each other fund in the Fund Complex.

The Advisory Agreement provides that the Advisor will provide each Fund with investment advice and supervision and will continuously furnish an investment program for each Fund consistent with the investment objectives and policies of the Fund. The Advisor is responsible for the payment of the salaries and expenses of all of its personnel, office rent and the expenses of providing investment advisory and related clerical expenses.

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Under the terms of the Advisory Agreement, the Advisor manages the investment of the assets of each Fund in conformity with the investment objectives and policies of that Fund. It is the responsibility of the Advisor to make investment decisions for the applicable Fund and to provide continuous supervision of the investment portfolios of the Fund.

For its services under the Advisory Agreement, the Advisor is paid a monthly advisory fee at the annual rate listed below of each Fund’s average daily net assets:

Fund	Advisory Fee
Income Opportunities	1.30%
LifeSci Healthcare	1.25%
Premium Opportunity	1.75%
Robotics and Automation	1.25%
Symmetry Strategy	1.35%
Strategic Income	1.50%

The Advisor pays expenses incurred by it in connection with acting as advisor, other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for each Fund and other expenses paid by each Fund as detailed in each Fund’s Advisory Agreement. The Advisor pays for all employees, office space and facilities required by it to provide services under the Advisory Agreement, except for specific items of expense referred to below.

Except for the expenses described above that have been assumed by the Advisor, all expenses incurred in administration of the Funds will be charged to the Funds, including investment advisory fees; fees and expenses of the Board; interest charges; taxes; brokerage commissions; expenses of valuing assets; expenses of continuing registration and qualification of the Funds and the shares under federal and state law; share issuance expenses; fees and disbursements of independent accountants and legal counsel; fees and expenses of custodians, including sub-custodians and securities depositories, transfer agents and shareholder account servicing organizations; expenses of preparing, printing and mailing prospectuses, reports, proxies, notices and statements sent to shareholders; expenses of shareholder meetings; costs of investing in underlying funds; and insurance premiums. Each Fund is also liable for nonrecurring expenses, including litigation to which it may from time to time be a party. Expenses incurred for the operation of a particular Fund, including the expenses of communications with its shareholders, are paid by that Fund.

The Advisor has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain each Fund’s total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in acquired funds, and extraordinary expenses) at levels set forth below through July 31, 2025.

Expense Limitation
Income Opportunities Fund	Class A - 1.74% Class C – 2.49% Class I – 1.49%
LifeSci Healthcare Fund	Class A – 1.65% Class C – 2.40% Class I – 1.40%
Premium Opportunity Fund	Class A – 2.24% Class C – 2.99% Class I – 1.99%
Robotics and Automation Fund	Class A – 1.65% Class C – 2.40% Class I – 1.40%
Symmetry Strategy Fund	Class A – 1.85% Class C – 2.60% Class I – 1.60%
Strategic Income Fund	Class A - 1.74% Class C – 2.49% Class I – 1.49%

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Each waiver or reimbursement by the Advisor is subject to repayment by the applicable Fund within the three years following the year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver and the repayment is approved by the Board.

The Advisory Agreement with respect to each Fund continues in effect for an initial two year term and then from year to year as long as its continuation is approved at least annually by the Board, including a majority of the Trustees who are not “interested persons,” or by the shareholders of the applicable Fund. Each Advisory Agreement may be terminated at any time upon 60 days’ written notice by the relevant Fund or by a majority vote of the outstanding shares or 90 days’ written notice by the Advisor and will terminate automatically upon assignment. The Advisory Agreement with respect to each Fund was approved by the Board at its meeting on the date listed below:

Fund	Meeting Date
Income Opportunities	February 23, 2015
LifeSci Healthcare	August 14, 2019
Premium Opportunity	May 4, 2016
Robotics and Automation	February 13, 2017
Symmetry Strategy	April 13, 2019
Strategic Income	February 22, 2021

A discussion of the matters considered by the Board in connection with the renewal of the Advisory Agreement for the Funds is available in the Funds’ Annual Report to shareholders dated March 31, 2024.

Each Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

The table below provides information about the advisory fees for each of the last three fiscal years ended March 31:

Income Opportunities Fund*

	Fiscal Year Ended 2022	Fiscal Year Ended 2023	Fiscal Year Ended 2024
Gross Advisory Fee	$58,920,012	$16,857,672	$5,912,023
Amounts Waived/Reimbursed	$7,341,886	$3,130,818	$686,763
Net Advisory Fee	$51,578,886	$13,726,854	$5,225,260

*	Prior to April 1, 2023, the Advisor earned an advisory fee of 1.50%.

LifeSci Healthcare Fund

	Fiscal Year Ended 2022	Fiscal Year Ended 2023	Fiscal Year Ended 2024
Gross Advisory Fee	$409,661	$587,635	$1,240,802
Amounts Waived/Reimbursed	$148,768	$165,498	$245,808
Net Advisory Fee	$260,893	$422,137	$994,994

Premium Opportunity Fund

	Fiscal Year Ended 2022	Fiscal Year Ended 2023	Fiscal Year Ended 2024
Gross Advisory Fee	$2,951,468	$2,234,028	$1,428,092
Amounts Waived/Reimbursed	$30,209	$164,482	$153,036
Net Advisory Fee	$2,921,259	$2,069,546	$1,275,056

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Robotics and Automation Fund

	Fiscal Year Ended 2022	Fiscal Year Ended 2023	Fiscal Year Ended 2024
Gross Advisory Fee	$570,590	$402,988	$362,541
Amounts Waived/Reimbursed	$170,674	$211,574	$199,793
Net Advisory Fee	$399,916	$191,414	$162,748

Symmetry Strategy Fund

	Fiscal Year Ended 2022	Fiscal Year Ended 2023	Fiscal Year Ended 2024
Gross Advisory Fee	$552,415	$640,133	$588,127
Amounts Waived/Reimbursed	$132,579	$48,215	$138,723
Net Advisory Fee	$419,836	$591,918	$449,404

Strategic Income Fund

	Fiscal Period Ended 2022	Fiscal Year Ended 2023	Fiscal Year Ended 2024
Gross Advisory Fee	$315,985	$678,827	$836,842
Amounts Waived/Reimbursed	$132,356	$287,380	$296,073
Net Advisory Fee	$183,629	$391,447	$540,769

Sub- Advisor – Income Opportunities Fund

Garrison Point Capital, LLC is an investment advisory firm founded in 2012 and registered as an investment advisor with the SEC on October 2, 2012. Garrison Point has been retained to act as the Sub-Advisor to the Fund under an Investment Sub-Advisory Agreement (“Garrison Point Sub-Advisory Agreement”) with the Advisor. Garrison Point Capital, LLC is wholly owned by Garrison Point Holdings, LP which is controlled by Garrett Smith. In addition to serving as the investment sub-advisor to the Fund, Garrison Point provides investment advice to individuals, high net worth individuals, trusts, businesses and charitable organizations. The Advisor and the Board have chosen to engage Garrison Point as Sub-Advisor to the Fund in part because of Garrison Point’s prior expertise and performance in advising other accounts similar in strategies to that of the Fund.

As compensation for the sub-advisory services Garrison Point provides to the Fund, the Advisor pays Garrison Point 50% of the net advisory fees earned by the Advisor from the Fund. For this purpose, “net advisory fees” means advisory fees collected

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from the Fund (net of fee waivers due to expense caps) less any revenue sharing and asset-based fees paid to broker-dealers or custodians with assets in the Fund. The fee paid to the Sub-Advisor by the Advisor is from the Advisor’s advisory fee and is not an additional cost to the Fund. The Garrison Point Sub-Advisory Agreement for the Fund was first approved by the Board on February 23, 2015. A new Garrison Point Sub-Advisory Agreement was approved by the Board on November 10 and 21, 2022 in anticipation of a change of control in Garrison Point that took place on December 31, 2022. The new Garrison Point Sub-Advisory Agreement is effective for an initial two-year period and continues in effect for successive twelve-month periods, provided that the Board annually approves it for continuance. A discussion of the matters considered by the Board in connection with the approval of the Garrison Point Sub-Advisory Agreement is available in the Fund’s Annual Report to Shareholders dated March 31, 2024. For the fiscal year ended March 31, 2022, the Sub-Advisor earned $25,789,063 in sub-advisory fees with respect to the Income Opportunities Fund. For the fiscal year ended March 31, 2023, the Advisor paid the Sub-Advisor $6,863,427 in sub-advisory fees with respect to the Income Opportunities Fund. For the fiscal year ended March 31, 2024, the Sub-Advisor earned $2,612,630 in sub-advisory fees with respect to the Income Opportunities Fund.

Sub-Advisor – LifeSci Healthcare Fund

LifeSci Fund Management LLC, an investment advisory firm founded in 2019 has been retained to act as the sub-advisor to the Fund under an Investment Sub-Advisory Agreement (“LifeSci Sub-Advisory Agreement”) with the Advisor. The Sub-Advisor also provides investment advisory services to separately managed accounts, pooled investment vehicles and high net worth individuals.

As compensation for the sub-advisory services LifeSci provides to the Fund, the Advisor pays LifeSci 50% of the net advisory fees earned by the Advisor from the Fund. For this purpose, “net advisory fees” means advisory fees collected from the Fund (net of fee waivers due to expense caps) less any revenue sharing and asset-based fees paid to broker-dealers or custodians with assets in the Fund. The fee paid to LifeSci by the Advisor is from the Advisor’s advisory fee and is not an additional cost to the Fund. The LifeSci Sub-Advisory Agreement was effective for an initial two-year period and continues in effect for successive twelve-month periods, provided that the Board annually approves it for continuance. A discussion of the matters considered by the Board in connection with the renewal of the Life Sci Sub-Advisory Agreement for the Fund is available in Fund’s Annual Report to Shareholders for the period ended March 31, 2024. For the fiscal year ended March 31, 2022, the Advisor paid LifeSci $130,447 in sub-advisory fees with respect to the LifeSci Healthcare Fund. For the fiscal year ended March 31, 2023, the Advisor paid the Sub-Advisor $211,069 in sub-advisory fees with respect to the LifeSci Healthcare Fund. For the fiscal year ended March 31, 2024, the Advisor paid the Sub-Advisor $497,497 in sub-advisory fees with respect to the LifeSci Healthcare Fund.

Sub-Advisor – Robotics and Automation Fund

Contego Capital Group, Inc, an investment advisory firm founded in 2011, has been retained to act as the Sub-Advisor to Robotics and Automation Fund under an Investment Sub-Advisory Agreement (“Contego Sub-Advisory Agreement”) with the Advisor. Contego also provides investment advisory services to individuals, high net worth individuals and pension and profit-sharing plans. The Advisor and the Board have chosen to engage Contego as the Sub-Advisor to the Fund in part because of the expertise of Contego’s management with the Fund’s investment strategy. Prior to December 1, 2018, Pacific View Asset Management, LLC served as the Fund’s investment sub-advisor.

As compensation for the sub-advisory services Contego provides to the Fund, the Advisor pays Contego 50% of the net advisory fees earned by the Advisor from the Fund. For this purpose, “net advisory fees” means advisory fees collected from the Fund (net of fee waivers due to expense caps) less any revenue sharing and asset-based fees paid to broker-dealers or custodians with assets in the Fund. The fee paid to the Sub-Advisor by the Advisor is from the Advisor’s advisory fee and is not an additional cost to the Fund. The Contego Sub-Advisory Agreement was effective for an initial two-year period and continues in effect for successive twelve-month periods, provided that the Board annually approves it for continuance. A discussion of the matters considered by the Board in connection with the renewal of the Contego Sub-Advisory Agreement for the Robotics and Automation Fund is available in the Fund’s Annual Report to Shareholders for the fiscal year ended March 31, 2024. During the fiscal year ended March 31, 2022, the Advisor paid Contego $199,958 in sub-advisory fees with respect to the Robotics and Automation Fund. During the fiscal year ended March 31, 2023, the Advisor paid Contego $95,707 in sub-advisory fees with respect to the Robotics and Automation Fund. During the fiscal year ended March 31, 2024, the Advisor paid Contego $81,374 in sub-advisory fees with respect to the Robotics and Automation Fund.

Sub-Advisor – Symmetry Strategy Fund

Mount Lucas Management, LP, an investment advisory firm founded in 1986 has been retained to act as the sub-advisor to the Fund under an Investment Sub-Advisory Agreement (“Mount Lucas Sub-Advisory Agreement”) with the Advisor. Mount Lucas also provides investment advisory services to separately managed accounts, pooled investment vehicles and high net worth individuals. The Advisor and the Board have chosen to engage Mount Lucas as a sub-advisor to the Fund in part because of Sub-Advisor’s prior expertise and performance with other accounts similar in objective to that of the Fund, including the Predecessor Fund.

As compensation for the sub-advisory services Mount Lucas provides to the Fund, the Advisor pays Mount Lucas 100% of the net advisory fees paid to the Advisor on assets received by the Fund in connection with the reorganization of the Predecessor Fund and 50% of the net advisory fees earned by the Advisor from the Fund on all other Fund assets. For this purpose, “net advisory fees” means advisory fees collected from the Fund (net of fee waivers due to expense caps) less any revenue sharing and asset-based fees paid to broker-dealers or custodians with assets in the Fund. The fee paid to Mount Lucas by the Advisor is from the Advisor’s advisory fee and is not an additional cost to the Fund. In addition to being a beneficial holder of 5% or more of the Fund, Hartz Capital Investments LLC (“Hartz”), an initial investor in the Predecessor Fund, received a share of revenue received by the Sub-Advisor pursuant to a seed investor agreement. The Mount Lucas Sub-Advisory Agreement was effective for an initial two-year period and continues in effect for successive twelve-month periods, provided that the Board annually approves it for continuance. A discussion of the matters considered by the Board in connection with the renewal of the Mount Lucas Sub-Advisory Agreement for the Fund is available in the Fund’s Annual Report to Shareholders for the fiscal year ended March 31, 2024. During the fiscal year ended March 31, 2022, the Advisor paid Mount Lucas $397,374 in sub-advisory fees with respect to the Symmetry Strategy Fund. During the fiscal year ended March 31, 2023, the Advisor paid Mount Lucas $480,839 in sub-advisory fees with respect to the Symmetry Strategy Fund.

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During the fiscal year ended March 31, 2024, the Advisor paid Mount Lucas $381,103 in sub-advisory fees with respect to the Symmetry Strategy Fund.

Sub-Advisor – Strategic Income Fund

Goshen Rock Capital, LLC, an investment advisory firm founded in February 2021, has been retained to act as the sub-advisor to the Fund under a Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Advisor. In addition to the Fund, GRC also advises multiple separate accounts for institutional investors and provides portfolio management and other services to Strategos Capital Management, LLC (“SCM”) an SEC registered investment advisor under common control with GRC. The Advisor and the Board have chosen to engage the Sub-Advisor as a subadvisor to the Fund in part because of the Sub-Advisor’s portfolio managers prior expertise and performance at SCM with other accounts similar in objective to that of the Fund, including the Predecessor Fund. The Sub-Advisor is controlled by David Gregory, the Lead Portfolio Manager of the Fund.

As compensation for the sub-advisory services GRC provides to the Fund, the Advisor pays the Sub-Advisor 50% of the net advisory fees earned by the Advisor from the Fund. For this purpose, “net advisory fees” means advisory fees collected from the Fund (net of fee waivers due to expense caps) less any revenue sharing and asset-based fees paid to broker-dealers or custodians with assets in the Fund. The fee paid to the Sub-Advisor by the Advisor is from the Advisor’s advisory fee and is not an additional cost to the Fund. The Sub-Advisory Agreement was effective for an initial two-year period and continues in effect for successive twelve-month periods, provided that the Board annually approves it for continuance. A discussion of the matters considered by the Board in connection with the renewal of the Sub-Advisory Agreement for the Fund is available in the Fund’s Annual Report to Shareholders for the year ended March 31, 2024. During the fiscal period ended March 31, 2022, the Advisor paid GRC $91,811 in sub-advisory fees with respect to the Strategic Income Fund. During the fiscal year ended March 31, 2023, the Advisor paid GRC $195,723 in sub-advisory fees with respect to the Strategic Income Fund. During the fiscal year ended March 31, 2024, the Advisor paid GRC $270,384 in sub-advisory fees with respect to the Strategic Income Fund.

Portfolio Managers – Income Opportunities Fund

Subject to the oversight and approval of the Advisor, Garrett Smith and Brian Loo are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Messrs. Smith and Loo’s compensation is based on a salary plus bonus based on a percentage of overall profits of Garrison Point. They also participate in a pension plan. Messrs. Smith and Loo are also entitled to a portion of the proceeds if Garrison Point sells all or a portion of its business.

Portfolio Manager – LifeSci Healthcare Fund

Subject to the oversight and approval of the Advisor, Mark G. Charest, Ph.D. is primarily responsible for the day-to-day management of the Fund’s portfolio. Dr. Charest’s compensation is based on a percentage of the net profits realized by LifeSci from the Fund.

Portfolio Manager – Premium Opportunity Fund

Subject to the oversight and approval of the Advisor, Russell Kellites, as portfolio manager, is primarily responsible for the day-to-day management of the portfolio of the Fund. Mr. Kellites compensation is based on a percentage of the net profits realized by the Advisor from the Fund.

Portfolio Manager – Robotics and Automation Fund

Subject to the oversight and approval of the Advisor, Brian Gahsman, as portfolio manager, is primarily responsible for the day-to-day management of the portfolio of the Fund. Mr. Gahsman compensation is based on a percentage of the net profits realized by Contego from the Fund.

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Portfolio Managers – Symmetry Strategy Fund

Subject to the oversight and approval of the Advisor, Gerald L. Prior, III, David Aspell, and Timothy J. Rudderow Sr. are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Messrs. Rudderow, Prior, and Aspell receive a salary, 401k contributions and a proportionate share of the firm’s net profits.

Portfolio Managers – Strategic Income Fund

Subject to the oversight and approval of the Advisor, David Gregory and Alex Cigolle, CFA, are the Fund’s portfolio managers and are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Gregory is the Lead Portfolio Manager.

Messrs. Gregory and Cigolle receive a proportionate share of GRC’s net profits.

As of March 31, 2024, the number of, and total assets in all registered investment companies, other pooled investment vehicles, and other accounts overseen by Garrett Smith, Brian Loo, Russell Kellites, Brian Gahsman, Mark G. Charest, Gerald Prior, III, David Aspell, Timothy Rudderow, David Gregory and Alex Cigolle are as follows:

Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number	Total Assets (millions)	Number	Total Assets (millions)	Number	Total Assets (millions)
Garrett Smith	1	$342.9 million	0	$0 million	34	$73.3 million
Brian Loo	1	$342.9 million	0	$0 million	34	$73.3million
Russell Kellites	1	$70 million	0	$0 million	0	$0 million
Brian Gahsman	1	$26.36 million	0	$0 million	162	$28.32 million
Mark G. Charest	1	$103 million	0	$0 million	0	$0 million
Gerald Prior, III	2	$305.4 million	5	$389.1 million	9	$779.4 million
David Aspell	2	$305.4 million	5	$389.1 million	9	$779.4 million
Timothy Rudderow	2	$305.4 million	5	$389.1 million	9	$779.4 million
David Gregory	1	$57.0 million	2	$37.5 million	1	$42.19 million
Alex Cigolle	1	$57.0 million	2	$37.5 million	1	$42.19 million

The advisory fee for the registered investment companies, other pooled investment vehicles or other accounts managed by each of the portfolio managers listed above, except for Garrett Smith, Brian Loo, Gerald Prior, III, David Aspell, Timothy Rudderow, David Gregory and Alex Cigolle are not based on the performance of the respective account. With respect to the accounts of Garrett Smith, Brian Loo, Gerald Prior, III, David Aspell, Timothy Rudderow, David Gregory and Alex Cigolle, the following are subject to performance-based fees:

Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number	Total Assets	Number	Total Assets	Number	Total Assets
		(millions)		(millions)		(millions)
Garrett Smith	0	$0 million	0	$0 million	1	$7.48 million
Brian Loo	0	$0 million	0	$0 million	1	$7.48 million
Gerald Prior, III	0	$0 million	1	$163.9 million	1	$121.0 million
David Aspell	0	$0 million	1	$163.9 million	1	$121.0 million
Timothy Rudderow	0	$0 million	1	$163.9 million	1	$121.0 million
David Gregory	0	$0 million	2	$37.5 million	0	$0 million
Alex Cigolle	0	$0 million	2	$37.5 million	0	$0 million

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The following table shows the dollar range of equity securities of the Fund beneficially owned by each portfolio manager as of March 31, 2024.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Income Opportunities Fund
Garrett Smith	Over $1,000,000
Brian Loo	$500,001 - $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in the Premium Opportunity Fund
Russell Kellites	Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in the Robotics and Automation Fund
Brian Gahsman	None

Name of Portfolio Manager	Dollar Range of Equity Securities in the LifeSci Healthcare Fund
Mark G. Charest	$10,001-$50,000

Name of Portfolio Manager	Dollar Range of Equity Securities in the Symmetry Strategy Fund
Tim Rudderow	Over $1,000,000
Gerald L. Prior, III	$100,001-$500,000
David Aspell	$10,001-$50,000

Name of Portfolio Manager	Dollar Range of Equity Securities in the Strategic Income Fund
David Gregory	Over $1,000,000
Alex Cigolle	Over $1,000,000*

*	Includes total of Mr. Cigolle, his spouse and SCM which is wholly owned by Mr. Cigolle.

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Potential Conflicts of Interest – Advisor and Sub-Advisors

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers responsible for multiple funds are presented with the following potential conflicts:

Advising multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

●	With respect to securities transactions for the Funds, the Advisor or Sub-Advisors determine which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

●	The appearance of a conflict of interest may arise where an Advisor or Sub-Advisor has an incentive, such as a performance-based advisory fee. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds’ code of ethics will adequately address such conflicts. One of the portfolio manager’s numerous responsibilities is to assist in the sale of Fund shares. Because the portfolio manager’s compensation is indirectly linked to the sale of Fund shares, they may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares.

●	The Advisor and each Sub-Advisor has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

●	The Funds may invest in affiliated funds advised by the Advisor. The Advisor is subject to conflicts of interest in allocating the Fund’s assets among the affiliated funds. The Advisor will receive more revenue when it selects an affiliated fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. This conflict may provide an incentive for the Advisor to invest Fund assets in affiliated funds that perform less well than unaffiliated funds. The Advisor may have an incentive to allocate the Fund’s assets to those affiliated funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other affiliated funds.

The Advisor, each Sub-Advisor and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

CODE OF ETHICS

AlphaCentric, Garrison Point, Mount Lucas, LifeSci, Contego, GRC, Northern Lights Distributors, LLC and the Trust have each adopted codes of ethics under Rule 17j-1(c) of the 1940 Act. The purpose of each code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Funds. Such codes of ethics permit personnel covered by the codes to invest in securities that may be purchased by the Funds, subject to the restrictions of the code. The codes are filed as exhibits to the Trust’s registration statement.

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TRANSFER AGENT, FUND ACCOUNTING AGENT AND ADMINISTRATOR

Ultimus Fund Solutions, LLC (“Ultimus”), which has its principal office at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, serves as administrator, fund accountant and transfer agent for the Fund pursuant to a Fund Services Agreement (the “Agreement”) with the Trust and subject to the supervision of the Board. Ultimus is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. Ultimus is an affiliate of the distributor.

Ultimus may also provide persons to serve as officers of the Trust. Such officers may be directors, officers or employees of Ultimus or its affiliates.

The Agreement remains in effect for an initial term of three years from the applicable effective date for each Fund and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board.  The Agreement is terminable by the Board or Ultimus on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this Agreement without the prior written consent of Ultimus. The Agreement provides that Ultimus shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, Ultimus performs administrative services, including:  (1) monitoring the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitoring Fund holdings and operations for post-trade compliance with each Fund’s registration statement and applicable laws and rules; (3) preparing and coordinating the printing of semi-annual and annual financial statements; (4) preparing selected management reports for performance and compliance analyses; (5) preparing and disseminating materials for and attending and participating in meetings of the Board; (6) determining income and capital gains available for distribution and calculating distributions required to meet regulatory, income, and excise tax requirements; (7) reviewing the Trust’s federal, state, and local tax returns as prepared and signed by the Trust’s independent public accountants; (8) preparing and maintaining the Trust’s operating expense budget to determine proper expense accruals to be charged to each Fund to calculate its daily net asset value; (9) assisting in and monitoring the preparation, filing, printing and where applicable, dissemination of periodic reports to the Board, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-CEN, N-CSR, N-PORT and N-PX; (10) coordinating the Trust’s audits and examinations by assisting each Fund’s independent public accountants; (11) determining, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitate such registration or qualification; (12) monitoring sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitoring the calculation of performance data for each Fund; (14) preparing, or causing to be prepared, expense and financial reports; (15) preparing authorization for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) providing information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assisting each Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of Ultimus); and (18) performing other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

Ultimus also provides the Funds with accounting services, including:  (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Funds’ listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Funds; (vi) maintenance of certain books and records described in Rule 31a-1 under the 1940 Act, and reconciliation of account information and balances among the Funds’ custodian and Advisor; and (vii) monitoring and evaluation of daily income and expense accruals, and sales and redemptions of shares of the Funds.

Ultimus also acts as transfer, dividend disbursing, and shareholder servicing agent for the Funds pursuant to the Agreement. Under the Agreement, Ultimus is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

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For the services rendered to the Fund by Ultimus, the Fund pays Ultimus the greater of an annual minimum fee or an asset-based fee, which scales downward based upon net assets for fund administration, fund accounting and transfer agency services. The Fund also pays Ultimus for any out-of-pocket expenses. For the fiscal years ended March 31, the Funds paid the following fees for these services:

Fund	2022	2023	2024
Income Opportunities	$1,456,020	$762,358	$498,709
LifeSci Healthcare	$30,440	$52,123	$101,614
Premium Opportunity	$85,979	$101,296	$86,021
Robotics and Automation	$32,339	$44,954	$44,454
Symmetry Strategy	$56,241	$52,465	$72,481
Strategic Income	$23,489	$53,519	$91,744

MFund Services LLC (“MFund”) provides the Funds with various management and legal administrative services under a Management Services Agreement. For these services, the Funds pays MFund an annual asset-based fee in accordance with the schedule set forth below applied at the Fund family level (i.e., all the Funds in the Trust advised by the Advisor):

.10% of net assets up to $50 million;

.07% of net assets from $50 million to $100 million;

.05% of net assets from $100 million to $250 million;

.04% of net assets from $250 million to $500 million;

.03% of net assets from $500 million to $1 billion;

.02% of net assets from $1 billion to $5 billion;

.01% of assets from $5 billion and above

In addition, the Funds reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Management Services Agreement. Jerry Szilagyi is the controlling member of MFund Services, the controlling member of the Advisor, Catalyst Capital Advisors LLC (an advisor to other series of the Trust), and a Trustee of the Trust. For the fiscal years ended March 31, the Funds paid MFund the following fees for its services:

Fund	2022	2023	2024
Income Opportunities	$926,386	$409,935	$199,843
LifeSci Healthcare	$12,818	$14,567	$43,980
Premium Opportunity	$55,583	$42,552	$40,130
Robotics and Automation	$18,680	$8,004	$12,035
Symmetry Strategy	$13,121	$17,061	$18,898
Strategic Income	$10,936	$16,011	$22,316

COMPLIANCE SERVICES

MFund provides the Chief Compliance Officer and certain compliance related services to the Trust pursuant to a Compliance Services Agreement. During the fiscal years ended March 31, the Funds paid MFund the following amounts for these services:

Fund	2022	2023	2024
Income Opportunities	$114,561	$44,033	$21,054
LifeSci Healthcare	$12,475	$13,066	$14,158
Premium Opportunity	$11,107	$10,319	$8,969
Robotics and Automation	$13,203	$13,218	$13,621
Symmetry Strategy	$10,193	$10,557	9,691
Strategic Income	$9,955	$14,286	$10,294
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CUSTODIAN

Pursuant to a Custody Agreement between the Trust and U.S. Bank National Association (the “Custodian”), 1555 N. Rivercenter Drive, Suite 302, Milwaukee, WI 53212, the Custodian serves as the custodian of the Funds. The Custodian has custody of all securities and cash of the Funds. The Custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Funds’ independent registered public accounting firm is Cohen & Company, Ltd., 1835 Market Street, Suite 310, Philadelphia, PA 19103. Shareholders receive annual financial statements, together with a report of independent accountants, and semiannual unaudited financial statements of the Funds. Cohen & Company, Ltd. reports on the Funds’ annual financial statements, review certain regulatory reports and the Funds’ income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds.

COUNSEL

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, OH 43215, serves as counsel for the Trust.

DISTRIBUTOR

Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022 (the “Distributor”), serves as the principal underwriter and national distributor for the shares of the Funds pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of the Financial Industry Regulatory Authority (“FINRA”). The offering of the Funds’ shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its reasonable efforts to facilitate the sale of the Funds’ shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by a Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of a Fund on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

12b-1 Plans

The Trust, on behalf of the Funds, has adopted Distribution and Shareholder Servicing Plans pursuant to Rule 12b-1 under the 1940 Act (the “Plans”). Rule 12b-1 provides that any payments made by a Fund in connection with the distribution of its shares may be made only pursuant to a written plan describing all material aspects of the proposed financing of the distribution and also requires that all agreements with any person relating to the implementation of a plan must be in writing. Under each Fund’s Plan related to the Class A Shares, the Funds incur an annual fee of up to 0.50% of the average daily net assets of the respective Fund’s Class A Shares (the “Class A 12b-1 Fee”). Class A Shares of the Funds are currently incurring an annual fee of up to 0.25% of its average daily net assets. If authorized by the Board and upon notice to shareholders, the Funds may increase the percentage paid under the Plan up to the Class A 12b-1 Fee amount. Each Fund except the Income Opportunities Fund has adopted a Plan for Class I shares. Under the Plan related to Class I Shares, each Fund may incur an annual fee of up to 0.25% of the average daily net assets of each Fund’s Class I Shares (the “Class I 12b-1 Fee). However, the Class I 12b-1 Plans has not been implemented, and there are no plans to impose these fees. Under each Fund’s Plan related to the Class C Shares, the Fund incurs an annual fee of up to 1.00% of the average daily net assets of the respective Fund’s Class C Shares (the “Class C 12b-1 Fee”) (the Class A 12b-1 Fee, Class C 12b-1 Fee and Class I 12b-1 Fee are collectively

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referred to as the “12b-1 Fees”). Brokers receive a 1% commission from the Fund for the sale of Class C shares. The Advisor reimburses the Fund for this expense and recoups the expense during the first year as it receives 12b-1 payments.

Each 12b-1 Fee may be used to pay a fee on a quarterly basis to broker-dealers, including the Distributor and affiliates of the Distributor, the Advisor, banks and savings and loan institutions and their affiliates and associated broker-dealers that have entered into Service Agreements with the Distributor (“Service Organizations”) of annual amounts of up to 0.25% of the average net asset value of all shares of the respective Fund owned by shareholders with whom the Service Organization has a servicing relationship. The 12b-1 Fees may also be used to reimburse parties for shareholder services and distribution-related expenses.

Each Fund’s Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board, including a majority of the trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan (the “Qualified Trustees”). Each Fund’s Plan may be terminated at any time, without penalty, by vote of a majority of the Qualified Trustees of a Fund or by vote of a majority of the outstanding shares of the Fund. Any amendment to a Plan to increase materially the amount the Fund is authorized to pay thereunder would require approval by a majority of the outstanding shares of the respective Fund. Other material amendments to a Fund’s Plan would be required to be approved by vote of the Board, including a majority of the Qualified Trustees. The Distributor may at its own discretion waive a portion of its fees from time to time, although such waiver is not required.

Dealers who are holders or dealers of record for accounts in one or more of the Funds may receive payments from 12b-1 Fees. A dealer’s marketing support services may include business planning assistance, educating dealer personnel about the Funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the dealer. Dealers are compensated differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. From time to time, the Advisor or Sub-Advisor, at its expense, may provide additional compensation to dealers that sell or arrange for the sale of shares of a Fund. Such compensation provided by the Advisor or Sub-Advisor may include financial assistance to dealers that enable the Advisor or Sub-Advisor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. The Advisor or Sub-Advisor makes payments for events they deem appropriate, subject to applicable law. These payments may vary depending upon the nature of the event.

The table below states the amounts paid by each Fund’s Class A and Class C shares under the distribution plan for the fiscal year ended March 31, 2024.

Fund	Class A Shares	Class C Shares
Income Opportunities Fund	$99,731	$340,042
LifeSci Healthcare Fund	$15,182	$13,284
Premium Opportunity Fund	$16,816	$18,296
Robotics and Automation Fund	$8,223	$6,112
Symmetry Strategy Fund	$938	$8,713
Strategic Income Fund	$2,178	$14,713

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The table below states the principal types of activities for which each Fund made payments under the distribution plan for the fiscal year ended March 31, 2024.

Fund	Advertising & Sales Literature	Printing & Mailing of Prospectuses	Compensation to Underwriters	Compensation to Broker Dealers	Reimbursement to the Advisor for other distribution related expenses	Interest, Carrying or other Financial Charges	Other- Accrued and Unpaid Expenses
Income Opportunities Fund Class A	—	—	—	$113,081	—	—	$(13,350)
Class C	—	—	—	$375,703	$0	$0	$(35,661)
LifeSci Healthcare Fund Class A	—	—	—	$32,212	—	—	$(17,030)
Class C	—	—	—	$12,224	—	—	$1,060
Premium Opportunity Fund Class A	$0	$0	$0	$30,997	$0	$0	$(14,181)
Class C	$0	$0	$0	$18,553	$0	$0	$(257)
Robotics and Automation Fund Class A	—	—	—	$9,119	—	—	$(896)
Class C	—	—	—	$6,634	—	—	$(522)
Symmetry Strategy Fund Class A	—	—	—	$12,038	—	—	$(11,100)
Class C	—	—	—	$9,268	—	—	$(555)
Strategic Income Fund Class A	—	—	—	$24,224	—	—	$(22,046)
Class C	—	—	—	$14,401	—	—	$312

The Distributor of the Funds received the following commissions and other compensation from the Funds during the fiscal year ended March 31, 2024.

	Net Underwriting	Compensation
	Discounts and	on Redemptions	Brokerage	Other
	Commissions	and Repurchases	Commissions	Compensation
Income Opportunities Fund	$32,699	$0	$0	$0
LifeSci Healthcare Fund	$182,670	$0	$0	$0
Premium Opportunity Fund	$5,991	$0	$0	$0
Robotics and Automation Fund	$7,353	$0	$0	$0
Symmetry Strategy Fund Strategic Income Fund	$441 $21,932	$0 $0	$0 $0	$0 $0

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ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

The Funds may directly enter into agreements with “financial intermediaries” pursuant to which a Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either: (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also be receiving. From time to time, the Advisor or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Underwriter, the Advisor and their affiliates. The payments described above may differ and may vary from amounts paid to the Fund’s transfer agent or other service providers for providing similar services to other accounts. The financial intermediaries are not audited by the Funds, the Advisor or their service providers to determine whether such intermediaries are providing the services for which they are receiving such payments.

The Advisor or affiliates of the Advisor may also, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of a Fund. These additional cash payments are payments over and above sales commissions or reallowances, distribution fees or servicing fees (including networking, administration and sub-transfer agency fees) payable to a financial intermediary which are disclosed elsewhere in the prospectus or this SAI. These additional cash payments are generally made to financial intermediaries that provide sub- accounting, sub-transfer agency, shareholder or administrative services or marketing support. Marketing support may include: (i) access to sales meetings or conferences, sales representatives and financial intermediary management representatives; (ii) inclusion of a Fund on a sales list, including a preferred or select sales list, or other sales programs to which financial intermediaries provide more marketing support than to other sales programs on which the Advisor or its affiliates may not need to make additional cash payments to be included; (iii) promotion of the sale of a Fund’s shares in communications with a financial intermediary’s customers, sales representatives or management representatives; and/or (iv) other specified services intended to assist in the distribution and marketing of a Fund’s shares. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Advisor and its affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on the dollar amount of shares sold.

The amount and value of additional cash payments vary for each financial intermediary. The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend a Fund’s shares over the shares of other mutual funds based, at least in part, on the level of compensation paid. A financial intermediary and its sales representatives may have similar financial incentives to recommend a particular class of a Fund’s shares over other classes of the Fund’s shares. You should consult with your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser.

Although the Funds may use financial firms that sell its shares to effect portfolio transactions for the Funds, the Funds and the Adviser will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

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SECURITIES LENDING TRANSACTIONS

The dollar amounts of income and fees and compensation paid to all service providers related to the Robotics and Automation Fund’s securities lending activities during the most recent fiscal year were as follows:

Gross income from securities lending activities (including income from cash collateral reinvestment)	$537,088
Fees and/or compensation for securities lending activities and related services	—
Fees paid to securities lending agent from a revenue split	$(54,901)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$(2,195)
Administrative fees not included in revenue split	—
Indemnification fees not included in revenue split	—
Rebate (paid to borrower)	$(260,378)
Other fees not included in revenue split	—
Aggregate fees/compensation for securities lending activities	$(317,474)
Net income from securities lending activities	$219,614

PROXY VOTING POLICY

The Board has delegated responsibilities for decisions regarding proxy voting for securities held by the Funds to the Advisor or the respective Fund’s Sub-Advisor, as follows:

Fund	Responsible Party
Income Opportunities Fund	Garrison Point
LifeSci Healthcare Fund	LifeSci
Premium Opportunity Fund	AlphaCentric
Robotics and Automation Fund	Contego
Symmetry Strategy Fund	Mount Lucas
Strategic Income Fund	GRC

The proxy voting delegates may further delegate such proxy voting to a sub-advisor or a third party proxy voting service provider. The proxy voting delegates will vote such proxies in accordance with their proxy policies and procedures. In some instances, the proxy voting delegates may be asked to cast a proxy vote that presents a conflict between its interests and the interests of a Fund’s shareholders. In such a case, the Trust’s policy requires that the proxy voting delegate abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board to make a voting decision. When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. Each proxy voting delegate has developed a detailed proxy voting policy that has been approved by the Board. A copy of the proxy voting policies are attached hereto as Appendices B, C, D, E, F and G.

Information on how the Funds voted proxies relating to portfolio securities is available without charge, upon request, by calling 1-844-223-8637 or on the SEC’s Internet site at www.sec.gov. In addition, a copy of the Funds’ proxy voting policies and procedures is also available by calling 1-844-223-8637 and will be sent within three business days of receipt of a request.

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PORTFOLIO TURNOVER

Turnover rates are primarily a function of the Funds’ response to market conditions. For the last two fiscal years, the portfolio turnover rates for the Funds were as follows:

Fund	2023	2024
Income Opportunities	0%	15%
LifeSci Healthcare	142%	134%
Premium Opportunity	0%	0%
Robotics and Automation	38%	54%
Symmetry Strategy	362%	329%
Strategic Income	22%	44%

PORTFOLIO TRANSACTIONS

Purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges, these commissions are negotiated. In the over-the-counter market, securities (e.g., debt securities) are normally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Advisor and Sub-Advisors attempt to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of each Fund on the basis of the broker-dealers’ professional capability, the value and quality of their brokerage services and the level of their brokerage commissions.

Although commissions paid on every transaction will, in the judgment of the Advisor or Sub-Advisors, be reasonable in relation to the value of the brokerage services provided, under each Advisory Agreement and Sub-Advisory Agreement, as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Advisor or Sub-Advisor may cause a Fund to pay a commission to broker-dealers who provide brokerage and research services to the Advisor or Sub-Advisor for effecting a securities transaction for a Fund. Such commission may exceed the amount other broker-dealers would have charged for the transaction, if the Advisor or Sub-Advisor determines in good faith that the greater commission is reasonable relative to the value of the brokerage and the research and investment information services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Advisor’s or Sub-Advisor’s overall responsibilities to the Funds and to their other clients. Such research and investment information services may include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Research provided by brokers may be used for the benefit of all of the clients of the Advisor or Sub-Advisor and not solely or necessarily for the benefit of the Funds. The Advisor’s or Sub-Advisor’s investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by the Advisor or Sub-Advisor as a consideration in the selection of brokers to execute portfolio transactions.

The investment advisory fees that the Funds pay to the Advisor will not be reduced as a consequence of the Advisor’s or Sub-Advisor’s receipt of brokerage and research services. To the extent a Fund’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount, which cannot be presently determined. Such services would be useful and of value to the Advisor or Sub-Advisor in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Advisor or Sub-Advisor in carrying out its obligations to the Funds.

Certain investments may be appropriate for the Funds and also for other clients advised by the Advisor or Sub-Advisor. Investment decisions for the Funds and other clients are made with a view to achieving their respective investment

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objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Occasionally, a particular security may be bought or sold for one or more clients in different amounts. In such event, and to the extent permitted by applicable law and regulations, such transactions with respect to the Advisor or Sub-Advisor, will be allocated among the clients in a manner believed to be equitable to each. Ordinarily, such allocation will be made on the basis of the weighted average price of such transactions effected during a trading day.

Each Fund has no obligation to deal with any broker or dealer in the execution of its transactions. However, each Fund may place a significant portion of its transactions, with affiliates of the Advisor. As the level of option writing or stock trading increases, the level of commissions paid by each Fund to the affiliates increases. Such transactions will be executed at competitive commission rates through the affiliated broker’s clearing broker. Because the affiliates receive compensation based on the amount of transactions completed, there could be an incentive on the part of the Advisor to effect as many transactions as possible, thereby maximizing the commissions and premiums it receives. In connection with the execution of transactions, subject to its policy of best execution, a Fund may pay higher brokerage commissions to the affiliate than it might pay to unaffiliated broker-dealers.

In order for the affiliated broker to effect any portfolio transactions for the Funds on an exchange, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction.

Under the 1940 Act, persons affiliated with the Advisor, the Distributor or an affiliate of the Advisor or Distributor, may be prohibited from dealing with the Funds as a principal in the purchase and sale of securities.

The Advisory Agreement provides that an affiliate of affiliates of the Advisor may receive brokerage commissions in connection with effecting such transactions for the Funds. In determining the commissions to be paid to an affiliated broker, it is the policy of the Trust that such commissions will, in the judgment of the Board, be (a) at least as favorable to a Fund as those which would be charged by other qualified brokers having comparable execution capability and (b) at least as favorable to a Fund as commissions contemporaneously charged by the affiliated broker on comparable transactions for its most favored unaffiliated customers, except for customers of the affiliated broker considered by a majority of the Trust’s Independent Trustees not to be comparable to the Fund. The Independent Trustees from time-to-time review, among other things, information relating to the commissions charged by an affiliated broker to a Fund and its other customers, and rates and other information concerning the commissions charged by other qualified brokers.

The Advisory Agreement does not provide for a reduction of the Distributor’s or Advisor’s fee by the amount of any profits earned by an affiliated broker from brokerage commissions generated from portfolio transactions of the Funds. While other brokerage business may be given from time to time to other firms, the affiliated brokers will not receive reciprocal brokerage business as a result of the brokerage business placed by the Funds with others.

A Fund will not acquire portfolio securities issued by or enter into repurchase agreements or reverse repurchase agreements with the Advisor, Sub-Advisor, the Distributor or their affiliates.

For the fiscal years ended March 31, the Funds paid the following in commissions on the purchase and sale of securities:

Fund	2022	2023	2024
Income Opportunities	$63,861	$0	$0
LifeSci Healthcare	$121,644	$232,825	$273,216
Premium Opportunity	$174,307	$280,462	$53,453
Robotics and Automation	$118,476	$55,276	$74,994
Symmetry Strategy	$38,949	$33,701	$15,084
Strategic Income	$19,654	$11,222	$13,798

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Purchase and Redemption of Shares

Fund shares may be purchased from investment dealers who have sales agreements with the Distributor or from the Distributor directly. As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences by offering Class A shares as described below.

Class A Shares

You may purchase Class A shares at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus.

Shares may be purchased at the public offering price through any securities dealer having a sales agreement with the Distributor. Shares may also be purchased through banks and certain other financial institutions that have agency agreements with the Distributor. These financial institutions will receive transaction fees that are the same as the commissions to dealers and may charge their customers service fees relating to investments in a Fund. Purchase requests should be addressed to the dealer or agent from which this Prospectus was received which has a sales agreement with the Distributor. Such dealer or agent may place a telephone order with the Distributor for the purchase of Fund shares. It is a dealer’s or broker’s responsibility to promptly forward payment and registration instructions (or completed applications) to the Transfer Agent for shares being purchased in order for investors to receive the next determined net asset value (or public offering price). Reference should be made to the wire order to ensure proper settlement of the trade. Payment for redemptions of shares purchased by telephone should be processed within three business days. Payment must be received within seven days of the order or the trade may be cancelled, and the dealer or broker placing the trade will be liable for any losses.

18f-1 Election

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated during any 90 day period to redeem shares for any one shareholder of record solely in cash up to the lesser of $250,000 or 1% of the NAV of a Fund at the beginning of such period. The Trust has made this election to permit certain funds of the Trust to deliver, in lieu of cash, readily marketable securities from its portfolio should a redemption exceed such limitations. The securities delivered will be selected at the sole discretion of such Fund, will not necessarily be representative of the entire portfolio and may be securities, which a Fund would otherwise sell. The redeeming shareholder will usually incur brokerage costs in converting the securities to cash. The method of valuing securities used to make the redemptions in kind will be the same as the method of valuing portfolio securities and such valuation will be made as of the same time the redemption price is determined. However, the Board has determined that, until otherwise approved by the Board, all redemptions in the Funds be made in cash only. If the Board determines to allow the Funds to redeem in kind in the future, the Funds will provide shareholders with notice of such change to the redemption policy.

Reduction of Up-Front Sales Charge on Class A Shares

Letters of Intent

An investor may qualify for a reduced sales charge on Class A shares immediately by stating his or her intention to invest in Class A shares of one or more of the Funds, during a 13-month period, an amount that would qualify for a reduced sales charge shown in the Funds’ Prospectus under “How to Buy Shares — Class A Shares” and by signing a non-binding Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. After signing the Letter of Intent, each investment in Class A shares made by an investor will be entitled to the sales charge applicable to the total investment indicated in the Letter of Intent. If an investor does not complete the purchases under the Letter of Intent within the 13-month period, the sales charge will be adjusted upward, corresponding to the amount actually purchased. When an investor signs a Letter of Intent, Class A shares of a Fund with a value of up to 5% of the amount specified in the Letter of Intent will be restricted. If the total purchases of Class A shares made by an investor under the Letter of Intent, less redemptions, prior to the expiration of the 13-month period equals or exceeds the amount specified in the Letter of Intent, the restriction on the shares will be removed. In addition, if the total purchases of Class A shares exceed the amount specified and qualify for a further quantity discount, the Distributor will make a retroactive price adjustment and will apply the adjustment to purchase additional Class A shares at the then current applicable offering price. If an investor does not complete purchases under a Letter of Intent, the sales charge is adjusted upward, and, if after written notice to the investor, he

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or she does not pay the increased sales charge, sufficient Class A restricted shares will be redeemed at the current net asset value to pay such charge.

Rights of Accumulation

A right of accumulation (“ROA”) permits an investor to aggregate shares (of any class) owned by the investor, his spouse, children and grandchildren under 21 (collectively, the “Investor”) in some or all of the Funds to reach a breakpoint discount. This includes accounts held with other financial institutions and accounts established for a single trust estate or single fiduciary account, including a qualified retirement plan such as an IRA, 401(k) or 403(b) plan (some restrictions may apply). The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s net asset value.

For example, if an Investor-owned Class A shares of the AlphaCentric Income Opportunities Fund worth $40,000 at the current net asset value and purchased an additional $10,000 of Class A shares of the Fund, the sales charge for the $10,000 purchase of the Fund would be at the rate applicable to a single $50,000 purchase.

To qualify for a ROA on a purchase of Class A shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the respective Fund with sufficient information to verify that the purchase qualifies for the discount.

Investments of $1 Million or More

With respect to Class A shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1% CDSC on shares redeemed within two years of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Waivers of Up-Front Sales Charge on Class A Shares

The Prospectus describes the classes of persons that may purchase shares without an up-front sales charge. The elimination of the up-front sales charge for redemptions by certain classes of persons is provided because of anticipated economies of scale and sales related efforts.

To qualify for a waiver of the up-front sales charge on a purchase of Class A shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the respective Fund with sufficient information to verify that the purchase qualifies for the discount.

The Funds make available, free of charge, more information about sales charge reductions and waivers through the prospectus or through your financial advisor.

Exchange Privilege

As described in the Funds’ Prospectus under “How To Redeem Shares—Exchange Privilege,” each Fund offers an exchange privilege pursuant to which a shareholder in a Fund may exchange some or all of his shares in any of the funds in the Trust, in the same class shares at net asset value provided the account registration information of the other Fund is the same. The exchange privilege may be changed or discontinued upon 60 days’ written notice to shareholders and is available only to shareholders where such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the Funds and consider the differences between it and the Fund whose shares he owns before making an exchange. For further information on how to exercise the exchange privilege, contact the Transfer Agent.

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NET ASSET VALUE

For each Fund, NAV per share is determined by dividing the total value of that Fund’s assets, less any liabilities, by the number of shares of that Fund outstanding.

The net asset value per share of each Fund is determined by the Administrator as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each day when the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth Independence Day, Labor Day, Thanksgiving Day and Christmas Day, as observed.

Assets for which market quotations are available are valued, by independent pricing services, as follows.

●	Exchange-traded domestic equity securities are generally valued at the last sales price on a national securities exchange (except the NASDAQ Stock Market). Domestic equity securities traded on the NASDAQ Stock Market are generally valued at the NASDAQ Official Closing Price (NOCP) on the date of valuation. Domestic equity securities that are not traded on an exchange are generally valued at the last sales price. Exchange-traded foreign equity securities are generally valued, in the appropriate currency, at the last quoted sales price on the relevant exchange. Foreign equity securities that are not exchange-traded are generally valued, in the appropriate currency, at the last sales price. Rights and warrants are valued at the last sales price on a national securities exchange.

●	Debt securities, including foreign debt securities, are valued by an approved independent pricing service. Debt securities with remaining maturities of 60 days or less may be valued at amortized cost unless it is determined that amortized cost does not represent fair value (e.g., securities that are not expected to mature at par). Debt securities with remaining maturities of 60 days or less that are not valued based on amortized cost are valued based on prices provided by approved independent pricing services.

●	Shares of ETFs and closed-end registered investment companies are valued in the same manner as other equity securities. Mutual funds are valued at their net asset values.

●	Foreign currencies are valued at the last quoted foreign exchange London close quotation from an approved independent pricing service. The value of assets and liabilities denominated in currencies other than the U.S. dollar are translated into their U.S. dollar equivalent values at such last foreign exchange quotation.

●	Exchange-listed swaps and total return swaps on exchange-listed securities are generally valued at the last quoted sales price. Other swaps are valued by an approved independent pricing service. If no valuation is available from an approved independent pricing service, then at the price received from the broker-dealer/counterparty that issued the swap.

●	Exchange-traded options are generally valued at the closing price or last sale price on the primary exchange for that option as recorded by an approved independent pricing service. Exchange-traded options that are part of a straddle are valued at the mean price provided by an approved independent pricing service. Over-the-counter index options and other derivative contracts (other than swaps as set forth above) on securities, currencies and other financial instruments are generally valued at mean prices provided by an approved independent pricing service. In the absence of such a value, such derivatives contracts are valued at the marked-to-market price (or the evaluated price if a marked-to-market price is not available) provided by the broker-dealer with which the option was traded (which may also be the counterparty).

●	Futures contracts are valued at their settlement price on the exchange on which they are traded. If settlement price is not available, the contracts are priced at the last trade price prior to the close. If the settlement price or last trade price is not available, then at the mean of the quoted bid and asked prices on such exchange.

●	Foreign currency forward contracts are valued by an approved independent pricing service at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate and the prevailing forward rates, and converted to U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as of the close of regular trading on the London Stock Exchange (usually 11:00 a.m. Eastern Time).

When approved by the Board, certain securities may be valued on the basis of valuations provided by an independent pricing service when such prices the Board believes reflect the fair value of such securities. Securities that are fair valued by

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that Fund’s valuation designee are normally those, which have no available recent market value, have few outstanding shares and therefore infrequent trades, or for which there is a lack of consensus on the value, with quoted prices covering a wide range. The lack of consensus would result from relatively unusual circumstances such as no trading in the security for long periods of time, or a company’s involvement in merger or acquisition activity, with widely varying valuations placed on the company’s assets or stock. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

In the absence of an ascertainable market value, assets are valued at their fair value as determined by the valuation designee using methods and procedures reviewed and approved by the Board.

TAX INFORMATION

Each Fund intends to qualify as a regulated investment company, or “RIC”, under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve a Fund of liability for federal income taxes. If for any taxable year a Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund’s earnings and profits and would be eligible for the dividends-received deduction for corporations.

Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may now be carried forward indefinitely and retain the character of the original loss. Under previously enacted laws, capital losses could only be carried forward to offset any capital gains for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders. As of March 31, 2024, the Funds below had capital loss carry forwards for federal income tax purposes available to offset future capital gains and utilized capital loss carryforwards as follows:

	Non-Expiring Short-Term	Non-Expiring Long-Term	Total	CLCF

Income Opportunities	$340,976,531	$0	$340,976,531	$28,112,858
LifeSci Healthcare	$0	$0	$0	$0
Robotics and Automation	$3,404,941	$894,865	$4,299,806	$0
Premium Opportunity	$1,288,851	$1,735,727	$3,024,578	$9,236,458
Symmetry Strategy	$702,356	$2,607,906	$3,310,262	$0
Strategic Income	$0	$0	$0	$0

Certain U.S. shareholders, including individuals and estates and trusts, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by a Fund. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

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INVESTMENTS IN FOREIGN SECURITIES

The Funds may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund’s income dividends paid to you.

Pass-Through of Foreign Tax Credits. A Fund may be subject to certain taxes imposed by the countries in which it invests or operates. If a Fund qualifies as a regulated investment company and if more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of stocks or securities of foreign corporations, that Fund may elect, for U.S. federal income tax purposes, to treat any foreign taxes paid by the Fund that qualify as income or similar taxes under U.S. income tax principles as having been paid by the Fund’s shareholders. It is not likely that the Fund will be able to do so. For any year for which a Fund makes such an election, each shareholder will be required to include in its gross income an amount equal to its allocable share of such taxes paid by the Fund and the shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax liability, if any, or to deduct their portions from their U.S. taxable income, if any. No deduction for foreign taxes may be claimed by individuals who do not itemize deductions. In any year in which it elects to “pass through” foreign taxes to shareholders, the Fund will notify shareholders within 60 days after the close of the Fund’s taxable year of the amount of such taxes and the sources of its income. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on “qualified dividend income.”

Effect of Foreign Debt Investments and Hedging on Distributions. Under the Code, gains or losses attributable to fluctuations in exchange rates, which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund’s ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

PFIC securities. Each Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. When investing in PFIC securities, each Fund may elect to mark-to-market a PFIC and recognize any gains at the end of its fiscal and excise (described above) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities. You should also be aware that distributions from a PFIC are generally not eligible for the reduced rate of tax on “qualified dividend income.” In the alternative, the Fund may elect to treat the PFIC as a qualified electing fund (a “QEF”), in which case the Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives distributions from the company. The QEF and mark-to-market elections may require the Fund to sell securities it would have otherwise continued to hold in order to make distributions to shareholders to avoid any Fund-level tax. Income from investments in PFICs generally will not qualify for treatment as qualified dividend income.

BACKUP WITHHOLDING

Each Fund may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (currently 24%) of all reportable payments, including dividends, capital gain distributions and redemptions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

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FOREIGN SHAREHOLDERS

The United States imposes a withholding tax (at a 30% or lower treaty rate) on all Fund dividends of ordinary income. Capital gain dividends paid by a Fund from its net long-term capital gains and exempt-interest dividends are generally exempt from this withholding tax.

FINANCIAL STATEMENTS

The financial statements of Funds and the independent registered public accounting firm’s report appearing in the Annual Report for the fiscal period ended March 31, 2024 are incorporated by reference. You can obtain the Funds’ Annual or Semi-Annual Reports, without charge, by calling 1-844-223-8637.

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Appendix A—Description of Commercial Paper and Bond Ratings

Description of Moody’s Investors Service, Inc. (“Moody’s”), Short-Term Debt Ratings

Prime-1. Issuers (or supporting institutions) rated Prime-1 (“P-1”) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers (or supporting institutions) rated Prime-2 (“P-2”) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Description of Standard & Poor’s Ratings Group (“Standard & Poor’s”), Commercial Paper Ratings

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety. A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation. A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high for issues designated A-1.

Description of Moody’s Long-Term Debt Ratings

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds, because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities; A. Bonds which are rated A possess many favorable investment attributes and are considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future; Baa. Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

Description of Standard & Poor’s Corporate Debt Ratings

AAA. Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong; AA. Debt Rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree; A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories; BB, B, CCC, CC, C. Debt Rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are out-weighed by large uncertainties or major risk exposures to adverse conditions; BB. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure of adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

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The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating; B. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating; CCC. Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating; CC. The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating; C. The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued; CI. The rating CI is reserved for income bonds on which no interest is being paid; D. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

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Appendix B

ALPHACENTRIC ADVISORS LLC

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In order to fulfill its responsibilities under the Act, AlphaCentric Advisors LLC (hereinafter “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to companies in investment portfolios of our clients.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal may impact the financial prospects of a company, and vote accordingly.

We believe that we invest in companies with strong management. Therefore we will tend to vote proxies consistent with management’s recommendations. However, we will vote contrary to management’s recommendations if we believe those recommendations are not consistent with increasing shareholder value.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that turnover in board composition promotes independent board action, fresh approaches to governance, and generally has a positive impact on shareholder value. We will generally vote in favor of non-incumbent independent directors.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

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Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

1.       Requiring senior executives to hold stock in a company.

2.       Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value. Therefore, while we will evaluate such plans on a case by case basis, we will generally oppose such plans.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-866-447-4228. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

64

UNITED STATES

Proxy Voting Guidelines
Benchmark Policy Recommendations

TITLE

Effective for Meetings on or after February 1, 2023
Published December 13, 2022

WWW.ISSGOVERNANCE.COM

Coverage		9

1.	Board of Directors	10

Voting on Director Nominees in Uncontested Elections		10
	Independence	10
	ISS Classification of Directors – U.S.	10
	Composition	10
	Attendance	10
	Overboarded Directors	10
	Gender Diversity	10
	Racial and/or Ethnic Diversity	11
	Responsiveness	14
	Accountability	14
	Poison Pills	14
	Unequal Voting Rights	15
	Classified Board Structure	15
	Removal of Shareholder Discretion on Classified Boards	15
	Problematic Governance Structure	15
	Unilateral Bylaw/Charter Amendments	16
	Restricting Binding Shareholder Proposals	16
	Director Performance Evaluation	16
	Management Proposals to Ratify Existing Charter or Bylaw Provisions	17
	Problematic Audit-Related Practices	17
	Problematic Compensation Practices	17
	Problematic Pledging of Company Stock	18
	Climate Accountability	18
	Governance Failures	18
Voting on Director Nominees in Contested Elections		19
	Vote-No Campaigns	19
	Proxy Contests/Proxy Access	19
Other Board-Related Proposals		19
	Adopt Anti-Hedging/Pledging/Speculative Investments Policy	19
	Board Refreshment	19
	Term/Tenure Limits	20
	Age Limits	20
	Board Size	20
	Classification/Declassification of the Board	20
	CEO Succession Planning	20
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	Cumulative Voting	20
	Director and Officer Indemnification, Liability Protection, and Exculpation	21
	Establish/Amend Nominee Qualifications	21
	Establish Other Board Committee Proposals	22
	Filling Vacancies/Removal of Directors	22
	Independent Board Chair	22
	Majority of Independent Directors/Establishment of Independent Committees	23
	Majority Vote Standard for the Election of Directors	23
	Proxy Access	23
	Require More Nominees than Open Seats	23
	Shareholder Engagement Policy (Shareholder Advisory Committee)	24

2.	Audit-Related	25

	Auditor Indemnification and Limitation of Liability	25
	Auditor Ratification	25
	Shareholder Proposals Limiting Non-Audit Services	25
	Shareholder Proposals on Audit Firm Rotation	26

3.	Shareholder Rights & Defenses	27

	Advance Notice Requirements for Shareholder Proposals/Nominations	27
	Amend Bylaws without Shareholder Consent	27
	Control Share Acquisition Provisions	27
	Control Share Cash-Out Provisions	27
	Disgorgement Provisions	28
	Fair Price Provisions	28
	Freeze-Out Provisions	28
	Greenmail	28
	Shareholder Litigation Rights	28
	Federal Forum Selection Provisions	28
	Exclusive Forum Provisions for State Law Matters	29
	Fee shifting	29
	Net Operating Loss (NOL) Protective Amendments	30
Poison Pills (Shareholder Rights Plans)		30
	Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy	30
	Management Proposals to Ratify a Poison Pill	30
	Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)	31
	Proxy Voting Disclosure, Confidentiality, and Tabulation	31
	Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions	31
	Reimbursing Proxy Solicitation Expenses	32
	Reincorporation Proposals	32
	Shareholder Ability to Act by Written Consent	32
	Shareholder Ability to Call Special Meetings	33
	Stakeholder Provisions	33
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	State Antitakeover Statutes	33
	Supermajority Vote Requirements	33
	Virtual Shareholder Meetings	34

4.	Capital/Restructuring	35

Capital		35
	Adjustments to Par Value of Common Stock	35
	Common Stock Authorization	35
	General Authorization Requests	35
	Specific Authorization Requests	36
	Dual Class Structure	36
	Issue Stock for Use with Rights Plan	36
	Preemptive Rights	36
	Preferred Stock Authorization	36
	General Authorization Requests	36
	Recapitalization Plans	38
	Reverse Stock Splits	38
	Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.	38
	Share Repurchase Programs	39
	Share Repurchase Programs Shareholder Proposals	39
	Stock Distributions: Splits and Dividends	39
	Tracking Stock	39
Restructuring		39
	Appraisal Rights	39
	Asset Purchases	40
	Asset Sales	40
	Bundled Proposals	40
	Conversion of Securities	40
	Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans	40
	Formation of Holding Company	41
	Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)	41
	Joint Ventures	42
	Liquidations	42
	Mergers and Acquisitions	42
	Private Placements/Warrants/Convertible Debentures	43
	Reorganization/Restructuring Plan (Bankruptcy)	44
	Special Purpose Acquisition Corporations (SPACs)	44
	Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions	45
	Spin-offs	45
	Value Maximization Shareholder Proposals	45
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5.	Compensation	46

Executive Pay Evaluation		46
	Advisory Votes on Executive Compensation—Management Proposals (Say-on-Pay)	46
	Pay-for-Performance Evaluation	47
	Problematic Pay Practices	48
	Compensation Committee Communications and Responsiveness	49
	Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)	49
	Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale	49
Equity-Based and Other Incentive Plans		50
	Shareholder Value Transfer (SVT)	51
	Three-Year Value-Adjusted Burn Rate	51
	Egregious Factors	51
	Liberal Change in Control Definition	51
	Repricing Provisions	52
	Problematic Pay Practices or Significant Pay-for-Performance Disconnect	52
	Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))	52
	Specific Treatment of Certain Award Types in Equity Plan Evaluations	53
	Dividend Equivalent Rights	53
	Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)	53
Other Compensation Plans		53
	401(k) Employee Benefit Plans	53
	Employee Stock Ownership Plans (ESOPs)	54
	Employee Stock Purchase Plans—Qualified Plans	54
	Employee Stock Purchase Plans—Non-Qualified Plans	54
	Option Exchange Programs/Repricing Options	54
	Stock Plans in Lieu of Cash	55
	Transfer Stock Option (TSO) Programs	55
Director Compensation		56
	Shareholder Ratification of Director Pay Programs	56
	Equity Plans for Non-Employee Directors	56
	Non-Employee Director Retirement Plans	57
Shareholder Proposals on Compensation		57
	Bonus Banking/Bonus Banking “Plus”	57
	Compensation Consultants—Disclosure of Board or Company’s Utilization	57
	Disclosure/Setting Levels or Types of Compensation for Executives and Directors	57
	Golden Coffins/Executive Death Benefits	58
	Hold Equity Past Retirement or for a Significant Period of Time	58
	Pay Disparity	58
	Pay for Performance/Performance-Based Awards	58
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	Pay for Superior Performance	59
	Pre-Arranged Trading Plans (10b5-1 Plans)	59
	Prohibit Outside CEOs from Serving on Compensation Committees	60
	Recoupment of Incentive or Stock Compensation in Specified Circumstances	60
	Severance Agreements for Executives/Golden Parachutes	60
	Share Buyback Impact on Incentive Program Metrics	61
	Supplemental Executive Retirement Plans (SERPs)	61
	Tax Gross-Up Proposals	61
	Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity	61

6.	Routine/Miscellaneous	62

	Adjourn Meeting	62
	Amend Quorum Requirements	62
	Amend Minor Bylaws	62
	Change Company Name	62
	Change Date, Time, or Location of Annual Meeting	62
	Other Business	63

7.	Social and Environmental Issues	64

Global Approach – E&S Shareholder Proposals		64
Endorsement of Principles		64
Animal Welfare		64
	Animal Welfare Policies	64
	Animal Testing	65
	Animal Slaughter	65
Consumer Issues		65
	Genetically Modified Ingredients	65
	Reports on Potentially Controversial Business/Financial Practices	65
	Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation	66
	Product Safety and Toxic/Hazardous Materials	66
	Tobacco-Related Proposals	67
Climate Change		67
	Say on Climate (SoC) Management Proposals	67
	Say on Climate (SoC) Shareholder Proposals	68
	Climate Change/Greenhouse Gas (GHG) Emissions	68
	Energy Efficiency	69
	Renewable Energy	69
Diversity		69
	Board Diversity	69
	Equality of Opportunity	70
	Gender Identity, Sexual Orientation, and Domestic Partner Benefits	70
	Gender, Race/Ethnicity Pay Gap	70
	Racial Equity and/or Civil Rights Audit Guidelines	70
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Environment and Sustainability		71
	Facility and Workplace Safety	71
	General Environmental Proposals and Community Impact Assessments	71
	Hydraulic Fracturing	71
	Operations in Protected Areas	72
	Recycling	72
	Sustainability Reporting	72
	Water Issues	72
General Corporate Issues		73
	Charitable Contributions	73
	Data Security, Privacy, and Internet Issues	73
	ESG Compensation-Related Proposals	73
Human Rights, Human Capital Management, and International Operations		73
	Human Rights Proposals	73
	Mandatory Arbitration	74
	Operations in High-Risk Markets	74
	Outsourcing/Offshoring	75
	Sexual Harassment	75
	Weapons and Military Sales	75
Political Activities		75
	Lobbying	75
	Political Contributions	76
	Political Expenditures and Lobbying Congruency	76
	Political Ties	76

8.	Mutual Fund Proxies	78

	Election of Directors	78
	Closed End Funds- Unilateral Opt-In to Control Share Acquisition Statutes	78
	Converting Closed-end Fund to Open-end Fund	78
	Proxy Contests	78
	Investment Advisory Agreements	78
	Approving New Classes or Series of Shares	79
	Preferred Stock Proposals	79
	1940 Act Policies	79
	Changing a Fundamental Restriction to a Nonfundamental Restriction	79
	Change Fundamental Investment Objective to Nonfundamental	79
	Name Change Proposals	79
	Change in Fund’s Subclassification	80
	Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value	80
	Disposition of Assets/Termination/Liquidation	80
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Changes to the Charter Document	80
Changing the Domicile of a Fund	81
Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval	81
Distribution Agreements	81
Master-Feeder Structure	81
Mergers	81
Shareholder Proposals for Mutual Funds	81
Establish Director Ownership Requirement	81
Reimburse Shareholder for Expenses Incurred	82
Terminate the Investment Advisor	82
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Coverage

The U.S. research team provides proxy analyses and voting recommendations for the common shareholder meetings of U.S. - incorporated companies that are publicly-traded on U.S. exchanges, as well as certain OTC companies, if they are held in our institutional investor clients’ portfolios. Coverage generally includes corporate actions for common equity holders, such as written consents and bankruptcies. ISS’ U.S. coverage includes investment companies (including open-end funds, closed-end funds, exchange-traded funds, and unit investment trusts), limited partnerships (“LPs”), master limited partnerships (“MLPs”), limited liability companies (“LLCs”), and business development companies. ISS reviews its universe of coverage on an annual basis, and the coverage is subject to change based on client need and industry trends.

Foreign-incorporated companies

In addition to U.S.- incorporated, U.S.- listed companies, ISS’ U.S. policies are applied to certain foreign- incorporated company analyses. Like the SEC, ISS distinguishes two types of companies that list but are not incorporated in the U.S.:

■	U.S. Domestic Issuers – which have a majority of outstanding shares held in the U.S. and meet other criteria, as determined by the SEC, and are subject to the same disclosure and listing standards as U.S. incorporated companies (e.g. they are required to file DEF14A proxy statements) – are generally covered under standard U.S. policy guidelines.

■	Foreign Private Issuers (FPIs) – which are allowed to take exemptions from most disclosure requirements (e.g., they are allowed to file 6-K for their proxy materials) and U.S. listing standards – are generally covered under a combination of policy guidelines:

■	FPI Guidelines (see the Americas Regional Proxy Voting Guidelines), may apply to companies incorporated in governance havens, and apply certain minimum independence and disclosure standards in the evaluation of key proxy ballot items, such as the election of directors; and/or

■	Guidelines for the market that is responsible for, or most relevant to, the item on the ballot.

U.S. incorporated companies listed only on non-U.S. exchanges are generally covered under the ISS guidelines for the market on which they are traded.

An FPI is generally covered under ISS’ approach to FPIs outlined above, even if such FPI voluntarily files a proxy statement and/or other filing normally required of a U.S. Domestic Issuer, so long as the company retains its FPI status.

In all cases – including with respect to other companies with cross-market features that may lead to ballot items related to multiple markets – items that are on the ballot solely due to the requirements of another market (listing, incorporation, or national code) may be evaluated under the policy of the relevant market, regardless of the “assigned” primary market coverage.

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1.	Board of Directors

Voting on Director Nominees in Uncontested Elections

Four fundamental principles apply when determining votes on director nominees:

Independence: Boards should be sufficiently independent from management (and significant shareholders) to ensure that they are able and motivated to effectively supervise management’s performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.

Composition: Companies should ensure that directors add value to the board through their specific skills and expertise and by having sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members. Boards should be sufficiently diverse to ensure consideration of a wide range of perspectives.

Responsiveness: Directors should respond to investor input, such as that expressed through significant opposition to management proposals, significant support for shareholder proposals (whether binding or non-binding), and tender offers where a majority of shares are tendered.

Accountability: Boards should be sufficiently accountable to shareholders, including through transparency of the company’s governance practices and regular board elections, by the provision of sufficient information for shareholders to be able to assess directors and board composition, and through the ability of shareholders to remove directors.

General Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees1 considered on case-by-case basis):

Independence

Vote against2 or withhold from non-independent directors (Executive Directors and Non-Independent Non- Executive Directors per ISS’ Classification of Directors) when:

■	Independent directors comprise 50 percent or less of the board;

■	The non-independent director serves on the audit, compensation, or nominating committee;

■	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or

■	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

1	A “new nominee” is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.

2	In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
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ISS Classification of Directors – U.S.

1.	Executive Director

1.1.	Current officer[1] of the company or one of its affiliates[2].

2.	Non-Independent Non-Executive Director

Board Identification

2.1.	Director identified as not independent by the board. Controlling/Significant Shareholder

2.2.	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a group).

Current Employment at Company or Related Company

2.3.	Non-officer employee of the firm (including employee representatives).

2.4.	Officer[1], former officer, or general or limited partner of a joint venture or partnership with the company.

Former Employment

2.5.	Former CEO of the company. [3,4]

2.6.	Former non-CEO officer[1] of the company or an affiliate[2] within the past five years.

2.7.	Former officer[1] of an acquired company within the past five years.[4]

2.8.	Officer[1] of a former parent or predecessor firm at the time the company was sold or split off within the past five years.

2.9.	Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer’s employment agreement will be made.[5]

Family Members

2.10.	Immediate family member[6] of a current or former officer[1] of the company or its affiliates[2] within the last five years.

2.11.	Immediate family member[6] of a current employee of company or its affiliates[2] where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non- Section 16 officer in a key strategic role).

Professional, Transactional, and Charitable Relationships

2.12.	Director who (or whose immediate family member6) currently provides professional services[7] in excess of $10,000 per year to: the company, an affiliate[2], or an individual officer of the company or an affiliate; or who is (or whose immediate family member[6] is) a partner, employee, or controlling shareholder of an organization which provides the services.

2.13.	Director who (or whose immediate family member6) currently has any material transactional relationship[8] with the company or its affiliates[2]; or who is (or whose immediate family member[6] is) a partner in, or a controlling shareholder or an executive officer of, an organization which has the material transactional relationship[8] (excluding investments in the company through a private placement).

2.14.	Director who (or whose immediate family member6) is a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowments[8] from the company or its affiliates[2].

Other Relationships

2.15.	Party to a voting agreement[9] to vote in line with management on proposals being brought to shareholder vote.

2.16.	Has (or an immediate family member[6] has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee.[10]

2.17.	Founder[11] of the company but not currently an employee.

2.18.	Director with pay comparable to Named Executive Officers.

2.19.	Any material[12] relationship with the company.

3.	Independent Director

3.1.	No material[12] connection to the company other than a board seat.
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Footnotes:

1.	The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will generally be classified as a Non-Independent Non-Executive Director under “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation exceeding $10,000 per year for serving in that capacity, then the director will be classified as an Independent Director.

2.	“Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation. The manager/advisor of an externally managed issuer (EMI) is considered an affiliate.

3.	Includes any former CEO of the company prior to the company’s initial public offering (IPO).

4.	When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, ISS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

5.	ISS will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was under way for a full-time officer at the time.

6.	“Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, step- children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

7.	Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include but are not limited to the following: investment banking/financial advisory services, commercial banking (beyond deposit services), investment services, insurance services, accounting/audit services, consulting services, marketing services, legal services, property management services, realtor services, lobbying services, executive search services, and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services, IT tech support services, educational services, and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

8.	A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity, exceeding the greater of: $200,000 or 5 percent of the recipient’s gross revenues, for a company that follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, for a company that follows NYSE listing standards. For a company that follows neither of the preceding standards, ISS will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

9.	Dissident directors who are parties to a voting agreement pursuant to a settlement or similar arrangement may be classified as Independent Directors if an analysis of the following factors indicates that the voting agreement does not compromise their alignment with all shareholders’ interests: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

10.	Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

11.	The operating involvement of the founder with the company will be considered; if the founder was never employed by the company, ISS may deem him or her an Independent Director.
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12.	For purposes of ISS’s director independence classification, “material” will be defined as a standard of relationship (financial, personal, or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Composition

Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except nominees who served only part of the fiscal year3) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

■	Medical issues/illness;

■	Family emergencies; and

■	Missing only one meeting (when the total of all meetings is three or fewer).

In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors: Generally vote against or withhold from individual directors who:

■	Sit on more than five public company boards; or

■	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards[4].

Gender Diversity: Generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies where there are no women on the company’s board. An exception will be made if there was at least one woman on the board at the preceding annual meeting and the board makes a firm commitment to return to a gender-diverse status within a year.

Racial and/or Ethnic Diversity: For companies in the Russell 3000 or S&P 1500 indices, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) where the board has no apparent racially or ethnically diverse members5. An exception will be made if there was racial and/or ethnic diversity on the board at the preceding annual meeting and the board makes a firm commitment to appoint at least one racial and/or ethnic diverse member within a year.

[3]	Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.

[4]	Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

[5]	Aggregate diversity statistics provided by the board will only be considered if specific to racial and/or ethnic diversity.
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Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

■	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:

■	Disclosed outreach efforts by the board to shareholders in the wake of the vote;

■	Rationale provided in the proxy statement for the level of implementation;

■	The subject matter of the proposal;

■	The level of support for and opposition to the resolution in past meetings;

■	Actions taken by the board in response to the majority vote and its engagement with shareholders;

■	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

■	Other factors as appropriate.

■	The board failed to act on takeover offers where the majority of shares are tendered;

■	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

■	The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:

■	The company’s response, including:

■	Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

■	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;

■	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;

■	Other recent compensation actions taken by the company;

■	Whether the issues raised are recurring or isolated;

■	The company’s ownership structure; and

■	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

■	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Accountability

Problematic Takeover Defenses, Capital Structure, and Governance Structure

Poison Pills: Generally vote against or withhold from all nominees (except new nominees1, who should be considered case-by-case) if:

■	The company has a poison pill with a deadhand or slowhand feature[6];

[6]	If a short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, ISS will generally still recommend withhold/against nominees at the next shareholder meeting following its adoption.
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■	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or

■	The company has a long-term poison pill (with a term of over one year) that was not approved by the public shareholders[7].

Vote case-by-case on nominees if the board adopts an initial short-term pill6 (with a term of one year or less) without shareholder approval, taking into consideration:

■	The disclosed rationale for the adoption;

■	The trigger;

■	The company’s market capitalization (including absolute level and sudden changes);

■	A commitment to put any renewal to a shareholder vote; and

■	Other factors as relevant.

Unequal Voting Rights: Generally vote withhold or against directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case), if the company employs a common stock structure with unequal voting rights8.

Exceptions to this policy will generally be limited to:

■	Newly-public companies[9] with a sunset provision of no more than seven years from the date of going public;

■	Limited Partnerships and the Operating Partnership (OP) unit structure of REITs;

■	Situations where the super-voting shares represent less than 5% of total voting power and therefore considered to be de minimis; or

■	The company provides sufficient protections for minority shareholders, such as allowing minority shareholders a regular binding vote on whether the capital structure should be maintained.

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Problematic Governance Structure: For companies that hold or held their first annual meeting9 of public shareholders after Feb. 1, 2015, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:

■	Supermajority vote requirements to amend the bylaws or charter;

■	A classified board structure; or

■	Other egregious provisions.

[7]	Approval prior to, or in connection, with a company’s becoming publicly-traded, or in connection with a de-SPAC transaction, is insufficient.

[8]	This generally includes classes of common stock that have additional votes per share than other shares; classes of shares that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights (“loyalty shares”).

[9]	Includes companies that emerge from bankruptcy, SPAC transactions, spin-offs, direct listings, and those who complete a traditional initial public offering.
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A provision which specifies that the problematic structure(s) will be sunset within seven years of the date of going public will be considered a mitigating factor.

Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.

Unilateral Bylaw/Charter Amendments: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:

■	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;

■	Disclosure by the company of any significant engagement with shareholders regarding the amendment;

■	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;

■	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;

■	The company’s ownership structure;

■	The company’s existing governance provisions;

■	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and

■	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees1, who should be considered case-by-case) if the directors:

■	Classified the board;

■	Adopted supermajority vote requirements to amend the bylaws or charter;

■	Eliminated shareholders’ ability to amend bylaws;

■	Adopted a fee-shifting provision; or

■	Adopted another provision deemed egregious.

Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:

■	The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.

Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders’ rights. Generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.

Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:

■	A classified board structure;
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■	A supermajority vote requirement;

■	Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;

■	The inability of shareholders to call special meetings;

■	The inability of shareholders to act by written consent;

■	A multi-class capital structure; and/or

■	A non-shareholder-approved poison pill.

Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:

■	The presence of a shareholder proposal addressing the same issue on the same ballot;

■	The board’s rationale for seeking ratification;

■	Disclosure of actions to be taken by the board should the ratification proposal fail;

■	Disclosure of shareholder engagement regarding the board’s ratification request;

■	The level of impairment to shareholders’ rights caused by the existing provision;

■	The history of management and shareholder proposals on the provision at the company’s past meetings;

■	Whether the current provision was adopted in response to the shareholder proposal;

■	The company’s ownership structure; and

■	Previous use of ratification proposals to exclude shareholder proposals.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

■	The non-audit fees paid to the auditor are excessive;

■	The company receives an adverse opinion on the company’s financial statements from its auditor; or

■	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

■	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

■	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);

■	The company maintains significant problematic pay practices; or

■	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:

■	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or

■	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.
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Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

Problematic Pledging of Company Stock: Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:

■	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;

■	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;

■	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;

■	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and

■	Any other relevant factors.

Climate Accountability

For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain10, generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where ISS determines that the company is not taking the minimum steps needed to understand, assess, and mitigate risks related to climate change to the company and the larger economy.

Minimum steps to understand and mitigate those risks are considered to be the following. Both minimum criteria will be required to be in alignment with the policy:

■	Detailed disclosure of climate-related risks, such as according to the framework established by the Task Force on Climate-related Financial Disclosures (TCFD), including:

■	Board governance measures;

■	Corporate strategy;

■	Risk management analyses; and

■	Metrics and targets.

■	Appropriate GHG emissions reduction targets.

At this time, “appropriate GHG emissions reductions targets” will be medium-term GHG reduction targets or Net Zero-by-2050 GHG reduction targets for a company’s operations (Scope 1) and electricity use (Scope 2). Targets should cover the vast majority of the company’s direct emissions.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

■	Material failures of governance, stewardship, risk oversight[11], or fiduciary responsibilities at the company;

■	Failure to replace management as appropriate; or

[10]	Companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.

[11]	Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant adverse legal judgments or settlement; or hedging of company stock.
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■	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Voting on Director Nominees in Contested Elections

Vote-No Campaigns

General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

Proxy Contests/Proxy Access

General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

■	Long-term financial performance of the company relative to its industry;

■	Management’s track record;

■	Background to the contested election;

■	Nominee qualifications and any compensatory arrangements;

■	Strategic plan of dissident slate and quality of the critique against management;

■	Likelihood that the proposed goals and objectives can be achieved (both slates); and

■	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).

Other Board-Related Proposals

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

General Recommendation: Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

Board Refreshment

Board refreshment is best implemented through an ongoing program of individual director evaluations, conducted annually, to ensure the evolving needs of the board are met and to bring in fresh perspectives, skills, and diversity as needed.

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Term/Tenure Limits

General Recommendation: Vote case-by-case on management proposals regarding director term/tenure limits, considering:

■	The rationale provided for adoption of the term/tenure limit;

■	The robustness of the company’s board evaluation process;

■	Whether the limit is of sufficient length to allow for a broad range of director tenures;

■	Whether the limit would disadvantage independent directors compared to non-independent directors; and

■	Whether the board will impose the limit evenly, and not have the ability to waive it in a discriminatory manner.

Vote case-by-case on shareholder proposals asking for the company to adopt director term/tenure limits, considering:

■	The scope of the shareholder proposal; and

■	Evidence of problematic issues at the company combined with, or exacerbated by, a lack of board refreshment.

Age Limits

General Recommendation: Generally vote against management and shareholder proposals to limit the tenure of independent directors through mandatory retirement ages. Vote for proposals to remove mandatory age limits.

Board Size

General Recommendation: Vote for proposals seeking to fix the board size or designate a range for the board size.

Vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

General Recommendation: Vote against proposals to classify (stagger) the board. Vote for proposals to repeal classified boards and to elect all directors annually.

CEO Succession Planning

General Recommendation: Generally vote for proposals seeking disclosure on a CEO succession planning policy, considering, at a minimum, the following factors:

■	The reasonableness/scope of the request; and

■	The company’s existing disclosure on its current CEO succession planning process.

Cumulative Voting

General Recommendation: Generally vote against management proposals to eliminate cumulate voting, and for shareholder proposals to restore or provide for cumulative voting, unless:

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■	The company has proxy access[12], thereby allowing shareholders to nominate directors to the company’s ballot; and

■	The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote for proposals for cumulative voting at controlled companies (insider voting power > 50%).

Director and Officer Indemnification, Liability Protection, and Exculpation

General Recommendation: Vote case-by-case on proposals on director and officer indemnification, liability protection, and exculpation13.

Consider the stated rationale for the proposed change. Also consider, among other factors, the extent to which the proposal would:

■	Eliminate directors’ and officers’ liability for monetary damages for violating the duty of care.

■	Eliminate directors’ and officers’ liability for monetary damages for violating the duty of loyalty.

■	Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness.

■	Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company’s board (i.e., “permissive indemnification”), but that previously the company was not required to indemnify.

Vote for those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

■	If the individual was found to have acted in good faith and in a manner that the individual reasonably believed was in the best interests of the company; and

If only the individual’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

General Recommendation: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.

Vote case-by-case on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:

■	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

[12]	A proxy access right that meets the recommended guidelines.

[13]	Indemnification: the condition of being secured against loss or damage.

Limited liability: a person’s financial liability is limited to a fixed sum, or personal financial assets are not at risk if the individual loses a lawsuit that results in financial award/damages to the plaintiff.

Exculpation: to eliminate or limit the personal liability of a director or officer to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director or officer.

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■	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;

■	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and

■	The scope and structure of the proposal.

Establish Other Board Committee Proposals

General Recommendation: Generally vote against shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

■	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;

■	Level of disclosure regarding the issue for which board oversight is sought;

■	Company performance related to the issue for which board oversight is sought;

■	Board committee structure compared to that of other companies in its industry sector; and

■	The scope and structure of the proposal.

Filling Vacancies/Removal of Directors

General Recommendation: Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholders’ ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Board Chair

General Recommendation: Generally vote for shareholder proposals requiring that the board chair position be filled by an independent director, taking into consideration the following:

■	The scope and rationale of the proposal;

■	The company’s current board leadership structure;

■	The company’s governance structure and practices;

■	Company performance; and

■	Any other relevant factors that may be applicable.

The following factors will increase the likelihood of a “for” recommendation:

■	A majority non-independent board and/or the presence of non-independent directors on key board committees;

■	A weak or poorly-defined lead independent director role that fails to serve as an appropriate counterbalance to a combined CEO/chair role;

■	The presence of an executive or non-independent chair in addition to the CEO, a recent recombination of the role of CEO and chair, and/or departure from a structure with an independent chair;

■	Evidence that the board has failed to oversee and address material risks facing the company;

■	A material governance failure, particularly if the board has failed to adequately respond to shareholder concerns or if the board has materially diminished shareholder rights; or
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■	Evidence that the board has failed to intervene when management’s interests are contrary to shareholders’ interests.

Majority of Independent Directors/Establishment of Independent Committees

General Recommendation: Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’ definition of Independent Director (See ISS’ Classification of Directors.)

Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.

Majority Vote Standard for the Election of Directors

General Recommendation: Generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote against if no carve-out for a plurality vote standard in contested elections is included.

Generally vote for precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve- out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Proxy Access

General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

■	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;

■	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;

■	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;

■	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access. Generally vote against proposals that are more restrictive than these guidelines.

Require More Nominees than Open Seats

General Recommendation: Vote against shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

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Shareholder Engagement Policy (Shareholder Advisory Committee)

General Recommendation: Generally vote for shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

■	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

■	Effectively disclosed information with respect to this structure to its shareholders;

■	Company has not ignored majority-supported shareholder proposals, or a majority withhold vote on a director nominee; and

■	The company has an independent chair or a lead director, according to ISS’ definition. This individual must be made available for periodic consultation and direct communication with major shareholders.
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2.	Audit-Related

Auditor Indemnification and Limitation of Liability

General Recommendation: Vote case-by-case on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:

■	The terms of the auditor agreement—the degree to which these agreements impact shareholders’ rights;

■	The motivation and rationale for establishing the agreements;

■	The quality of the company’s disclosure; and

■	The company’s historical practices in the audit area.

Vote against or withhold from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

General Recommendation: Vote for proposals to ratify auditors unless any of the following apply:

■	An auditor has a financial interest in or association with the company, and is therefore not independent;

■	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

■	Poor accounting practices are identified that rise to a serious level of concern, such as fraud or misapplication of GAAP; or

■	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

■	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where “Other” fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Shareholder Proposals Limiting Non-Audit Services

General Recommendation: Vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

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Shareholder Proposals on Audit Firm Rotation

General Recommendation: Vote case-by-case on shareholder proposals asking for audit firm rotation, taking into account:

■	The tenure of the audit firm;

■	The length of rotation specified in the proposal;

■	Any significant audit-related issues at the company;

■	The number of Audit Committee meetings held each year;

■	The number of financial experts serving on the committee; and

■	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.
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3.	Shareholder Rights & Defenses

Advance Notice Requirements for Shareholder Proposals/Nominations

General Recommendation: Vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/nominations must be no earlier than 120 days prior to the anniversary of the previous year’s meeting and have a submittal window of no shorter than 30 days from the beginning of the notice period (also known as a 90-120-day window). The submittal window is the period under which shareholders must file their proposals/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend Bylaws without Shareholder Consent

General Recommendation: Vote against proposals giving the board exclusive authority to amend the bylaws.

Vote case-by-case on proposals giving the board the ability to amend the bylaws in addition to shareholders, taking into account the following:

■	Any impediments to shareholders’ ability to amend the bylaws (i.e. supermajority voting requirements);

■	The company’s ownership structure and historical voting turnout;

■	Whether the board could amend bylaws adopted by shareholders; and

■	Whether shareholders would retain the ability to ratify any board-initiated amendments.

Control Share Acquisition Provisions

General Recommendation: Vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote against proposals to amend the charter to include control share acquisition provisions. Vote for proposals to restore voting rights to the control shares.

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Control Share Cash-Out Provisions

General Recommendation: Vote for proposals to opt out of control share cash-out statutes.

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Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Disgorgement Provisions

General Recommendation: Vote for proposals to opt out of state disgorgement provisions.

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

Fair Price Provisions

General Recommendation: Vote case-by-case on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions

General Recommendation: Vote for proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

General Recommendation: Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote case-by-case on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Shareholder Litigation Rights

Federal Forum Selection Provisions

Federal forum selection provisions require that U.S. federal courts be the sole forum for shareholders to litigate claims arising under federal securities law.

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General Recommendation: Generally vote for federal forum selection provisions in the charter or bylaws that specify “the district courts of the United States” as the exclusive forum for federal securities law matters, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

Vote against provisions that restrict the forum to a particular federal district court; unilateral adoption (without a shareholder vote) of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Exclusive Forum Provisions for State Law Matters

Exclusive forum provisions in the charter or bylaws restrict shareholders’ ability to bring derivative lawsuits against the company, for claims arising out of state corporate law, to the courts of a particular state (generally the state of incorporation).

General Recommendation: Generally vote for charter or bylaw provisions that specify courts located within the state of Delaware as the exclusive forum for corporate law matters for Delaware corporations, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

For states other than Delaware, vote case-by-case on exclusive forum provisions, taking into consideration:

■	The company’s stated rationale for adopting such a provision;

■	Disclosure of past harm from duplicative shareholder lawsuits in more than one forum;

■	The breadth of application of the charter or bylaw provision, including the types of lawsuits to which it would apply and the definition of key terms; and

■	Governance features such as shareholders’ ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the charter or bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against provisions that specify a state other than the state of incorporation as the exclusive forum for corporate law matters, or that specify a particular local court within the state; unilateral adoption of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Fee shifting

Fee-shifting provisions in the charter or bylaws require that a shareholder who sues a company unsuccessfully pay all litigation expenses of the defendant corporation and its directors and officers.

General Recommendation: Generally vote against provisions that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., including cases where the plaintiffs are partially successful).

Unilateral adoption of a fee-shifting provision will generally be considered an ongoing failure under the Unilateral Bylaw/Charter Amendments policy.

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Net Operating Loss (NOL) Protective Amendments

General Recommendation: Vote against proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

■	The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

■	The value of the NOLs;

■	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);

■	The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

■	Any other factors that may be applicable.

Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

General Recommendation: Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) A shareholder-approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

■	Shareholders have approved the adoption of the plan; or

■	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Management Proposals to Ratify a Poison Pill

General Recommendation: Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

■	No lower than a 20 percent trigger, flip-in or flip-over;

■	A term of no more than three years;

■	No deadhand, slowhand, no-hand, or similar feature that limits the ability of a future board to redeem the pill;

■	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.
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In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

General Recommendation: Vote against proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

■	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

■	The value of the NOLs;

■	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

■	The company’s existing governance structure, including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

■	Any other factors that may be applicable.

Proxy Voting Disclosure, Confidentiality, and Tabulation

General Recommendation: Vote case-by-case on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company’s vote-counting methodology.

While a variety of factors may be considered in each analysis, the guiding principles are: transparency, consistency, and fairness in the proxy voting process. The factors considered, as applicable to the proposal, may include:

■	The scope and structure of the proposal;

■	The company’s stated confidential voting policy (or other relevant policies) and whether it ensures a “level playing field” by providing shareholder proponents with equal access to vote information prior to the annual meeting;

■	The company’s vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;

■	Whether the company’s disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;

■	Any recent controversies or concerns related to the company’s proxy voting mechanics;

■	Any unintended consequences resulting from implementation of the proposal; and

■	Any other factors that may be relevant.

Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions

General Recommendation: Generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice.

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In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:

■	The presence of a shareholder proposal addressing the same issue on the same ballot;

■	The board’s rationale for seeking ratification;

■	Disclosure of actions to be taken by the board should the ratification proposal fail;

■	Disclosure of shareholder engagement regarding the board’s ratification request;

■	The level of impairment to shareholders’ rights caused by the existing provision;

■	The history of management and shareholder proposals on the provision at the company’s past meetings;

■	Whether the current provision was adopted in response to the shareholder proposal;

■	The company’s ownership structure; and

■	Previous use of ratification proposals to exclude shareholder proposals.

Reimbursing Proxy Solicitation Expenses

General Recommendation: Vote case-by-case on proposals to reimburse proxy solicitation expenses.

When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

■	The election of fewer than 50 percent of the directors to be elected is contested in the election;

■	One or more of the dissident’s candidates is elected;

■	Shareholders are not permitted to cumulate their votes for directors; and

■	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Reincorporation Proposals

General Recommendation: Management or shareholder proposals to change a company’s state of incorporation should be evaluated case-by-case, giving consideration to both financial and corporate governance concerns including the following:

■	Reasons for reincorporation;

■	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and

■	Comparison of corporation laws of original state and destination state.

Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.

Shareholder Ability to Act by Written Consent

General Recommendation: Generally vote against management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

■	Shareholders’ current right to act by written consent;

■	The consent threshold;

■	The inclusion of exclusionary or prohibitive language;
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■	Investor ownership structure; and

■	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

■	An unfettered[14] right for shareholders to call special meetings at a 10 percent threshold;

■	A majority vote standard in uncontested director elections;

■	No non-shareholder-approved pill; and

■	An annually elected board.

Shareholder Ability to Call Special Meetings

General Recommendation: Vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

■	Shareholders’ current right to call special meetings;

■	Minimum ownership threshold necessary to call special meetings (10 percent preferred);

■	The inclusion of exclusionary or prohibitive language;

■	Investor ownership structure; and

■	Shareholder support of, and management’s response to, previous shareholder proposals.

Stakeholder Provisions

General Recommendation: Vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

General Recommendation: Vote case-by-case on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

Supermajority Vote Requirements

General Recommendation: Vote against proposals to require a supermajority shareholder vote.

Vote for management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote case-by-case, taking into account:

■	Ownership structure;

■	Quorum requirements; and

■	Vote requirements.

[14]	“Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.
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Virtual Shareholder Meetings

General Recommendation: Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only15 meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

Vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:

■	Scope and rationale of the proposal; and

■	Concerns identified with the company’s prior meeting practices.

[15]	Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.
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4.	Capital/Restructuring

Capital

Adjustments to Par Value of Common Stock

General Recommendation: Vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.

Vote for management proposals to eliminate par value.

Common Stock Authorization

General Authorization Requests

General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of common stock that are to be used for general corporate purposes:

■	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.

■	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.

■	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.

■	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.

Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

■	The proposal seeks to increase the number of authorized shares of the class of common stock that has superior voting rights to other share classes;

■	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;

■	The company has a non-shareholder approved poison pill (including an NOL pill); or

■	The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

■	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;

■	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or

■	A government body has in the past year required the company to increase its capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

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Specific Authorization Requests

General Recommendation: Generally vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

■	twice the amount needed to support the transactions on the ballot, and

■	the allowable increase as calculated for general issuances above.

Dual Class Structure

General Recommendation: Generally vote against proposals to create a new class of common stock unless:

■	The company discloses a compelling rationale for the dual-class capital structure, such as:

■	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or

■	The new class of shares will be transitory;

■	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

■	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

General Recommendation: Vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder-approved shareholder rights plan (poison pill).

Preemptive Rights

General Recommendation: Vote case-by-case on shareholder proposals that seek preemptive rights, taking into consideration:

■	The size of the company;

■	The shareholder base; and

■	The liquidity of the stock.

Preferred Stock Authorization

General Authorization Requests

General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of preferred stock that are to be used for general corporate purposes:

■	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.

■	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.

■	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.
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■	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.

■	If no preferred shares are currently issued and outstanding, vote against the request, unless the company discloses a specific use for the shares.

Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

■	If the shares requested are blank check preferred shares that can be used for antitakeover purposes;[16]

■	The company seeks to increase a class of non-convertible preferred shares entitled to more than one vote per share on matters that do not solely affect the rights of preferred stockholders “supervoting shares”);

■	The company seeks to increase a class of convertible preferred shares entitled to a number of votes greater than the number of common shares into which they are convertible (“supervoting shares”) on matters that do not solely affect the rights of preferred stockholders;

■	The stated intent of the increase in the general authorization is to allow the company to increase an existing designated class of supervoting preferred shares;

■	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;

■	The company has a non-shareholder approved poison pill (including an NOL pill); or

■	The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

■	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;

■	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or

■	A government body has in the past year required the company to increase its capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

Specific Authorization Requests

General Recommendation: Generally vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

■	twice the amount needed to support the transactions on the ballot, and

■	the allowable increase as calculated for general issuances above.

[16]	To be acceptable, appropriate disclosure would be needed that the shares are “declawed”: i.e., representation by the board that it will not, without prior stockholder approval, issue or use the preferred stock for any defensive or anti-takeover purpose or for the purpose of implementing any stockholder rights plan.
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Recapitalization Plans

General Recommendation: Vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following:

■	More simplified capital structure;

■	Enhanced liquidity;

■	Fairness of conversion terms;

■	Impact on voting power and dividends;

■	Reasons for the reclassification;

■	Conflicts of interest; and

■	Other alternatives considered.

Reverse Stock Splits

General Recommendation: Vote for management proposals to implement a reverse stock split if:

■	The number of authorized shares will be proportionately reduced; or

■	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

Vote case-by-case on proposals that do not meet either of the above conditions, taking into consideration the following factors:

■	Stock exchange notification to the company of a potential delisting;

■	Disclosure of substantial doubt about the company’s ability to continue as a going concern without additional financing;

■	The company’s rationale; or

■	Other factors as applicable.

Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.

General Recommendation: For U.S. domestic issuers incorporated outside the U.S. and listed solely on a U.S. exchange, generally vote for resolutions to authorize the issuance of common shares up to 20 percent of currently issued common share capital, where not tied to a specific transaction or financing proposal.

For pre-revenue or other early-stage companies that are heavily reliant on periodic equity financing, generally vote for resolutions to authorize the issuance of common shares up to 50 percent of currently issued common share capital. The burden of proof will be on the company to establish that it has a need for the higher limit.

Renewal of such mandates should be sought at each year’s annual meeting.

Vote case-by-case on share issuances for a specific transaction or financing proposal.

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Share Repurchase Programs

General Recommendation: For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open- market repurchases, in the absence of company-specific concerns regarding:

■	Greenmail;

■	The use of buybacks to inappropriately manipulate incentive compensation metrics;

■	Threats to the company’s long-term viability; or

■	Other company-specific factors as warranted.

Vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from insiders at a premium to market price.

Share Repurchase Programs Shareholder Proposals

General Recommendation: Generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Distributions: Splits and Dividends

General Recommendation: Generally vote for management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

Tracking Stock

General Recommendation: Vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

■	Adverse governance changes;

■	Excessive increases in authorized capital stock;

■	Unfair method of distribution;

■	Diminution of voting rights;

■	Adverse conversion features;

■	Negative impact on stock option plans; and

■	Alternatives such as spin-off.

Restructuring

Appraisal Rights

General Recommendation: Vote for proposals to restore or provide shareholders with rights of appraisal.

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Asset Purchases

General Recommendation: Vote case-by-case on asset purchase proposals, considering the following factors:

■	Purchase price;

■	Fairness opinion;

■	Financial and strategic benefits;

■	How the deal was negotiated;

■	Conflicts of interest;

■	Other alternatives for the business;

■	Non-completion risk.

Asset Sales

General Recommendation: Vote case-by-case on asset sales, considering the following factors:

■	Impact on the balance sheet/working capital;

■	Potential elimination of diseconomies;

■	Anticipated financial and operating benefits;

■	Anticipated use of funds;

■	Value received for the asset;

■	Fairness opinion;

■	How the deal was negotiated;

■	Conflicts of interest.

Bundled Proposals

General Recommendation: Vote case-by-case on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

General Recommendation: Vote case-by-case on proposals regarding conversion of securities. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

General Recommendation: Vote case-by-case on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

■	Dilution to existing shareholders’ positions;

■	Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;
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■	Financial issues - company’s financial situation; degree of need for capital; use of proceeds; effect of the financing on the company’s cost of capital;

■	Management’s efforts to pursue other alternatives;

■	Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and

■	Conflict of interest - arm’s length transaction, managerial incentives.

Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

General Recommendation: Vote case-by-case on proposals regarding the formation of a holding company, taking into consideration the following:

■	The reasons for the change;

■	Any financial or tax benefits;

■	Regulatory benefits;

■	Increases in capital structure; and

■	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend for the transaction, vote against the formation of a holding company if the transaction would include either of the following:

■	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”);

or

■	Adverse changes in shareholder rights.

Going Private and Going Dark Transactions (LBOs and Minority Squeeze- outs)

General Recommendation: Vote case-by-case on going private transactions, taking into account the following:

■	Offer price/premium;

■	Fairness opinion;

■	How the deal was negotiated;

■	Conflicts of interest;

■	Other alternatives/offers considered; and

■	Non-completion risk.

Vote case-by-case on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

■	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

■	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:

■	Are all shareholders able to participate in the transaction?

■	Will there be a liquid market for remaining shareholders following the transaction?

■	Does the company have strong corporate governance?

■	Will insiders reap the gains of control following the proposed transaction?

■	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?
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Joint Ventures

General Recommendation: Vote case-by-case on proposals to form joint ventures, taking into account the following:

■	Percentage of assets/business contributed;

■	Percentage ownership;

■	Financial and strategic benefits;

■	Governance structure;

■	Conflicts of interest;

■	Other alternatives; and

■	Non-completion risk.

Liquidations

General Recommendation: Vote case-by-case on liquidations, taking into account the following:

■	Management’s efforts to pursue other alternatives;

■	Appraisal value of assets; and

■	The compensation plan for executives managing the liquidation.

Vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

■	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.

■	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

■	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

■	Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

■	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

■	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the
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worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Private Placements/Warrants/Convertible Debentures

General Recommendation: Vote case-by-case on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

■	Dilution to existing shareholders’ position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of “out of the money” warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company’s stock price that must occur to trigger the dilutive event.

■	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):

■	The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

■	When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry, and anticipation of future performance.

■	Financial issues:

■	The company’s financial condition;

■	Degree of need for capital;

■	Use of proceeds;

■	Effect of the financing on the company’s cost of capital;

■	Current and proposed cash burn rate;

■	Going concern viability and the state of the capital and credit markets.

■	Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger, or sale of part or all of the company.

■	Control issues:

■	Change in management;

■	Change in control;

■	Guaranteed board and committee seats;

■	Standstill provisions;

■	Voting agreements;

■	Veto power over certain corporate actions; and

■	Minority versus majority ownership and corresponding minority discount or majority control premium.

■	Conflicts of interest:

■	Conflicts of interest should be viewed from the perspective of the company and the investor.

■	Were the terms of the transaction negotiated at arm’s length? Are managerial incentives aligned with shareholder interests?

■	Market reaction:
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■	The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

Vote for the private placement, or for the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reorganization/Restructuring Plan (Bankruptcy)

General Recommendation: Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

■	Estimated value and financial prospects of the reorganized company;

■	Percentage ownership of current shareholders in the reorganized company;

■	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);

■	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);

■	Existence of a superior alternative to the plan of reorganization; and

■	Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

General Recommendation: Vote case-by-case on SPAC mergers and acquisitions taking into account the following:

■	Valuation - Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target if it is a private entity.

■	Market reaction - How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

■	Deal timing - A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

■	Negotiations and process - What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.

■	Conflicts of interest - How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80 percent rule (the charter requires that the fair market value of the target is at least equal to 80 percent of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24-month timeframe.

■	Voting agreements - Are the sponsors entering into enter into any voting agreements/tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?

■	Governance - What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?
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Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions

General Recommendation: Vote case-by-case on SPAC extension proposals taking into account the length of the requested extension, the status of any pending transaction(s) or progression of the acquisition process, any added incentive for non-redeeming shareholders, and any prior extension requests.

■	Length of request: Typically, extension requests range from two to six months, depending on the progression of the SPAC’s acquistion process.

■	Pending transaction(s) or progression of the acquisition process: Sometimes an intial business combination was already put to a shareholder vote, but, for varying reasons, the transaction could not be consummated by the termination date and the SPAC is requesting an extension. Other times, the SPAC has entered into a definitive transaction agreement, but needs additional time to consummate or hold the shareholder meeting.

■	Added incentive for non-redeeming shareholders: Sometimes the SPAC sponsor (or other insiders) will contribute, typically as a loan to the company, additional funds that will be added to the redemption value of each public share as long as such shares are not redeemed in connection with the extension request. The purpose of the “equity kicker” is to incentivize shareholders to hold their shares through the end of the requested extension or until the time the transaction is put to a shareholder vote, rather than electing redeemption at the extension proposal meeting.

■	Prior extension requests: Some SPACs request additional time beyond the extension period sought in prior extension requests.

Spin-offs

General Recommendation: Vote case-by-case on spin-offs, considering:

■	Tax and regulatory advantages;

■	Planned use of the sale proceeds;

■	Valuation of spinoff;

■	Fairness opinion;

■	Benefits to the parent company;

■	Conflicts of interest;

■	Managerial incentives;

■	Corporate governance changes;

■	Changes in the capital structure.

Value Maximization Shareholder Proposals

General Recommendation: Vote case-by-case on shareholder proposals seeking to maximize shareholder value by:

■	Hiring a financial advisor to explore strategic alternatives;

■	Selling the company; or

■	Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

■	Prolonged poor performance with no turnaround in sight;

■	Signs of entrenched board and management (such as the adoption of takeover defenses);

■	Strategic plan in place for improving value;

■	Likelihood of receiving reasonable value in a sale or dissolution; and

■	The company actively exploring its strategic options, including retaining a financial advisor.
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5.	Compensation

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Say- on-Pay)

General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:

■	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);

■	The company maintains significant problematic pay practices;

■	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

■	There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for- performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

■	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;

■	The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or

■	The situation is egregious.
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Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the S&P1500, Russell 3000, or Russell 3000E Indices17, this analysis considers the following:

1.	Peer Group[18] Alignment:

■	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.

■	The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.

■	The multiple of the CEO’s total pay relative to the peer group median in the most recent fiscal year.

2.	Absolute Alignment[19] – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, a misalignment between pay and performance is otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to an evaluation of how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

■	The ratio of performance- to time-based incentive awards;

■	The overall ratio of performance-based compensation to fixed or discretionary pay;

■	The rigor of performance goals;

■	The complexity and risks around pay program design;

■	The transparency and clarity of disclosure;

■	The company’s peer group benchmarking practices;

■	Financial/operational results, both absolute and relative to peers;

■	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

■	Realizable pay[20] compared to grant pay; and

■	Any other factors deemed relevant.

[17]	The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.

[18]	The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company’s selected peers’ GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company’s market cap. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

[19]	Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

[20]	ISS research reports include realizable pay for S&P1500 companies.
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Problematic Pay Practices

Problematic pay elements are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. The focus is on executive compensation practices that contravene the global pay principles, including:

■	Problematic practices related to non-performance-based compensation elements;

■	Incentives that may motivate excessive risk-taking or present a windfall risk; and

■	Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.

The list of examples below highlights certain problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

■	Repricing or replacing of underwater stock options/SARs without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

■	Extraordinary perquisites or tax gross-ups;

■	New or materially amended agreements that provide for:

■	Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);

■	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers) or in connection with a problematic Good Reason definition;

■	CIC excise tax gross-up entitlements (including “modified” gross-ups);

■	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;

■	Liberal CIC definition combined with any single-trigger CIC benefits;

■	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible;

■	Severance payments made when the termination is not clearly disclosed as involuntary (for example, a termination without cause or resignation for good reason);

■	Any other provision or practice deemed to be egregious and present a significant risk to investors.

The above examples are not an exhaustive list. Please refer to ISS’ U.S. Compensation Policies FAQ document for additional detail on specific pay practices that have been identified as problematic and may lead to negative vote recommendations.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

■	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

■	Duration of options backdating;

■	Size of restatement due to options backdating;

■	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

■	Adoption of a grant policy that prohibits backdating and creates a fixed grant schedule or window period for equity grants in the future.
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Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

■	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

■	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

■	Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

■	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;

■	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;

■	Other recent compensation actions taken by the company;

■	Whether the issues raised are recurring or isolated;

■	The company’s ownership structure; and

■	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

General Recommendation: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

General Recommendation: Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers but also considering new or extended arrangements.

Features that may result in an “against” recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

■	Single- or modified-single-trigger cash severance;

■	Single-trigger acceleration of unvested equity awards;

■	Full acceleration of equity awards granted shortly before the change in control;

■	Acceleration of performance awards above the target level of performance without compelling rationale;

■	Excessive cash severance (generally >3x base salary and bonus);

■	Excise tax gross-ups triggered and payable;

■	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

■	Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

■	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

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In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Please refer to ISS’ U.S. Equity Compensation Plans FAQ document for additional details on the Equity Plan Scorecard policy.

General Recommendation: Vote case-by-case on certain equity-based compensation plans21 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “Equity Plan Scorecard” (EPSC) approach with three pillars:

■	Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

■	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

■	SVT based only on new shares requested plus shares remaining for future grants.

■	Plan Features:

■	Quality of disclosure around vesting upon a change in control (CIC);

■	Discretionary vesting authority;

■	Liberal share recycling on various award types;

■	Lack of minimum vesting period for grants made under the plan;

■	Dividends payable prior to award vesting.

■	Grant Practices:

■	The company’s three-year burn rate relative to its industry/market cap peers;

■	Vesting requirements in CEO’s recent equity grants (3-year look-back);

■	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);

■	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;

■	Whether the company maintains a sufficient claw-back policy;

■	Whether the company maintains sufficient post-exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors (“overriding factors”) apply:

■	Awards may vest in connection with a liberal change-of-control definition;

■	The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);

■	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;

■	The plan is excessively dilutive to shareholders’ holdings;

■	The plan contains an evergreen (automatic share replenishment) feature; or

21	Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.
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■	Any other plan features are determined to have a significant negative impact on shareholder interests.

Further Information on certain EPSC Factors:

Shareholder Value Transfer (SVT)

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued.

For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full-value awards), the assumption is made that all awards to be granted will be the most expensive types.

For proposals that are not subject to the Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company- specific performance measures, size, and cash compensation into the industry cap equations to arrive at the company’s benchmark.22

Three-Year Value-Adjusted Burn Rate

A “Value-Adjusted Burn Rate” is used for stock plan evaluations. Value-Adjusted Burn Rate benchmarks are calculated as the greater of: (1) an industry-specific threshold based on three-year burn rates within the company’s GICS group segmented by S&P 500, Russell 3000 index (less the S&P 500) and non-Russell 3000 index; and (2) a de minimis threshold established separately for each of the S&P 500, the Russell 3000 index less the S&P 500, and the non-Russell 3000 index. Year-over-year burn-rate benchmark changes will be limited to a predetermined range above or below the prior year’s burn-rate benchmark.

The Value-Adjusted Burn Rate is calculated as follows:

Value-Adjusted Burn Rate = ((# of options * option’s dollar value using a Black-Scholes model) + (# of full-value awards * stock price)) / (Weighted average common shares * stock price).

Egregious Factors

Liberal Change in Control Definition

Generally vote against equity plans if the plan has a liberal definition of change in control and the equity awards could vest upon such liberal definition of change in control, even though an actual change in control may not occur. Examples of such a definition include, but are not limited to, announcement or commencement of a tender

[22]	For plans evaluated under the Equity Plan Scorecard policy, the company’s SVT benchmark is considered along with other factors.
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offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

Repricing Provisions

Vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. “Repricing” typically includes the ability to do any of the following:

■	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;

■	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs;

■	Cancel underwater options in exchange for stock awards; or

■	Provide cash buyouts of underwater options.

While the above cover most types of repricing, ISS may view other provisions as akin to repricing depending on the facts and circumstances.

Also, vote against or withhold from members of the Compensation Committee who approved repricing (as defined above or otherwise determined by ISS), without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote against plans that do not expressly prohibit repricing or cash buyout of underwater options without shareholder approval if the company has a history of repricing/buyouts without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Problematic Pay Practices or Significant Pay-for-Performance Disconnect

If the equity plan on the ballot is a vehicle for problematic pay practices, vote against the plan.

ISS may recommend a vote against the equity plan if the plan is determined to be a vehicle for pay-for- performance misalignment. Considerations in voting against the equity plan may include, but are not limited to:

■	Severity of the pay-for-performance misalignment;

■	Whether problematic equity grant practices are driving the misalignment; and/or

■	Whether equity plan awards have been heavily concentrated to the CEO and/or the other NEOs.

Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))

General Recommendation: Vote case-by-case on amendments to cash and equity incentive plans.

Generally vote for proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

■	Addresses administrative features only; or

■	Seeks approval for Section 162(m) purposes only, and the plan administering committee consists entirely of independent directors, per ISS’ Classification of Directors. Note that if the company is presenting the plan to shareholders for the first time for any reason (including after the company’s initial public offering), or if the proposal is bundled with other material plan amendments, then the recommendation will be case-by-case (see below).
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Vote against proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

■	Seeks approval for Section 162(m) purposes only, and the plan administering committee does not consist entirely of independent directors, per ISS’ Classification of Directors.

Vote case-by-case on all other proposals to amend cash incentive plans. This includes plans presented to shareholders for the first time after the company’s IPO and/or proposals that bundle material amendment(s) other than those for Section 162(m) purposes.

Vote case-by-case on all other proposals to amend equity incentive plans, considering the following:

■	If the proposal requests additional shares and/or the amendments include a term extension or addition of full value awards as an award type, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments.

■	If the plan is being presented to shareholders for the first time (including after the company’s IPO), whether or not additional shares are being requested, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments.

■	If there is no request for additional shares and the amendments do not include a term extension or addition of full value awards as an award type, then the recommendation will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown only for informational purposes.

In the first two case-by-case evaluation scenarios, the EPSC evaluation/score is the more heavily weighted consideration.

Specific Treatment of Certain Award Types in Equity Plan Evaluations

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

Other Compensation Plans

401(k) Employee Benefit Plans

General Recommendation: Vote for proposals to implement a 401(k) savings plan for employees.

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Employee Stock Ownership Plans (ESOPs)

General Recommendation: Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans—Qualified Plans

General Recommendation: Vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:

■	Purchase price is at least 85 percent of fair market value;

■	Offering period is 27 months or less; and

■	The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote against qualified employee stock purchase plans where when the plan features do not meet all of the above criteria.

Employee Stock Purchase Plans—Non-Qualified Plans

General Recommendation: Vote case-by-case on nonqualified employee stock purchase plans. Vote for nonqualified employee stock purchase plans with all the following features:

■	Broad-based participation;

■	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

■	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value; and

■	No discount on the stock price on the date of purchase when there is a company matching contribution.

Vote against nonqualified employee stock purchase plans when the plan features do not meet all of the above criteria. If the matching contribution or effective discount exceeds the above, ISS may evaluate the SVT cost of the plan as part of the assessment.

Option Exchange Programs/Repricing Options

General Recommendation: Vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:

■	Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in- the-money” over the near term;

■	Rationale for the re-pricing--was the stock price decline beyond management’s control?;

■	Is this a value-for-value exchange?;

■	Are surrendered stock options added back to the plan reserve?;

■	Timing--repricing should occur at least one year out from any precipitous drop in company’s stock price;

■	Option vesting--does the new option vest immediately or is there a black-out period?;

■	Term of the option--the term should remain the same as that of the replaced option;

■	Exercise price--should be set at fair market or a premium to market;

■	Participants--executive officers and directors must be excluded.
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If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing and warrants additional scrutiny. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote for shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

General Recommendation: Vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Stock Option (TSO) Programs

General Recommendation: One-time Transfers: Vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote case-by-case on one-time transfers. Vote for if:

■	Executive officers and non-employee directors are excluded from participating;

■	Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models; and

■	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the- money” over the near term.

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure, and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

■	Eligibility;

■	Vesting;
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■	Bid-price;

■	Term of options;

■	Cost of the program and impact of the TSOs on company’s total option expense; and

■	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Director Compensation

Shareholder Ratification of Director Pay Programs

General Recommendation: Vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on the following factors:

■	If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and

■	An assessment of the following qualitative factors:

■	The relative magnitude of director compensation as compared to companies of a similar profile;

■	The presence of problematic pay practices relating to director compensation;

■	Director stock ownership guidelines and holding requirements;

■	Equity award vesting schedules;

■	The mix of cash and equity-based compensation;

■	Meaningful limits on director compensation;

■	The availability of retirement benefits or perquisites; and

■	The quality of disclosure surrounding director compensation.

Equity Plans for Non-Employee Directors

General Recommendation: Vote case-by-case on compensation plans for non-employee directors, based on:

■	The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;

■	The company’s three-year burn rate relative to its industry/market cap peers (in certain circumstances); and

■	The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

On occasion, non-employee director stock plans will exceed the plan cost or burn-rate benchmarks when combined with employee or executive stock plans. In such cases, vote case-by-case on the plan taking into consideration the following qualitative factors:

■	The relative magnitude of director compensation as compared to companies of a similar profile;

■	The presence of problematic pay practices relating to director compensation;

■	Director stock ownership guidelines and holding requirements;

■	Equity award vesting schedules;

■	The mix of cash and equity-based compensation;

■	Meaningful limits on director compensation;

■	The availability of retirement benefits or perquisites; and

■	The quality of disclosure surrounding director compensation.
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Non-Employee Director Retirement Plans

General Recommendation: Vote against retirement plans for non-employee directors. Vote for shareholder proposals to eliminate retirement plans for non-employee directors.

Shareholder Proposals on Compensation

Bonus Banking/Bonus Banking “Plus”

General Recommendation: Vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

■	The company’s past practices regarding equity and cash compensation;

■	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and

■	Whether the company has a rigorous claw-back policy in place.

Compensation Consultants—Disclosure of Board or Company’s Utilization

General Recommendation: Generally vote for shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

General Recommendation: Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation (such as types of compensation elements or specific metrics) to be used for executive or directors.

Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote case-by-case on all other shareholder proposals regarding executive and director pay, taking into account relevant factors, including but not limited to: company performance, pay level and design versus peers, history of compensation concerns or pay-for-performance disconnect, and/or the scope and prescriptive nature of the proposal.

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Golden Coffins/Executive Death Benefits

General Recommendation: Generally vote for proposals calling for companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time

General Recommendation: Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:

■	The percentage/ratio of net shares required to be retained;

■	The time period required to retain the shares;

■	Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;

■	Whether the company has any other policies aimed at mitigating risk taking by executives;

■	Executives’ actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and

■	Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.

Pay Disparity

General Recommendation: Vote case-by-case on proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The following factors will be considered:

■	The company’s current level of disclosure of its executive compensation setting process, including how the company considers pay disparity;

■	If any problematic pay practices or pay-for-performance concerns have been identified at the company; and

■	The level of shareholder support for the company’s pay programs.

Generally vote against proposals calling for the company to use the pay disparity analysis or pay ratio in a specific way to set or limit executive pay.

Pay for Performance/Performance-Based Awards

General Recommendation: Vote case-by-case on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

■	First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options, or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a meaningful premium to be considered performance-based awards.
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■	Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote for the shareholder proposal if the company does not meet both of the above two steps.

Pay for Superior Performance

General Recommendation: Vote case-by-case on shareholder proposals that request the board establish a pay-for- superior performance standard in the company’s executive compensation plan for senior executives. These proposals generally include the following principles:

■	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;

■	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time- vested, equity awards;

■	Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

■	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies;

■	Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

■	What aspects of the company’s annual and long-term equity incentive programs are performance driven?

■	If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

■	Can shareholders assess the correlation between pay and performance based on the current disclosure?

■	What type of industry and stage of business cycle does the company belong to?

Pre-Arranged Trading Plans (10b5-1 Plans)

General Recommendation: Generally vote for shareholder proposals calling for the addition of certain safeguards in prearranged trading plans (10b5-1 plans) for executives. Safeguards may include:

■	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed in a Form 8-K;

■	Amendment or early termination of a 10b5-1 Plan allowed only under extraordinary circumstances, as determined by the board;

■	Request that a certain number of days that must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

■	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

■	An executive may not trade in company stock outside the 10b5-1 Plan;

■	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.
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Prohibit Outside CEOs from Serving on Compensation Committees

General Recommendation: Generally vote against proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

Recoupment of Incentive or Stock Compensation in Specified Circumstances

General Recommendation: Vote case-by-case on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company’s financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company. Many companies have adopted policies that permit recoupment in cases where an executive’s fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence, or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.

In considering whether to support such shareholder proposals, ISS will take into consideration the following factors:

■	If the company has adopted a formal recoupment policy;

■	The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;

■	Whether the company has chronic restatement history or material financial problems;

■	Whether the company’s policy substantially addresses the concerns raised by the proponent;

■	Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; or

■	Any other relevant factors.

Severance Agreements for Executives/Golden Parachutes

General Recommendation: Vote for shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote case-by-case on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

■	The triggering mechanism should be beyond the control of management;

■	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);

■	Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.
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Share Buyback Impact on Incentive Program Metrics

General Recommendation: Vote case-by-case on proposals requesting the company exclude the impact of share buybacks from the calculation of incentive program metrics, considering the following factors:

■	The frequency and timing of the company’s share buybacks;

■	The use of per-share metrics in incentive plans;

■	The effect of recent buybacks on incentive metric results and payouts; and

■	Whether there is any indication of metric result manipulation.

Supplemental Executive Retirement Plans (SERPs)

General Recommendation: Generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote for shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary or those pay elements covered for the general employee population.

Tax Gross-Up Proposals

General Recommendation: Generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity

General Recommendation: Vote case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

The following factors will be considered:

■	The company’s current treatment of equity upon employment termination and/or in change-in-control situations (i.e., vesting is double triggered and/or pro rata, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.);

■	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote for proposals seeking a policy that prohibits automatic acceleration of the vesting of equity awards to senior executives upon a voluntary termination of employment or in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

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6.	Routine/Miscellaneous

Adjourn Meeting

General Recommendation: Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote against proposals if the wording is too vague or if the proposal includes “other business.”

Amend Quorum Requirements

General Recommendation: Vote case-by-case on proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding, taking into consideration:

■	The new quorum threshold requested;

■	The rationale presented for the reduction;

■	The market capitalization of the company (size, inclusion in indices);

■	The company’s ownership structure;

■	Previous voter turnout or attempts to achieve quorum;

■	Any provisions or commitments to restore quorum to a majority of shares outstanding, should voter turnout improve sufficiently; and

■	Other factors as appropriate.

In general, a quorum threshold kept as close to a majority of shares outstanding as is achievable is preferred.

Vote case-by-case on directors who unilaterally lower the quorum requirements below a majority of the shares outstanding, taking into consideration the factors listed above.

Amend Minor Bylaws

General Recommendation: Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

General Recommendation: Vote for proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

Change Date, Time, or Location of Annual Meeting

General Recommendation: Vote for management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Vote against shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

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Other Business

General Recommendation: Vote against proposals to approve other business when it appears as a voting item.

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7.	Social and Environmental Issues

Global Approach – E&S Shareholder Proposals

ISS applies a common approach globally to evaluating social and environmental proposals which cover a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

■	If the issues presented in the proposal are being appropriately or effectively dealt with through legislation or government regulation;

■	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

■	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;

■	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

■	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s practices related to the issue(s) raised in the proposal;

■	If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

■	If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Endorsement of Principles

General Recommendation: Generally vote against proposals seeking a company’s endorsement of principles that support a particular public policy position. Endorsing a set of principles may require a company to take a stand on an issue that is beyond its own control and may limit its flexibility with respect to future developments.

Management and the board should be afforded the flexibility to make decisions on specific public policy positions based on their own assessment of the most beneficial strategies for the company.

Animal Welfare

Animal Welfare Policies

General Recommendation: Generally vote for proposals seeking a report on a company’s animal welfare standards, or animal welfare-related risks, unless:

■	The company has already published a set of animal welfare standards and monitors compliance;

■	The company’s standards are comparable to industry peers; and

■	There are no recent significant fines, litigation, or controversies related to the company’s and/or its suppliers’ treatment of animals.
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Animal Testing

General Recommendation: Generally vote against proposals to phase out the use of animals in product testing, unless:

■	The company is conducting animal testing programs that are unnecessary or not required by regulation;

■	The company is conducting animal testing when suitable alternatives are commonly accepted and used by industry peers; or

■	There are recent, significant fines or litigation related to the company’s treatment of animals.

Animal Slaughter

General Recommendation: Generally vote against proposals requesting the implementation of Controlled Atmosphere Killing (CAK) methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote case-by-case on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

Consumer Issues

Genetically Modified Ingredients

General Recommendation: Generally vote against proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products. The labeling of products with GE ingredients is best left to the appropriate regulatory authorities.

Vote case-by-case on proposals asking for a report on the feasibility of labeling products containing GE ingredients, taking into account:

■	The potential impact of such labeling on the company’s business;

■	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

■	Company’s current disclosure on the feasibility of GE product labeling.

Generally vote against proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote against proposals to eliminate GE ingredients from the company’s products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such decisions are more appropriately made by management with consideration of current regulations.

Reports on Potentially Controversial Business/Financial Practices

General Recommendation: Vote case-by-case on requests for reports on a company’s potentially controversial business or financial practices or products, taking into account:

■	Whether the company has adequately disclosed mechanisms in place to prevent abuses;
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■	Whether the company has adequately disclosed the financial risks of the products/practices in question;

■	Whether the company has been subject to violations of related laws or serious controversies; and

■	Peer companies’ policies/practices in this area.

Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation

General Recommendation: Generally vote against proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.

Vote case-by-case on proposals requesting that a company report on its product pricing or access to medicine policies, considering:

■	The potential for reputational, market, and regulatory risk exposure;

■	Existing disclosure of relevant policies;

■	Deviation from established industry norms;

■	Relevant company initiatives to provide research and/or products to disadvantaged consumers;

■	Whether the proposal focuses on specific products or geographic regions;

■	The potential burden and scope of the requested report;

■	Recent significant controversies, litigation, or fines at the company.

Generally vote for proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote against proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Product Safety and Toxic/Hazardous Materials

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

■	The company already discloses similar information through existing reports such as a supplier code of conduct and/or a sustainability report;

■	The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

■	The company has not been recently involved in relevant significant controversies, fines, or litigation.

Vote case-by-case on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

■	The company’s current level of disclosure regarding its product safety policies, initiatives, and oversight mechanisms;

■	Current regulations in the markets in which the company operates; and

■	Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.
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Generally vote against resolutions requiring that a company reformulate its products.

Tobacco-Related Proposals

General Recommendation: Vote case-by-case on resolutions regarding the advertisement of tobacco products, considering:

■	Recent related fines, controversies, or significant litigation;

■	Whether the company complies with relevant laws and regulations on the marketing of tobacco;

■	Whether the company’s advertising restrictions deviate from those of industry peers;

■	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; and

■	Whether restrictions on marketing to youth extend to foreign countries.

Vote case-by-case on proposals regarding second-hand smoke, considering;

■	Whether the company complies with all laws and regulations;

■	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness; and

■	The risk of any health-related liabilities.

Generally vote against resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally vote against proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

Climate Change

Say on Climate (SoC) Management Proposals

General Recommendation: Vote case-by-case on management proposals that request shareholders to approve the company’s climate transition action plan23, taking into account the completeness and rigor of the plan. Information that will be considered where available includes the following:

■	The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;

■	Disclosure of its operational and supply chain GHG emissions (Scopes 1, 2, and 3);

■	The completeness and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions (Scopes 1, 2, and 3 if relevant);

■	Whether the company has sought and received third-party approval that its targets are science-based;

■	Whether the company has made a commitment to be “net zero” for operational and supply chain emissions (Scopes 1, 2, and 3) by 2050;

■	Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;

■	Whether the company’s climate data has received third-party assurance;

[23]	Variations of this request also include climate transition related ambitions, or commitment to reporting on the implementation of a climate plan.
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■	Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy;

■	Whether there are specific industry decarbonization challenges; and

■	The company’s related commitment, disclosure, and performance compared to its industry peers.

Say on Climate (SoC) Shareholder Proposals

General Recommendation: Vote case-by-case on shareholder proposals that request the company to disclose a report providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan, taking into account information such as the following:

■	The completeness and rigor of the company’s climate-related disclosure;

■	The company’s actual GHG emissions performance;

■	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to its GHG emissions; and

■	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.

Climate Change/Greenhouse Gas (GHG) Emissions

General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:

■	Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

■	The company’s level of disclosure compared to industry peers; and

■	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s climate change-related performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

■	The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

■	The company’s level of disclosure is comparable to that of industry peers; and

■	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

■	Whether the company provides disclosure of year-over-year GHG emissions performance data;

■	Whether company disclosure lags behind industry peers;

■	The company’s actual GHG emissions performance;

■	The company’s current GHG emission policies, oversight mechanisms, and related initiatives; and

■	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.
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Energy Efficiency

General Recommendation: Generally vote for proposals requesting that a company report on its energy efficiency policies, unless:

■	The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or

■	The proponent requests adoption of specific energy efficiency goals within specific timelines.

Renewable Energy

General Recommendation: Generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report would be duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote against proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

Generally vote against proposals that call for the adoption of renewable energy goals, taking into account:

■	The scope and structure of the proposal;

■	The company’s current level of disclosure on renewable energy use and GHG emissions; and

■	The company’s disclosure of policies, practices, and oversight implemented to manage GHG emissions and mitigate climate change risks.

Diversity

Board Diversity

General Recommendation: Generally vote for requests for reports on a company’s efforts to diversify the board, unless:

■	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

■	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

■	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;

■	The level of gender and racial minority representation that exists at the company’s industry peers;

■	The company’s established process for addressing gender and racial minority board representation;

■	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

■	The independence of the company’s nominating committee;

■	Whether the company uses an outside search firm to identify potential director nominees; and
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■	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Equality of Opportunity

General Recommendation: Generally vote for proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, unless:

■	The company publicly discloses equal opportunity policies and initiatives in a comprehensive manner;

■	The company already publicly discloses comprehensive workforce diversity data; and

■	The company has no recent significant EEO-related violations or litigation.

Generally vote against proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant burden on the company.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

General Recommendation: Generally vote for proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would be unduly burdensome.

Generally vote against proposals to extend company benefits to, or eliminate benefits from, domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Gender, Race/Ethnicity Pay Gap

General Recommendation: Vote case-by-case on requests for reports on a company’s pay data by gender or race/ ethnicity, or a report on a company’s policies and goals to reduce any gender or race/ethnicity pay gaps, taking into account:

■	The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy on fair and equitable compensation practices;

■	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender, race, or ethnicity pay gap issues;

■	The company’s disclosure regarding gender, race, or ethnicity pay gap policies or initiatives compared to its industry peers; and

■	Local laws regarding categorization of race and/or ethnicity and definitions of ethnic and/or racial minorities.

Racial Equity and/or Civil Rights Audit Guidelines

General Recommendation: Vote case-by-case on proposals asking a company to conduct an independent racial equity and/or civil rights audit, taking into account:

■	The company’s established process or framework for addressing racial inequity and discrimination internally;

■	Whether the company adequately discloses workforce diversity and inclusion metrics and goals;

■	Whether the company has issued a public statement related to its racial justice efforts in recent years, or has committed to internal policy review;

■	Whether the company has engaged with impacted communities, stakeholders, and civil rights experts;

■	The company’s track record in recent years of racial justice measures and outreach externally; and
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■	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to racial inequity or discrimination.

Environment and Sustainability

Facility and Workplace Safety

General Recommendation: Vote case-by-case on requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:

■	The company’s current level of disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;

■	The nature of the company’s business, specifically regarding company and employee exposure to health and safety risks;

■	Recent significant controversies, fines, or violations related to workplace health and safety; and

■	The company’s workplace health and safety performance relative to industry peers.

Vote case-by-case on resolutions requesting that a company report on safety and/or security risks associated with its operations and/or facilities, considering:

■	The company’s compliance with applicable regulations and guidelines;

■	The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and

■	The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

General Environmental Proposals and Community Impact Assessments

General Recommendation: Vote case-by-case on requests for reports on policies and/or the potential (community) social and/or environmental impact of company operations, considering:

■	Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;

■	The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;

■	The nature, purpose, and scope of the company’s operations in the specific region(s);

■	The degree to which company policies and procedures are consistent with industry norms; and

■	The scope of the resolution.

Hydraulic Fracturing

General Recommendation: Generally vote for proposals requesting greater disclosure of a company’s (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

■	The company’s current level of disclosure of relevant policies and oversight mechanisms;

■	The company’s current level of such disclosure relative to its industry peers;

■	Potential relevant local, state, or national regulatory developments; and
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■	Controversies, fines, or litigation related to the company’s hydraulic fracturing operations.

Operations in Protected Areas

General Recommendation: Generally vote for requests for reports on potential environmental damage as a result of company operations in protected regions, unless:

■	Operations in the specified regions are not permitted by current laws or regulations;

■	The company does not currently have operations or plans to develop operations in these protected regions; or

■	The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

Recycling

General Recommendation: Vote case-by-case on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:

■	The nature of the company’s business;

■	The current level of disclosure of the company’s existing related programs;

■	The timetable and methods of program implementation prescribed by the proposal;

■	The company’s ability to address the issues raised in the proposal; and

■	How the company’s recycling programs compare to similar programs of its industry peers.

Sustainability Reporting

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

■	The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

■	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Water Issues

General Recommendation: Vote case-by-case on proposals requesting a company report on, or adopt a new policy on, water-related risks and concerns, taking into account:

■	The company’s current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;

■	Whether or not the company’s existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;

■	The potential financial impact or risk to the company associated with water-related concerns or issues; and

■	Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.
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General Corporate Issues

Charitable Contributions

General Recommendation: Vote against proposals restricting a company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

Data Security, Privacy, and Internet Issues

General Recommendation: Vote case-by-case on proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering:

■	The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship;

■	Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet;

■	The scope of business involvement and of investment in countries whose governments censor or monitor the Internet and other telecommunications;

■	Applicable market-specific laws or regulations that may be imposed on the company; and

■	Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship.

ESG Compensation-Related Proposals

General Recommendation: Vote case-by-case on proposals seeking a report or additional disclosure on the company’s approach, policies, and practices on incorporating environmental and social criteria into its executive compensation strategy, considering:

■	The scope and prescriptive nature of the proposal;

■	The company’s current level of disclosure regarding its environmental and social performance and governance;

■	The degree to which the board or compensation committee already discloses information on whether it has considered related E&S criteria; and

■	Whether the company has significant controversies or regulatory violations regarding social or environmental issues.

Human Rights, Human Capital Management, and International Operations

Human Rights Proposals

General Recommendation: Generally vote for proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

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Vote case-by-case on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

■	The degree to which existing relevant policies and practices are disclosed;

■	Whether or not existing relevant policies are consistent with internationally recognized standards;

■	Whether company facilities and those of its suppliers are monitored and how;

■	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

■	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

■	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

■	The scope of the request; and

■	Deviation from industry sector peer company standards and practices.

Vote case-by-case on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:

■	The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;

■	The company’s industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;

■	Recent significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and

■	Whether the proposal is unduly burdensome or overly prescriptive.

Mandatory Arbitration

General Recommendation: Vote case-by-case on requests for a report on a company’s use of mandatory arbitration on employment-related claims, taking into account:

■	The company’s current policies and practices related to the use of mandatory arbitration agreements on workplace claims;

■	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to the use of mandatory arbitration agreements on workplace claims; and

■	The company’s disclosure of its policies and practices related to the use of mandatory arbitration agreements compared to its peers.

Operations in High-Risk Markets

General Recommendation: Vote case-by-case on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

■	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;

■	Current disclosure of applicable risk assessment(s) and risk management procedures;

■	Compliance with U.S. sanctions and laws;

■	Consideration of other international policies, standards, and laws; and

■	Whether the company has been recently involved in recent, significant controversies, fines, or litigation related to its operations in “high-risk” markets.
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Outsourcing/Offshoring

General Recommendation: Vote case-by-case on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

■	Controversies surrounding operations in the relevant market(s);

■	The value of the requested report to shareholders;

■	The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and

■	The company’s existing human rights standards relative to industry peers.

Sexual Harassment

General Recommendation: Vote case-by-case on requests for a report on company actions taken to strengthen policies and oversight to prevent workplace sexual harassment, or a report on risks posed by a company’s failure to prevent workplace sexual harassment, taking into account:

■	The company’s current policies, practices, oversight mechanisms related to preventing workplace sexual harassment;

■	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to workplace sexual harassment issues; and

■	The company’s disclosure regarding workplace sexual harassment policies or initiatives compared to its industry peers.

Weapons and Military Sales

General Recommendation: Vote against reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Generally vote against proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Political Activities

Lobbying

General Recommendation: Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

■	The company’s current disclosure of relevant lobbying policies, and management and board oversight;

■	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and

■	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.
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Political Contributions

General Recommendation: Generally vote for proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities, considering:

■	The company’s policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;

■	The company’s disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and

■	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Political Expenditures and Lobbying Congruency

General Recommendation: Generally vote case-by-case on proposals requesting greater disclosure of a company’s alignment of political contributions, lobbying, and electioneering spending with a company’s publicly stated values and policies, considering:

■	The company’s policies, management, board oversight, governance processes, and level of disclosure related to direct political contributions, lobbying activities, and payments to trade associations, political action committees, or other groups that may be used for political purposes;

■	The company’s disclosure regarding: the reasons for its support of candidates for public offices; the reasons for support of and participation in trade associations or other groups that may make political contributions; and other political activities;

■	Any incongruencies identified between a company’s direct and indirect political expenditures and its publicly stated values and priorities.

■	Recent significant controversies related to the company’s direct and indirect lobbying, political contributions, or political activities.

Generally vote case-by-case on proposals requesting comparison of a company’s political spending to objectives that can mitigate material risks for the company, such as limiting global warming.

Political Ties

General Recommendation: Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

■	There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and
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■	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

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8.	Mutual Fund Proxies

Election of Directors

General Recommendation: Vote case-by-case on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Closed End Funds- Unilateral Opt-In to Control Share Acquisition Statutes

General Recommendation: For closed-end management investment companies (CEFs), vote against or withhold from nominating/governance committee members (or other directors on a case-by-case basis) at CEFs that have not provided a compelling rationale for opting-in to a Control Share Acquisition statute, nor submitted a by-law amendment to a shareholder vote.

Converting Closed-end Fund to Open-end Fund

General Recommendation: Vote case-by-case on conversion proposals, considering the following factors:

■	Past performance as a closed-end fund;

■	Market in which the fund invests;

■	Measures taken by the board to address the discount; and

■	Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

General Recommendation: Vote case-by-case on proxy contests, considering the following factors:

■	Past performance relative to its peers;

■	Market in which the fund invests;

■	Measures taken by the board to address the issues;

■	Past shareholder activism, board activity, and votes on related proposals;

■	Strategy of the incumbents versus the dissidents;

■	Independence of directors;

■	Experience and skills of director candidates;

■	Governance profile of the company;

■	Evidence of management entrenchment.

Investment Advisory Agreements

General Recommendation: Vote case-by-case on investment advisory agreements, considering the following factors:

■	Proposed and current fee schedules;

■	Fund category/investment objective;

■	Performance benchmarks;

■	Share price performance as compared with peers;

■	Resulting fees relative to peers;

■	Assignments (where the advisor undergoes a change of control).
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Approving New Classes or Series of Shares

General Recommendation: Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

General Recommendation: Vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:

■	Stated specific financing purpose;

■	Possible dilution for common shares;

■	Whether the shares can be used for antitakeover purposes.

1940 Act Policies

General Recommendation: Vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors:

■	Potential competitiveness;

■	Regulatory developments;

■	Current and potential returns; and

■	Current and potential risk.

Generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

General Recommendation: Vote case-by-case on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

■	The fund’s target investments;

■	The reasons given by the fund for the change; and

■	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

General Recommendation: Vote against proposals to change a fund’s fundamental investment objective to non- fundamental.

Name Change Proposals

General Recommendation: Vote case-by-case on name change proposals, considering the following factors:

■	Political/economic changes in the target market;

■	Consolidation in the target market; and

■	Current asset composition.
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Change in Fund’s Subclassification

General Recommendation: Vote case-by-case on changes in a fund’s sub-classification, considering the following factors:

■	Potential competitiveness;

■	Current and potential returns;

■	Risk of concentration;

■	Consolidation in target industry.

Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

General Recommendation: Vote for proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

■	The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

■	The sale is deemed to be in the best interests of shareholders by (1) a majority of the company’s independent directors and (2) a majority of the company’s directors who have no financial interest in the issuance; and

■	The company has demonstrated responsible past use of share issuances by either:

■	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or

■	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

Disposition of Assets/Termination/Liquidation

General Recommendation: Vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

■	Strategies employed to salvage the company;

■	The fund’s past performance;

■	The terms of the liquidation.

Changes to the Charter Document

General Recommendation: Vote case-by-case on changes to the charter document, considering the following factors:

■	The degree of change implied by the proposal;

■	The efficiencies that could result;

■	The state of incorporation;

■	Regulatory standards and implications.

Vote against any of the following changes:

■	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

■	Removal of shareholder approval requirement for amendments to the new declaration of trust;

■	Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;
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■	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;

■	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

■	Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund

General Recommendation: Vote case-by-case on re-incorporations, considering the following factors:

■	Regulations of both states;

■	Required fundamental policies of both states;

■	The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

General Recommendation: Vote against proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

Distribution Agreements

General Recommendation: Vote case-by-case on distribution agreement proposals, considering the following factors:

■	Fees charged to comparably sized funds with similar objectives;

■	The proposed distributor’s reputation and past performance;

■	The competitiveness of the fund in the industry;

■	The terms of the agreement.

Master-Feeder Structure

General Recommendation: Vote for the establishment of a master-feeder structure.

Mergers

General Recommendation: Vote case-by-case on merger proposals, considering the following factors:

■	Resulting fee structure;

■	Performance of both funds;

■	Continuity of management personnel;

■	Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

General Recommendation: Generally vote against shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

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Reimburse Shareholder for Expenses Incurred

General Recommendation: Vote case-by-case on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote for the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

General Recommendation: Vote case-by-case on proposals to terminate the investment advisor, considering the following factors:

■	Performance of the fund’s Net Asset Value (NAV);

■	The fund’s history of shareholder relations;

■	The performance of other funds under the advisor’s management.
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APPENDIX C

GARRISON POINT CAPITAL, LLC

PROXY VOTING POLICY

Background

An investment adviser has a duty of care and loyalty to its Clients and Investors with respect to monitoring corporate events and exercising proxy authority in the best interests of such Clients and Investors. GPC will adhere to Rule 206(4)-6 of the Advisers Act and all other applicable laws and regulations in regard to the voting of proxies.

Policies and Procedures

GPC does not have authority to vote proxies relating to client securities held by wealth management clients.  These proxy voting policies and procedures apply strictly to the investment management services GPC provides to mutual funds.

These policies and procedures are designed to deal with the complexities which may arise in cases where GPC’s interests conflict or appear to conflict with the interests of its clients and to communicate to clients the methods and rationale whereby GPC exercises proxy authority. This document is available upon client request. GPC will also make available the record of GPC’s votes promptly upon request.

The CCO of GPC is responsible for monitoring the effectiveness of this policy.  Unless contractually obligated to vote in a certain manner, GPC will reach its voting decisions independently, after appropriate investigation. It does not generally intend to delegate its decision making or to rely on the recommendations of any third party, although it may take such recommendations into consideration. Where GPC deviates from the guidelines listed below, or depends upon a third party to make the decision, the reasons shall be documented. GPC may consult with such other experts, such as CPA’s, investment bankers, attorneys, etc., as it regards necessary to help it reach informed decisions.

Non-Voting of Proxies

GPC will generally not vote proxies in the following situations:

●	Proxies are received for equity securities where, at the time of receipt, GPC’s position, across all clients that it advises, is less than, or equal to, 1% of the total outstanding voting equity (an “immaterial position”).

●	Proxies are received for equity securities where, at the time of receipt, GPC’s Clients and Investors no longer hold that position.

Management Proposals

Absent good reason to the contrary, GPC will generally give substantial weight to management recommendations regarding voting. This is based on the view that management is usually in the best position to know which corporate actions are in the best interests of common shareholders as a whole.

GPC will generally vote for routine matters proposed by issuer management, such as setting a time or place for an annual meeting, changing the name or fiscal year of the company, or voting for directors in favor of the management proposed slate. Other routine matters in which GPC will generally vote along with company management include: appointment of auditors, fees paid to board members, and change in the board structure.  As long as the proposal does not: i) measurably change the structure, management, control or operations of the company; ii) measurably change the terms of, or fees or expenses associated with, an investment in the company; and the proposal is consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the company, GPC will generally vote along with management.

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Non-Routine Matters

Non-routine matters might include such things as:

●	Amendments to management incentive plans

●	The authorization of additional common or preferred stock

●	Initiation or termination of barriers to takeover or acquisition

●	Mergers or acquisitions

●	Corporate reorganizations

●	Term limits for board members

●	“Contested” director slates

In non-routine matters, GPC will attempt to be generally familiar with the questions at issue.  Non-routine matters will be voted on a case-by-case basis, given the complexity of many of these issues.

Processing Proxy Votes

The Managing Members will be responsible for determining whether each proxy is for a “routine” matter, as described above, and whether the Policy and Procedures set forth herein actually address the specific issue. For proxies that are not clearly “routine”, GPC, in conjunction with the Managing Members, will determine how to vote each such proxy by applying these policies and procedures. Upon making a decision, the proxy will be executed and returned for submission to the company. GPC’s proxy voting record will be updated at the time the proxy is submitted.

An independent proxy voting advisory and research firm may be appointed as a “Proxy Service” for voting GPC’s proxies after approval by the CCO.

Documenting Proxy Voting

GPC will maintain copies of each proxy statement received and of each executed proxy; however, GPC may rely on the SEC’s EDGAR system for records of proxy statements. GPC will also maintain records relating to each proxy, including the voting decision on each proxy, and any documents that were material to making the voting decision.

GPC will also maintain a record of each written request from a Client or Investor for proxy voting information and GPC’s written response to any request from a Client or Investor for proxy voting information. These records shall be maintained in compliance with Rule 204-2.

Actual and Apparent Conflicts of Interest

Potential conflicts of interest between GPC and its clients may arise when GPC’s relationships with an issuer or with a related third party actually conflict, or appear to conflict, with the best interests of the GPC’s clients.

If the issue is specifically addressed in these policies and procedures, GPC will vote in accordance with these policies. In a situation where the issue is not specifically addressed in these Policies and Procedures and an apparent or actual conflict exists, GPC shall either: i) delegate the voting decision to an independent third party; ii) inform clients of the conflict of interest and obtain advance consent of a majority of such clients for a particular voting decision; or iii) obtain approval of a voting decision from GPC’s CCO, who will be responsible for documenting the rationale for the decision made and voted.

In all such cases, GPC will make disclosures to clients of all material conflicts and will keep documentation supporting its voting decisions.

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Appendix D

Contego Capital Group, Inc.

Proxy Voting

1.	General

As a fiduciary, an investment adviser with proxy voting authority has a duty to monitor corporate events and to vote proxies, as well as a duty to cast votes in the best interest of clients and not subrogate client interests to its own interests. Rule 206(4)-6 under the Advisers Act (the “Proxy Voting Rule”) places specific requirements on registered investment advisers with proxy voting authority. Because the Company has discretionary authority over the securities held by various advisory Client accounts, the Company is viewed as having proxy voting authority and is subject to the Proxy Voting Rule. To meet the obligations under this rule, the Company has adopted and implemented policies and procedures reasonably designed to ensure the Company votes proxies in the best interest of its Clients and addresses how it will resolve any conflict of interest that may arise when voting proxies. Additionally, the Company will: (i) maintain certain records required to be maintained by the Proxy Voting Rule relating to all voted proxies; (ii) disclose its proxy voting policies and procedures to Clients and upon request providing Clients with a copy of it; and (iii) inform Clients as to how they can obtain information from the Company as to how their securities were voted.

The Company has adopted the following Proxy Voting Guidelines (the “Guidelines”) in an effort to comply with the Proxy Voting Rule.

2.	Application; General Principles

The Company, on behalf of its Clients, has retained a third party proxy advisory firm, Institutional Shareholder Services Inc. (“ISS”), to coordinate and vote all proxies in a manner in which is consistent with the Company’s fiduciary duties and the general principals applicable to the Company as outline below. In light of this delegation and use of a third-party proxy advisory firm, all references to the Company in this Section IV.M. “Proxy Voting” should include ISS, as appropriate if and when ISS is performing such actions on behalf of the Company.

ISS, on behalf of the Company and its Clients, shall vote all proxies in respect of securities owned by or on behalf of a Client in the Client’s and pooled investment vehicle investors’ best economic interests and without regard to the interests of the Company, any other Client or any other pooled investment vehicle investor. If the Client does not grant direct voting authority to the Company, Clients will not receive information about their proxies from the Company. Instead, Clients will be instructed to receive proxies from their custodian, transfer agent or other third-party service providers such as their proxy service provider.

ISS, on behalf of the Company and its Clients subject to ERISA, shall exercise the Company’s fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. The Company recognizes that the exercise of voting rights on securities held by ERISA plans for which the Company has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, ISS, on behalf of the Company, will exercise the Company’s fiduciary responsibility to vote all proxies for shares for which the Company has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed the Company as investment manager.

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3.	Determination of Vote

The Company’s proxy voting procedures are designed to ensure that proxies are voted in a manner that is in the best interest of the Client. The Company monitors corporate actions of those securities it has purchased on behalf of its Clients by utilizing a third party proxy management system provided by ISS. Receipt of proxy materials are logged into a proxy control sheet.

The majority of proxy-related issues generally fall within the following five (5) categories: (i) corporate governance; (ii) takeover defenses; (iii) compensation plans; (iv) capital structure; and (v) social responsibility. The Company will generally vote in favor of matters that follow an agreeable corporate strategic direction, support an ownership structure that enhances shareholder value without diluting management’s accountability to shareholders and/or present compensation plans that are commensurate with enhanced manager performance and market practices.

While proxy voting on all issues presented should be considered, voting on all issues is not required. Some issues presented for a proxy vote of security holders are not deemed relevant to the Company’s voting objective, or it is not reasonably possible to ascertain what effect, if any, a vote on a given issue may have on a Client’s investment. Additionally, the Company may decide that avoiding further expense and investigation and not voting at all on a presented proposal may be in the best interest of a Client. Accordingly, the Company may abstain from voting in certain circumstances.

The Company will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by ISS). Subject to specific provisions in a Client’s account documentation related to exception voting, the Company only accepts direction from a Client to vote proxies for that Client’s account pursuant to the Guidelines or ISS’s recommendations, including recommendations under its Proxy Voter Services program. In addition, a Client may instruct the Company in its investment management agreement to vote all proxies strictly in accordance with the ISS Taft-Hartley voting guidelines (the “Taft-Hartley Guidelines”).

4.	Conflicts of Interest

The CCO is responsible for monitoring and resolving possible conflicts with respect to proxy voting. Because the Guidelines are pre-determined by ISS and designed to be in the best interests of shareholder, application of the Guidelines to vote Client proxies should, in most cases, adequately address any possible conflicts of interest. Similarly, for Clients who have instructed the Company to vote proxies in accordance with the Taft-Hartley Guidelines, these guidelines are pre-determined by ISS. As a result, application of the Guidelines and Taft-Hartley Guidelines to vote Client proxies should, in most cases, adequately address any possible conflicts of interest.

The CCO shall review records of votes that were cast by ISS on a periodic basis. This review shall be conducted by sampling proxy votes to ensure whether they complied with the Guidelines and if votes that were cast inconsistently with the Guidelines, the related rationale for such votes.

A conflict of interest may exist, for example, if the Company or its affiliates have a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. In addition, any Employee with knowledge of a personal conflict of interest (i.e., a family member in a company’s management) relating to a particular referral item shall disclose that conflict to the CCO and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest may be referred to the CCO for resolution. If the CCO does not agree that the Employee’s rationale is reasonable, the CCO will refer the matter to the Portfolio Manager to vote the proxy. If a matter is referred to the Portfolio Manager the decision made and basis for the decision will be documented by the CCO.

The Company’s proxy advisory service provider, ISS, provides the CCO with an extensive array of information to ensure that the Company is fully informed of potential conflicts and the steps ISS has taken to address them. Among

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other things, ISS supplies a comprehensive due diligence compliance package on its website to assist the Company in fulfilling its own obligations regarding the use of independent, third-party proxy advisory firms. This package includes a copy of ISS regulatory code of ethics, a description of other policies, procedures and practices regarding potential conflicts of interest and a description of ISS and its affiliates business. Moreover, each proxy analysis and research report ISS issues contains a legend indicating that the subject of the analysis or report may be a client of or affiliated with a client of ISS and its affiliated entities. Each analysis and report also notes that one or more proponents of a shareholder proposal may be a client of the proxy advisory firm or one of its affiliates, or may be affiliated with such a party.

In the event, the CCO wishes to learn more about the relationship, if any, between ISS (or its affiliated entities) and the subject of an analysis or report, the CCO has the ability to contact ISS’s compliance department for relevant details. In addition, the CCO has the ability to obtain lists of all ISS clients. These processes allows the CCO to receive the information needed without revealing the identity of the ISS clients to research analysts as they prepare vote recommendations and other research. The Company believes that these extensive measures provide a high degree of comfort that ISS has eliminated or is effectively managing the potential conflicts of interest its business entails.

5.	Recordkeeping

Pursuant to the Proxy Voting Rule, the Company shall retain the following five (5) types of records relating to proxy voting: (i) proxy voting policy and procedures, including any proxy advisory firm’s proxy voting policy and procedures; (ii) proxy statements received for Client securities; (iii) records of votes cast on behalf of Clients; (iv) written Client requests for proxy voting information and written adviser responses to any Client request (whether oral or written) for proxy voting information; and (v) any documents prepared by the Company that were material to making a proxy voting decision or that memorialized the basis for the decision.

These records shall be maintained and preserved in an easily accessible place for a period of not less than six (6) years from the end of the Company’s fiscal year during which the last entry was made in the records, the first two (2) years in an appropriate office of the Company. The Company may rely on proxy statements filed on the SEC’s EDGAR system or on proxy statements and records of votes cast by the Company maintained by a third party, such as a proxy voting service (provided the Company had obtained an undertaking from the third party to provide a copy of the proxy statement or record promptly on request). Records of the Company’s proxies voted are also maintained through an online proxy management system provided by ISS. The CCO is responsible for ensuring all Clients, who have given the Company proxy voting authority, are voted and for maintaining a record of all proxies voted.

6.	Policy Statement and Requests

Upon request and on an annual basis, the Company shall provide its Clients with the proxy voting record for that Client’s account. Records of the Company’s proxies voted are maintained through the online management system provided by ISS.

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Appendix E

Proxy Voting Policies and Procedures

LifeSci Fund Management LLC

Background

An investment adviser has a duty of care and loyalty to its Clients and Investors with respect to monitoring corporate events and exercising proxy authority in the best interests of such Clients and Investors. LifeSci will adhere to Rule 206(4)-6 of the Advisers Act and all other applicable laws and regulations in regard to the voting of proxies.

Policies and Procedures

LifeSci does not have authority to vote proxies relating to client securities held by wealth management clients. These proxy voting policies and procedures apply strictly to the investment management services LifeSci provides to mutual funds.

These policies and procedures are designed to deal with the complexities which may arise in cases where LifeSci’s interests conflict or appear to conflict with the interests of its clients and to communicate to clients the methods and rationale whereby LifeSci exercises proxy authority. This document is available upon client request. LifeSci will also make available the record of LifeSci’s votes promptly upon request.

The CCO of LifeSci is responsible for monitoring the effectiveness of this policy. Unless contractually obligated to vote in a certain manner, LifeSci will reach its voting decisions independently, after appropriate investigation. It does not generally intend to delegate its decision making or to rely on the recommendations of any third party, although it may take such recommendations into consideration. Where LifeSci deviates from the guidelines listed below, or depends upon a third party to make the decision, the reasons shall be documented. LifeSci may consult with such other experts, such as CPA’s, investment bankers, attorneys, etc., as it regards necessary to help it reach informed decisions.

Non-Voting of Proxies

LifeSci will generally not vote proxies in the following situations:

●	Proxies are received for equity securities where, at the time of receipt, LifeSci’s position, across all clients that it advises, is less than, or equal to, 1% of the total outstanding voting equity (an “immaterial position”).

●	Proxies are received for equity securities where, at the time of receipt, LifeSci’s Clients and Investors no longer hold that position.

Management Proposals

Absent good reason to the contrary, LifeSci will generally give substantial weight to management recommendations regarding voting. This is based on the view that management is usually in the best position to know which corporate actions are in the best interests of common shareholders as a whole.

LifeSci will generally vote for routine matters proposed by issuer management, such as setting a time or place for an annual meeting, changing the name or fiscal year of the company, or voting for directors in favor of the management proposed slate. Other routine matters in which LifeSci will generally vote along with company management include: appointment of auditors, fees paid to board members, and change in the board structure. As long as the proposal does not: i) measurably change the structure, management, control or operations of the company; ii) measurably change the terms of, or fees or expenses associated with, an investment in the company; and the proposal is consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the company, LifeSci will generally vote along with management.

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Non-Routine Matters

Non-routine matters might include such things as:

●	Amendments to management incentive plans

●	The authorization of additional common or preferred stock

●	Initiation or termination of barriers to takeover or acquisition

●	Mergers or acquisitions

●	Corporate reorganizations

●	Term limits for board members

●	“Contested” director slates

In non-routine matters, LifeSci will attempt to be generally familiar with the questions at issue. Non-routine matters will be voted on a case-by-case basis, given the complexity of many of these issues.

Processing Proxy Votes

The Managing Members will be responsible for determining whether each proxy is for a “routine” matter, as described above, and whether the Policy and Procedures set forth herein actually address the specific issue. For proxies that are not clearly “routine”, LifeSci, in conjunction with the Managing Members, will determine how to vote each such proxy by applying these policies and procedures. Upon making a decision, the proxy will be executed and returned for submission to the company. LifeSci’s proxy voting record will be updated at the time the proxy is submitted.

An independent proxy voting advisory and research firm may be appointed as a “Proxy Service” for voting LifeSci’s proxies after approval by the CCO.

Documenting Proxy Voting

LifeSci will maintain copies of each proxy statement received and of each executed proxy; however, LifeSci may rely on the SEC’s EDGAR system for records of proxy statements. LifeSci will also maintain records relating to each proxy, including the voting decision on each proxy, and any documents that were material to making the voting decision.

LifeSci will also maintain a record of each written request from a Client or Investor for proxy voting information and LifeSci’s written response to any request from a Client or Investor for proxy voting information. These records shall be maintained in compliance with Rule 204-2.

Actual and Apparent Conflicts of Interest

Potential conflicts of interest between LifeSci and its clients may arise when LifeSci’s relationships with an issuer or with a related third party actually conflict, or appear to conflict, with the best interests of the LifeSci’s clients.

If the issue is specifically addressed in these policies and procedures, LifeSci will vote in accordance with these policies. In a situation where the issue is not specifically addressed in these Policies and Procedures and an apparent or actual conflict exists, LifeSci shall either: i) delegate the voting decision to an independent third party; ii) inform clients of the conflict of interest and obtain advance consent of a majority of such clients for a particular voting decision; or iii) obtain approval of a voting decision from LifeSci’s CCO, who will be responsible for documenting the rationale for the decision made and voted.

In all such cases, LifeSci will make disclosures to clients of all material conflicts and will keep documentation supporting its voting decisions.

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Appendix F

Proxy Voting Policies and Procedures

Mount Lucas Management LP

1. Background.

The act of managing assets of clients may include the voting of proxies related to such managed assets. Where the power to vote in person or by proxy has been delegated, directly or indirectly, to the investment adviser, the investment adviser has the fiduciary responsibility for: (a) voting in a manner that is in the best interests of the client, and (b) properly dealing with potential conflicts of interest arising from proxy proposals being voted upon.

The policies and procedures of Mount Lucas Management LP (“Mount Lucas” or the “Firm”) for voting proxies received for accounts managed by the Firm are set forth below and are applicable if:

●	The underlying advisory agreement entered into with the client expressly provides that the Firm shall be responsible to vote proxies received in connection with the client’s account;

●	The underlying advisory agreement entered into with the client is silent as to whether or not the Firm shall be responsible to vote proxies received in connection with the client’s account, and the Firm has discretionary authority over investment decisions for the client’s account; or

●	In case of an employee benefit plan, the client (or any plan trustee or other fiduciary) has not reserved the power to vote proxies in either the underlying advisory agreement entered into with the client or in the client’s plan documents.

These Proxy Voting Policies and Procedures are designed to ensure that proxies are voted in an appropriate manner and should complement the Firm’s investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies which are issuers of securities held in managed accounts. Any questions about these policies and procedures should be directed to Timothy Rudderow at 267-359-3500.

2. Proxy Voting Policies.

In the absence of specific voting guidelines from a client, Mount Lucas will vote proxies in a manner that is in the best interest of the client. This principle may result in different voting results for proxies for the same issuer. The Firm shall consider only those factors that relate to the client’s investment or are dictated by the client’s written instructions, including how its vote will economically impact and affect the value of the client’s investment (keeping in mind that, after conducting an appropriate cost-benefit analysis, not voting at all may be in the best interest of the client). Mount Lucas believes that voting proxies in accordance with the following policies is in the best interests of its clients:

A. Specific Voting Policies.

1. Routine Items:

●	The Firm will generally vote for the election of directors (where no corporate governance issues are implicated).

●	The Firm will generally vote for the selection of independent auditors.

●	The Firm will generally vote for increases in or reclassification of common stock.

●	The Firm will generally vote for management recommendations adding or amending indemnification provisions in charter or by-laws.

●	The Firm will generally vote for changes in the board of directors.

●	The Firm will generally vote for outside director compensation.

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●	The Firm will generally vote for proposals that maintain or strengthen the shared interests of shareholders and management.

●	The Firm will generally vote for proposals that increase shareholder value.

●	The Firm will generally vote for proposals that will maintain or increase shareholder influence over the issuer’s board of directors and management.

●	The Firm will generally vote for proposals that maintain or increase the rights of shareholders.

2. Non-Routine and Conflict of Interest Items:

●	The Firm will generally vote for management proposals for merger or reorganization if the transaction appears to offer fair value.

●	The Firm will generally vote against shareholder resolutions that consider non-financial impacts of mergers.

●	The Firm will generally vote against anti-greenmail provisions.

B. General Voting Policy.

If the proxy includes a Routine Item that implicates corporate governance changes, a Non-Routine Item where no specific policy applies or a Conflict of Interest Item where no specific policy applies, then the Firm may engage an independent third party to determine how the proxies should be voted. In voting on each and every issue, the Firm and its employees shall vote in a prudent and timely fashion and only after a careful evaluation of the issue(s) presented on the ballot. In exercising its voting discretion, the Firm and its employees shall avoid any direct or indirect conflict of interest raised by such voting decision. The Firm will provide adequate disclosure to the client if any substantive aspect or foreseeable result of the subject matter to be voted upon raises an actual or potential conflict of interest to the Firm or:

●	any affiliate of the Firm. For purposes of these Proxy Voting Policies and Procedures, an affiliate is:

(i)	any person directly, or indirectly through one or more intermediaries, controlling, controlled by or under common control with the Firm;

(ii)	any officer, director, principal, partner, employer, or direct or indirect beneficial owner of any 10% or greater equity or voting interest of the Firm; or

(iii)	any other person for which a person described in clause (ii) acts in any such capacity;

●	any issuer of a security for which the Firm (or any affiliate of the Firm) acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

●	any person with whom the Firm (or any affiliate of the Firm) has an existing, material contract or business relationship that was not entered into in the ordinary course of the Firm’s (or its affiliate’s) business.

(Each of the above persons being an “Interested Person”.)

After informing the client of any potential conflict of interest, the Firm will take other appropriate action as required under these Proxy Voting Policies and Procedures, as provided below.

Consistent with SEC Rule 206(4)-6, as amended, the Firm shall take reasonable measures to inform its clients of (1) its proxy voting policies and procedures; and (2) the process or procedures clients must follow to obtain information regarding how the Firm voted with respect to assets held in their accounts. This information may be provided to clients through the Firm’s Form ADV (Part 2 or Schedule H)

disclosure or by separate notice to the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries).

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3. Proxy Voting Procedures.

A. Timothy J. Rudderow, Sr. (the “Responsible Party”) shall be designated by the Firm to make discretionary investment decisions for the client’s account and will be responsible for voting the proxies related to that account. The Responsible Party should assume that he or she has the power to vote all proxies related to the client’s account if any one of the three circumstances set forth in Section 1 above regarding proxy voting powers is applicable.

B. All proxies and ballots received by Mount Lucas will be forwarded to the Responsible Party and then logged in upon receipt in the “Receipt of Proxy Voting Material” log (see sample attached).

C. Prior to voting, the Responsible Party will verify whether his or her voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries).

D. Prior to voting, the Responsible Party will verify whether an actual or potential conflict of interest with the Firm or any Interested Person exists in connection with the subject proposal(s) to be voted upon. The determination regarding the presence or absence of any actual or potential conflict of interest shall be adequately documented by the Responsible Party (i.e., comparing the apparent parties affected by the proxy proposal being voted upon against the Firm’s internal list of Interested Persons and, for any matches found, describing the process taken to determine the anticipated magnitude and possible probability of any conflict of interest being present), which shall be reviewed and signed off on by the Responsible Party’s direct supervisor (and if none, by the board of directors or a committee of the board of directors of the Firm).

E. If an actual or potential conflict is found to exist, written notification of the conflict (the “Conflict Notice”) shall be given to the client or the client’s designee (or in the case of an employee benefit plan, the plan’s trustee or other fiduciary) in sufficient detail and with sufficient time to reasonably inform the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciary) of the actual or potential conflict involved.

Specifically, the Conflict Notice should describe:

●	the proposal to be voted upon;

●	the actual or potential conflict of interest involved;

●	the Firm’s vote recommendation (with a summary of material factors supporting the recommended vote); and

●	if applicable, the relationship between the Firm and any Interested Person.

The Conflict Notice will either request the client’s consent to the Firm’s vote recommendation or may request the client to vote the proxy directly or through another designee of the client. The Conflict Notice and consent thereto may be sent or received, as the case may be, by mail, fax, electronic transmission or any other reliable form of communication that may be recalled, retrieved, produced, or printed in accordance with the recordkeeping policies and procedures of the Firm. If the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciary) is unreachable or has not affirmatively responded before the response deadline for the matter being voted upon, the Firm may:

●	engage a non-Interested Party to independently review the Firm’s vote recommendation if the vote recommendation would fall in favor of the Firm’s interest (or the interest of an Interested Person) to confirm that the Firm’s vote recommendation is in the best interest of the client under the circumstances;

●	cast its vote as recommended if the vote recommendation would be against the Firm’s interest (or the interest of an Interested Person) and such vote recommendation is in the best interest of the client under the circumstances; or

●	abstain from voting if such action is determined by the Firm to be in the best interest of the client under the circumstances.

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F. The Responsible Party will promptly vote proxies received in a manner consistent with the Proxy Voting Policies and Procedures stated above and guidelines (if any) issued by client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries if such guidelines are consistent with ERISA).

G. In accordance with SEC Rule 204-2(c)(2), as amended, the Responsible Party shall retain in the respective client’s file, the following:

●	The Firm’s proxy voting policies and records;

●	A copy of the proxy statement received (unless retained by a third party for the benefit of the Firm or the proxy statement is available from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

●	A record of the vote cast (unless this record is retained by a third party for the benefit of the Firm and the third party is able to promptly provide the Firm with a copy of the voting record upon its request)

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APPENDIX G

Goshen Rock Capital, LLC

POLICY REGARDING PROXY VOTING

Purpose and Scope

The purpose of this policy regarding proxy voting (this “Policy”) is to establish guidelines regarding proxies for which the Company has been delegated voting authority that are reasonably designed to conform with the requirements of applicable law.

General Policy

Rule 206(4)-6 of the Advisers Act requires a registered investment adviser that exercises proxy voting authority over client securities to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that the investment adviser votes proxies related to client securities in the best interest of its clients; (ii) ensure that the written policies and procedures address material conflicts that may arise between the interests of the investment adviser and those of its clients; (iii) describe its proxy voting procedures to clients, and provide copies of such procedures upon request by such clients; and (iv) disclose to clients how they may obtain information from the investment adviser about how the adviser voted with respect to their securities. The Company is committed to implementing policies and procedures that conform with the requirements of the Advisers Act. To that end, it has implemented this Policy to facilitate the Company’s compliance with Rule 206(4)-6 and to ensure that proxies related to Client securities are voted (or not voted) in a manner consistent with the best interests of its Clients.

Proxy Voting Policy

This Policy requires the Company to act in the best interest of its Clients when exercising proxy voting authority. The Company will not put its own interests ahead of a Client’s interests at any time and will resolve any potential conflicts between its own interests and those of its Clients in favor of its Clients.

These policies and procedures do not mandate that the Company vote every proxy that it receives in regard to securities held by its Clients. There may be circumstances when refraining from voting a proxy or abstaining is in a Client’s best interests. Further, the Company will not vote proxies in circumstances where a Client has expressly retained voting authority. Accordingly, when the Company has the discretionary authority to vote the proxies of its Clients and determines that it is in the best interests of its Clients to do so, it will vote those proxies in the best interest of its Clients and in accordance with this Policy.

Proxy Voting Procedures Generally

The Private Fund Clients, Registered Fund Clients and the Managed Accounts advised by the Company generally invest in RMBS, CMBS and other ABS. Such instruments are not typically the subject of proxies or securities voting matters. However, there may be instances in which the Company, having discretionary authority over such Clients, would be asked, and would accept the authority, to vote the securities of Clients on such matters as removing or amending applicable covenants set forth in an indenture or similar document. In addition, certain of the Private Fund Clients may from time-to-time invest in REITs and such instruments may confer voting rights. Therefore, the Company’s written policies and procedures relate specifically to those limited instances in which the Company may be in a position to vote the securities of its Clients.

One of the principals of the Company (the “Program Administrator”) is responsible for ensuring that all decisions with regard to the voting of securities on behalf of Clients are made in accordance with this Policy.

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Voting Matters

The Program Administrator will track each securities position held by Clients and will maintain a log of upcoming events, if any, that would require the Company to vote on behalf of its Clients. The Program Administrator is responsible for ensuring that he or she has received all relevant disclosure materials and proxies or consents such that he or she is in possession of all documentation and information necessary to cast votes in a timely manner.

Voting Process

The Program Administrator will determine whether there is, or appears to be, a material conflict of interest that could influence the voting decision in a manner that would be adverse to the interests of any Client.

Identifying Material Conflicts of Interest

It is not possible for the Company to enumerate here all potential conflicts of interest which may be material, but the following relationships are illustrative of conflict potential and are issues (among others) that the Program Administrator considers each time a vote arises:

●	The Company has a business or financial conflict of interest in voting the securities in a manner adverse to any Client because:

○	The Company or an affiliate manages a separate account or currently performs financial services for the issuer that is the subject of the voting matter, or for an affiliate of such issuer, or for any member of the senior management or any pension plan of such issuer, or is actively seeking such party(s) as a client;

○	The issuer that is the subject of the proxy or voting mater, or an affiliate of such issuer or any member of the senior management of such issuer is a Client or a substantial investor in the Fund; or

○	An employee (or spouse) of the Company:

§	Is a director or a member of the senior management of the issuer that is the subject of the voting matter; or

§	Owns a substantial interest in the shares of the issuer that is the subject of the voting matter or otherwise has a substantial financial interest in the outcome of the vote.

If the Program Administrator determines there is no material conflict of interest, then the Program Administrator will make the voting determination and will be responsible to take the required voting action. The Program Administrator must ensure that voting action takes place on a timely basis and will maintain a written record of the actual voting action and the basis of the voting determination.

Resolving Material Conflicts of Interest

If the Program Administrator has identified a material conflict of interest, he or she must determine:

●	whether the conflict involves the Company, an affiliate or an employee;

●	whether the Program Administrator himself or herself is a conflicted party and, if so, whether an alternative senior employee could be assigned to be responsible for voting, who would not be so conflicted; and

●	whether the Company or any senior employee is capable of making an independent determination as to the voting decision.

96

If the Program Administrator determines due to conflicts of interest that no senior employee is capable of making an independent determination as to the voting decision, then the voting decision will be escalated to the independent members of the Risk Committee of the Company. If the conflict cannot be resolved, then the Company will abstain from voting or obtain approval from Clients, following disclosure of the conflict, as to how to vote.

Proxy Voting – Registered Fund Clients

If a Registered Fund Client’s Board has granted the Company, in its capacity as sub-adviser to the Registered Fund, the authority to vote proxies for the securities in those Registered Funds, the Company will vote proxies using the procedures discussed in this Policy Regarding Proxy Voting and also will provide such information as reasonably requested by the Registered Fund so that they may comply with their reporting requirements under Form N-PX and any other applicable regulatory requirements (e.g., recordkeeping) with respect to the voting of such securities.

Disclosure to Clients

Form ADV Disclosure

The Company will disclose in its Form ADV Part 2A that Clients may contact the Chief Compliance Officer during regular business hours, via email or telephone, to obtain information on how the Company voted such Client’s proxies for the past 5 years. The summary of this Policy included in the Company’s Form ADV Part 2A will be updated whenever there are material revisions made to this Policy. Clients may also receive a copy of this Policy upon request.

Recordkeeping

In accordance with the recordkeeping requirements of the Advisers Act, the Company will, for a period of at least 5 years, maintain or have ready access to the following documents:

●	a copy of this Policy;

●	a copy of each proxy statement received by the Company regarding securities held on behalf of its Clients;

●	a record of each vote cast by the Company on behalf of its Clients;

●	a copy of any documents prepared by the Company that were material to making a decision on how to vote, or that memorialized the basis for such decision; and

●	a copy of each written request received from a Client as to how the Company voted proxies on its behalf, and a copy of any written response from the Company to any such Client request for information.

To fulfill some of these recordkeeping requirements, the Company may rely on proxy statements filed on EDGAR and proxy statements and records of proxy votes cast that are maintained with a proxy voting service or other third-party, provided that the Company has obtained an undertaking from such third- party to provide a copy of the documents promptly upon request.

The Company shall retain each of the records listed above in accordance with the Company’s

Policy Regarding Recordkeeping.

The Company and its personnel will assist each Registered Fund Client and its adviser in their reporting and recordkeeping requirements relating to proxy voting, including board reporting and filings on Form N-PX.

97

PART C: OTHER INFORMATION

Item 28. Exhibits

(a) Declaration of Trust.

(i)	Registrant’s Agreement and Declaration of Trust, which was filed as an exhibit to the Registrant’s Registration Statement on March 17, 2006, is hereby incorporated by reference.

(ii)	Amendment No. 51 to the Agreement and Declaration of Trust which was filed as an exhibit to the Registrant’s Registration Statement on June 26, 2024, is hereby incorporated by reference.

(b) By-laws. Registrant’s By-laws, which were filed as an exhibit to the Registrant’s Registration Statement on March 17, 2006, are hereby incorporated by reference.

(c) Instruments Defining Rights of Security Holders. None (other than in the Declaration of Trust and By-laws of the Registrant).

(d) Investment Advisory Contracts.

Catalyst Capital Advisors LLC (as adviser)

(i)	Management Agreement with Catalyst Capital Advisors LLC, which was filed as an exhibit to the Registrant’s Registration Statement on February 29, 2008, is hereby incorporated by reference.

(ii)	Amended Exhibit to Management Agreement with Catalyst Capital Advisors LLC, which was filed as an exhibit to the Registrant’s Registration Statement on October 25, 2023, is hereby incorporated by reference.

(iii)	Investment Advisory Agreement with Catalyst Capital Advisors LLC, with respect to the Catalyst/Aspect Enhanced Multi-Asset Fund, which was filed as an exhibit to the Registrant’s Registration Statement on January 24, 2024, is hereby incorporated by reference.

(iv)	Investment Advisory Agreement with Catalyst Capital Advisors LLC, with respect to the Catalyst/Welton Advantage Multi-Strategy Fund which was filed as an exhibit to the Registrant’s Registration Statement on June 26, 2024, is hereby incorporated by reference.

(v)	Expense Limitation Agreement between the Trust and Catalyst Capital Advisors LLC which was filed as an exhibit to the Registrant’s Registration Statement on November 30, 2018, is hereby incorporated by reference.

(vi)	Amended Exhibit A to the Expense Limitation Agreement with Catalyst Capital Advisors LLC which was filed as an exhibit to the Registrant’s Registration Statement on June 26, 2024, is hereby incorporated by reference.

SMH Capital Advisors, Inc.

(vii)	Sub-Advisory Agreement between Catalyst and SMH Capital Advisors, Inc. for the Catalyst/SMH High Income Fund and the Catalyst/SMH Total Return Income Fund, which was filed as an exhibit to the Registrant’s Registration Statement on October 26, 2017, is hereby incorporated by reference.

Managed Asset Portfolios, LLC

(viii)	Sub-Advisory Agreement between Catalyst and Managed Asset Portfolios, LLC for the Catalyst/MAP Global Balanced Fund and Catalyst/MAP Global Equity Fund, which was filed as an exhibit to the Registrant’s Registration Statement on July 29, 2011, is hereby incorporated by reference.

Cookson, Peirce & Co., Inc.

(ix)	Sub-Advisory Agreement between Catalyst and Cookson, Peirce & Co., Inc. for the Catalyst Dynamic Alpha Fund, Catalyst/CP World Equity Fund, Catalyst/CP Focus Large Cap Fund, and Catalyst/CP Focus Mid Cap Fund, which was filed as an exhibit to the Registrant’s Registration Statement on December 21, 2011, is hereby incorporated by reference.

Lyons Wealth Management, LLC

(x)	Sub-Advisory Agreement between Catalyst and Lyons Wealth Management LLC for the Catalyst/Lyons Tactical Allocation Fund, which was filed with the Registration’s Registration Statement on October 29, 2014, is hereby incorporated by reference.

Princeton Advisory Group, Inc.

(xi)	Sub-Advisory Agreement between Catalyst and Princeton Advisory Group, Inc. for the Catalyst/Princeton Floating Rate Income Fund, which was filed as an exhibit to the Registrant’s Registration Statement on December 26, 2012, is hereby incorporated by reference.

(xii)	Amended Exhibit A to the Sub-Advisory Agreement between Catalyst and Princeton Advisory Group, Inc. which was filed as an exhibit to the Registrant’s Registration Statement on December 19, 2014, is hereby incorporated by reference.

Millburn Ridgefield Corporation

(xiii)	Sub-Advisory Agreement among Catalyst, Mutual Fund Series Trust and Millburn Ridgefield Corporation for the Catalyst/Millburn Hedge Strategy Fund which was filed as an exhibit to the Registrant’s Registration Statement on January 28, 2021, is hereby incorporated by reference.

(xiv)	Sub-Advisory Agreement among Catalyst, Mutual Fund Series Trust and Millburn Ridgefield Corporation for the Catalyst/Millburn Dynamic Commodity Strategy Fund which was filed as an exhibit to the Registrant’s Registration Statement on June 1, 2021, is hereby incorporated by reference.

Eventide Asset Management, LLC

(xv)	Management Agreement with Eventide Asset Management, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on June 30, 2008, is hereby incorporated by reference.

(xvi)	Amended Exhibit 1 to Management Agreement with Eventide Asset Management, LLC with respect to Eventide Exponential Technologies Fund and Eventide Core Bond Fund which was filed as an exhibit to the Registrant’s Registration Statement on June 17, 2020, and is hereby incorporated by reference.

(xviix)

Amended Exhibit 1 to Management Agreement with Eventide Asset Management, LLC with respect to Eventide Large Cap Focus Fund, which was filed as an exhibit to the Registrant’s Registration Statement on June 8, 2022, is hereby incorporated by reference.

(xviii)	Expense Limitation Agreement with Eventide Asset Management, LLC which was filed as an exhibit to the Registrant’s Registration Statement on October 25, 2018, is hereby incorporated by reference.

(xix)	Amended Exhibit to the Expense Limitation Agreement with Eventide Asset Management LLC with respect to the Eventide Large Cap Focus Fund, which was filed as an exhibit to the Registrant’s Registration Statement on June 8, 2022, is hereby incorporated by reference.

Goshen Rock Capital, LLC

(xx)	Sub-Advisory Agreement between AlphaCentric and Goshen Rock Capital, LLC with respect to the AlphaCentric Strategic Income Fund which was filed as an exhibit to the Registrant’s Registration Statement on July 28, 2021, is hereby incorporated by reference.
(xxii)	Amendment to the Sub-Advisory Agreement between AlphaCentric and Goshen Rock Capital, LLC with respect to the AlphaCentric Strategic Income Fund which was filed as an exhibit to the Registrant’s Registration Statement on July 28, 2021, is hereby incorporated by reference.

Aspect Capital Inc.

(xxiii)	Sub-Advisory Agreement between Catalyst and Aspect Capital Limited with respect to the Catalyst/Aspect Enhanced Multi-Asset Fund, which was filed as an exhibit to the Registrant’s Registration Statement on January 24, 2024, is hereby incorporated by reference.

Welton Investment Partners LLC.

(xxiv)	Sub-Advisory Agreement between Catalyst and Welton Investment Partners LLC with respect to the Catalyst/Welton Advantage Multi-Strategy Fund which was filed as an exhibit to the Registrant’s Registration Statement on June 26, 2024, is hereby incorporated by reference.

Empiric Advisors, Inc,

(xxv)	Management Agreement with Empiric Advisors, Inc., which was filed as an exhibit to the Registrant’s Registration Statement on April 5, 2013, is hereby incorporated by reference.

(xxvi)	Expense Limitation Agreement with Empiric Advisors, Inc., which was filed as an exhibit to the Registrant’s Registration Statement on January 25, 2018, is hereby incorporated by reference.

JAG Capital Management LLC

(xxvii)	Management Agreement with JAG Capital Management LLC, which was filed as an exhibit to the Registrant’s Registration Statement on December 21, 2011, is hereby incorporated by reference.

(xxviii)	Amended Exhibit 1 to the Management Agreement with JAG Capital Management LLC, which was filed as an exhibit to the Registrant’s Registration Statement on January 28, 2020, is hereby incorporated by reference.

(xxix)	Expense Limitation Agreement with JAG Capital Management LLC, which was filed as an exhibit to the Registrant’s Registration Statement on January 24, 2018, is hereby incorporated by reference.

(xxx)	Amended Exhibit A to the Expense Limitation Agreement with JAG Capital Management LLC which was filed as an exhibit to the Registrant’s Registration Statement on January 28, 2020, is hereby incorporated by reference.

AlphaCentric Advisors LLC

(xxxi)	Management Agreement with AlphaCentric Advisors LLC, which was filed as an exhibit to the Registrant’s Registration Statement on June 23, 2014, is hereby incorporated by reference.

(xxxii)

Amended Exhibit A to the Management Agreement with AlphaCentric Advisors LLC, which was filed as an exhibit to the Registrant’s Registration Statement on July 28, 2023, is hereby incorporated by reference.

(xxxiii)	Management Agreement with AlphaCentric Advisors LLC with respect to the AlphaCentric LifeSci Healthcare Fund which was filed as an exhibit to the Registrant’s Registration Statement on November 19, 2019, is hereby incorporated by reference.

SL Advisors, LLC

(xxxiv)	Sub-Advisory Agreement between Catalyst and SL Advisors, LLC with respect to the Catalyst Energy Infrastructure Fund, which was filed as an exhibit to the Registrant’s Registration Statement on December 19, 2014, is hereby incorporated by reference.

Garrison Point Capital, LLC

(xxxvii)	Sub-Advisory Agreement between AlphaCentric Advisors LLC and Garrison Point Capital, LLC with respect to the AlphaCentric Income Opportunities Fund, which was filed as an exhibit to the Registrant’s Registration Statement on July 28, 2023, is hereby incorporated by reference.

Boyd Watterson Asset Management, LLC

(xxxvi)	Sub-Advisory Agreement between Eventide Asset Management, LLC and Boyd Watterson Asset Management, LLC with respect to the Eventide Multi-Asset Income Fund, Eventide Limited-Term Bond Fund and Eventide Core Bond Fund, which was filed as an exhibit to the Registrant’s Registration Statement on May 13, 2020, is hereby incorporated by reference.

(xxxvii)	Sub-Advisory Agreement between Eventide Asset Management, LLC and Boyd Watterson Asset Management, LLC with respect to the Eventide Core Bond Fund, which was filed as an exhibit to the Registrant’s Registration Statement on July 28, 2020, is hereby incorporated by reference.

Exceed Advisory LLC

(xxxviii)	Sub-Advisory Agreement between Catalyst and Exceed Advisory LLC, with respect to the Catalyst Buffered Shield Fund, which was filed as an exhibit to the Registrant’s Registration Statement on August 25, 2017, is hereby incorporated by reference.

Wynkoop, LLC

(xxxix)	Sub-Advisory Agreement between Catalyst and Wynkoop, LLC with respect to Catalyst Enhanced Income Fund which was filed as an exhibit to the Registrant’s Registration Statement on July 29, 2022, is hereby incorporated by reference

CIFC Investment Management, LLC

(xl)	Sub-Advisory Agreement between Catalyst and CIFC Capital Management, LLC with respect to the Catalyst/CIFC Senior Secured Income Fund which was filed as an exhibit to the Registrant’s Registration Statement on August 31, 2018, is hereby incorporated by reference.

Mount Lucas Management LP

(xli)	Reserved.

(xlii)	Sub-Advisory Agreement between AlphaCentric and Mount Lucas Management, LP with respect to the AlphaCentric Symmetry Strategy Fund which was filed as an exhibit to the Registrant’s Registration Statement on July 31, 2019, is hereby incorporated by reference.

 Contego Capital Group, Inc.

(xliii)	Sub-Advisory Agreement between AlphaCentric and Contego Capital Group, Inc. with respect to the AlphaCentric Robotics and Automation Fund which was filed as an exhibit to the Registrant’s Registration Statement on May 31,2019, is hereby incorporated by reference.

LifeSci Fund Management LLC

(xliv)	Sub-Advisory Agreement between AlphaCentric and LifeSci Fund Management with respect to the AlphaCentric LifeSci Healthcare Fund which was filed as an exhibit to the Registrant’s Registration Statement on November 19, 2019, is hereby incorporated by reference.

Warrington Asset Management, LLC

(xlv)	Sub-Advisory Agreement between Catalyst and Warrington Asset Management, LLC with respect to the Catalyst/Warrington Strategic Program Fund which was filed as an exhibit to the Registrant’s Registration Statement on February 5, 2020, is hereby incorporated by reference.

Equity Armor Investments, LLC

(xlvi)	Sub-Advisory Agreement between Catalyst and Equity Armor Investments, LLC with respect to the Catalyst Nasdaq-100 Hedged Equity Fund, which was filed as an exhibit to the Registrant’s Registration Statement on October 1, 2020, is hereby incorporated by reference.

(e) Underwriting Contracts.

(i)	Underwriting Agreement with Northern Lights Distributors, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on June 8, 2022, is hereby incorporated by reference.

(f) Bonus or Profit Sharing Contracts. None.

(g) Custodian Agreements.

(i)	Custody Agreement with U.S. Bank National Association which was filed as an exhibit to the Registrant’s Registration Statement on July 27, 2018 is hereby incorporated by reference.

(ii)	Amended Appendix B to the Custody Agreement with U.S. Bank National Association which was filed as an exhibit to the Registrant’s Registration Statement on July 31, 2019, is hereby incorporated by reference.

(iii)	Amendment to the Custody Agreement with U.S. Bank National Association with respect to the Eventide Large Cap Focus Fund, which was filed as an exhibit to the Registrant’s Registration Statement on June 8, 2022, is hereby incorporated by reference.

(iv)	Amendment to the Custody Agreement with U.S. Bank National Association with respect to the Catalyst/Welton Advantage Multi-Strategy Fund which was filed as an exhibit to the Registrant’s Registration Statement on June 26, 2024, is hereby incorporated by reference.

(h) Other Material Contracts.

(i)	Form of Fund Services Agreement with Gemini Fund Services, LLC which was filed as an exhibit to the Registrant’s Registration Statement on March 28, 2012, is hereby incorporated by reference.

(ii)	Administrative Services Agreement with Gemini Fund Services LLC and ACSSF Fund Limited (a wholly-owned subsidiary of AlphaCentric Symmetry Strategy Fund) which was filed as an exhibit to the Registrant’s Registration Statement on January 24, 2024, is hereby incorporated by reference.

(iii)	Management Services Agreement with MFund Services LLC, with respect to the Catalyst/Welton Advantage Multi-Strategy Fund which was filed as an exhibit to the Registrant’s Registration Statement on June 26, 2024, is hereby incorporated by reference.

(iv)	Securities Lending Agreement with The Huntington National Bank, which was filed as an exhibit to the Registrant’s Registration Statement on May 20, 2011, is hereby incorporated by reference.

(v)	Compliance Services Agreement with MFund Services LLC, which was filed as an exhibit to the Registrant’s Registration Statement on January 27, 2023 is hereby incorporated by reference.

(vi)	Investment Advisory Agreement with Catalyst Capital Advisors LLC relating to the CSACS Fund Limited (a wholly-owned subsidiary of Catalyst Systematic Alpha Fund) which was filed as an exhibit to the Registrant’s Registration Statement on October 27, 2017, is hereby incorporated by reference.

(vii)	Investment Advisory Agreement with AlphaCentric Advisors LLC relating to the ACSSF Fund Limited (a wholly-owned subsidiary of AlphaCentric Symmetry Strategy Fund) which was filed as an exhibit to the Registrant’s Registration Statement on July 31, 2019, is hereby incorporated by reference.

(viii)	Sub-Advisory Agreement between AlphaCentric and Mount Lucas Management, LP relating to the ACSSF Fund Limited (a wholly-owned subsidiary of AlphaCentric Symmetry Strategy Fund) which was filed as an exhibit to the Registrant’s Registration Statement on July 31, 2019, is hereby incorporated by reference.

(ix)	Private Investment Company Custodian Agreement relating to the ACSSF Fund Limited (a wholly-owned subsidiary of AlphaCentric Symmetry Strategy Fund) which was filed as an exhibit to the Registrant’s Registration Statement on July 31, 2019, is hereby incorporated by reference.

(x)	License Agreement between NASDAQ and Equity Armor Investments, LLC, and Sub-License Agreement between Equity Armor Investments, LLC and MFST on behalf of Catalyst Nasdaq-100 Hedged Equity Fund which was filed as an exhibit to the Registrant’s Registration Statement on July 28, 2021, is hereby incorporated by reference.

(xi)	Sub-Advisory Agreement between Catalyst Capital Advisors LLC and Millburn Ridgefield Corporation relating to the CHCSF Fund Limited (a wholly-owned subsidiary of Catalyst/Millburn Dynamic Commodity Strategy Fund) which was filed as an exhibit to the Registrant’s Registration Statement on June 1, 2021, is hereby incorporated by reference.

(xii)	Investment Advisory Agreement with Catalyst Capital Advisors LLC relating to the CAEMAF Fund Limited (a wholly-owned subsidiary of Catalyst/Aspect Enhanced Multi-Assets Fund) which was filed as an exhibit to the Registrant’s Registration Statement on January 24, 2024, is hereby incorporated by reference.

(xiii)	Sub-Advisory Agreement between Capital Advisors LLC and Aspect Capital Limited relating to the CAEMAF Fund Limited (a wholly-owned subsidiary of Catalyst/Aspect Enhanced Multi-Assets Fund) which was filed as an exhibit to the Registrant’s Registration Statement on January 24, 2024, is hereby incorporated by reference.

(xiv)	Private Investment Company Custodian Agreement relating to the CAEMAF Fund Limited (a wholly-owned subsidiary of Catalyst/Aspect Enhanced Multi-Assets Fund) which was filed as an exhibit to the Registrant’s Registration Statement on January 24, 2024, is hereby incorporated by reference.

(xv)

Investment Advisory Agreement with Catalyst Capital Advisors LLC relating to the CWAMSF Fund Limited (a wholly-owned subsidiary of Catalyst/Welton Advantage Multi-Strategy Fund) which was filed as an exhibit to the Registrant’s Registration Statement on June 26, 2024, is hereby incorporated by reference.

(xvi)

Sub-Advisory Agreement between Capital Advisors LLC and Welton Investment Partners LLC relating to the CWAMSF Fund Limited (a wholly-owned subsidiary of Catalyst/Welton Advantage Multi-Strategy Fund) which was filed as an exhibit to the Registrant’s Registration Statement on June 26, 2024, is hereby incorporated by reference.

(xvii)	Private Investment Company Custodian Agreement relating to the CWAMSF Fund Limited (a wholly-owned subsidiary of Catalyst/Welton Advantage Multi-Strategy Fund) which was filed as an exhibit to the Registrant’s Registration Statement on June 26, 2024, is hereby incorporated by reference.

(i) Legal Opinion.

(i)	Legal Opinion of Thompson Hine LLP, which was filed as an exhibit to the Registrant’s Registration Statement on June 26, 2024, is hereby incorporated by reference.
(ii)	Consent of Thompson Hine LLP is filed herewith.

(j) Other Opinions

(i)	Consent of Cohen & Company Ltd., is filed herewith.
(ii)	Consent of Deloitte Ltd. which was filed as an exhibit to the Registrant’s Registration Statement on June 26, 2024, is hereby incorporated by reference.

 (k) Omitted Financial Statements. None.

(l) Initial Capital Agreements. Agreement of initial shareholder, which was filed as an exhibit to the Registrant’s Registration Statement on July 11, 2006, is hereby incorporated by reference.

(m) Rule 12b-1 Plan.

(i)	Revised Class A Master Distribution Plan and Exhibit A, which were filed as exhibits to the Registrant’s Registration Statement on March 28, 2012, are hereby incorporated by reference.

(ii)	Amended Exhibit A to the Revised Class A Master Distribution Plan with respect to the Catalyst/Welton Advantage Multi-Strategy Fund which was filed as an exhibit to the Registrant’s Registration Statement on June 26, 2024, is hereby incorporated by reference.

(iii)	Class A Master Distribution Plan and Exhibit A of Empiric 2500 Fund, which was filed as an exhibit to the Registrant’s Registration Statement on April 5, 2013, is hereby incorporated by reference.

(iv)	Revised Class C Master Distribution Plan and Exhibit A, which were filed as exhibits to the Registrant’s Registration Statement on March 28, 2012, are hereby incorporated by reference.

(v)	Amended Exhibit A to the Revised Class C Master Distribution Plan with respect to the Catalyst/Welton Advantage Multi-Strategy Fund which was filed as an exhibit to the Registrant’s Registration Statement on June 26, 2024, is hereby incorporated by reference.

(vi)	Class I Master Distribution Plan and Exhibit A, which was filed as an exhibit to the Registrant’s Registration Statement on December 16, 2016, is hereby incorporated by reference.

(vii)	Amended Exhibit A to the Class I Master Distribution Plan with respect to the Catalyst/Welton Advantage Multi-Strategy Fund which was filed as an exhibit to the Registrant’s Registration Statement on June 26, 2024, is hereby incorporated by reference.

(viii)	Revised Class N Master Distribution Plan and Exhibit A, which were filed as exhibits to the Registrant’s Registration Statement on March 28, 2012, are hereby incorporated by reference.

(ix)	Amended Exhibit A to the Revised Class N Master Distribution Plan with respect to the Eventide Large Cap Focus Fund, which was filed as an exhibit to the Registrant’s Registration Statement on June 8, 2022, is hereby incorporated by reference.

(x)	Class T Master Distribution Plan which was filed as an exhibit to the Registrant’s Registration Statement on March 31, 2017, is hereby incorporated by reference.

(xi)	Amended Exhibit A to the Revised Class T Master Distribution Plan which was filed as an exhibit to the Registrant’s Registration Statement on July 27, 2018 is hereby incorporated by reference.

(xii)	Class R Master Distribution Plan and Exhibit A for the JAG Large Cap Growth Fund – which was filed as an exhibit to the Registrant’s Registration Statement on January 28, 2020, is hereby incorporated by reference.

(xiii)	Class C-1 Master Distribution Plan and Exhibit A for the Catalyst/Millburn Hedge Strategy Fund and the Catalyst/SMH Total Return Income Fund which was filed as an exhibit to the Registrant’s Registration Statement on July 14, 2020, is hereby incorporated by reference.

(n) Rule 18f-3 Plan.

(i)	Amended Multiple Class Plan and Amended Exhibit A, which was filed as an exhibit to the Registrant’s Registration Statement on June 17, 2020, is hereby incorporated by reference.

(ii)	Amended Exhibit A to the Amended Multiple Class Plan with respect to the Catalyst/Welton Advantage Multi-Strategy Fund which was filed as an exhibit to the Registrant’s Registration Statement on June 26, 2024, is hereby incorporated by reference.

(o) Reserved.

(p) Codes of Ethics.

(i)	Code of Ethics of SMH Capital Advisors, Inc., which was filed as an exhibit to the Registrant’s Registration Statement on March 5, 2014, is hereby incorporated by reference.

(ii)	Amended Code of Ethics of Eventide Asset Management, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on November 19, 2019, is hereby incorporated by reference.

(iii)	Reserved.

(iv)	Code of Ethics of Managed Asset Portfolios, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on July 29, 2011, is hereby incorporated by reference.

(v)	Code of Ethics of JAG Capital Management LLC, which was filed as an exhibit to the Registrant’s Registration Statement on December 21, 2011, is hereby incorporated by reference.

(vi)	Code of Ethics of Cookson, Peirce & Co., Inc., which was filed as an exhibit to the Registrant’s Registration Statement on December 21, 2011, is hereby incorporated by reference.

(vii)	Code of Ethics of Lyons Wealth Management, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on March 28, 2012, is hereby incorporated by reference.

(viii)	Code of Ethics of Northern Lights Distributors, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on March 28, 2012, is hereby incorporated by reference.

(ix)	Amended Code of Ethics of Catalyst Capital Advisors LLC, which was filed as an exhibit to the Registrant’s Registration Statement on September 25, 2012, is hereby incorporated by reference.

(x)	Code of Ethics of Princeton Advisory Group, Inc., which was filed as an exhibit to the Registrant’s Registration Statement on December 26, 2012, is hereby incorporated by reference.

(xi)	Code of Ethics of Empiric Advisors, Inc., which was filed as an exhibit to the Registrant’s Registration Statement on April 5, 2013, is hereby incorporated by reference.

(xiii)	Code of Ethics of AlphaCentric Advisors LLC, which was filed as an exhibit to the Registrant’s Registration Statement on June 23, 2014, is hereby incorporated by reference.

(xiv)	Code of Ethics of SL Advisors, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on December 19, 2014, is hereby incorporated by reference.

(xv)	Code of Ethics of Garrison Point Capital, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on March 31, 2015, is hereby incorporated by reference.

(xvi)	Code of Ethics of Boyd Watterson Asset Management, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on July 7, 2015, is hereby incorporated by reference.

(xvii)	Amended Code of Ethics of Millburn Ridgefield Corporation which was filed as an exhibit to the Registrant’s Registration Statement on November 19, 2019, is hereby incorporated by reference.

(xxviii)	Code of Ethics of Exceed Advisory LLC, which was filed as an exhibit to the Registrant’s Registration Statement on August 25, 2017, is hereby incorporated by reference.

(xix)	Code of Ethics of Wynkoop LLC, which was filed as an exhibit to the Registrant’s Registration Statement on November 30, 2018 is hereby incorporated by reference.

(xx)	Reserved.

(xxi)	Code of Ethics of CIFC Investment Management LLC, which was filed as an exhibit to the Registrant’s Registration Statement on October 25, 2023, is hereby incorporated by reference.

(xxii)	Code of Ethics of Mount Lucas Management LP which was filed as an exhibit to the Registrant’s Registration Statement on December 21, 2018, is hereby incorporated by reference.

(xxiii)	Code of Ethics of Contego Capital Group, Inc. which was filed as an exhibit to the Registrant’s Registration Statement on May 31, 2019, is hereby incorporated by reference.

(xxiv)	Code of Ethics of LifeSci Fund Management LLC which was filed as an exhibit to the Registrant’s Registration Statement on November 19, 2019, is hereby incorporated by reference.

(xxv)	Code of Ethics of Warrington Asset Management, LLC which was filed as an exhibit to the Registrant’s Registration Statement on April 5, 2020, is hereby incorporated by reference.

(xxvi)	Code of Ethics of Equity Armor Investments, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on October 1, 2020, is hereby incorporated by reference.

(xxvii)	Reserved.

(xxviii)	Code of Ethics of Goshen Rock Capital, LLC which was filed as an exhibit to the Registrant’s Registration Statement on May 27, 2021, is hereby incorporated by reference.

(xxix)	Code of Ethics of Aspect Capital Limited which was filed as an exhibit to the Registrant’s Registration Statement on December 8, 2023, is hereby incorporated by reference.

(xxx)	Code of Ethics of Welton Investment Partners LLC which was filed as an exhibit to the Registrant’s Registration Statement on June 26, 2024, is hereby incorporated by reference.

(q) Powers of Attorney.

(i)	Power of Attorney of the Trust, and a certificate with respect thereto, is filed herewith

(ii)	Powers of Attorney of Mr. Jerry Szilagyi, Trustee of the Trust; Mr. Tobias Caldwell, Trustee of the Trust; Mr. Stephen Lachenauer, Trustee of the Trust; Mr. Tiberiu Weisz, Trustee of the Trust; and Mr. Erik Naviloff, Chief Financial Officer and Treasurer of the Trust, which was filed as an exhibit to the Registrant’s Registration Statement on June 26, 2024, is hereby incorporated by reference.

(iii)	Powers of Attorney of Michael Schoonover, President/Principal Executive Officer of the Trust is filed herewith.

(iv)	Powers of Attorney for each director of CHCSF Fund Limited, which was filed as an exhibit to the Registrant’s Registration Statement on August 14, 2015, are hereby incorporated by reference.

(v)	Powers of Attorney for each director of CMHSF Fund Limited, which was filed as an exhibit to the Registrant’s Registration Statement on December 7, 2015, is hereby incorporated by reference.

(vi)	Powers of Attorney for each director of ACIMFSMFSF Fund Limited, which was filed as an exhibit to the Registrant’s Registration Statement on December 7, 2015, is hereby incorporated by reference.

(vii)	Powers of Attorney for each director of CMSF Fund Limited which was filed as an exhibit to the Registrant’s Registration Statement on November 1, 2017, is hereby incorporated by reference.

(viii)	Powers of Attorney for each director of CSACS Fund Limited which was filed as an exhibit to the Registrant’s Registration Statement on November 1, 2017, is hereby incorporated by reference.

Item 29. Persons Controlled by or Under Common Control with the Fund

None.

Item 30. Indemnification

(a) Article VI of the Registrant’s Declaration of Trust provides for indemnification of officers and Trustees as follows:

 Section 6.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, “Covered Person” shall include such person’s heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

The Registrant may not pay for insurance which protects the Trustees and officers against liabilities rising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

(b) The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover the adviser, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

(c) In so far as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Ohio law and the Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(d) Paragraph 9 of the Management Agreement between the Trust and AlphaCentric Advisors LLC with respect to AlphaCentric LifeSci Healthcare Fund provides for indemnification of the advisor as follows:

The Trust agrees to indemnify, defend and hold you and your Related Persons harmless from and against all losses, claims, damages, liabilities, costs and expenses (collectively, the “Losses”) arising by reason of being or having been the adviser, or in connection with the past or present performance of services to the Trust in accordance with this Agreement, except to the extent that the loss, claim, damage, liability, cost or expense was caused, in whole or in part, by reason of the your negligence, willful misfeasance, bad faith or reckless disregard of your duties in the performance of your duties and obligations under this Agreement. These Losses include, but are not limited to, amounts paid in satisfaction of judgments, in settlement, or as fines or penalties, and reasonable counsel fees and expenses, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which you and your Related Persons may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter. The Trust shall not be obligated to indemnify you or any of your Related Persons for any settlement unless the settlement is approved in advance by the Trust, which may not be unreasonably withheld.

The Trust shall not indemnify or hold harmless any persons seeking indemnification in connection with a proceeding (or part thereof) initiated by you or any Related Person except any proceeding initiated by you or any Related Person for Losses incurred in connection with a prior proceeding not initiated by such person. The Trust shall not indemnify you or any of your Related Persons to the extent you or the applicable Related Person, as the case may be, is reimbursed from the proceeds of insurance or any other source, and in the event the Trust makes any indemnification payments to you or any of your Related Persons and you or the applicable Related Person, as the case may be, is subsequently  reimbursed from the proceeds of insurance or any other source, you shall promptly refund such indemnification payments to the Trust to the extent of such reimbursement.

(d) Paragraph 9 of the Investment Advisory Agreement between the Trust and Catalyst Capital Advisors LLC with respect to Catalyst/Aspect Enhanced Multi-Asset Fund provides for indemnification of the advisor as follows:

The Trust agrees to indemnify, defend and hold you and your Related Persons harmless from and against all losses, claims, damages, liabilities, costs and expenses (collectively, the “Losses”) arising by reason of being or having been the adviser, or in connection with the past or present performance of services to the Trust in accordance with this Agreement, except to the extent that the loss, claim, damage, liability, cost or expense was caused, in whole or in part, by reason of the your willful misfeasance, bad faith, gross negligence or reckless disregard of your duties in the performance of your duties and obligations under this Agreement. These Losses include, but are not limited to, amounts paid in satisfaction of judgments, in settlement, or as fines or penalties, and reasonable counsel fees and expenses, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which you and your Related Persons may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter. The Trust shall not be obligated to indemnify you or any of your Related Persons for any settlement unless the settlement is approved in advance by the Trust, which may not be unreasonably withheld.

The Trust shall not indemnify or hold harmless any persons seeking indemnification in connection with a proceeding (or part thereof) initiated by you or any Related Person except any proceeding initiated by you or any Related Person for Losses incurred in connection with a prior proceeding not initiated by such person. The Trust shall not indemnify you or any of your Related Persons to the extent you or the applicable Related Person, as the case may be, is reimbursed from the proceeds of insurance or any other source, and in the event the Trust makes any indemnification payments to you or any of your Related Persons and you or the applicable Related Person, as the case may be, is subsequently reimbursed from the proceeds of insurance or any other source, you shall promptly refund such indemnification payments to the Trust to the extent of such reimbursement.

 Item 31. Business and Other Connections of the Investment Adviser

 (a)     Catalyst Capital Advisors LLC (“CCA”), 53 Palmeras Street, Suite 601, San Juan PR 00901, is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser, file number 801-66886.

 (i) CCA has engaged in no other business during the past two fiscal years.

(ii) Jerry Szilagyi is a managing member and sole voting member of CCA and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies:

Trustee, Mutual Fund Series Trust, 36 North New York Avenue, Huntington, NY 11743;

Trustee, Variable Insurance Trust, 36 North New York Avenue, Huntington, NY 11743;

President, Mutual Fund and Variable Insurance Trust, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022;

President, Strategy Shares, 36 North New York Avenue, Huntington, New York 11743;

Managing Member and President, MFund Services LLC, 36 North New York Avenue, Huntington, NY 11743, a provider of legal administration, compliance and management services to mutual funds (including each series of the Trust);

Managing Member and President, MFund Distributors LLC, 36 North New York Avenue, Huntington, NY 11743, (TBP), a provider of marketing services to mutual funds;

Managing Member of AlphaCentric Advisors LLC, 53 Palmeras St. Suite 601, San Juan, PR 00901, an investment advisor to mutual funds;

President of Rational Advisors, Inc., 53 Palmeras St. Suite 601, San Juan, PR 00901, an investment advisor to mutual funds;

Chief Executive Officer, Catalyst International Advisors LLC, 53 Palmeras St. Suite 601, San Juan, PR 00901, an investment advisor to a UCITS (Undertakings for Collective Investment in Transferable Securities);

Chief Executive Officer, Insight Media LLC, 53 Palmeras St. Suite 601, San Juan, PR 00901, a provider of marketing service to financial services organizations;

Chief Executive Officer, MFund Management LLC, 53 Palmeras St. Suite 601, San Juan, PR 00901, a provider of legal administration, compliance and management services to mutual funds (including each series of the Trust).

(b)    SMH Capital Advisors, Inc. (“SMH”) 4800 Overton Plaza Suite 300, Fort Worth, Texas 76109, is registered with the SEC as an investment adviser, file number 801-54089.

(i) During the past two fiscal years, SMH has served as the investment advisor to private client accounts, institutional accounts and sub-advisor to two SEC-registered mutual funds, the Integrity High Income Fund and Integrity Total Return Income Fund.

(ii) During the past two fiscal years, Jeffrey Cummer has been President of SMH. During the past two fiscal years, Dwayne Moyers has been Chief Investment Officer of SMH.

(c)     Eventide Asset Management, LLC (“Eventide”), One International Place, Suite 4210, Boston, Massachusetts 02110, is registered with the SEC as an investment adviser file number 801-69154.

(i) Eventide has engaged in no other business since its inception.

(d)    Reserved.

 (e)     Managed Asset Portfolios, LLC (“MAP”), 950 W. University Drive, Suite 100, Rochester, MI 48307, is registered with the SEC as an investment adviser file number 801-58125.

(i) MAP has engaged in no other businesses of a substantial nature in the last two fiscal years.

(f)      Cookson, Peirce & Co., Inc. (“CP”), 555 Grant Street, Suite 380, Pittsburgh, PA 15219, is registered with the SEC as an investment adviser file number 801-21341.

(i) CP and its directors and officers have engaged in no other businesses of a substantial nature in the last two fiscal years.

(g)    JAG Capital Management (“JAG”), 9841 Clayton Road, St. Louis, MO 63124, is registered with the SEC as an investment adviser file number 801-72799.

(i) JAG and its directors and officers have engaged in no other businesses of a substantial nature in the last two fiscal years. JAG’s parent, J.A. Glynn & Co., is a registered broker-dealer.

(h)    Lyons Wealth Management, LLC (“Lyons”), 1470 Gene Street, Winter Park, FL 32789, is registered with the SEC as an investment adviser file number 801-67895

(i) Lyons Wealth Management, LLC has engaged in no other business since its inception.

(ii) Mark Cosgrove is the controlling member and Manager of Lyons. Mr. Cosgrove is also the Manager of Meerkat Hedge Partners Fund, L.P., a hedge fund, and the holding company, Lyons Wealth Holdings, LLC.

(iii) Alexander Read is a member and the Chief Executive Officer of Lyons. Mr. Read is also the Managing Member of Meerkat Hedge Partners Fund, L.P., a hedge fund, and the holding company, Lyons Wealth Holdings, LLC.

(i) Empiric Advisors, Inc. (“Empiric”) 500 N. Capital of Texas Hwy, Building 8, Suite 150, Austin, Texas 78730, is registered with the SEC as an investment adviser, file number 801-31075

(i) Empiric is the sole owner of Empiric Distributors, Inc., a registered broker-dealer and member of FINRA.

(ii) Mark Coffelt is the Chief Investment Officer and President of Empiric. Mr. Coffelt is also the President of Empiric Distributors, Inc.

(j) Reserved.

(k) AlphaCentric Advisors LLC (“AlphaCentric”), located at 53 Palmeras Street, Suite 601, San Juan PR 00901, is registered with the SEC as an investment adviser, file number 801-79616.

(i) AlphaCentric has engaged in no other business during the past two fiscal years.

(ii) Jerry Szilagyi is the managing member of AlphaCentric and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies:

Trustee, Mutual Fund Series Trust, 36 North New York Avenue, Huntington, NY 11743;

Trustee, Variable Insurance Trust, 36 North New York Avenue, Huntington, NY 11743;

President, Registrant;

President, Mutual Fund and Variable Insurance Trust, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022;

President, Strategy Shares, 36 North New York Avenue, Huntington, New York 11743;

Managing Member and President, MFund Services LLC, 36 North New York Avenue, Huntington, NY 11743, an administrator to mutual funds (including each series of the Trust);

Managing Member and President, MFund Distributors LLC, 36 North New York Avenue, Huntington, NY 11743, (TBP), a provider of marketing services to mutual funds.

Managing Member of Catalyst Capital Advisors LLC, 53 Palmeras St. Suite 601, San Juan, PR 00901, an investment advisor to mutual funds.

President of Rational Advisors, Inc., 53 Palmeras St. Suite 601, San Juan, PR 00901, an investment advisor to mutual funds;

Chief Executive Officer, Catalyst International Advisors LLC, 53 Palmeras St. Suite 601, San Juan, PR 00901, an investment advisor to a UCITS (Undertakings for Collective Investment in Transferable Securities);

Chief Executive Officer, Insight Media LLC, 53 Palmeras St. Suite 601, San Juan, PR 00901, a provider of marketing services to financial services organizations;

Chief Executive Officer, MFund Management LLC, 53 Palmeras St. Suite 601, San Juan, PR 00901, a provider of legal administration, compliance and management services to mutual funds (including each series of the Trust).

(iii) Mark Kamies is a member of AlphaCentric and is the controlling shareholder and President of Multi-Funds, Inc., 1731 Willow Wood, Nixa, Missouri 65714. Multi-Funds is an investment marketing company.

(l) SL Advisors, LLC (“SL”), located at 210 Elmer Street, Westfield, NJ. 07090 is registered with the SEC as an investment adviser, file number 801-80396.

(i) SL has engaged in no other business since its inception.

(ii) None of the directors or officers of SL have engaged in any other business during the last two fiscal years.

(m) Garrison Point Capital, LLC (“Garrison Point”), located at 100 Pine Street, Suite 2700, San Francisco, CA 94111 is registered with the SEC as an investment adviser, file number 801-77191.

(i) Garrison Point has engaged in no other business during the past two fiscal years.

(ii) Garrett Smith is a Principal of Garrison Point and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies, each of which is located at 100 Pine Street, Suite 2700, San Francisco, CA 94111:

Principal, Garrison Point Funds, LLC; and Associate, SF Sentry Securities, Inc.

(iii) Brian Loo is a Director of Garrison Point and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies, each of which is located at 100 Pine Street, Suite 2700, San Francisco, CA 94111:

Principal, Garrison Point Funds, LLC; and Associate, SF Sentry Securities, Inc.

(v) Lee Root is the Chief Financial Officer of Garrison Point and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies:

Chief Financial Officer, Garrison Point Funds, LLC; Chief Financial Officer, SF Sentry Securities, Inc.; Chief Financial Officer, SF Sentry Financial Group, LLC; Chief Financial Officer, Sivia, LLC; Chief Financial Officer, Ocean IQ, LLC; Chief Financial Officer, Pine Capital, LLC; and Chief Financial Officer Sentry Advisors, LLC

(vi) Julie Meissner is the Chief Compliance Officer of Garrison Point and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies:

Chief Compliance Officer, Garrison Point Funds, LLC; Chief Compliance Officer, SF Sentry Securities, Inc.; Chief Compliance Officer, SF Sentry Financial Group, LLC; Chief Compliance Officer, Sivia, LLC; Chief Compliance Officer, Ocean IQ, LLC; Chief Compliance Officer, Pine Capital, LLC; and Chief Compliance Officer Sentry Advisors, LLC

(n) Boyd Watterson Asset Management, LLC (“Boyd Watterson”), located at 1801 East 9th Street, Suite 1400, Cleveland, Ohio, 44114 is registered with the SEC as an investment adviser, file number 801-57468.

(i) Boyd Watterson has engaged in no other business since its inception.

(ii) None of the directors or officers of Boyd Watterson have engaged in any other business during the last two fiscal years.

(o) Millburn Ridgefield Corporation, located at 411 West Putnam Avenue, Greenwich, CT 06830, is registered with the SEC as an investment adviser, file number 801-60938.

(i) Millburn Ridgefield Corporation has engaged in no other business since its inception.

(ii) None of the directors or officers of Millburn Ridgefield Corporation have engaged in any other business during the last two fiscal years.

(p) Exceed Advisory LLC (“Exceed”) located in New York, NY. Additional information regarding Exceed Advisory LLC, including information regarding any other businesses of a substantial nature engaged in by the firm and its officers, directors and partners in the last two years, will be provided by subsequent amendment.

(q) Wynkoop LLC (“Wynkoop”), located at 5460 S Quebec Street, Suite 110, Greenwood Village, CO 80111, is registered with the SEC as an investment adviser, file number 801-113339.

(i) Wynkoop has engaged in no other business since inception.

(ii) Brandon D. Jundt is the managing member of Wynkoop. Mr. Jundt is also the managing member of Wynkoop RE Manager, LLC, a real estate management company, and the managing member of WynTrail Manager, LLC, a real estate management company.

(r) Reserved.

(s) CIFC Investment Management LLC. (“CIFC”), located at 250 Park Ave, 4th Floor, New York, New York 10177, is registered with the SEC as an investment adviser, file number 801-53728.

(i) CIFC has engaged in no other business since its inception.

(ii) Steve Vaccaro is the Chief Executive Officer and Chief Investment Officer of CIFC and has been engaged within the last two fiscal years as the Chief Executive Officer and Chief Investment Officer of the following entities: CIFC Asset Management Holdings LLC; CIFC Asset Management LLC; CIFC Capital Holdco LLC; CIFC CLO Co-Investment Fund GP LLC; CIFC CLO Management Holdco MO II LLC; CIFC CLO Management Holdco MO LLC; CIFC CLO Management Holdco R II LLC; CIFC CLO Management LLC; CIFC CLO Management II LLC; CIFC CLO Opportunity Fund GP Ltd; CIFC CLO Strategic Partners GP LLC; CIFC CLO Strategic Partners II GP LLC; CIFC CLO Warehouse Fund GP LLC; CIFC Corp, CIFC Holdings I LLC; CIFC Holdings II LLC; CIFC Holdings II Sub LLC; CIFC Holdings III LLC; CIFC Holdings III Sub LLC; CIFC International Holdings I Ltd; CIFC International Holdings I Parent Ltd; CIFC Investment Grade CLO Fund GP LLC; CIFC LLC; CIFC Master Fund LP; CIFC Master Fund ST Funding LLC; CIFC Member LLC; CIFC Parthenon Loan Funding GP LLC; CIFC Senior Secured Corporate Loan Fund GP, LLC; CIFC Tactical Income Fund GP LLC; CIFC VS Holdings LLC; CIFC VS Management LLC; Columbus Nova Credit Investments Management, LLC; CypressTree Investment Management, LLC; CIFC CLO Management Holdco R LLC; CIFC CLO Opportunity Fund I GP LLC; and CIFC CLO Opportunity Fund III GP LP (collectively, “CIFC Entities”).

(iii) John DiRocco is the Chief Operating Officer of CIFC and has been engaged within the last two fiscal years as the Chief Operating Officer of the CIFC Entities.

(ii) Rahul Agarwal is the Chief Financial Officer of CIFC and has been engaged within the last two fiscal years as the Chief Financial Officer of the CIFC Entities.

(t) Mount Lucas Management LP (“Mount Lucas”), located at 405 South State Street, Newtown, PA 18940, is registered with the SEC as an investment adviser, file number 801-28254.

(i) Mount Lucas has engaged in no other business since its inception.

(ii)  None of the directors or officers of Mount Lucas have engaged in any other business during the last two fiscal years.

(u) Contego Capital Group, Inc. (“Contego”), located at 7400 Metro Blvd, Edina, Minnesota 55439, is registered with the SEC as an investment adviser, file number 801-113844.

(i) Contego has engaged in no other business since its inception.

(ii) Robert Branton is the Chief Executive Officer of Contego. Mr. Branton was a managing director of Pacific View from 2016 to 2018.

(iii) Brian Gahsman is the Chief Investment Officer of Contego. Mr. Gahsman was a portfolio manager of Pacific View from 2016 to 2018.

(v) LifeSci Fund Management LLC (“LifeSci”), located at 250 West 55th Street, Suite 3401, New York, NY, 10019, is registered with the SEC as an investment adviser, file number 801-117201.

(i) LifeSci has engaged in no other business since inception.

(ii) Michael Yehuda Rice is a member of LifeSci. Mr. Rice is also the President of LifeSci Advisors, LLC and LifeSci Capital LLC, and is a member of LifeSci Public Relations, LLC, LifeSci Index Partners, LLC and LifeSci Venture Management, LLC.

(iii) Andrew Ian McDonald is a member of LifeSci. Mr. McDonald is also the Chief Executive Officer of LifeSci Advisors, LLC and LifeSci Capital LLC, and a member of LifeSci Public Relations, LLC, LifeSci Index

Partners, LLC and LifeSci Venture Management, LLC. Additionally, Mr. McDonald is also the co-founder and Chief Executive Officer of Attune Pharmaceuticals, an early-stage biotechnology company.

(iv) Robert Brinberg is the Chief Compliance Officer of LifeSci. and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or consultant of the following other companies: LifeSci Capital LLC, LifeSci Venture Management, LLC and Rose & Company Holdings, LLC.

(w) Warrington Asset Management LLC (“Warrington”), 200 Dorado Beach Drive, Suite #3132, Dorado, PR 00646 is registered with the SEC as an investment adviser, file number 801-111865.

(i) Warrington has engaged in no other business during the past two fiscal years.

(ii) Scott Kimple; Manager and Principal of Warrington is the Manager of Warrington GP, LLC.

 (x) Equity Armor Investments, LLC (“EAI”), 311 South Wacker Dr., Ste. 650, Chicago, Illinois 60606, is registered with the SEC as an investment advisor, file no. 801-117276.

(i)	Equity Armor has engaged in no other business during the past two fiscal years.

(ii)	Luke Rahbari, Managing Member and a Portfolio Manager of Equity Armor, (a) is a member of LBD Capital, LLC, a private equity firm; (b) is a partner in MacroGrowth Advisors, which plans to develop index-based strategies; (c) serves as a business advisor to Madoldnut productions, a media post-production company; and (d) is a partner of Tremis, LLC, a cryptocurrency trading and mining firm;

(iii)	Joseph Tigay, Chief Trading Officer and a Portfolio Manager of Equity Armor, is a member of Tremis, LLC, a cryptocurrency trading and mining firm;

(iv)	Brian Stutland, Chief Investment Officer and Chief Compliance Officer of Equity Armor, is a member of: (a) LBD Capital, LLC, a private equity firm; and (b) Tremis, LLC, a cryptocurrency trading and mining firm; and

(v)	Equity Armor is a member of Equity Armor Advisers, LLC, an investment advisory firm, of which Equity Armor principals are engaged in the day to day operations of the company.

(y) Reserved.

(z) Goshen Rock Capital, LLC (“Goshen Rock”), located at 2929 Arch Street, Suite 1703, Philadelphia, PA 19104, is registered with the SEC as an investment adviser, file number 801-71983.

(i) Goshen Rock has engaged in no other business since its inception.

(ii) None of the directors or officers of Goshen Rock have engaged in any other business during the last two fiscal years.

(aa) Aspect Capital Limited (“Aspect”), located at 10 Portman Square, London W1H 6AZ, is registered with the SEC as an investment adviser, file number 801-62408.

 (i)        Aspect has engaged in no other business during the past two fiscal years.

(ii)        Martin Lueck, Director of Aspect, is a Director of Aspect Capital Inc., the sales office and subsidiary of Aspect;

(bb) Welton Investment Partners LLC (“Welton”), located at 1350 6th Ave Suite 1705, New York, NY 10019 is registered with the SEC as an investment adviser, file number 801-80274.

(i)                Welton has engaged in no other business during the past two fiscal years Patrick Welton, Chief Investment Officer and Director of Welton, is Managing Member, Director and Officer of Welton Investment Corporation (“Welton Corp”), Eastwood Building, San Carlos Between 5th and 6th, Carmel, CA 93921, a holding company – financial services; Director and Officer of Welton Global Funds Management Corp (“Welton Global”), Eastwood Building, San Carlos Between 5th and 6th Carmel, CA 93921, a commodity pool operator; and Managing Member of Cody Creek LLC (“Cody Creek”), 200 Clock Tower Place, Carmel, CA 93923, a real estate investment.

(ii)        Guillaume Detrait, President, Director of Welton, is the Chief Operating Officer of Welton Global;

Todd Merrell, Chief Financial Officer of Welton, is the Chief Financial Officer of Welton Global; General Manager of Welton France SAS, 18 rue Pasquier, 75008 Paris, France, a investment research center; Vice President, Welton ESG Advantage Fund Ltd. (“WEAF”) c/o Walkers Corporate (Bermuda) Ltd, Park Place, 55 Par-la-Ville Road, Hamilton HM11, Bermuda, a private investment fund; Vice President, Welton ESG Advantage Master Fund Ltd. (“WEAMF”), c/o Walkers Corporate (Bermuda) Ltd, Park Place, 55 Par-la-Ville Road, Hamilton HM11, Bermuda, a private investment fund; Vice President, Welton Capital Markets Fund Ltd. (“WCMF”), c/o Walkers Corporate (Bermuda) Ltd, Park Place, 55 Par-la-Ville Road, Hamilton HM11, Bermuda, private investment fund; and Vice President, Welton Global Capital Markets Fund Ltd. (“WGCMF”), c/o Walkers Corporate (Bermuda) Ltd, Park Place, 55 Par-la-Ville Road, Hamilton HM11, Bermuda.

David Nowlin, Chief Compliance Officer of Welton, is the Chief Compliance Officer of Welton Global, President of WEAF; President of WEAMF; President of WCMF; and President of WGCMF.

Annette Welton, Director of Welton, is a Managing Member, Director and Officer of Welton Corp; Director and Officer of Welton Global; and Managing Member of Cody Creek.

Donald Putnam, Director of Welton, is the Managing Partner of Grail Partners LLC, 2 Embarcadero Center, San Francisco, CA 94111, an investment bank; Managing Partner of Chalice Fund LP [Private equity fund]. 2 Embarcadero Center, San Francisco, CA 94111, a private equity fund; Chief Executive Officer, Manifold Partners LLC, 2 Embarcadero Center, San Francisco, CA 94111, an investment advisory firm.

Item 32. Principal Underwriters

(a) Northern Lights Distributors, LLC (“NLD”), is the principal underwriter for all series of Mutual Fund Series Trust.

NLD also acts as principal underwriter for the following open end investment companies:

Atlas U.S. Tactical Income Fund, Boyar Value Fund Inc., Capitol Series Trust, Copeland Trust, DGI Investment Trust, Grandeur Peak Global Trust, Humankind Benefit Corporation, Miller Investment Trust, Mutual Fund and Variable Insurance Trust, Series Trust, Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Fund Trust IV, Northern Lights Variable Trust, OCM Mutual Fund, Texas Capital Funds Trust, The North Country Funds, The Saratoga Advantage Trust, Segall Bryant Hamill Trust, THOR Financial Technologies Trust, Tributary Funds, Inc., Two Roads Shared Trust, Ultimus Managers Trust, Unified Series Trust, Valued Advisers Trust and Zachs Trust.

NLD also acts as principal underwriter for the following closed end investment companies:

CIM Real Assets & Credit Fund, PREDEX, and Princeton Everest Fund.

(b) NLD is registered with Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The principal business address of NLD is 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022. NLD is an affiliate of Ultimus Fund Solutions, LLC. To the best of Registrant’s knowledge, the following are the members and officers of NLD:

Name	Positions and Offices with Underwriter	Positions and Offices with the Fund
Kevin Guerette	President	None
Stephen Preston	Treasurer, Chief Compliance Officer, Financial Operations Principal, and AML Compliance Officer	None
William J. Strait	Secretary, General Counsel	None
Melvin Van Cleave	Chief Information Securities Officer	None

(c) Not Applicable. No underwriting commissions are paid in connection with the sale of Registrant’s Shares.

Item 33. Location of Accounts and Records

The following entities prepare, maintain and preserve the records required by Section 31 (a) of the 1940 Act for the Registrant. These services are provided to the Registrant for such periods prescribed by the rules and regulations of the Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

(a) Ultimus Fund Solutions, LLC (“UFS”), located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022.

(b) Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022.

(c) U.S. Bank N.A., 425 Walnut Street, Cincinnati, OH 45202.

(d) Catalyst Capital Advisors LLC, 53 Palmeras St. Suite 601, San Juan, PR 00901.

(e) SMH Capital Advisors, Inc., 4800 Overton Plaza Suite 300, Fort Worth, Texas 76109.

(f) Eventide Asset Management, LLC, 2 Franklin Street, Medford, MA, 02155.

(g) Donald L. Hagan, LLC, a.k.a. Day Hagan Asset Management, 330 South Orange Avenue, Sarasota, FL, 34236.

(h) Groesbeck Investment Management Corp., 12 Route 17 North, Suite 130, Paramus, NJ 07652.

(i) Managed Asset Portfolios, LLC, 950 W. University Drive, Suite 100, Rochester, MI 48307.

(j) Cookson, Peirce & Co., Inc., 555 Grant Street, Suite 380, Pittsburgh, PA 15219.

(k) JAG Capital Management, 9841 Clayton Road, St. Louis, MO 63124.

(l) Lyons Wealth Management, LLC, 1470 Gene Street, Winter Park, FL 32789.

(m) Empiric Advisors, Inc, 500 N. Capital of Texas Hwy, Building 8, Suite 150, Austin, Texas 78730

(n) Camelot Portfolios, LLC, 1700 Woodlands Dr., Maumee, Ohio 43537

(o) AlphaCentric Advisors LLC, 36 North New York Avenue, Huntington, NY 11743

(p) Keystone Wealth Advisors LLC, 595 S. Riverwoods Pkwy, Ste 170, Logan, UT 84321

(q) Stone Beach Investment Management, LLC is located at 101 Merritt 7, 5th Floor, Norwalk, CT, 06851.

(r) ITB Capital Advisors, LLC is located at 311 S. Florida Avenue, Lakeland Florida, 33802

(s) SL Advisors, LLC is located at 210 Elmer Street, Westfield, NJ, 07090

(t) Garrison Point Capital, LLC is located at 100 Pine Street, Suite 2700, San Francisco, CA 94111

(u) Boyd Watterson Asset Management, LLC is located at 1801 East 9th Street Suite 1400, Cleveland, Ohio 44114

(v) Millburn Ridgefield Corporation is located at 411 West Putnam Avenue, Greenwich, CT 06830

(w) Pacini Hatfield Investments, LLC is located at 14362 N. Frank Lloyd Wright Blvd., Scottsdale, AZ, 85260

(x) Pacific View Asset Management, LLC is located at 600 Montgomery Street, 6th Floor, San Francisco, California, 94111-2702

(y) Exceed Advisory LLC is located at 28 West 44th Street, 16th Floor, New York, NY 10036

(z) Wynkoop, LLC is located at 5460 S Quebec Street, Suite 110, Greenwood Village, CO 80111

(aa) Dana Investment Advisors, Inc. is located at 20700 Swenson Drive, Suite 400, Waukesha, WI 53186

(bb) Trinity Fiduciary Partners, LLC is located at 200 North Mesquite Street, Suite 205, Arlington, TX 76011

(cc) Caddo Capital Management, LLC is located at 1 Sansome Street, San Francisco, CA 94104

(dd) CIFC Investment Management LLC is located at 250 Park Ave, 4th Floor, New York, New York 10177

(ee) Mount Lucas Management LP is located at 405 South State Street, Newtown, PA 18940

(ff) Contego Capital Group, Inc. is located at 7400 Metro Blvd, Edina, Minnesota 55439

(gg) LifeSci Fund Management LLC is located at 250 West 55th Street, Suite 3401, New York, NY, 10019

(hh) Teza Capital Management LLC is located at 150 North Michigan Avenue, Suite 3700 Chicago, IL 60601

(ii) Kayne Anderson Fund Advisors, LLC is located at 811 Main St., 14th Floor, Houston, TX, 77002

(jj) R&C Investment Advisors, LLC is located at One Exchange Plaza, 55 Broadway, 2nd Floor, New York, NY 10006

(kk) Warrington Asset Management LLC is located at 200 Dorado Beach Drive, Suite #3132, Dorado, PR 00646

(ll) Equity Armor Investments, LLC is located at 311 South Wacker Dr., Ste. 650, Chicago, Illinois 60606

(mm) SWBC Investment Company is located at 9311 San Pedro Avenue, Suite 600, San Antonio, Texas 78216

(nn) Goshen Rock Capital, LLC is located at 2929 Arch Street, Suite 1703, Philadelphia, PA 19104

(oo) Know Your Options, LLC dba RCM Wealth Advisors is located at 405 West Superior Street, Chicago, Illinois 60654

(pp) Breacher Capital Advisors, LLC is located at One Stamford Plaza, 263 Tressed Blvd. Suite 900, Stamford, CT 06901

(qq) Aspect Capital Inc., is located at 10 Portman Square, London W1H 6AZ.

(rr) Welton Investment Partners LLC., is located at 1350 6th Ave Suite 1705, New York, NY 10019.

Item 34. Management Services

None.

Item 35. Undertakings

The Registrant undertakes that each Subsidiary and each Director of each Subsidiary hereby consents to service of process within the United States, and to examination of its books and records.

SIGNATURES

Pursuant to the requirements of the Securities Act and Investment Company Act, the Fund certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of San Juan, Commonwealth of Puerto Rico, on the 26th day of July, 2024.

Mutual Fund Series Trust

/s/ Michael Schoonover
Michael Schoonover
President/Principal Executive Officer
July 26, 2024

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities indicated and on the date indicated.

/s/ Michael Schoonover
Michael Schoonover
President/Principal Executive Officer
July 26, 2024

Tobias Caldwell*, Trustee

Erik Naviloff*, Treasurer/Principal Financial Officer and Accounting Officer

Stephen Lachenauer*, Trustee

Jerry Szilagyi*, Trustee

Tiberiu Weisz*, Trustee

By:	/s/ Philip. B. Sineneng
Philip B. Sineneng
Attorney-in-Fact
July 26, 2024

 Exhibit Index

ITEM

(i)(ii) Consent of Thompson Hine, LLP

(j)(i) Consent of Cohen & Company Ltd.

(q)(i) Power of Attorney of the Trust, and a Certificate with Respect Thereto

(q)(iii) Powers of Attorney of Michael Schoonover, President/Principal Executive Officer of the Trust